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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file
number                       811-01540
      --------------------------------------------------------------------------


                                 AIM Funds Group
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


               11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)


       Robert H. Graham 11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:  (713) 626-1919
                                                     ---------------------------

Date of fiscal year end:    12/31
                        --------------

Date of reporting period:  12/31/05
                        --------------

Item 1. Reports to Stockholders.

                                                         AIM BASIC BALANCED FUND
                                Annual Report to Shareholders o December 31,2005


                                 [COVER IMAGE]


 YOUR GOALS. OUR SOLUTIONS.                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

AIM BASIC BALANCED FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL AND CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

o Class B shares are not available as an     ABOUT INDEXES USED IN THIS REPORT             OTHER INFORMATION
investment for retirement plans
maintained pursuant to Section 401 of        o The unmanaged Standard & Poor's             o The returns shown in management's
the Internal Revenue Code, including         Composite Index of 500 Stocks (the S&P        discussion of Fund performance are based
401(k) plans, money purchase pension         500--Registered Trademark-- INDEX) is         on net asset values calculated for
plans and profit sharing plans. Plans        an index of common stocks frequently          shareholder transactions. Generally
that had existing accounts invested in       used as a general measure of U.S. stock       accepted accounting principles require
Class B shares prior to September 30,        market performance.                           adjustments to be made to the net assets
2003, will continue to be allowed to                                                       of the Fund at period end for financial
make additional purchases.                   o The unmanaged LIPPER BALANCED FUND          reporting purposes, and as such, the net
                                             INDEX represents an average of the 30         asset values for shareholder
o Class R shares are available only to       largest balanced funds tracked by             transactions and the returns based on
certain retirement plans. Please see the     Lipper, Inc., an independent mutual fund      those net asset values may differ from
prospectus for more information.             performance monitor. It is calculated         the net asset values and returns
                                             daily, with adjustments for                   reported in the Financial Highlights.
o Investor Class shares are closed to        distributions as of the ex-dividend
most investors. For more information on      dates.
who may continue to invest in the                                                          o Industry classifications used in this
Investor Class shares, please see the        o The blended index used in this report       report are generally according to the
prospectus.                                  is composed of 60% RUSSELL 1000               Global Industry Classification Standard,
                                             --Registered Trademark-- VALUE INDEX          which was developed by and is the
PRINCIPAL RISKS OF INVESTING IN THE FUND     and 40% LEHMAN BROTHERS U.S. AGGREGATE        exclusive property and a service mark of
                                             BOND INDEX. The unmanaged Russell 1000        Morgan Stanley Capital International
o U.S. Treasury securities such as           --Registered Trademark-- Index                Inc. and Standard & Poor's.
bills, notes and bonds offer a high          represents the performance of the stocks
degree of safety, and they guarantee the     of large-capitalization companies; the        o Commonality measures the similarity of
payment of principal and any applicable      Value segment measures the performance        holdings between two portfolios using
interest if held to maturity. Fund           of Russell 1000 companies with lower          the lowest common percentage method.
shares are not insured, and their value      price/book ratios and lower forecasted        This method compares each security's
and yield will vary with market              growth values. The unmanaged Lehman           percentage of total net assets in both
conditions.                                  Brothers U.S. Aggregate Bond Index,           portfolios and adds the lower
                                             which represents the U.S.                     percentages of the two portfolios to
o The Fund may invest up to 25% of its       investment-grade fixed-rate bond market       determine commonality.
assets in the securities of non-U.S.         (including government and corporate
issuers. International investing             securities, mortgage pass-through             o The Conference Board is a
presents certain risks not associated        securities and asset-backed securities),      not-for-profit organization that
with investing solely in the United          is compiled by Lehman Brothers, a global      conducts research and publishes
States. These include risks relating to      investment bank.                              information and analysis to help
fluctuations in the value of the U.S.                                                      businesses strengthen their performance.
dollar relative to the values of other       o The unmanaged MSCI WORLD INDEX is a
currencies, the custody arrangements         group of global securities tracked by
made for the Fund's foreign holdings,        Morgan Stanley Capital International.         The Fund provides a complete list of its
differences in accounting, political                                                       holdings four times in each fiscal year,
risks and the lesser degree of public        o The Fund is not managed to track the        at the quarter-ends. For the second and
information required to be provided by       performance of any particular index,          fourth quarters, the lists appear in the
non-U.S. companies.                          including the indexes defined here, and       Fund's semiannual and annual reports to
                                             consequently, the performance of the          shareholders. For the first and third
                                             Fund may deviate significantly from the       quarters, the Fund files the lists with
                                             performance of the indexes.                   the Securities and Exchange Commission
                                                                                           (SEC) on Form N-Q. The most recent list
                                             o A direct investment cannot be made in       of portfolio holdings is available at
                                             an index. Unless otherwise indicated,         AIMinvestments.com. From our home page,
                                             index results include reinvested              click on Products & Performance, then
                                             dividends, and they do not reflect sales      Mutual Funds, then Fund Overview. Select
                                             charges. Performance of an index of           your Fund from the drop-down menu and
                                             funds reflects fund expenses;                 click on Complete Quarterly Holdings.
                                             performance of a market index does not.       Shareholders can also look up the Fund's
                                                                                           Forms N-Q on the SEC's Web site at
                                                                                           sec.gov. Copies of the Fund's Forms N-Q
                                                                                           may be reviewed and copied at the SEC's
                                                                                           Public

                                                                                           Continued on Page 7
=====================================================================================      =========================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                  FUND NASDAQ SYMBOLS
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES              Class A shares                    BBLAX
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                         Class B shares                    BBLBX
=====================================================================================      Class C shares                    BBLCX
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                      Class R shares                    BBLRX

AIMinvestments.com                                                                         Investor Class Shares             BBLTX
                                                                                           =========================================

AIM BASIC BALANCED FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    Although many concerns weighed on investors' minds during
                    the year covered by this report, stocks posted gains for the
   [GRAHAM          period. Domestically, the broad-based S&P 500 Index returned
    PHOTO]          4.91%. Internationally, Morgan Stanley's MSCI World Index
                    rose 9.49%. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market restraint.

                         Within the indexes, there was considerable variability
                    in the performance of different sectors and markets.
                    Domestically, energy sector performance far outpaced all
 ROBERT H. GRAHAM   other sectors in the S&P 500 Index, reflecting rising oil
                    and gas prices. Overseas, emerging markets produced more attractive results than developed markets, partially because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                         One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the year ended December 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

   [WILLIAMSON          A number of key developments affected markets and the
      PHOTO]        economy in 2005:

                        o Hurricane Katrina, which devastated New Orleans in August, had numerous economic repercussions and dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the year, with the Conference Board crediting the resiliency of the economy, falling gas prices and job growth for this trend.

MARK H. WILLIAMSON      o   The nation's gross domestic product (GDP), the
                            broadest measure of economic activity, increased at a healthy rate throughout much of the year. The
                            Bureau of Economic Analysis of the U.S. Department of Commerce reported that the nation's GDP grew at annualized rates of 3.8%, 3.3% and 4.1% for the first, second and third quarters of the year, respectively.

                        o For the second straight year, the economy created 2 million new jobs, although job growth was uneven and sometimes did not meet analysts' expectations on a monthly basis.

                        o The Federal Reserve Board (the Fed) continued its tightening policy, raising the key federal funds target rate to 4.25% by the end of the year. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                        o Gasoline prices, which soared to a nationwide average of slightly more than $3.08 per gallon on September 5 following Hurricane Katrina, had dropped by more than 80 cents by mid-December, according to the U.S. Energy Information Administration.

                        For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the year, please turn to Page 3.

                    YOUR FUND

                    Further information about the markets, your Fund, and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                        We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--REGISTERED TRADEMARK--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON

                    Robert H. Graham                    Mark H. Williamson
                    President & Vice Chair,             President,
                    AIM Funds                           A I M Advisors, Inc.

                    February 9, 2006

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM BASIC BALANCED FUND

                      DEAR FELLOW AIM FUND SHAREHOLDERS:

                     Having completed a year of transition and change at AIM
                     Funds--as well as my first full year as your board's
                     independent chair--I can assure you that shareholder
     [CROCKETT       interests are at the forefront of every decision your board
       PHOTO]        makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. An independent chair can help lead to unbiased decisions and eliminate potential conflicts.

                        Some highlights of 2005 board activity:
 BRUCE L. CROCKETT
                        o Board approval of voluntary fee reductions, which are saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

                        o Board approval for the merger of 14 funds into other AIM funds with similar investment objectives. Eight of these mergers were approved by shareholders of the target funds during 2005. The remaining six are being voted on by shareholders in early 2006. In each case, the goal is for the resulting merged fund to benefit from strengthened management and greater efficiency.

                        o Board approval for portfolio management changes at 11 funds, consistent with the goal of organizing management teams around common processes and shared investment views. Again, we hope that these changes will improve fund performance and efficiency.

                        In 2006, your board will continue to focus on reducing
                     costs and shareholder fees and improving portfolio performance, which is not yet as strong as we expect to see it. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                        The AIM Funds board is pleased to welcome our newest
                     independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                     K. Dunn, Jr., who is retiring this year.

                        Your board welcomes your views. Please mail them to me
                     at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                     Sincerely,

                     /S/ BRUCE L. CROCKETT

                     Bruce L. Crockett
                     Independent Chair
                     On Behalf of the Board of Trustees
                     AIM Funds

                     February 9, 2006

AIM BASIC BALANCED FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                earnings prospects led to significant
======================================================================================     stock price increases in our oil service
PERFORMANCE SUMMARY                                                                        investments HALLIBURTON, TRANSOCEAN and
                                             =========================================     SCHLUMBERGER. Halliburton provided a
For the year ended December 31,2005,         FUND VS. INDEXES                              total return of more than 59% during the
Class A shares of AIM Basic Balanced                                                       year and was the Fund's single largest
Fund at net asset value performed            Total returns, 12/31/04-12/31/05,             contributor to performance.
essentially in line with the S&P 500         excluding applicable sales charges. If
Index and our peers. During the period,      sales charges were included, returns              Health care holdings MCKESSON,
the Fund's Class A shares modestly           would be lower.                               CARDINAL HEALTH, and WELLPOINT were also
underperformed the Russell blended                                                         among the biggest contributors to Fund
index. Long-term Fund performance            Class A Shares                      4.85%     performance. The stocks of both McKesson
information appears on Pages 6 and 7.        Class B Shares                      4.04      and Cardinal rallied in 2005 in response
                                             Class C Shares                      4.04      to the progress made in the industry's
    Fund returns for the year were           Class R Shares                      4.47      ongoing transition to a fee-for-service
largely driven by significant                Investor Class Shares*              4.85      pricing model, a move that will
above-market returns from selected           S&P 500 Index (Broad Market Index)  4.91      substantially reduce their exposure to
investments in the energy and health                                                       the level and volatility of drug price
care sectors. Primary detractors from        60% Russell 1000 Value Index/                 inflation.
performance were selected investments in     40% Lehman Brothers U.S. Aggregate
financials, consumer discretionary and       Bond Index (Style-specific Index)   5.26
industrial sector holdings.                                                                    While our investment in energy
                                             Lipper Balanced Fund Index                    stocks was the single largest driver of
    The Fund's slight underperformance       (Peer Group Index)                  5.20      performance during 2005, the Fund's
relative to the style-specific benchmark                                                   underweight position versus the Russell
was mainly due to our overweight fixed       *Share class incepted during the              1000 Value Index's energy sector hurt
income                                        reporting period. See Page 7 for a           our relative performance. However, the
                                              detailed explanation of Fund                 Fund's strong stock selection in energy
                                              performance.                                 more than offset our underweight
                                                                                           position. We view the index's weight in
                                             SOURCE: LIPPER, INC.                          both energy and utilities as excessive
                                             =========================================     considering the stocks' valuations.

                                             position during a period in which                 The Fund's largest equity detractors
                                             equities outperformed bonds.                  from performance during 2005 were
                                                                                           mortgage giant FANNIE MAE and
======================================================================================     manufacturing conglomerate TYCO
                                                                                           INTERNATIONAL. Fannie Mae continues the
CURRENT PERIOD ANALYSIS                      were standout performers while consumer       arduous process of restating its
                                             discretionary and telecommunications          historical results caused by a change in
Soaring energy prices were the focus of      declined. Against this diverse backdrop,      the interpretation of accounting
much investor attention during 2005.         both equity and fixed-income markets          standards. We continue to believe that
While higher gasoline prices, rising         delivered single digit gains during           Fannie Mae's estimated intrinsic value
short term interest rates and the            2005.                                         will be driven by future regulatory
ongoing fear of a housing bubble                                                           capital requirements and not the
dominated the popular press, the U.S.            Our energy and health care sector         non-economic
economy continued its expansion and          stocks were among the largest
inflation remained low. Energy and           contributors to Fund performance. Higher                                   (continued)
utility stocks                               energy prices and improved


========================================     =========================================     =========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*

By security type                             1. U.S. Mortgage-Backed Securities  13.8%     1. Cardinal Health, Inc.            3.2%

Stocks & Other Equity Interests    68.3%     2. Other Diversified Financial       7.9      2. Tyco International Ltd.          2.9
                                                Services
Bonds & Notes                      22.6                                                    3. Halliburton Co.                  2.5
                                             3. Pharmaceuticals                   5.3
U.S. Mortgage-Backed Securities    13.8                                                    4. First Data Corp.                 2.4
                                             4. Industrial Conglomerates          4.9
Asset-Backed Securities             3.1                                                    5. JPMorgan Chase & Co.             2.3
                                             5. Health Care Distributors          4.4
U.S. Government Agency Securities   1.0                                                    6. WellPoint,Inc                    2.2

U.S. Treasury Securities            0.9      TOTAL NET ASSETS           $ 1.9 BILLION      7. Sanofi-Aventis (France)          2.0

Money Market Funds Plus                      TOTAL NUMBER OF HOLDINGS*            531      8. Wyeth                            1.9
Other Assets Less Liabilities      -9.7
                                                                                           9. Citigroup Inc.                   1.9

                                                                                           10. Computer Associates
                                                                                               International, Inc.             1.9


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.
========================================     =========================================     =========================================

AIM BASIC BALANCED FUND

impact of accounting restatements. And       the period as interest rates were             strategies involving credit analysis and
based on a variety of existing capital       generally higher by year end, and the         selection of specific securities. By
standards, we believe Fannie Mae             yield curve did in fact flatten further       combining perspectives from both the
continues to be an attractive long-term      as evidenced by a narrowing of the yield      portfolio and the security level, we
investment opportunity.                      differential between short- and               seek to consistently add value over time
                                             long-term securities. As the year             while minimizing portfolio risk.
    Tyco was one of your Fund's best         progressed, we also increased the Fund's
performing stocks in both 2003 and 2004,     allocation to both BBB-rated securities       PORTFOLIO ASSESSMENT
and the stock has risen more than            and mortgage-backed securities, both of
fourfold from the lows reached over          which we believed offered good value          We believe the single most important
three years ago. During 2005, the stock      relative to U.S. Treasury securities.         indicator of the way AIM Basic Balanced
fell 19% as the pace of both sales and                                                     Fund is positioned for potential success
operating improvement began to moderate.     INVESTMENT PROCESS AND EVALUATION             is not our historical investment results
While we were disappointed with recent                                                     or popular statistical measures, but
results, the ongoing turnaround of this      We seek to create wealth by maintaining       rather the portfolio's estimated
company remains intact and we believe        a long-term investment horizon and            intrinsic value. Since we can estimate
the stock represented one of the more        investing in companies that are selling       the intrinsic value of each holding in
compelling opportunities in the              at a significant discount to their            the portfolio, we can also estimate the
portfolio.                                   estimated intrinsic value--a value that       intrinsic value of the entire Fund. The
                                             is based on the future cash flows             difference between market price and
                                             generated by the business. The Fund's         estimated intrinsic value is about
          HIGHER ENERGY PRICES               philosophy is based on two elements that      average for your Fund for the past
         AND IMPROVED EARNINGS               we believe have extensive empirical           several years. However, we believe the
            PROSPECTS LED TO                 evidence:                                     estimated intrinsic value content of our
        SIGNIFICANT STOCK PRICE                                                            equity portfolio is significantly
          INCREASES IN OUR OIL               o Companies have a measurable estimated       greater than what is available in the
           SERVICE INVESTMENTS               intrinsic value. Importantly, this fair       broad market. While there is no
        HALLIBURTON, TRANSOCEAN              value is independent of the company's         assurance that market value will ever
            AND SCHLUMBERGER.                stock price.                                  reflect our estimate of portfolio
                                                                                           intrinsic value, as managers and
                                             o Market prices are more volatile than        shareholders we believe this provides
    We have made a few changes to the        business values, partly because               the best indication that your Fund is
portfolio's equity holdings since the        investors regularly overreact to              positioned to potentially achieve its
Fund's semi-annual report. We sold our       negative news.                                objective of long-term growth of
remaining shares in WATERS, MOTOROLA and                                                   capital.
PRIDE INTERNATIONAL based primarily on           Since our application of this
valuation and other portfolio                strategy is highly disciplined and                        We seek to create
considerations. We initiated new             relatively unique, it is important to                   wealth by maintaining
positions in CEMEX and MOLSON COORS          understand the benefits and limitations                a long-term investment
BREWING.                                     of our process. First, the investment                   horizon and investing
                                             strategy is intended to preserve your                     in companies that
    CEMEX proved to be a significant         capital while growing it at above-market                  are selling at a
positive contributor to Fund performance     rates over the long term. Second, we                    significant discount
during 2005. The company is a global         have little portfolio commonality with                   to their estimated
leader in the production of cement,          popular benchmarks and most of our                        intrinsic value.
aggregates and ready-mix concrete. The       peers. Third, short-term relative
cement industry continues to benefit         performance will differ from the
from global growth trends as well as the     benchmarks and have little information        IN CLOSING
structural advantages related to the         value simply because we don't own the
cement business.                             exact same stocks (low commonality).          Excluding sales charges, our 2005
                                                                                           results were essentially in line with
    Fixed-income holdings were managed           Our fixed-income portfolio                our peers. As managers, we know a
with the expectation of higher interest      investment process is accomplished            long-term investment horizon and
rates during the period. Additionally,       through the use of top-down strategies        attractive portfolio estimated intrinsic
we positioned the Fund to benefit from       involving duration management,                value content are critical to creating
our expectation of a further flattening      yield-curve position and sector               wealth. But we understand maintaining a
of the yield curve. Both actions proved      allocation. (Duration is the measure of       long-term
beneficial to performance in                 a debt security's sensitivity to
                                             interest rate changes, expressed in
                                             terms of years. Longer durations usually
                                             are more sensitive to interest rate
                                             movements. The yield curve traces the
                                             yields on debt securities of the same
                                             quality but different maturities from
                                             the shortest to the longest available.)
                                             In addition, we use bottom-up

AIM BASIC BALANCED FUND

investment horizon is a challenge.                           BRET W. STANLEY,                              MATTHEW W. SEINSHEIMER,
Empirical evidence reveals short-term            [STANLEY    Chartered Financial            [SEINSHEIMER   Chartered Financial
behavior by both portfolio managers and           PHOTO]     Analyst, senior                   PHOTO]      Analyst, senior
fund shareholders dilutes investors'                         portfolio manager, is                         portfolio manager, is
actual returns. One recent study                             lead portfolio manager                        manager of AIM Basic
estimated the combined effects of short-     of AIM Basic Balanced Fund and the head       Balanced Fund. He began his investment
term activity and expenses have caused       of AIM's Value Investment Management          career in 1992 as a fixed-income trader.
investors to underperform the market by      Unit. Prior to joining AIM in 1998, Mr.       He later served as a portfolio manager
5% per year over a 20-year period.           Stanley served as a vice president and        on both fixed income and equity
During this period, the average holding      portfolio manager and managed growth and      portfolios. Mr. Seinsheimer joined AIM
period for a typical stock has declined      income, equity income and value               as a senior analyst in 1998 and assumed
from over three years to less than 12        portfolios. Mr. Stanley received a            his current responsibilities in 2000. He
months. Considering this market              B.B.A. in finance from The University of      received a B.B.A. from Southern
backdrop, your Fund is doing something       Texas at Austin and an M.S. in finance        Methodist University and an M.B.A. from
different and old fashioned--investing       from the University of Houston.               The University of Texas at Austin.
for the long term. Our strategy of
buying undervalued stocks and avoiding                       R. CANON COLEMAN II,                          MICHAEL J. SIMON,
the rest is based on common sense.             [COLEMAN II   Chartered Financial               [SIMON      Chartered Financial
                                                  PHOTO]     Analyst, portfolio                PHOTO]      Analyst, senior
    We remain optimistic about AIM Basic                     manager, is manager of                        portfolio manager, is
Balanced Fund's portfolio. As always, we                     AIM Basic Balanced Fund.                      manager of AIM Basic
are continually searching for                He joined AMVESCAP in 1999 in its             Balanced Fund. He joined AIM in 2001.
opportunities to increase the                corporate associate rotation program,         Prior to joining AIM, Mr. Simon worked
portfolio's estimated intrinsic value.       working with fund managers throughout         as a vice president, equity analyst and
In the meantime, we thank you for your       AMVESCAP before joining AIM in 2000. Mr.      portfolio manager. Mr. Simon, who began
investment and for sharing our long-         Coleman earned a B.S. and an M.S. in          his investment career in 1989, received
term investment perspective.                 accounting from the University of             a B.B.A. in finance from Texas Christian
                                             Florida. He also has an M.B.A. from The       University and an M.B.A. from the
The views and opinions expressed in          Wharton School at the University of           University of Chicago. Mr. Simon has
management's discussion of Fund              Pennsylvania.                                 served as Occasional Faculty in the
performance are those of A I M Advisors,                                                   Finance and Decision Sciences Department
Inc. These views and opinions are                            JAN H. FRIEDLI, senior        of Texas Christian University's M.J.
subject to change at any time based on           [FRIEDLI    portfolio manager, is         Neeley School of Business.
factors such as market and economic               PHOTO]     manager of AIM Basic
conditions. These views and opinions may                     Balanced Fund. He joined      Assisted by the Basic Value and
not be relied upon as investment advice                      AIM in 1999. Prior to         Investment Grade Bond Teams
or recommendations, or as an offer for a     coming to AIM, he worked as a
particular security. The information is      fixed-income portfolio manager,
not a complete analysis of every aspect      international bond and currency trader.
of any market, country, industry,            Mr. Friedli graduated cum laude from
security or the Fund. Statements of fact     Villanova University with a B.S. in
are from sources considered reliable,        computer science and earned an M.B.A.
but A I M Advisors, Inc. makes no            with honors from the University of
representation or warranty as to their       Chicago.
completeness or accuracy. Although
historical performance is no guarantee                       SCOT W. JOHNSON,
of future results, these insights may           [JOHNSON     Chartered Financial
help you understand our investment               PHOTO]      Analyst, senior
management philosophy.                                       portfolio manager, is
                                                             manager of AIM Basic
      See important Fund and index           Balanced Fund. He joined AIM in 1994 as
     disclosures inside front cover.         a junior portfolio analyst for
                                             government securities and was promoted
                                             to assistant portfolio manager for AIM's
                                             money market funds later that year. Mr.
                                             Johnson received both his bachelor's
                                             degree in economics and an M.B.A. in
                                             finance from Vanderbilt University.

[ARROW                                                                                             [RIGHT ARROW GRAPHIC]
BUTTON   For More Information Visit
IMAGE]   AIMINVESTMENTS.COM                                                                FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE, PLEASE SEE
                                                                                           PAGES 6 AND 7.

AIM BASIC BALANCED FUND

YOUR FUND'S LONG-TERM PERFORMANCE


     RESULTS OF A $10,000 INVESTMENT

     Fund data from 9/28/01,index data from 9/30/01

====================================================================================================================================

                                                          [MOUNTAIN CHART]

  DATE           AIM BASIC        AIM BASIC        AIM BASIC        S&P 500      60% RUSSELL 1000   LIPPER BALANCED
                  BALANCED         BALANCED         BALANCED         INDEX         VALUE INDEX/       FUND INDEX
                FUND-CLASS A     FUND-CLASS B     FUND-CLASS C                      40% LEHMAN
                   SHARES           SHARES          SHARES                           BROTHERS
                                                                                  U.S. AGGREGATE
                                                                                    BOND INDEX

9/28/01            $9450           $10000           $10000
   9/01             9450            10000            10000           $10000           $10000           $10000
  10/01             9620            10180            10180            10191            10032            10167
  11/01            10055            10630            10630            10972            10326            10572
  12/01            10200            10776            10776            11068            10446            10648
   1/02            10133            10706            10706            10907            10432            10555
   2/02            10057            10616            10616            10697            10482            10483
   3/02            10420            10992            10992            11099            10710            10713
   4/02            10268            10822            10822            10426            10573            10455
   5/02            10249            10802            10812            10350            10640            10451
   6/02             9694            10219            10221             9613            10311            10005
   7/02             9084             9566             9568             8864             9785             9492
   8/02             9217             9697             9708             8922             9896             9589
   9/02             8567             9008             9008             7953             9300             9017
  10/02             8921             9380             9381             8652             9696             9393
  11/02             9390             9862             9863             9161            10062             9774
  12/02             9080             9531             9531             8623             9883             9510
   1/03             8916             9359             9360             8398             9743             9368
   2/03             8743             9168             9178             8272             9641             9298
   3/03             8671             9088             9097             8352             9647             9335
   4/03             9190             9632             9642             9039            10189             9841
   5/03             9855            10318            10328             9515            10659            10276
   6/03             9931            10392            10402             9637            10731            10354
   7/03             9980            10443            10443             9807            10683            10378
   8/03            10231            10696            10696             9997            10811            10553
   9/03            10189            10645            10645             9892            10862            10566
  10/03            10459            10927            10938            10451            11220            10915
  11/03            10642            11109            11120            10543            11323            11012
  12/03            11107            11593            11593            11095            11787            11406
   1/04            11251            11735            11745            11299            11949            11577
   2/04            11434            11916            11927            11456            12154            11734
   3/04            11432            11916            11916            11283            12127            11678
   4/04            11229            11684            11695            11106            11823            11433
   5/04            11219            11674            11684            11258            11877            11483
   6/04            11444            11908            11909            11477            12072            11663
   7/04            11008            11444            11455            11097            12017            11443
   8/04            11028            11464            11465            11142            12212            11513
   9/04            11096            11517            11528            11262            12338            11684
  10/04            11174            11598            11609            11435            12503            11810
  11/04            11553            11982            11992            11897            12842            12129
  12/04            11872            12303            12313            12302            13148            12431
   1/05            11761            12178            12189            12002            13040            12271
   2/05            11872            12293            12304            12254            13269            12445
   3/05            11747            12153            12163            12038            13133            12273
   4/05            11667            12059            12070            11809            13062            12126
   5/05            11838            12237            12247            12185            13308            12404
   6/05            11932            12326            12337            12202            13424            12493
   7/05            12114            12503            12514            12656            13608            12771
   8/05            12043            12420            12430            12540            13643            12808
   9/05            12071            12436            12447            12642            13701            12858
  10/05            11919            12279            12290            12431            13449            12657
  11/05            12242            12603            12613            12901            13738            12964
  12/05            12549            12598            12809            12905            13840            13077

====================================================================================================================================
                                                                                                           SOURCE: LIPPER, INC.

Past performance cannot guarantee
comparable future results.

    The data shown in the chart include
reinvested distributions, applicable
sales charges, Fund expenses and
management fees. Results for Class B
shares are calculated as if a
hypothetical shareholder had liquidated
his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges. Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Performance of the indexes does not reflect the effects of taxes.

AIM BASIC BALANCED FUND

========================================     ========================================
AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 12/31/05,including applicable          6 months ended 12/31/05,excluding
sales charges                                applicable sales charges

CLASS A SHARES                               Class A Shares                     4.32%
Inception (9/28/01)                 5.48%    Class B Shares                     3.86
1 Year                             -0.12     Class C Shares                     3.85
                                             Class R Shares                     4.11
CLASS B SHARES                               ========================================
Inception (9/28/01)                 5.58%
1 Year                             -0.96     ========================================
                                             CUMULATIVE TOTAL RETURNS
CLASS C SHARES                               7/15/05-12/31/05
Inception (9/28/01)                5.99%
1 Year                             3.04      Investor Class Shares              3.28%
                                             ========================================
CLASS R SHARES
Inception                          6.49%
1 Year                             4.47

INVESTOR CLASS SHARES
Inception                          6.69%
1 Year                             4.85
========================================

CLASS R SHARES' INCEPTION DATE IS APRIL      HIGHER RULE 12B-1 FEES APPLICABLE TO          CONTINGENT DEFERRED SALES CHARGE (CDSC)
30, 2004. RETURNS SINCE THAT DATE ARE        CLASS A SHARES. CLASS A SHARES'               FOR THE PERIOD INVOLVED. THE CDSC ON
HISTORICAL RETURNS. ALL OTHER RETURNS        INCEPTION DATE IS SEPTEMBER 28, 2001.         CLASS B SHARES DECLINES FROM 5%
ARE BLENDED RETURNS OF HISTORICAL CLASS                                                    BEGINNING AT THE TIME OF PURCHASE TO 0%
R SHARE PERFORMANCE AND RESTATED CLASS A         THE PERFORMANCE DATA QUOTED               AT THE BEGINNING OF THE SEVENTH YEAR.
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      REPRESENT PAST PERFORMANCE AND CANNOT         THE CDSC ON CLASS C SHARES IS 1% FOR THE
THE INCEPTION DATE OF CLASS R SHARES) AT     GUARANTEE COMPARABLE FUTURE RESULTS;          FIRST YEAR AFTER PURCHASE. CLASS R
NET ASSET VALUE, ADJUSTED TO REFLECT THE     CURRENT PERFORMANCE MAY BE LOWER OR           SHARES DO NOT HAVE A FRONT-END SALES
HIGHER RULE 12B-1 FEES APPLICABLE TO         HIGHER. PLEASE VISIT AIMINVESTMENTS.COM       CHARGE; RETURNS SHOWN ARE AT NET ASSET
CLASS R SHARES. CLASS A SHARES'              FOR THE MOST RECENT MONTH-END                 VALUE AND DO NOT REFLECT A 0.75% CDSC
INCEPTION DATE IS SEPTEMBER 28, 2001.        PERFORMANCE. PERFORMANCE FIGURES REFLECT      THAT MAY BE IMPOSED ON A TOTAL
                                             REINVESTED DISTRIBUTIONS, CHANGES IN NET      REDEMPTION OF RETIREMENT PLAN ASSETS
    INVESTOR CLASS SHARES' INCEPTION         ASSET VALUE AND THE EFFECT OF THE             WITHIN THE FIRST YEAR. INVESTOR CLASS
DATE IS JULY 15, 2005. RETURNS SINCE         MAXIMUM SALES CHARGE UNLESS OTHER- WISE       SHARES DO NOT HAVE A FRONT-END SALES
THAT DATE ARE HISTORICAL RETURNS. ALL        STATED. INVESTMENT RETURN AND PRINCIPAL       CHARGE OR A CDSC; THEREFORE, PERFORMANCE
OTHER RETURNS ARE BLENDED RETURNS OF         VALUE WILL FLUCTUATE SO THAT YOU MAY          IS NOT AT NET ASSET VALUE.
HISTORICAL INVESTOR CLASS SHARE              HAVE A GAIN OR LOSS WHEN YOU SELL
PERFORMANCE AND RESTATED CLASS A SHARE       SHARES.                                           THE PERFORMANCE OF THE FUND'S SHARE
PERFORMANCE (FOR PERIODS PRIOR TO THE                                                      CLASSES WILL DIFFER DUE TO DIFFERENT
INCEPTION DATE OF INVESTOR CLASS SHARES)         CLASS A SHARE PERFORMANCE REFLECTS        SALES CHARGE STRUCTURES AND CLASS
AT NET ASSET VALUE, ADJUSTED TO REFLECT      THE MAXIMUM 5.50% SALES CHARGE, AND           EXPENSES.
THE                                          CLASS B AND CLASS C SHARE PERFORMANCE
                                             REFLECTS THE APPLICABLE

Continued from inside front cover

Reference Room at 450 Fifth Street,          A description of the policies and             Information regarding how the Fund voted
N.W., Washington, D.C. 20549-0102. You       procedures that the Fund uses to              proxies related to its portfolio
can obtain information on the operation      determine how to vote proxies relating        securities during the 12 months ended
of the Public Reference Room, including      to portfolio securities is available          June 30,2005,is available at our Web
information about duplicating fee            without charge, upon request, from our        site. Go to AIMinvestments.com, access
charges, by calling 202-942-8090 or          Client Services department at                 the About Us tab, click on Required
800-732-0330,or by electronic request at     800-959-4246 or on the AIM Web site,          Notices and then click on Proxy Voting
the following e-mail address:                AIMinvestments.com. On the home page,         Activity. Next, select the Fund from the
publicinfo@sec.gov. The SEC file numbers     scroll down and click on AIM Funds Proxy      drop-down menu. The information is also
for the Fund are 811-01540 and 2-27334.      Policy. The information is also               available on the SEC's Web site,
                                             available on the SEC's Web site,              sec.gov.
                                             sec.gov.

AIM BASIC BALANCED FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      You may use the information in this           cumulative total returns at net asset
                                             table, together with the amount you           value after expenses for the period
As a shareholder of the Fund, you incur      invested, to estimate the expenses that       ended December 31, 2005, appear in the
two types of costs: (1) transaction          you paid over the period. Simply divide       table "Cumulative Total Returns" on page
costs, which may include sales charges       your account value by $1,000 (for             7.
(loads) on purchase payments; contingent     example, an $8,600 account value divided
deferred sales charges on redemptions;       by $1,000 = 8.6), then multiply the               The hypothetical account values and
and redemption fees, if any; and (2)         result by the number in the table under       expenses may not be used to estimate the
ongoing costs, including management          the heading entitled "Actual Expenses         actual ending account balance or
fees; distribution and/or service fees       Paid During Period" to estimate the           expenses you paid for the period. You
(12b-1); and other Fund expenses. This       expenses you paid on your account during      may use this information to compare the
example is intended to help you              this period (July 15, 2005, through           ongoing costs of investing in the Fund
understand your ongoing costs (in            December 31, 2005 for the Investor Class      and other funds. To do so, compare this
dollars) of investing in the Fund and to     shares). Because the actual ending            5% hypothetical example with the 5%
compare these costs with ongoing costs       account value and expense information in      hypothetical examples that appear in the
of investing in other mutual funds. With     the example is not based upon a six           shareholder reports of the other funds.
the exception of the actual ending           month period for the Investor Class
account value and expenses of the            shares, the ending account value and              Please note that the expenses shown
Investor Class shares, the example is        expense information may not provide a         in the table are meant to highlight your
based on an investment of $1,000             meaningful comparison to mutual funds         ongoing costs only and do not reflect
invested at the beginning of the period      that provide such information for a full      any transactional costs, such as sales
and held for the entire period July 1,       six month period.                             charges (loads) on purchase payments,
2005, through December 31, 2005. The                                                       contingent deferred sales charges on
actual ending account value and expenses                                                   redemptions, and redemption fees, if
of the Investor Class shares in the          HYPOTHETICAL EXAMPLE FOR                      any. Therefore, the hypothetical
below example are based on an investment     COMPARISON PURPOSES                           information is useful in comparing
of $1,000 invested on July 15, 2005 (the                                                   ongoing costs only, and will not help
date the share class commenced sales)        The table below also provides                 you determine the relative total costs
and held through December 31, 2005.          information about hypothetical account        of owning different funds. In addition,
                                             values and hypothetical expenses based        if these transactional costs were
                                             on the Fund's actual expense ratio and        included, your costs would have been
ACTUAL EXPENSES                              an assumed rate of return of 5% per year      higher.
                                             before expenses, which is not the Fund's
The table below provides information         actual return. The Fund's actual
about actual account values and actual
expenses.
====================================================================================================================================
                                                      ACTUAL                      HYPOTHETICAL
                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)
                        BEGINNING          ENDING            EXPENSES       ENDING           EXPENSES        ANNUALIZED
  SHARE               ACCOUNT VALUE     ACCOUNT VALUE       PAID DURING  ACCOUNT VALUE      PAID DURING       EXPENSE
  CLASS                 (5/01/05)       (12/31/05)(1)        PERIOD(2)    (12/31/05)        PERIOD(2,3)        RATIO
Class A                 $1,000.00         $1,043.20         $    5.72     $1,019.61         $    5.65          1.11%
Class B                  1,000.00          1,038.60              9.56      1,015.83              9.45          1.86
Class C                  1,000.00          1,038.50              9.56      1,015.83              9.45          1.86
Class R                  1,000.00          1,041.10              7.00      1,018.35              6.92          1.36
Investor Class           1,000.00          1,032.80              5.18      1,019.66              5.60          1.10

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005 (July 15, 2005 through December 31, 2005 for the Investor Class shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the period ended December 31, 2005, appear in the table "Cumulative Total Returns" on page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year. For the Investor Class shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by
    169 (July 15, 2005, through December 31, 2005)/365. Because the Investor share class has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

(3) Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in the Investor Class shares of the Fund and other funds because such data is based on a full six month period.
====================================================================================================================================

AIM BASIC BALANCED FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Funds Group     o The quality of services to be provided      o Overall performance of AIM. The Board
(the "Board") oversees the management of     by AIM. The Board reviewed the                considered the overall performance of
AIM Basic Balanced Fund (the "Fund")         credentials and experience of the             AIM in providing investment advisory and
and, as required by law, determines          officers and employees of AIM who will        portfolio administrative services to the
annually whether to approve the              provide investment advisory services to       Fund and concluded that such performance
continuance of the Fund's advisory           the Fund. In reviewing the                    was satisfactory.
agreement with A I M Advisors, Inc.          qualifications of AIM to provide
("AIM"). Based upon the recommendation       investment advisory services, the Board       o Fees relative to those of clients of
of the Investments Committee of the          reviewed the qualifications of AIM's          AIM with comparable investment
Board, which is comprised solely of          investment personnel and considered such      strategies. The Board noted that AIM
independent trustees, at a meeting held      issues as AIM's portfolio and product         does not serve as an advisor to other
on June 30, 2005, the Board, including       review process, various back office           mutual funds or other clients with
all of the independent trustees,             support functions provided by AIM and         investment strategies comparable to
approved the continuance of the advisory     AIM's equity and fixed income trading         those of the Fund.
agreement (the "Advisory Agreement")         operations. Based on the review of these
between the Fund and AIM for another         and other factors, the Board concluded        o Fees relative to those of comparable
year, effective July 1, 2005.                that the quality of services to be            funds with other advisors. The Board
                                             provided by AIM was appropriate and that      reviewed the advisory fee rate for the
    The Board considered the factors         AIM currently is providing satisfactory       Fund under the Advisory Agreement. The
discussed below in evaluating the            services in accordance with the terms of      Board compared effective contractual
fairness and reasonableness of the           the Advisory Agreement.                       advisory fee rates at a common asset
Advisory Agreement at the meeting on                                                       level and noted that the Fund's rate was
June 30, 2005 and as part of the Board's     o The performance of the Fund relative        below the median rate of the funds
ongoing oversight of the Fund. In their      to comparable funds. The Board reviewed       advised by other advisors with
deliberations, the Board and the             the performance of the Fund during the        investment strategies comparable to
independent trustees did not identify        past one and three calendar years             those of the Fund that the Board
any particular factor that was               against the performance of funds advised      reviewed. The Board noted that AIM has
controlling, and each trustee attributed     by other advisors with investment             agreed to waive advisory fees of the
different weights to the various             strategies comparable to those of the         Fund and to limit the Fund's total
factors.                                     Fund. The Board noted that the Fund's         operating expenses, as discussed below.
                                             performance in such periods was below         Based on this review, the Board
    One of the responsibilities of the       the median performance of such                concluded that the advisory fee rate for
Senior Officer of the Fund, who is           comparable funds. Based on this review        the Fund under the Advisory Agreement
independent of AIM and AIM's affiliates,     and after taking account of all of the        was fair and reasonable.
is to manage the process by which the        other factors that the Board considered
Fund's proposed management fees are          in determining whether to continue the        o Expense limitations and fee waivers.
negotiated to ensure that they are           Advisory Agreement for the Fund, the          The Board noted that AIM has
negotiated in a manner which is at arm's     Board concluded that no changes should        contractually agreed to waive advisory
length and reasonable. To that end, the      be made to the Fund and that it was not       fees of the Fund through December 31,
Senior Officer must either supervise a       necessary to change the Fund's portfolio      2009 to the extent necessary so that the
competitive bidding process or prepare       management team at this time. However,        advisory fees payable by the Fund do not
an independent written evaluation. The       due to the Fund's under-performance, the      exceed a specified maximum advisory fee
Senior Officer has recommended an            Board also concluded that it would be         rate, which maximum rate includes
independent written evaluation in lieu       appropriate for management and the Board      breakpoints and is based on net asset
of a competitive bidding process and,        to continue to closely monitor the            levels. The Board considered the
upon the direction of the Board, has         performance of the Fund.                      contractual nature of this fee waiver
prepared such an independent written                                                       and noted that it remains in effect
evaluation. Such written evaluation also     o The performance of the Fund relative        until December 31, 2009. The Board also
considered certain of the factors            to indices. The Board reviewed the            noted that AIM has voluntarily agreed to
discussed below. In addition, as             performance of the Fund during the past       waive fees and/or limit expenses of the
discussed below, the Senior Officer made     one and three calendar years against the      Fund in an amount necessary to limit
certain recommendations to the Board in      performance of the Lipper Balanced Fund       total annual operating expenses to a
connection with such written evaluation.     Index. The Board noted that the Fund's        specified percentage of average daily
                                             performance was below the performance of      net assets for each class of the Fund.
    The discussion below serves as a         such Index for the one year period and        The Board considered the voluntary
summary of the Senior Officer's              comparable to the Index performance for       nature of this fee waiver/expense
independent written evaluation and           the three year period. Based on this          limitation and noted that it can be
recommendations to the Board in              review and after taking account of all        terminated at any time by AIM without
connection therewith, as well as a           of the other factors that the Board           further notice to investors. The Board
discussion of the material factors and       considered in determining whether to          considered the effect these fee
the conclusions with respect thereto         continue the Advisory Agreement for the       waivers/expense limitations would have
that formed the basis for the Board's        Fund, the Board concluded that no             on the Fund's estimated expenses and
approval of the Advisory Agreement.          changes should be made to the Fund and        concluded that the levels of fee
After consideration of all of the            that it was not necessary to change the       waivers/expense limitations for the Fund
factors below and based on its informed      Fund's portfolio management team at this      were fair and reasonable.
business judgment, the Board determined      time. However, due to the Fund's
that the Advisory Agreement is in the        under-performance, the Board also             o Breakpoints and economies of scale.
best interests of the Fund and its           concluded that it would be appropriate        The Board reviewed the structure of the
shareholders and that the compensation       for management and the Board to continue      Fund's advisory fee under the Advisory
to AIM under the Advisory Agreement is       to closely monitor the performance of         Agreement, noting that it includes two
fair and reasonable and would have been      the Fund.                                     breakpoints. The Board reviewed the
obtained through arm's length                                                              level of the Fund's advisory fees, and
negotiations.                                o Meeting with the Fund's portfolio           noted that such fees, as a percentage of
                                             managers and investment personnel. With       the Fund's net assets, would decrease as
o The nature and extent of the advisory      respect to the Fund, the Board is meeting     net assets increase because the Advisory
services to be provided by AIM. The          periodically with such Fund's portfolio       Agreement includes breakpoints. The
Board reviewed the services to be            managers and/or other investment              Board noted that, due to the Fund's
provided by AIM under the Advisory           personnel and believes that such              current asset levels and the way in
Agreement. Based on such review, the         individuals are competent and able to         which the advisory fee breakpoints have
Board concluded that the range of            continue to carry out their                   been structured, the Fund has yet to
services to be provided by AIM under the     responsibilities under the Advisory           benefit from the breakpoints. The Board
Advisory Agreement was appropriate and       Agreement.                                    noted that AIM has contractually agreed
that AIM currently is providing services                                                   to waive advisory fees of the Fund
in accordance with the terms of the                                                        through December 31, 2009 to the extent
Advisory Agreement.                                                                        necessary so that the advisory fees

                                                                                                                        (continued)

AIM BASIC BALANCED FUND

payable by the Fund do not exceed a          o Profitability of AIM and its                o Other factors and current trends. In
specified maximum advisory fee rate,         affiliates. The Board reviewed                determining whether to continue the
which maximum rate includes breakpoints      information concerning the profitability      Advisory Agreement for the Fund, the
and is based on net asset levels. The        of AIM's (and its affiliates')                Board considered the fact that AIM,
Board concluded that the Fund's fee          investment advisory and other activities      along with others in the mutual fund
levels under the Advisory Agreement          and its financial condition. The Board        industry, is subject to regulatory
therefore would reflect economies of         considered the overall profitability of       inquiries and litigation related to a
scale at higher asset levels and that it     AIM, as well as the profitability of AIM      wide range of issues. The Board also
was not necessary to change the advisory     in connection with managing the Fund.         considered the governance and compliance
fee breakpoints in the Fund's advisory       The Board noted that AIM's operations         reforms being undertaken by AIM and its
fee schedule.                                remain profitable, although increased         affiliates, including maintaining an
                                             expenses in recent years have reduced         internal controls committee and
o Investments in affiliated money market     AIM's profitability. Based on the review      retaining an independent compliance
funds. The Board also took into account      of the profitability of AIM's and its         consultant, and the fact that AIM has
the fact that uninvested cash and cash       affiliates' investment advisory and           undertaken to cause the Fund to operate
collateral from securities lending           other activities and its financial            in accordance with certain governance
arrangements (collectively, "cash            condition, the Board concluded that the       policies and practices. The Board
balances") of the Fund may be invested       compensation to be paid by the Fund to        concluded that these actions indicated a
in money market funds advised by AIM         AIM under its Advisory Agreement was not      good faith effort on the part of AIM to
pursuant to the terms of an SEC              excessive.                                    adhere to the highest ethical standards,
exemptive order. The Board found that                                                      and determined that the current
the Fund may realize certain benefits        o Benefits of soft dollars to AIM. The        regulatory and litigation environment to
upon investing cash balances in AIM          Board considered the benefits realized        which AIM is subject should not prevent
advised money market funds, including a      by AIM as a result of brokerage               the Board from continuing the Advisory
higher net return, increased liquidity,      transactions executed through "soft           Agreement for the Fund.
increased diversification or decreased       dollar" arrangements. Under these
transaction costs. The Board also found      arrangements, brokerage commissions paid
that the Fund will not receive reduced       by the Fund and/or other funds advised
services if it invests its cash balances     by AIM are used to pay for research and
in such money market funds. The Board        execution services. This research is
noted that, to the extent the Fund           used by AIM in making investment
invests in affiliated money market           decisions for the Fund. The Board
funds, AIM has voluntarily agreed to         concluded that such arrangements were
waive a portion of the advisory fees it      appropriate.
receives from the Fund attributable to
such investment. The Board further           o AIM's financial soundness in light of
determined that the proposed securities      the Fund's needs. The Board considered
lending program and related procedures       whether AIM is financially sound and has
with respect to the lending Fund is in       the resources necessary to perform its
the best interests of the lending Fund       obligations under the Advisory
and its respective shareholders. The         Agreement, and concluded that AIM has
Board therefore concluded that the           the financial resources necessary to
investment of cash collateral received       fulfill its obligations under the
in connection with the securities            Advisory Agreement.
lending program in the money market
funds according to the procedures is in      o Historical relationship between the
the best interests of the lending Fund       Fund and AIM. In determining whether to
and its respective shareholders.             continue the Advisory Agreement for the
                                             Fund, the Board also considered the prior
o Independent written evaluation and         relationship between AIM and the Fund, as
recommendations of the Fund's Senior         well as the Board's knowledge of AIM's
Officer. The Board noted that, upon          operations, and concluded that it was
their direction, the Senior Officer of       beneficial to maintain the current
the Fund, who is independent of AIM and      relationship, in part, because of such
AIM's affiliates, had prepared an            knowledge. The Board also reviewed the
independent written evaluation in order      general nature of the non-investment
to assist the Board in determining the       advisory services currently performed by
reasonableness of the proposed               AIM and its affiliates, such as
management fees of the AIM Funds,            administrative, transfer agency and
including the Fund. The Board noted that     distribution services, and the fees
the Senior Officer's written evaluation      received by AIM and its affiliates for
had been relied upon by the Board in         performing such services. In addition to
this regard in lieu of a competitive         reviewing such services, the trustees
bidding process. In determining whether      also considered the organizational
to continue the Advisory Agreement for       structure employed by AIM and its
the Fund, the Board considered the           affiliates to provide those services.
Senior Officer's written evaluation and      Based on the review of these and other
the recommendation made by the Senior        factors, the Board concluded that AIM and
Officer to the Board that the Board          its affiliates were qualified to continue
consider implementing a process to           to provide non-investment advisory
assist them in more closely monitoring       services to the Fund, including
the performance of the AIM Funds. The        administrative, transfer agency and
Board concluded that it would be             distribution services, and that AIM and
advisable to implement such a process as     its affiliates currently are providing
soon as reasonably practicable.              satisfactory non-investment advisory
                                             services.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/05


AIM BASIC BALANCED FUND

                                             ===========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  PLEASE NOTE THAT PAST PERFORMANCE IS NOT
                                             For periods ended 12/31/05                    INDICATIVE OF FUTURE RESULTS. MORE RECENT
The following information has been                                                         RETURNS MAY BE MORE OR LESS THAN THOSE
prepared to provide Institutional Class      Inception                             6.90%   SHOWN. ALL RETURNS ASSUME REINVESTMENT OF
shareholders with a performance overview     1 Year                                5.28    DISTRIBUTIONS AT NAV. INVESTMENT RETURN
specific to their holdings. Institutional    6 Months*                             4.47    AND PRINCIPAL VALUE WILL FLUCTUATE SO
Class shares are offered exclusively to                                                    YOUR SHARES, WHEN REDEEMED, MAY BE WORTH
institutional investors, including           * Cumulative total return that has not        MORE OR LESS THAN THEIR ORIGINAL COST.
defined contribution plans that meet           been annualized                             SEE FULL REPORT FOR INFORMATION ON
certain criteria.                            ===========================================   COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                                                                           YOUR FUND PROSPECTUS FOR MORE
                                             INSTITUTIONAL CLASS SHARES' INCEPTION         INFORMATION. FOR THE MOST CURRENT
                                             DATE IS APRIL 30, 2004. RETURNS SINCE         MONTH-END PERFORMANCE, PLEASE CALL
                                             THAT DATE ARE HISTORICAL RETURNS. ALL         800-451-4246 OR VISIT AIMinvestments.com.
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS A SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12b-1 FEES APPLICABLE TO
                                             CLASS A SHARES. CLASS A SHARES' INCEPTION
                                             DATE IS SEPTEMBER 28, 2001.

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NET
                                             ASSET VALUE (NAV). PERFORMANCE OF
                                             INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES
                                             DUE TO DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

===========================================

NASDAQ SYMBOL                     BBLIX

===========================================

                                                                                       Over for information on your Fund's expenses.

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

================================================================================

                                               FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                      [OUR GOALS. OUR SOLUTIONS.]                [AIM INVESTMENTS LOGO APPEARS HERE]
                                                        --Registered Trademark--                       --Registered Trademark--

AIMinvestments.com                BBA-INS-1             A I M Distributors, Inc.

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      example, an $8,600 account value divided         The hypothetical account values and
                                             by $1,000 = 8.6), then multiply the           expenses may not be used to estimate the
As a shareholder of the Fund, you incur      result by the number in the table under       actual ending account balance or expenses
ongoing costs, including management fees     the heading entitled "Actual Expenses         you paid for the period. You may use this
and other Fund expenses. This example is     Paid During Period" to estimate the           information to compare the ongoing costs
intended to help you understand your         expenses you paid on your account during      of investing in the Fund and other funds.
ongoing costs (in dollars) of investing      this period.                                  To do so, compare this 5% hypothetical
in the Fund and to compare these costs                                                     example with the 5% hypothetical examples
with ongoing costs of investing in other     HYPOTHETICAL EXAMPLE FOR COMPARISON           that appear in the shareholder reports of
mutual funds. The example is based on an     PURPOSES                                      the other funds.
investment of $1,000 invested at the
beginning of the period and held for the     The table below also provides information        Please note that the expenses shown in
entire period July 1, 2005, through          about hypothetical account values and         the table are meant to highlight your
December 31, 2005.                           hypothetical expenses based on the Fund's     ongoing costs only. Therefore, the
                                             actual expense ratio and an assumed rate      hypothetical information is useful in
ACTUAL EXPENSES                              of return of 5% per year before expenses,     comparing ongoing costs only, and will
                                             which is not the Fund's actual return.        not help you determine the relative total
The table below provides information         The Fund's actual cumulative total return     costs of owning different funds.
about actual account values and actual       after expenses for the six months ended
expenses. You may use the information in     December 31, 2005, appears in the table
this table, together with the amount you     on the front of this supplement.
invested, to estimate the expenses that
you paid over the period. Simply divide
your account value by $1,000 (for

====================================================================================================================================

                                                ACTUAL                           HYPOTHETICAL
                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING          ENDING          EXPENSES           ENDING            EXPENSES           ANNUALIZED
    SHARE          ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING       ACCOUNT VALUE     PAID DURING           EXPENSE
    CLASS            (7/1/05)        (12/31/05)(1)       PERIOD(2)        (12/31/05)         PERIOD(2)            RATIO
Institutional       $1,000.00          $1,044.70          $3.30           $1,021.98           $3.26               0.64%


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value, which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

====================================================================================================================================

AIMinvestments.com                 BBA-INS-1            A I M Distributors, Inc.

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                   SHARES              VALUE
---------------------------------------------------------------------------------
STOCKS & OTHER EQUITY INTERESTS-68.29%

ADVERTISING-2.60%

Interpublic Group of Cos., Inc. (The)(a)           1,844,000       $   17,794,600
---------------------------------------------------------------------------------
Omnicom Group Inc.                                   366,000           31,157,580
=================================================================================
                                                                       48,952,180
=================================================================================

AEROSPACE & DEFENSE-0.94%

Honeywell International Inc.                         472,640           17,605,840
=================================================================================

ALUMINUM-0.89%

Alcoa Inc.                                           562,770           16,641,109
=================================================================================

APPAREL RETAIL-1.04%

Gap, Inc. (The)                                    1,110,100           19,582,164
=================================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.31%

Bank of New York Co., Inc. (The)                     773,140           24,624,509
=================================================================================

BREWERS-1.22%

Molson Coors Brewing Co.-Class B                     341,115           22,851,294
=================================================================================

BUILDING PRODUCTS-1.70%

American Standard Cos. Inc.                          304,600           12,168,770
---------------------------------------------------------------------------------
Masco Corp.                                          656,900           19,831,811
=================================================================================
                                                                       32,000,581
=================================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.21%

Deere & Co.                                           57,350            3,906,108
=================================================================================

CONSTRUCTION MATERIALS-1.49%

CEMEX S.A. De C.V.-ADR (Mexico)                      472,500           28,033,425
=================================================================================

CONSUMER ELECTRONICS-2.18%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)                 609,000           18,939,900
---------------------------------------------------------------------------------
Sony Corp.-ADR (Japan)                               541,000           22,072,800
=================================================================================
                                                                       41,012,700
=================================================================================

DATA PROCESSING & OUTSOURCED SERVICES-3.62%

Ceridian Corp.(a)                                    887,400           22,051,890
---------------------------------------------------------------------------------
First Data Corp.                                   1,068,060           45,937,261
=================================================================================
                                                                       67,989,151
=================================================================================

DIVERSIFIED BANKS-0.02%

HSBC Capital Funding L.P. (United Kingdom),
  4.61% Pfd. (Acquired 11/05/03; Cost
  $419,634)(b)(c)                                    450,000              425,727
=================================================================================

---------------------------------------------------------------------------------
                                                   SHARES              VALUE

DIVERSIFIED CAPITAL MARKETS-0.07%

UBS Preferred Funding Trust I, 8.62% Pfd.(c)       1,185,000       $    1,368,248
=================================================================================

DIVERSIFIED CHEMICALS-0.27%

Dow Chemical Co. (The)                               114,800            5,030,536
=================================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-1.46%

Cendant Corp.                                      1,589,530           27,419,393
=================================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.77%

Waste Management, Inc.                             1,096,700           33,284,845
=================================================================================

FOOD RETAIL-2.15%

Kroger Co. (The)(a)                                1,173,400           22,153,792
---------------------------------------------------------------------------------
Safeway Inc.                                         774,500           18,324,670
=================================================================================
                                                                       40,478,462
=================================================================================

GENERAL MERCHANDISE STORES-1.13%

Target Corp.                                         385,560           21,194,233
=================================================================================

HEALTH CARE DISTRIBUTORS-4.29%

Cardinal Health, Inc.                                863,500           59,365,625
---------------------------------------------------------------------------------
McKesson Corp.                                       411,260           21,216,903
=================================================================================
                                                                       80,582,528
=================================================================================

HEALTH CARE EQUIPMENT-0.95%

Baxter International Inc.                            475,700           17,910,105
=================================================================================

HEALTH CARE FACILITIES-1.27%

HCA Inc.                                             472,100           23,841,050
=================================================================================

INDUSTRIAL CONGLOMERATES-4.48%

General Electric Co.                                 875,310           30,679,616
---------------------------------------------------------------------------------
Tyco International Ltd.                            1,857,200           53,598,792
=================================================================================
                                                                       84,278,408
=================================================================================

INDUSTRIAL MACHINERY-1.36%

Illinois Tool Works Inc.                             289,650           25,486,304
=================================================================================

INVESTMENT BANKING & BROKERAGE-2.71%

Merrill Lynch & Co., Inc.                            364,090           24,659,816
---------------------------------------------------------------------------------
Morgan Stanley                                       463,950           26,324,523
=================================================================================
                                                                       50,984,339
=================================================================================

LIFE & HEALTH INSURANCE-0.11%

Aegon N.V. (Netherlands), 6.38% Pfd                   79,800            2,015,748
=================================================================================

MANAGED HEALTH CARE-2.22%

WellPoint, Inc.(a)                                   521,800           41,634,422
=================================================================================

                                                   SHARES              VALUE
---------------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-1.28%

Walt Disney Co. (The)                              1,002,700       $   24,034,719
=================================================================================

MULTI-LINE INSURANCE-1.54%

Hartford Financial Services Group, Inc. (The)        336,100           28,867,629
=================================================================================

OIL & GAS DRILLING-1.86%

Transocean Inc.(a)                                   500,390           34,872,179
=================================================================================

OIL & GAS EQUIPMENT & SERVICES-4.05%

Halliburton Co.                                      770,500           47,740,180
---------------------------------------------------------------------------------
Schlumberger Ltd.                                    291,180           28,288,137
=================================================================================
                                                                       76,028,317
=================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.27%

ABN AMRO XVII Custodial Receipts- Series
  MM17, 3.80% Floating Rate Pfd. (Acquired
  05/11/05; Cost $5,935,029)(b)(c)(d)                     59            5,900,000
---------------------------------------------------------------------------------
Auction Pass-Through Trust-Series 2001-1,
  Class A, 5.30% Floating Rate Pfd. (Acquired
  10/03/05; Cost $5,500,000)(b)(e)(f)                     22            5,500,000
---------------------------------------------------------------------------------
Citigroup Inc.                                       737,283           35,780,344
---------------------------------------------------------------------------------
JPMorgan Chase & Co.                               1,101,918           43,735,125
---------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 4.80%
  Floating Rate Pfd. (Acquired 06/03/04-
  09/28/04; Cost $3,364,358)(b)(c)(e)                  3,450            3,436,410
---------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV, 4.87%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $1,220,601)(b)(c)(e)                                 1,250            1,222,696
---------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 5.05%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $3,545,855)(b)(c)(e)                                 3,650            3,559,721
=================================================================================
                                                                       99,134,296
=================================================================================

PACKAGED FOODS & MEATS-1.83%

Kraft Foods Inc.-Class A                             502,000           14,126,280
---------------------------------------------------------------------------------
Unilever N.V. (Netherlands)(g)                       296,350           20,294,688
=================================================================================
                                                                       34,420,968
=================================================================================

PHARMACEUTICALS-5.26%

Pfizer Inc.                                        1,052,490           24,544,067
---------------------------------------------------------------------------------
Sanofi-Aventis (France)(g)                           436,252           38,221,482
---------------------------------------------------------------------------------
Wyeth                                                785,318           36,179,600
=================================================================================
                                                                       98,945,149
=================================================================================

PROPERTY & CASUALTY INSURANCE-1.67%

ACE Ltd.                                             585,800           31,305,152
=================================================================================

SYSTEMS SOFTWARE-1.87%

Computer Associates International, Inc.            1,248,742           35,202,037
=================================================================================

---------------------------------------------------------------------------------
                                                   SHARES              VALUE

THRIFTS & MORTGAGE FINANCE-2.20%

Fannie Mae                                           535,439       $   26,134,778
---------------------------------------------------------------------------------
Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(h)                                             56,850            2,837,952
---------------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(h)                                             59,850            2,968,560
---------------------------------------------------------------------------------
Freddie Mac                                          145,000            9,475,750
=================================================================================
                                                                       41,417,040
=================================================================================
    Total Stocks & Other Equity Interests
      (Cost $1,054,840,128)                                         1,283,360,895
=================================================================================

                                                  PRINCIPAL
                                                   AMOUNT
BONDS & NOTES-22.61%

AEROSPACE & DEFENSE-0.18%

Systems 2001 Asset Trust LLC (Cayman
  Islands)-Series 2001, Class G, Pass Through
  Ctfs., (INS-MBIA Insurance Corp.) 6.66%,
  09/15/13 (Acquired 02/09/05-10/27/05; Cost
  $3,436,891)(b)(c)(i)                           $ 3,120,508            3,357,167
=================================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.07%

Nuveen Investments, Inc.,
  Sr. Unsec. Sub. Notes,
  5.50%, 09/15/15(c)                               1,400,000            1,378,650
=================================================================================

AUTOMOBILE MANUFACTURERS-0.46%

DaimlerChrysler North America Holding Corp.,
  Gtd. Global Notes, 6.40%, 05/15/06(c)            1,170,000            1,175,663
---------------------------------------------------------------------------------
  Series D, Gtd. Floating Rate Medium Term
  Notes,
  4.99%, 05/24/06(c)(e)                            5,625,000            5,629,335
---------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 7.25%,
  01/18/06(c)                                      1,765,000            1,766,412
=================================================================================
                                                                        8,571,410
=================================================================================

BROADCASTING & CABLE TV-1.86%

British Sky Broadcasting Group PLC
  (United Kingdom), Unsec. Gtd. Global Notes,
  7.30%, 10/15/06(c)                               1,675,000            1,703,927
---------------------------------------------------------------------------------
Comcast Corp.,
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06(c)       7,050,000            7,254,027
---------------------------------------------------------------------------------
  Unsec. Gtd. Global Notes, 9.46%,
  11/15/22(c)                                      3,030,000            3,976,784
---------------------------------------------------------------------------------
Cox Communications, Inc.,
  Unsec. Notes, 7.75%, 08/15/06(c)                 8,110,000            8,233,272
---------------------------------------------------------------------------------
Cox Enterprises, Inc., Notes, 8.00%, 02/15/07
  (Acquired 10/03/05-11/14/05; Cost
  $10,672,304)(b)(c)(f)                           10,280,000           10,583,980
---------------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(c)                                        825,000              826,708
---------------------------------------------------------------------------------
Time Warner Entertainment Co. L.P.,
  Sr. Unsec. Deb.,
  8.38%, 03/15/23(c)                               2,050,000            2,363,998
=================================================================================
                                                                       34,942,696
=================================================================================

                                                  PRINCIPAL
                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------

COMMERCIAL PRINTING-0.09%

Deluxe Corp., Medium Term Notes,
  2.75%, 09/15/06(c)                             $ 1,725,000       $    1,699,039
=================================================================================

CONSUMER ELECTRONICS-0.06%

Koninklijke (Royal) Philips Electronics N.V.
  (Netherlands), Yankee Notes, 8.38%,
  09/15/06(c)                                      1,130,000            1,156,600
=================================================================================

CONSUMER FINANCE-2.13%

Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 5.80%, 02/01/27 (Acquired
  09/16/04; Cost $3,465,960)(b)(c)(e)              3,400,000            3,404,930
---------------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(c)             4,505,000            4,540,815
---------------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(c)                   545,000              570,980
---------------------------------------------------------------------------------
Ford Motor Credit Co.,
  Notes, 6.50%, 02/15/06(c)                        1,687,000            1,680,842
---------------------------------------------------------------------------------
  Unsec. Global Notes, 6.88%, 02/01/06(c)         23,500,000(j)        23,443,600
---------------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(c)                   990,000              989,960
---------------------------------------------------------------------------------
General Motors Acceptance Corp., Floating
  Rate Medium Term Notes, 5.24%,
  05/18/06(c)(e)                                   5,400,000            5,321,268
=================================================================================
                                                                       39,952,395
=================================================================================

DIVERSIFIED BANKS-1.41%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $3,928,390)(b)(c)(k)              3,520,000            3,580,403
---------------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $582,251)(b)(c)           525,000              525,803
---------------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong),
  Unsec. Sub. Notes,
  9.03%, 03/15/29 (Acquired 04/22/05; Cost
  $3,912,563)(b)(c)                                3,125,000            3,912,500
---------------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes,
  8.85%, 06/01/27 (Acquired 05/22/03; Cost
  $1,847,528)(b)(c)                                1,460,000            1,586,013
---------------------------------------------------------------------------------
Corporacion Andina de Fomento,
  Unsec. Global Notes,
  6.88%, 03/15/12(c)                               1,050,000            1,144,521
---------------------------------------------------------------------------------
Credit Suisse First Boston, Inc., Sub. Medium
  Term Notes, 7.75%, 05/15/06 (Acquired
  04/06/05; Cost $296,260)(b)(c)                     285,000              287,984
---------------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $1,345,000)(b)(c)(k)                             1,345,000            1,394,281
---------------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  4.94%(c)(k)(l)                                   4,010,000            3,533,760
---------------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 4.19%, 08/29/87(c)(l)            1,580,000            1,338,380
---------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes,
  4.25%(c)(k)(l)                                   1,150,000            1,002,463
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                   AMOUNT              VALUE
DIVERSIFIED BANKS-(CONTINUED)

NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(c)                             $   915,000       $    1,187,350
---------------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(c)(k)                               1,140,000            1,146,430
---------------------------------------------------------------------------------
VTB Capital S.A. (Russia),
  Sr. Floating Rate Notes,
  5.25%, 09/21/07
  (Acquired 12/14/05; Cost
  $2,850,000)(b)(c)(e)                             2,850,000            2,855,700
---------------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(c)                               3,025,000            2,973,666
=================================================================================
                                                                       26,469,254
=================================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.67%

Cendant Corp., Sr. Unsec. Global Notes,
  6.88%, 08/15/06(c)                              12,430,000           12,562,007
=================================================================================

ELECTRIC UTILITIES-1.27%

American Electric Power Co., Inc.-Series A,
  Unsec. Unsub. Global Notes, 6.13%,
  05/15/06(c)                                      2,090,000            2,100,346
---------------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(c)                    955,000              983,612
---------------------------------------------------------------------------------
Duke Capital LLC, Sr. Unsec. Notes,
  4.30%, 05/18/06(c)                               1,910,000            1,907,078
---------------------------------------------------------------------------------
Korea Electric Power Corp. (South Korea),
  Unsec. Gtd. Putable Disc. Yankee Deb.,
  7.95%, 04/01/16(c)(m)                            3,180,000            1,985,846
---------------------------------------------------------------------------------
Northeast Utilities-Series A, Notes,
  8.58%, 12/01/06(c)                                 684,000              700,628
---------------------------------------------------------------------------------
Pepco Holdings, Inc., Unsec. Unsub. Notes,
  3.75%, 02/15/06(c)                               3,950,000            3,945,655
---------------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes,
  6.40%, 04/01/06(c)                               6,510,000            6,531,418
---------------------------------------------------------------------------------
Progress Energy, Inc., Sr. Unsec. Notes,
  6.75%, 03/01/06(c)                               5,760,000            5,777,683
=================================================================================
                                                                       23,932,266
=================================================================================

FOOD RETAIL-0.35%

ARAMARK Services Inc., Unsec. Gtd. Notes,
  7.00%, 07/15/06(c)                               1,880,000            1,900,304
---------------------------------------------------------------------------------
Kroger Co. (The), Sr. Unsec. Gtd. Notes,
  7.63%, 09/15/06(c)                               2,380,000            2,419,556
---------------------------------------------------------------------------------
Safeway Inc., Sr. Unsec. Notes,
  6.15%, 03/01/06(c)                               2,300,000            2,304,922
=================================================================================
                                                                        6,624,782
=================================================================================

FOREST PRODUCTS-0.10%

Weyerhaeuser Co. (Canada), Unsec. Yankee
  Notes,
  6.75%, 02/15/06(c)                               1,900,000            1,902,109
=================================================================================

                                                  PRINCIPAL
                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------

HEALTH CARE DISTRIBUTORS-0.10%

Cardinal Health, Inc., Unsec. Notes,
  6.00%, 01/15/06(c)                             $ 1,910,000       $    1,910,649
=================================================================================

HEALTH CARE SERVICES-0.26%

Caremark Rx, Inc., Sr. Unsec. Notes,
  7.38%, 10/01/06(c)                               3,175,000            3,225,070
---------------------------------------------------------------------------------
Quest Diagnostics Inc., Sr. Unsec. Gtd.
  Notes,
  6.75%, 07/12/06(c)                               1,635,000            1,649,780
=================================================================================
                                                                        4,874,850
=================================================================================

HOMEBUILDING-0.41%

D.R. Horton, Inc., Sr. Unsec. Notes,
  7.88%, 08/15/11(c)                               1,000,000            1,086,200
---------------------------------------------------------------------------------
Ryland Group, Inc. (The),
  Sr. Unsec. Unsub. Notes,
  8.00%, 08/15/06(c)                               6,470,000            6,567,373
=================================================================================
                                                                        7,653,573
=================================================================================

HOUSEHOLD APPLIANCES-0.10%

Stanley Works Capital Trust I, Bonds, 5.90%,
  12/01/45 (Acquired 11/15/05; Cost
  $1,850,000)(b)(c)                                1,850,000            1,846,496
=================================================================================

HOUSEWARES & SPECIALTIES-0.19%

American Greetings Corp., Unsec. Putable
  Deb.,
  6.10%, 08/01/08(c)                               3,600,000            3,647,340
=================================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.24%

PSEG Power LLC, Sr. Unsec. Gtd. Global Notes,
  6.88%, 04/15/06(c)                               3,231,000            3,248,609
---------------------------------------------------------------------------------
TXU Corp.-Series O,
  Sr. Unsec. Global Notes,
  4.80%, 11/15/09(c)                               1,300,000            1,257,217
=================================================================================
                                                                        4,505,826
=================================================================================

INDUSTRIAL CONGLOMERATES-0.43%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes,
  6.38%, 02/15/06(c)                               1,600,000(j)         1,602,784
---------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes,
  5.80%, 08/01/06(c)                               5,690,000            5,714,865
---------------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $905,816)(b)(c)                                    800,000              810,304
=================================================================================
                                                                        8,127,953
=================================================================================

INTEGRATED OIL & GAS-0.46%

ConocoPhillips, Unsec. Deb.,
  7.13%, 03/15/28(c)                               1,100,000            1,155,737
---------------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds,
  8.90%, 08/15/28(c)                               6,944,000            7,577,640
=================================================================================
                                                                        8,733,377
=================================================================================

---------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                   AMOUNT              VALUE

INTEGRATED TELECOMMUNICATION SERVICES-1.59%

France Telecom S.A. (France),
  Sr. Unsec. Global Notes,
  7.20%, 03/01/06(c)                             $ 1,800,000       $    1,807,776
---------------------------------------------------------------------------------
  8.50%, 03/01/31(c)                               1,840,000            2,487,183
---------------------------------------------------------------------------------
Sprint Capital Corp.,
  Sr. Unsec. Gtd. Global Notes,
  7.13%, 01/30/06(c)                               3,465,000            3,471,029
---------------------------------------------------------------------------------
  Unsec. Gtd. Notes, 4.78%, 08/17/06(c)            9,550,000            9,543,028
---------------------------------------------------------------------------------
Sprint Nextel Corp., Deb.,
  9.25%, 04/15/22(c)                               2,900,000            3,791,895
---------------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(c)                                 885,000              915,515
---------------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb.,
  6.75%, 05/15/27(c)                               1,100,000            1,117,116
---------------------------------------------------------------------------------
Verizon Communications Inc., Unsec. Deb.,
  6.36%, 04/15/06(c)                                 443,000(j)           444,670
---------------------------------------------------------------------------------
  8.75%, 11/01/21(c)                               1,435,000            1,814,371
---------------------------------------------------------------------------------
Verizon Maryland Inc.-Series A,
  Unsec. Global Notes,
  6.13%, 03/01/12(c)                               1,215,000            1,243,577
---------------------------------------------------------------------------------
Verizon New York Inc., Unsec. Deb.,
  7.00%, 12/01/33(c)                               2,070,000            2,158,265
---------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A,
  Unsec. Global Deb.,
  4.63%, 03/15/13(c)                               1,260,000            1,169,381
=================================================================================
                                                                       29,963,806
=================================================================================

INVESTMENT BANKING & BROKERAGE-0.06%

Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06(c)                               1,050,000            1,062,001
=================================================================================

LEISURE PRODUCTS-0.28%

Brunswick Corp., Unsec. Unsub. Notes,
  6.75%, 12/15/06(c)                               5,130,000            5,202,487
=================================================================================

LIFE & HEALTH INSURANCE-0.30%

Prudential Holdings, LLC-Series B, Bonds,
  (INS-Financial Security Assurance Inc.)
  7.25%, 12/18/23 (Acquired
  01/22/04-01/29/04; Cost
  $5,041,881)(b)(c)(i)                             4,275,000            5,037,788
---------------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(c)                                 625,000              641,694
=================================================================================
                                                                        5,679,482
=================================================================================

MANAGED HEALTH CARE-0.34%

CIGNA Corp., Notes,
  6.38%, 01/15/06(c)                               3,030,000            3,031,363
---------------------------------------------------------------------------------
Humana Inc., Sr. Unsec. Notes,
  7.25%, 08/01/06(c)                               3,250,000            3,292,607
=================================================================================
                                                                        6,323,970
=================================================================================

                                                  PRINCIPAL
                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------

MOVIES & ENTERTAINMENT-0.80%

CBS Corp., Sr. Unsec. Gtd. Global Notes,
  6.40%, 01/30/06(c)                             $ 2,140,000       $    2,142,568
---------------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Notes,
  8.11%, 08/15/06(c)                                 505,000              513,146
---------------------------------------------------------------------------------
  8.18%, 08/15/07(c)                               2,775,000            2,896,101
---------------------------------------------------------------------------------
  Unsec. Deb.,
  9.15%, 02/01/23(c)                               5,990,000            7,401,723
---------------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes,
  6.13%, 04/15/06(c)                               2,000,000            2,006,760
=================================================================================
                                                                       14,960,298
=================================================================================

MULTI-UTILITIES-0.11%

DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(c)                               2,000,000            2,013,060
=================================================================================

MUNICIPALITIES-1.43%

Brownsville (City of), Texas; Refunding &
  Improvement Utilities System Series 2005 A
  RB, (INS-Ambac Assurance Corp.) 5.00%,
  09/01/31(c)(i)                                     610,000              632,875
---------------------------------------------------------------------------------
Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, (INS-MBIA Insurance Corp.)
  3.88%, 01/01/08(c)(i)                            2,750,000            2,708,750
---------------------------------------------------------------------------------
Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
  4.61%, 02/15/14(c)                                 975,000              950,625
---------------------------------------------------------------------------------
  5.20%, 02/15/35(c)                               1,600,000            1,585,440
---------------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  (INS-Ambac Assurance Corp.) 4.96%,
  04/01/20(c)(i)                                   1,550,000            1,497,687
---------------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Series
  2005 COP, (INS-Financial Guaranty Insurance
  Co.) 4.95%, 06/15/25(c)(i)                       1,920,000            1,852,800
---------------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank;
  Taxable Series 2005 A RB,
  4.87%, 07/15/16(c)                                 925,000              911,125
---------------------------------------------------------------------------------
  5.22%, 07/15/20(c)                               1,100,000            1,098,867
---------------------------------------------------------------------------------
  5.28%, 01/15/22(c)                                 600,000              600,000
---------------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, (INS-MBIA
  Insurance Corp.) 6.10%, 05/01/24(c)(i)           2,060,000            2,139,825
---------------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (City of Detroit School District); Series
  2005 RB, (INS-Financial Security Assurance
  Inc.) 5.00%, 06/01/15(c)(i)                        700,000              756,875
---------------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(c)         1,975,000            1,957,719
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                   AMOUNT              VALUE
MUNICIPALITIES-(CONTINUED)

Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO, (INS-Ambac Assurance Corp.)
  4.64%, 06/30/20(c)(i)                          $ 1,200,000       $    1,161,000
---------------------------------------------------------------------------------
  4.83%, 06/30/28(c)(i)                            2,210,000            2,106,439
---------------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB, (INS-Financial Guaranty Insurance
  Co.)
  3.69%, 07/01/07(c)(i)                            1,080,000            1,064,329
---------------------------------------------------------------------------------
  4.21%, 07/01/08(c)(i)                            1,285,000            1,268,886
---------------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  (INS-MBIA Insurance Corp.) 3.42%,
  07/10/30(c)(i)(n)                                4,800,000            4,683,456
=================================================================================
                                                                       26,976,698
=================================================================================

OIL & GAS EQUIPMENT & SERVICES-0.12%

Halliburton Co., Medium Term Notes,
  6.00%, 08/01/06(c)                               2,185,000            2,200,055
=================================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.67%

Devon Energy Corp., Sr. Unsec. Notes,
  2.75%, 08/01/06(c)                               6,596,000            6,518,365
---------------------------------------------------------------------------------
Pemex Project Funding Master Trust (Mexico),
  Series 12, Unsec. Gtd. Unsub. Notes,
  5.75%, 12/15/15 (Acquired 06/27/05; Cost
  $2,874,648)(b)(c)                                2,895,000            2,883,420
---------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(c)                                      2,600,000            3,185,260
=================================================================================
                                                                       12,587,045
=================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.73%

General Electric Capital Corp.-Series A,
  Medium Term Global Notes,
  2.85%, 01/30/06(c)                                 325,000              324,656
---------------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds,
  8.44%(c)(k)                                      1,025,000            1,168,510
---------------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A,
  Sub. Bonds,
  9.87% (Acquired 06/16/04-07/28/05; Cost
  $6,664,804)(b)(c)(k)                             5,890,000            6,464,452
---------------------------------------------------------------------------------
Pemex Finance Ltd. (Mexico),
  Series 1999-2, Class A1, Global Bonds,
  9.69%, 08/15/09(c)                               4,923,750            5,341,087
---------------------------------------------------------------------------------
  Series 2000-1, Class A1, Global Notes,
  9.03%, 02/15/11(c)                               2,180,000            2,387,732
---------------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(c)      1,832,500            1,870,799
---------------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes,
  4.13%, 03/12/09 (Acquired 03/04/04; Cost
  $3,822,437)(b)(c)                                3,825,000            3,648,056
---------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Regional Diversified Funding (Cayman
  Islands), Class A-1a, Sr. Floating Rate
  Notes,
  4.53%, 01/25/36 (Acquired 03/21/05; Cost
  $800,000)(b)(c)(e)(f)                          $   800,000       $      793,375
---------------------------------------------------------------------------------
  Sr. Notes, 9.25%, 03/15/30 (Acquired
  09/22/04;
  Cost $3,504,605)(b)(c)                           2,962,222            3,487,009
---------------------------------------------------------------------------------
Toll Road Investors Partnership II, L.P.-
  Series A, Bonds, (INS-MBIA Insurance Corp.)
  5.56%, 02/15/45 (Acquired
  03/11/05-05/03/05; Cost
  $3,600,630)(b)(c)(i)(o)                         30,600,000            3,737,086
---------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 5.36% (Acquired
  12/07/04;
  Cost $2,100,000)(b)(c)(k)(p)                     2,100,000            2,102,247
---------------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(c)(k)              1,020,000            1,108,570
=================================================================================
                                                                       32,433,579
=================================================================================

PACKAGED FOODS & MEATS-0.24%

ConAgra Foods, Inc., Notes,
  6.00%, 09/15/06(c)                               3,190,000            3,217,817
---------------------------------------------------------------------------------
General Mills, Inc., Notes,
  6.45%, 10/15/06(c)                               1,330,000            1,345,428
=================================================================================
                                                                        4,563,245
=================================================================================

PROPERTY & CASUALTY INSURANCE-1.30%

ACE INA Holdings, Inc.,
  Sr. Unsec. Gtd. Unsub. Notes,
  8.30%, 08/15/06(c)                               2,150,000(j)         2,192,506
---------------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(c)             2,375,000            2,556,521
---------------------------------------------------------------------------------
First American Capital Trust I,
  Gtd. Trust Pfd. Notes,
  8.50%, 04/15/12(c)                               5,720,000            6,233,027
---------------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $3,737,949)(b)(c)        3,495,000            3,551,095
---------------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda),
  Sr. Unsec. Floating Rate Notes, 4.51%,
  10/06/06 (Acquired 10/12/05-10/13/05;
  Cost $2,386,963)(b)(c)(p)                        2,405,000            2,384,865
---------------------------------------------------------------------------------
  Unsec. Sub. Deb., 5.15%, 08/15/33 (Acquired
  03/23/04-06/09/05; Cost $6,974,152)(b)(c)        6,860,000            6,774,799
---------------------------------------------------------------------------------
Travelers Property Casualty Corp.,
  Sr. Unsec. Notes,
  6.75%, 11/15/06(c)                                 700,000              710,367
=================================================================================
                                                                       24,403,180
=================================================================================

RAILROADS-0.04%

Union Pacific Corp., Unsec. Notes,
  6.40%, 02/01/06(c)                                 680,000              680,904
=================================================================================

---------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                   AMOUNT              VALUE

REAL ESTATE-0.68%

Health Care Property Investors, Inc.,
  Notes, 5.63%, 05/01/17(c)                      $ 1,100,000       $    1,084,435
---------------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.07%, 06/08/15(c)             2,405,000            2,639,800
---------------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes,
  5.88%, 05/15/15(c)                               1,210,000            1,194,548
---------------------------------------------------------------------------------
ProLogis, Sr. Unsec. Notes,
  7.05%, 07/15/06(c)                               5,810,000(j)         5,876,699
---------------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(c)                   2,000,000            2,011,340
=================================================================================
                                                                       12,806,822
=================================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.04%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(c)                                        810,000              822,596
=================================================================================

REGIONAL BANKS-0.54%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 5.96%, 03/01/34(c)(e)       4,050,000            4,175,469
---------------------------------------------------------------------------------
Frost National Bank (The),
  Unsec. Sub. Notes,
  6.88%, 08/01/11(c)                               1,650,000            1,778,090
---------------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Bonds, 4.98%, 06/01/28(c)(e)                1,175,000            1,150,548
---------------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(c)                               1,550,000            1,525,340
---------------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes,
  5.00%, 06/15/14(c)                               1,500,000            1,480,410
=================================================================================
                                                                       10,109,857
=================================================================================

REINSURANCE-0.25%

Reinsurance Group of America, Inc.,
  Jr. Unsec. Sub. Deb.,
  6.75%, 12/15/65(c)                               1,995,000            2,022,371
---------------------------------------------------------------------------------
Stingray Pass-Through Trust, Pass Through
  Ctfs.,
  5.90%, 01/12/15 (Acquired
  01/07/05-11/03/05; Cost $2,747,640)(b)(c)        2,800,000            2,768,444
=================================================================================
                                                                        4,790,815
=================================================================================

RESTAURANTS-0.05%

YUM! Brands, Inc., Sr. Unsec. Notes,
  8.50%, 04/15/06(c)                                 940,000              949,099
=================================================================================

SOVEREIGN DEBT-0.24%

Russian Federation (Russia)-REGS, Unsec.
  Unsub. Euro Bonds, 10.00%, 06/26/07
  (Acquired 05/14/04-05/18/04; Cost
  $2,050,181)(b)(c)                                1,820,000            1,950,130
---------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(c)                                 550,000              601,975
---------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------
SOVEREIGN DEBT-(CONTINUED)

  7.50%, 04/08/33(c)                             $ 1,690,000       $    2,000,284
=================================================================================
                                                                        4,552,389
=================================================================================

SPECIALTY CHEMICALS-0.25%

ICI North America, Unsec. Gtd. Deb.,
  8.88%, 11/15/06(c)                               4,570,000            4,711,899
=================================================================================

THRIFTS & MORTGAGE FINANCE-0.06%

Greenpoint Capital Trust I,
  Gtd. Sub. Trust Pfd. Notes,
  9.10%, 06/01/27(c)                               1,025,000            1,122,652
=================================================================================

TOBACCO-0.17%

Altria Group, Inc., Unsec. Notes,
  6.38%, 02/01/06(c)                               1,940,000            1,942,367
---------------------------------------------------------------------------------
  7.20%, 02/01/07(c)                               1,150,000            1,175,841
=================================================================================
                                                                        3,118,208
=================================================================================

TRADING COMPANIES & DISTRIBUTORS-0.14%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired
  01/25/05-03/03/05; Cost $2,722,661)(b)(c)        2,400,000            2,665,656
=================================================================================

TRUCKING-0.16%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(c)                               2,805,000            2,988,138
=================================================================================

WIRELESS TELECOMMUNICATION SERVICES-0.18%

Telephone & Data Systems, Inc., Unsec. Notes,
  7.00%, 08/01/06(c)                               3,425,000            3,452,229
=================================================================================
    Total Bonds & Notes (Cost $429,425,999)                           424,988,609
=================================================================================

U.S. MORTGAGE-BACKED SECURITIES-13.83%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-4.91%

Pass Through Ctfs.,
  5.50%, 05/01/13 to 12/01/33(c)                   3,102,958            3,109,934
---------------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32(c)                   3,170,977            3,303,836
---------------------------------------------------------------------------------
  6.50%, 01/01/16 to 01/01/35(c)                   3,222,614            3,301,295
---------------------------------------------------------------------------------
  6.00%, 03/01/17 to 01/01/34(c)                   6,120,841            6,235,936
---------------------------------------------------------------------------------
  4.50%, 10/01/18(c)                                 317,222              309,492
---------------------------------------------------------------------------------
  8.00%, 01/01/27(c)                               1,135,748            1,213,999
---------------------------------------------------------------------------------
  7.50%, 11/01/30 to 03/01/32(c)                     526,824              553,128
---------------------------------------------------------------------------------
  5.00%, 10/01/33(c)                                 358,635              348,567
---------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 01/01/21 to 01/01/36(c)(q)               23,444,000           22,769,873
---------------------------------------------------------------------------------
  5.50%, 01/01/36(c)(q)                           51,578,618           51,111,187
=================================================================================
                                                                       92,257,247
=================================================================================

---------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                   AMOUNT              VALUE

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-7.74%

Floating Rate Pass Through Ctfs.,
  4.56%, 11/01/33(c)(p)                          $ 2,788,597       $    2,766,476
---------------------------------------------------------------------------------
Pass Through Ctfs.,
  8.50%, 03/01/10 to 10/01/28(c)                   1,709,676            1,852,915
---------------------------------------------------------------------------------
  6.50%, 04/01/14 to 10/01/35(c)                  12,049,008           12,413,920
---------------------------------------------------------------------------------
  7.50%, 11/01/15 to 05/01/32(c)                   1,090,426            1,144,313
---------------------------------------------------------------------------------
  7.00%, 12/01/15 to 09/01/32(c)                   3,643,122            3,795,814
---------------------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/22(c)                     932,085              949,615
---------------------------------------------------------------------------------
  5.00%, 11/01/17 to 02/01/19(c)                   6,827,738            6,763,676
---------------------------------------------------------------------------------
  5.50%, 07/01/19 to 10/01/34(c)                  11,875,679           11,837,836
---------------------------------------------------------------------------------
  8.00%, 08/01/21 to 10/01/30(c)                     761,349              813,383
---------------------------------------------------------------------------------
  4.50%, 09/01/33(c)                               2,559,755            2,420,574
---------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.50%, 01/01/21 to 01/01/36(c)(q)               52,187,190           51,847,173
---------------------------------------------------------------------------------
  5.00%, 01/01/21(c)(q)                           18,957,160           18,755,740
---------------------------------------------------------------------------------
  6.00%, 01/01/36(c)(q)                           29,914,900           30,195,352
=================================================================================
                                                                      145,556,787
=================================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-1.18%

Pass Through Ctfs.,
  6.50%, 10/15/08 to 12/15/33(c)                   2,657,571            2,776,995
---------------------------------------------------------------------------------
  7.00%, 10/15/08 to 05/15/32(c)                   1,419,108            1,489,364
---------------------------------------------------------------------------------
  6.00%, 11/15/08 to 10/15/33(c)                   8,417,393            8,631,983
---------------------------------------------------------------------------------
  5.00%, 03/15/18(c)                               2,093,573            2,090,164
---------------------------------------------------------------------------------
  8.00%, 08/15/22 to 01/20/31(c)                     555,106              594,393
---------------------------------------------------------------------------------
  7.50%, 06/15/23 to 05/15/32(c)                   1,398,751            1,477,855
---------------------------------------------------------------------------------
  8.50%, 11/15/24 to 02/15/25(c)                     121,727              132,865
---------------------------------------------------------------------------------
  5.50%, 12/15/31 to 05/15/35(c)                   4,849,637            4,889,613
=================================================================================
                                                                       22,083,232
=================================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $258,871,841)                                             259,897,266
=================================================================================

ASSET-BACKED SECURITIES-3.10%

COLLATERALIZED MORTGAGE OBLIGATIONS-2.01%

Accredited Mortgage Loan Trust-Series 2003-3,
  Class A3, Floating Rate Pass Through Ctfs.,
  4.76%, 01/25/34(c)(p)                            1,142,265            1,146,875
---------------------------------------------------------------------------------
Bank of America Mortgage Securities- Series
  2003-D, Class 2AI, Floating Rate Pass
  Through Ctfs.,
  4.18%, 05/25/33(c)(p)                            1,388,800            1,373,187
---------------------------------------------------------------------------------
Capital One Multi-Asset Execution Trust-
  Series 2003-B4, Class B4, Floating Rate
  Pass Through Ctfs., 5.17%, 07/15/11(c)(p)        2,230,000            2,263,262
---------------------------------------------------------------------------------
Countrywide Asset-Backed Ctfs.-Series 2004-6,
  Class 2A5, Floating Rate Pass Through
  Ctfs.,
  4.77%, 11/25/34(c)(p)                            1,412,267            1,416,056
---------------------------------------------------------------------------------

                                                  PRINCIPAL
                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS-(CONTINUED)

Countrywide Home Loans,-Series 2004-HYB7,
  Class 1A2, Floating Rate Pass Through
  Ctfs.,
  4.75%, 11/20/34(c)(p)                          $ 1,609,883       $    1,597,170
---------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage
  Securities Corp.-Series 2004-AR3, Class
  5A1, Floating Rate Pass Through Ctfs.,
  4.76%, 04/25/34(c)(p)                            1,556,908            1,551,226
---------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage
  Securities Corp.-Series 2004-AR7, Class
  2A1, Floating Rate Pass Through Ctfs.,
  4.75%, 11/25/34(c)(p)                            1,772,185            1,755,453
---------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage
  Securities Corp.-Series 2004-C4, Class A6,
  Pass Through Ctfs.,
  4.69%, 10/15/39(c)                               2,850,000            2,761,263
---------------------------------------------------------------------------------
Fannie Mae Whole Loan-Series 2003-W19, Class
  1A3, Pass Through Ctfs., 4.78%, 11/25/33(c)        434,816              432,950
---------------------------------------------------------------------------------
Federal Home Loan Bank (FHLB)-Series TQ-
  2015, Class A, Pass Through Ctfs., 5.07%,
  10/20/15(c)                                      2,736,224            2,738,823
---------------------------------------------------------------------------------
GSR Mortgage Loan Trust-Series 2004-5, Class
  2A1, Pass Through Ctfs., 4.55%, 05/25/34(c)        952,049              934,380
---------------------------------------------------------------------------------
Impac CMB Trust-Series 2003-12, Class A1,
  Floating Rate Pass Through Ctfs., 4.76%,
  12/25/33(c)(p)                                     332,059              332,393
---------------------------------------------------------------------------------
Impac CMB Trust-Series 2004-1, Class
  A1,Floating Rate Pass Through Ctfs., 4.71%,
  03/25/34(c)(p)                                   1,097,360            1,102,685
---------------------------------------------------------------------------------
Long Beach Mortgage Loan Trust-Series 2004-1,
  Class A3, Floating Rate Pass Through Ctfs.,
  4.68%, 02/25/34(c)(p)                              573,095              573,920
---------------------------------------------------------------------------------
Master Asset Securitization Trust-Series
  2003-8, Class 1A1, Pass Through Ctfs.,
  5.50%, 09/25/33(c)                               3,131,338            3,078,496
---------------------------------------------------------------------------------
MLCC Mortgage Investors, Inc.-Series 2003-G,
  Class A1, Floating Rate Pass Through Ctfs.,
  4.70%, 01/25/29(c)(p)                            2,078,172            2,082,710
---------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust- Series
  2004-6AR, Class 2A2, Floating Rate Pass
  Through Ctfs.,
  4.09%, 08/25/34(c)(p)                            1,852,503            1,848,569
---------------------------------------------------------------------------------
Nomura Asset Acceptance Corp.-Series
  2005-AR1, Class 2A1, Floating Rate Pass
  Through Ctfs.,
  4.66%, 02/25/35(c)(p)                              821,207              823,482
---------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc.-
  Series 2003-RS2, Class AII, Floating Rate
  Pass Through Ctfs.,
  4.72%, 03/25/33(c)(p)                              807,241              809,481
---------------------------------------------------------------------------------
Specialty Underwriting & Residential Finance
  Trust-Series 2003-BC3, Class A, Floating
  Rate Pass Through Ctfs.,
  4.73%, 08/25/34(c)(p)                              341,267              341,659
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                   AMOUNT              VALUE
COLLATERALIZED MORTGAGE OBLIGATIONS-(CONTINUED)

Structured Adjustable Rate Mortgage Loan
  Trust-Series 2004-3AC, Class A1, Pass
  Through Ctfs.,
  4.94%, 03/25/34(c)                             $ 1,604,025       $    1,594,975
---------------------------------------------------------------------------------
Structured Adjustable Rate Mortgage Loan
  Trust- Series 2005-1, Class 1A1, Floating
  Rate Pass Through Ctfs., 5.14%,
  02/25/35(c)(p)                                   1,329,866            1,342,513
---------------------------------------------------------------------------------
Structured Asset Securities Corp.-Series
  2003-37A, Class 7A, Floating Rate Pass
  Through Ctfs.,
  4.86%, 12/25/33(c)(p)                            1,728,711            1,726,651
---------------------------------------------------------------------------------
Structured Asset Securities Corp.-Series
  2004-2AC, Class A1, Floating Rate Pass
  Through Ctfs.,
  5.02%, 02/25/34(c)(p)                            2,950,488            2,938,507
---------------------------------------------------------------------------------
Vanderbilt Mortgage and Finance, Inc.- Series
  2002-B, Class A4, Pass Through Ctfs.,
  5.84%, 02/07/26(c)                               1,175,000            1,176,218
=================================================================================
                                                                       37,742,904
=================================================================================

MULTI-SECTOR HOLDINGS-0.05%

Longport Funding Ltd.-Series 2005-2A, Class
  A1J, Floating Rate Bonds, 4.76%, 02/03/40
  (Acquired 03/31/05; Cost $900,000)(b)(e)(f)        900,000              900,000
=================================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-0.92%

Citicorp Lease Pass-Through Trust-Series
  1999-1, Class A2, Pass Through Ctfs.,
  8.04%, 12/15/19 (Acquired
  06/01/00-07/27/05; Cost $6,002,141)(b)(c)        5,475,000            6,624,109
---------------------------------------------------------------------------------
LILACS Repackaging 2005-I-Series A, Sec.
  Notes,
  5.14%, 01/15/64 (Acquired 07/14/05; Cost
  $4,500,000)(b)(f)                                4,500,000            4,434,435
---------------------------------------------------------------------------------
Patrons' Legacy 2003-III-Series A, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $2,563,525)(b)(f)                                2,500,000            2,521,200
---------------------------------------------------------------------------------
Patrons' Legacy-2004-I-Series A, Ctfs.,
  6.67%, 02/04/17 (Acquired
  04/30/04-07/14/05; Cost $3,543,815)(b)(f)        3,500,000            3,557,995
---------------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04;
  Cost $241,361)(b)(c)                               238,108              237,247
=================================================================================
                                                                       17,374,986
=================================================================================

PROPERTY & CASUALTY INSURANCE-0.12%

North Front Pass-Through Trust, Bonds, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $2,369,940)(b)(c)                                2,350,000            2,319,474
=================================================================================
    Total Asset-Backed Securities (Cost
      $58,325,477)                                                     58,337,364
=================================================================================

                                                  PRINCIPAL
                                                   AMOUNT              VALUE
---------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCY SECURITIES-1.04%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.04%

Unsec. Floating Rate Global Notes,
  5.83%, 02/17/09(c)(p)                          $ 9,135,000       $    8,904,798
---------------------------------------------------------------------------------
Unsec. Global Notes,
  3.55%, 01/12/07(c)                               3,625,000            3,583,131
---------------------------------------------------------------------------------
  4.20%, 03/24/08(c)                               7,100,000            7,018,847
=================================================================================
    Total U.S. Government Agency Securities
      (Cost $19,833,901)                                               19,506,776
=================================================================================

U.S. TREASURY SECURITIES-0.84%

U.S. TREASURY INFLATION -- INDEXED
  BONDS-0.29%

  2.00%, 07/15/14(c)                               5,600,245(j)(r)      5,570,713
=================================================================================

U.S. TREASURY NOTES-0.18%

  3.13%, 01/31/07(c)                               1,400,000            1,380,750
---------------------------------------------------------------------------------
  3.75%, 03/31/07(c)                               2,000,000            1,983,440
=================================================================================
                                                                        3,364,190
=================================================================================

U.S. TREASURY STRIPS-0.37%

  3.03%, 02/15/07(c)(s)                            1,375,000            1,309,468
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                                  PRINCIPAL
                                                   AMOUNT              VALUE
U.S. TREASURY STRIPS-(CONTINUED)

  4.63%, 11/15/24(c)(s)                          $ 3,560,000       $    1,492,423
---------------------------------------------------------------------------------
  4.54%, 05/15/25(c)(s)                            2,025,000              823,912
---------------------------------------------------------------------------------
  4.71%, 08/15/28(c)(s)                            9,250,000            3,292,445
=================================================================================
                                                                        6,918,248
=================================================================================
    Total U.S. Treasury Securities (Cost
      $15,915,586)                                                     15,853,151
=================================================================================

                                                   SHARES
MONEY MARKET FUNDS-1.88%

Liquid Assets Portfolio-Institutional
  Class(t)                                        17,648,250           17,648,250
---------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(t)       17,648,250           17,648,250
=================================================================================
    Total Money Market Funds (Cost
      $35,296,500)                                                     35,296,500
=================================================================================
TOTAL INVESTMENTS-111.59% (Cost
  $1,872,509,432)                                                   2,097,240,561
=================================================================================
OTHER ASSETS LESS LIABILITIES-(11.59%)                               (217,860,014)
=================================================================================
NET ASSETS-100.00%                                                 $1,879,380,547
_________________________________________________________________________________
=================================================================================

Investment Abbreviations:

ADR      - American Depositary Receipt
CARS     - Convertible Auction Rate Security
COP      - Certificates of Participation
Ctfs.    - Certificates
Deb.     - Debentures
Disc.    - Discounted
GO       - General Obligation Bonds
Gtd.     - Guaranteed
INS      - Insurer
Jr.      - Junior
LILACS   - Life Insurance and Life Annuities Backed Charitable Securities
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
REIT     - Real Estate Investment Trust
Sec.     - Secured
Sr.      - Senior
STRIPS   - Separately Traded Registered Interest and Principal Security
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $117,404,608, which represented 6.25% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate value of these securities at December 31, 2005 was $783,082,338, which represented 41.67% of the Fund's Net Assets. See Note 1A.
(d) Dividend rate is redetermined annually. Rate shown is the rate in effect on December 31, 2005.
(e) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on December 31, 2005.
(f) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The aggregate value of these securities considered illiquid at December 31, 2005 was $28,290,985, which represented 1.51% of the Fund's Net Assets.
(g) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $58,516,170, which represented 3.11% of the Fund's Net Assets. See Note 1A.
(h) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on December 31, 2005.
(i) Principal and/or interest payments are secured by the bond insurance company listed.
(j) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 8.
(k) Perpetual bond with no specified maturity date.
(l) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on December 31, 2005.
(m) Step coupon bond issued at a discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date of July 10, 2006. The Bond will be remarketed or converted to a fixed coupon rate on that date.
(o) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at the time of purchase by the Fund.
(p) Interest rate is redetermined monthly. Rate shown is the rate in effect on December 31, 2005.
(q) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1G.
(r) Principal amount of security and interest payments are adjusted for inflation.
(s) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(t) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $1,837,212,932)   $2,061,944,061
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $35,296,500)                              35,296,500
============================================================
    Total investments (cost $1,872,509,432)    2,097,240,561
============================================================
Foreign currencies, at value (cost $827,816)         827,184
------------------------------------------------------------
Receivables for:
  Investments sold                                18,698,385
------------------------------------------------------------
  Fund shares sold                                   863,149
------------------------------------------------------------
  Dividends and interest                          10,609,621
------------------------------------------------------------
  Principal paydowns                                 272,594
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               446,949
------------------------------------------------------------
Other assets                                         134,387
============================================================
    Total assets                               2,129,092,830
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                          173,629,743
------------------------------------------------------------
  Fund shares reacquired                          73,709,401
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 653,276
------------------------------------------------------------
  Variation margin                                    69,862
------------------------------------------------------------
Accrued distribution fees                            878,888
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,951
------------------------------------------------------------
Accrued transfer agent fees                          667,415
------------------------------------------------------------
Accrued operating expenses                           100,747
============================================================
  Total liabilities                              249,712,283
============================================================
Net assets applicable to shares outstanding   $1,879,380,547
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $2,345,861,959
------------------------------------------------------------
Undistributed net investment income               (3,900,957)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and futures contracts                         (687,529,336)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and futures
  contracts                                      224,948,881
============================================================
                                              $1,879,380,547
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  817,587,727
____________________________________________________________
============================================================
Class B                                       $  517,032,241
____________________________________________________________
============================================================
Class C                                       $  194,027,445
____________________________________________________________
============================================================
Class R                                       $    6,683,898
____________________________________________________________
============================================================
Investor Class                                $  344,015,404
____________________________________________________________
============================================================
Institutional Class                           $       33,832
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           66,747,972
____________________________________________________________
============================================================
Class B                                           42,310,397
____________________________________________________________
============================================================
Class C                                           15,865,437
____________________________________________________________
============================================================
Class R                                              546,059
____________________________________________________________
============================================================
Investor Class                                    28,091,499
____________________________________________________________
============================================================
Institutional Class                                    2,763
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        12.25
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.25 divided by
      94.50%)                                 $        12.96
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        12.22
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        12.23
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        12.24
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        12.25
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        12.24
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Interest                                                      $17,434,856
-------------------------------------------------------------------------
Dividends (net of foreign withholding tax of $65,271)          10,460,222
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       89,611
=========================================================================
     Total investment income                                   27,984,689
=========================================================================


EXPENSES:

Advisory fees                                                   5,363,006
-------------------------------------------------------------------------
Administrative services fees                                      280,598
-------------------------------------------------------------------------
Custodian fees                                                    121,472
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                       1,166,814
-------------------------------------------------------------------------
  Class B                                                       2,918,775
-------------------------------------------------------------------------
  Class C                                                       1,054,623
-------------------------------------------------------------------------
  Class R                                                          14,866
-------------------------------------------------------------------------
  Investor Class                                                  431,604
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                  2,787,104
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   12
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          52,128
-------------------------------------------------------------------------
Other                                                             386,391
=========================================================================
     Total expenses                                            14,577,393
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (62,596)
=========================================================================
     Net expenses                                              14,514,797
=========================================================================
Net investment income                                          13,469,892
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities (includes gains from securities sold
     to affiliates of $1,643,686)                              23,272,387
-------------------------------------------------------------------------
  Foreign currencies                                              (22,689)
-------------------------------------------------------------------------
  Futures contracts                                            (1,638,389)
=========================================================================
                                                               21,611,309
=========================================================================
Change in net unrealized appreciation of:
  Investment securities                                        27,107,920
-------------------------------------------------------------------------
  Foreign currencies                                                  287
-------------------------------------------------------------------------
  Futures contracts                                               168,587
=========================================================================
                                                               27,276,794
=========================================================================
Net gain from investment securities, foreign currencies and
  futures contracts                                            48,888,103
=========================================================================
Net increase in net assets resulting from operations          $62,357,995
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                   2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   13,469,892    $    543,271
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                              21,611,309       8,264,463
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and futures contracts          27,276,794       1,598,485
============================================================================================
    Net increase in net assets resulting from operations          62,357,995      10,406,219
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (8,595,883)       (518,829)
--------------------------------------------------------------------------------------------
  Class B                                                         (3,119,462)       (130,939)
--------------------------------------------------------------------------------------------
  Class C                                                         (1,137,561)        (44,341)
--------------------------------------------------------------------------------------------
  Class R                                                            (51,437)            (56)
--------------------------------------------------------------------------------------------
  Investor Class                                                  (3,351,057)             --
--------------------------------------------------------------------------------------------
  Institutional Class                                                   (470)           (108)
============================================================================================
    Total distributions from net investment income               (16,255,870)       (694,273)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                                 --      (1,852,910)
--------------------------------------------------------------------------------------------
  Class B                                                                 --      (2,168,137)
--------------------------------------------------------------------------------------------
  Class C                                                                 --        (738,028)
--------------------------------------------------------------------------------------------
  Class R                                                                 --            (292)
--------------------------------------------------------------------------------------------
  Institutional Class                                                     --            (285)
============================================================================================
    Total distributions from net realized gains                           --      (4,759,652)
============================================================================================
    Decrease in net assets resulting from distributions          (16,255,870)     (5,453,925)
============================================================================================
Share transactions-net:
  Class A                                                        726,493,380      13,392,670
--------------------------------------------------------------------------------------------
  Class B                                                        425,784,791       1,380,840
--------------------------------------------------------------------------------------------
  Class C                                                        162,166,535       2,153,156
--------------------------------------------------------------------------------------------
  Class R                                                          6,518,889          18,638
--------------------------------------------------------------------------------------------
  Investor Class                                                 335,615,063              --
--------------------------------------------------------------------------------------------
  Institutional Class                                                 22,337          10,394
============================================================================================
    Net increase in net assets resulting from share
     transactions                                              1,656,600,995      16,955,698
============================================================================================
    Net increase in net assets                                 1,702,703,120      21,907,992
============================================================================================

NET ASSETS:

  Beginning of year                                              176,677,427     154,769,435
============================================================================================
  End of year (including undistributed net investment income
    of $(3,900,957) and $38,788, respectively)                $1,879,380,547    $176,677,427
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Basic Balanced Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital and current income.

  Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification is considered remote.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. Based on the typical structure of dollar roll transactions by the Fund, fee income is agreed upon amongst the parties at the commencement of the dollar roll. This fee income is amortized to income ratably over the term of the dollar roll. During the period between the sale and purchase settlement dates, the Fund will not be entitled to receive interest and principal payments on securities purchased and not yet settled. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

J. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

K. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement effective July 18, 2005, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.65%
--------------------------------------------------------------------
Next $1.85 billion                                            0.50%
--------------------------------------------------------------------
Next $2 billion                                               0.45%
--------------------------------------------------------------------
Next $2 billion                                               0.40%
--------------------------------------------------------------------
Next $2 billion                                               0.375%
--------------------------------------------------------------------
Over $8 billion                                               0.35%
 ___________________________________________________________________
====================================================================


  Prior to July 18, 2005, the Fund paid an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.65%
-------------------------------------------------------------------
Next $4 billion                                               0.60%
-------------------------------------------------------------------
Over $5 billion                                               0.55%
 __________________________________________________________________
===================================================================


  Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.62%
--------------------------------------------------------------------
Next $250 million                                             0.605%
--------------------------------------------------------------------
Next $500 million                                             0.59%
--------------------------------------------------------------------
Next $1.5 billion                                             0.575%
--------------------------------------------------------------------
Next $2.5 billion                                             0.56%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Next $2.5 billion                                             0.53%
--------------------------------------------------------------------
Over $10 billion                                              0.515%
 ___________________________________________________________________
====================================================================

  AIM has voluntarily agreed to waive advisory fees and/or expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares to 1.25%, 2.00%, 2.00%, 1.50%, 1.25% and 1.00% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

  Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

  For the year ended December 31, 2005, AIM waived fees of $27,926.

  At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $2,213.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $280,598.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended December 31, 2005, the Fund paid AISI $2,787,104 for Class A, Class B, Class C, Class R and Investor Class share classes and $12 for Institutional Class shares.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,166,814, $2,918,775, $1,054,623, $14,866 and $431,604, respectively.

  Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2005, ADI advised the Fund that it retained $77,055 in front-end sales commissions from the sale of Class A shares and $980, $104,304, $7,017 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

  Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                CHANGE IN
                                                                UNREALIZED
                  VALUE       PURCHASES        PROCEEDS        APPRECIATION        VALUE       DIVIDEND     REALIZED
FUND             12/31/04      AT COST        FROM SALES      (DEPRECIATION)     12/31/05       INCOME     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $   --     $ 73,563,000    $ (55,914,750)       $   --        $17,648,250    $44,661       $   --
----------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class               --       73,563,000      (55,914,750)           --        17,648,250      44,950           --
======================================================================================================================
  Total           $   --     $147,126,000    $(111,829,500)       $   --        $35,296,500    $89,611       $   --
______________________________________________________________________________________________________________________
======================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $2,593,123 and sales of $7,903,567, which resulted in net realized gains of $1,643,686.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $32,457.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

  During the year ended December 31, 2005, the Fund paid legal fees of $6,523 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

  During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--FUTURES CONTRACTS

On December 31, 2005, $16,993,000 principal amount of investment grade corporate obligations and U.S. Treasury obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                          OPEN FUTURES CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                               NO. OF         MONTH/          VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT       12/31/05      (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       77        Sep-06/Long    $ 18,318,300      $ (79,310)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                      241        Dec-06/Long      57,361,013       (229,818)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                      103        Mar-07/Long      24,526,875        (36,165)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 2 Year Notes                                       282        Mar-06/Long      57,862,876         18,949
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       390       Mar-06/Short     (41,474,823)       (73,325)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                      222        Mar-06/Long      24,288,187        362,828
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Notes                                       80        Mar-06/Long       9,135,000        255,225
=========================================================================================================================
                                                                                           $150,017,428      $ 218,384
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005           2004
---------------------------------------------------------------------------------------
Distributions paid from:
Long-term capital gain                                        $        --    $4,759,652
---------------------------------------------------------------------------------------
Ordinary income                                                16,255,870       694,273
=======================================================================================
Total distributions                                           $16,255,870    $5,453,925
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
----------------------------------------------------------------------------
Undistributed ordinary income                                 $      523,461
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           192,787,775
----------------------------------------------------------------------------
Temporary book/tax differences                                      (459,798)
----------------------------------------------------------------------------
Capital loss carryforward                                       (659,332,338)
----------------------------------------------------------------------------
Post-October currency loss deferral                                     (512)
----------------------------------------------------------------------------
Shares of beneficial interest                                  2,345,861,959
============================================================================
Total net assets                                              $1,879,380,547
____________________________________________________________________________
============================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to deferral of losses on wash sales, the tax recognition of unrealized gains and losses on certain future contracts, treatment of bond premium amortization, partnerships and defaulted bonds. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(632).

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $638,798,642 of capital loss carryforward in the fiscal year ended December 31, 2006.

  The Fund utilized $18,405,314 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2007                                               $ 41,067,392
-----------------------------------------------------------------------------
December 31, 2008                                                 84,372,104
-----------------------------------------------------------------------------
December 31, 2009                                                533,892,842
=============================================================================
Total capital loss carryforward                                 $659,332,338
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of July 18, 2005, the date of the reorganization of AIM Total Return Fund and AIM Balanced Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $427,318,898 and $212,842,956, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $248,324,087
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (55,535,680)
==============================================================================
Net unrealized appreciation of investment securities             $192,788,407
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,904,452,154.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, re-organizational expenses, treatment of partnerships and treatment of Treasury inflation-protected Securities, on December 31, 2005, undistributed net investment income was increased by $3,591,735, undistributed net realized gain (loss) was decreased by $3,580,028 and shares of beneficial interest decreased by $11,707. Further, as a result of capital loss carryforward and tax deferrals acquired in the reorganization of AIM Balanced Fund into the Fund on July 18, 2005, undistributed net investment income was decreased by $1,049,373, undistributed net realized gain (loss) was decreased by $639,561,646 and shares of beneficial interest increased by $640,611,019. In addition, as a result of tax deferrals acquired in the reorganization of AIM Total Return Fund into the Fund on July 18, 2005, undistributed net investment income was decreased by $240,197, undistributed net realized gain (loss) was decreased by $65,527,195 and shares of beneficial interest increased by $65,767,392. These reclassifications had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently consists of six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

  Investor Class shares of the Fund are offered only to certain grandfathered investors.

                                              CHANGES IN SHARES OUTSTANDING
-------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------
                                                                        2005 (A)                          2004
                                                              -----------------------------    --------------------------
                                                                SHARES           AMOUNT          SHARES         AMOUNT
-------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       3,574,831    $   41,159,315     1,841,128    $ 21,407,747
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,555,755        19,622,389     2,136,603      24,825,439
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                         692,392         8,691,991       849,151       9,883,030
-------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       86,849         1,041,093         1,570          18,300
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                             1,113,552        13,282,200            --              --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                               --                --           861          10,000
=========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         676,892         8,200,834       192,162       2,246,590
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                         239,524         2,896,797       184,791       2,174,085
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                          86,923         1,052,344        62,525         731,457
-------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                        4,242            51,436            29             348
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                               270,718         3,281,489            --              --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                               39               441            34             394
=========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                      77,177,908       923,985,582            --              --
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      43,315,411       517,172,720            --              --
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      15,637,235       186,852,784            --              --
-------------------------------------------------------------------------------------------------------------------------
  Class R                                                         540,014         6,459,635            --              --
-------------------------------------------------------------------------------------------------------------------------
  Investor Class                                               36,513,673       437,019,759            --              --
-------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               1,829            21,896            --              --
=========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,568,566        30,758,935       547,870       6,394,392
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,575,119)      (30,758,935)     (548,916)     (6,394,392)
=========================================================================================================================
Reacquired:
  Class A                                                     (23,065,739)     (277,611,286)   (1,432,534)    (16,656,059)
-------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (6,979,708)      (83,148,180)   (1,661,318)    (19,224,292)
-------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (2,891,817)      (34,430,584)     (727,975)     (8,461,331)
-------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      (86,644)       (1,033,275)           (1)            (10)
-------------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                            (9,806,444)     (117,968,385)           --              --
=========================================================================================================================
                                                              138,650,882    $1,656,600,995     1,445,980    $ 16,955,698
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 5% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b) Class R shares and Institutional Class shares commenced sales on April 30, 2004.
(c)  Investor Class shares commenced sales on July 15, 2005.
(d) As of open of business on July 18, 2005, the Fund acquired all the net assets of AIM Total Return Fund and AIM Balanced Fund pursuant to plans of reorganization approved by the Trustees of the Fund on March 22, 2005 and by shareholders of AIM Total Return Fund and AIM Balanced Fund on June 28, 2005. The acquisitions were accomplished by a tax-free exchange of 173,186,070 shares of the Fund for 18,511,675 shares of AIM Total Return Fund outstanding and 63,798,609 shares of AIM Balanced Fund outstanding as of the close of business on July 15, 2005. AIM Total Return Fund's net assets at that date of $446,220,459 including $10,821,724 of unrealized appreciation and AIM Balanced Fund's net assets at that date of $1,625,291,917 including $161,076,306 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $166,853,760.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                              ------------------------------------------------------------------
                                                                                                              SEPTEMBER 28, 2001
                                                                                                               (DATE OPERATIONS
                                                                        YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              --------------------------------------------       DECEMBER 31,
                                                                2005          2004       2003       2002             2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.86       $ 11.50    $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.16          0.08       0.05       0.11(a)         0.03(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.41          0.71       2.05      (1.28)           0.76
================================================================================================================================
    Total from investment operations                              0.57          0.79       2.10      (1.17)           0.79
================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.18)        (0.10)     (0.06)     (0.12)          (0.04)
================================================================================================================================
  Distributions from net realized gains                             --         (0.33)        --         --              --
================================================================================================================================
    Total distributions                                          (0.18)        (0.43)     (0.06)     (0.12)          (0.04)
================================================================================================================================
Net asset value, end of period                                $  12.25       $ 11.86    $ 11.50    $  9.46         $ 10.75
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   4.85%         6.89%     22.35%    (10.97)%          7.94%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $817,588       $68,951    $53,675    $32,414         $10,753
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.14%(c)      1.47%      1.50%      1.48%           1.43%(d)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.14%(c)      1.49%      1.57%      1.67%           2.89%(d)
================================================================================================================================
Ratio of net investment income to average net assets              1.59%(c)      0.73%      0.46%      1.15%           1.16%(d)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                          90%           64%        51%        42%              7%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $453,212,301.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                           CLASS B
                                                              ------------------------------------------------------------------
                                                                                                              SEPTEMBER 28, 2001
                                                                                                               (DATE OPERATIONS
                                                                        YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              --------------------------------------------       DECEMBER 31,
                                                                2005          2004       2003       2002             2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.84       $ 11.49    $  9.46    $ 10.75         $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.08          0.01      (0.02)      0.05(a)         0.01(a)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.40          0.69       2.06      (1.29)           0.77
================================================================================================================================
    Total from investment operations                              0.48          0.70       2.04      (1.24)           0.78
================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)        (0.02)     (0.01)     (0.05)          (0.03)
--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --         (0.33)        --         --              --
================================================================================================================================
    Total distributions                                          (0.10)        (0.35)     (0.01)     (0.05)          (0.03)
================================================================================================================================
Net asset value, end of period                                $  12.22       $ 11.84    $ 11.49    $  9.46         $ 10.75
________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   4.04%         6.12%     21.64%    (11.56)%          7.76%
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $517,032       $79,968    $76,304    $47,597         $16,067
________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.88%(c)      2.12%      2.15%      2.13%           2.08%(d)
--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.88%(c)      2.14%      2.22%      2.32%           3.54%(d)
================================================================================================================================
Ratio of net investment income (loss) to average net assets       0.85%(c)      0.08%     (0.19)%     0.50%           0.52%(d)
________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                          90%           64%        51%        42%              7%
________________________________________________________________________________________________________________________________
================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average net assets of $291,877,528.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                           CLASS C
                                                              ------------------------------------------------------------------
                                                                                                              SEPTEMBER 28, 2001
                                                                                                               (DATE OPERATIONS
                                                                        YEAR ENDED DECEMBER 31,                 COMMENCED) TO
                                                              --------------------------------------------       DECEMBER 31,
                                                                2005          2004       2003       2002             2001
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  11.85       $ 11.49    $  9.46    $ 10.75         $  10.00

--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.08          0.01      (0.02)      0.05(a)          0.01(a)

--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.40          0.70       2.06      (1.29)            0.77

================================================================================================================================
    Total from investment operations                              0.48          0.71       2.04      (1.24)            0.78

================================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.10)        (0.02)     (0.01)     (0.05)           (0.03)

--------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --         (0.33)        --         --               --

================================================================================================================================
    Total distributions                                          (0.10)        (0.35)     (0.01)     (0.05)           (0.03)

================================================================================================================================
Net asset value, end of period                                $  12.23       $ 11.85    $ 11.49    $  9.46         $  10.75

________________________________________________________________________________________________________________________________
================================================================================================================================
Total return(b)                                                   4.04%         6.21%     21.64%    (11.57)%           7.76%

________________________________________________________________________________________________________________________________
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $194,027       $27,729    $24,790    $15,727         $  5,168

________________________________________________________________________________________________________________________________
================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.88%(c)      2.12%      2.15%      2.13%            2.08%(d)

--------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.88%(c)      2.14%      2.22%      2.32%            3.54%(d)

================================================================================================================================
Ratio of net investment income (loss) to average net assets       0.85%(c)      0.08%     (0.19)%     0.50%            0.52%(d)

________________________________________________________________________________________________________________________________
================================================================================================================================
Portfolio turnover rate(e)                                          90%           64%        51%        42%               7%

________________________________________________________________________________________________________________________________
================================================================================================================================

(a) Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are based on average net assets of $105,462,323.
(d) Annualized.
(e) Not annualized for periods less than one year.

                                                                           CLASS R
                                                              ---------------------------------
                                                                                 APRIL 30, 2004
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.87              $11.61

-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.13                0.05

-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.40                0.60

===============================================================================================
    Total from investment operations                               0.53                0.65

===============================================================================================
Less distributions:
  Dividends from net investment income                            (0.16)              (0.06)

-----------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --               (0.33)

===============================================================================================
    Total distributions                                           (0.16)              (0.39)

===============================================================================================
Net asset value, end of period                                   $12.24              $11.87

_______________________________________________________________________________________________
===============================================================================================
Total return(a)                                                    4.47%               5.68%

_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $6,684              $   19

_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.38%(b)            1.62%(c)

-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.38%(b)            1.64%(c)

===============================================================================================
Ratio of net investment income to average net assets               1.35%(b)            0.58%(c)

_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate                                              90%                 64%

_______________________________________________________________________________________________
===============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are based on average daily net assets of $2,973,192.
(c) Annualized.

                                                                INVESTOR CLASS
                                                                --------------
                                                                JULY 15, 2005
                                                                 (DATE SALES
                                                                COMMENCED) TO
                                                                 DECEMBER 31,
                                                                     2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $  11.97
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                0.09
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)               0.30
==============================================================================
    Total from investment operations                                   0.39
==============================================================================
Less dividends from net investment income                             (0.11)
==============================================================================
Net asset value, end of period                                     $  12.25
______________________________________________________________________________
==============================================================================
Total return(a)                                                        3.28%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $344,015
==============================================================================
Ratio of expenses to average net assets                                1.10%(b)
==============================================================================
Ratio of net investment income to average net assets                   1.63%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate                                                  90%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $370,671,285.

                                                                      INSTITUTIONAL CLASS
                                                              -----------------------------------
                                                                                  APRIL 30, 2004
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              DECEMBER 31,         DECEMBER 31,
                                                                  2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $11.86               $11.61
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.22                 0.10
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           0.40                 0.61
=================================================================================================
    Total from investment operations                               0.62                 0.71
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.24)               (0.13)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                              --                (0.33)
=================================================================================================
    Total distributions                                           (0.24)               (0.46)
=================================================================================================
Net asset value, end of period                                   $12.24               $11.86
_________________________________________________________________________________________________
=================================================================================================
Total return(a)                                                    5.28%                6.15%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $   34               $   11
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.67%(b)             0.93%(c)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.67%(b)             0.95%(c)
=================================================================================================
Ratio of net investment income to average net assets               2.06%(b)             1.27%(c)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate                                              90%                  64%
_________________________________________________________________________________________________
=================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the return based upon that net asset value may differ from the net asset value and return for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average net assets of $20,776.
(c)  Annualized.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM

Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Basic Balanced Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Basic Balanced Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM BASIC BALANCED FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM BASIC BALANCED FUND

As of December 31, 2005

The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 51.47% is eligible for the dividends received deduction for corporations.
  For its tax year ended December 31, 2005 the Fund designated 60.24%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

REQUIRED STATE INCOME TAX INFORMATION
Of the ordinary dividends paid, 2.02% was derived from U.S. Treasury
Obligations.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS
For its tax year ended December 31, 2005, the Fund designates 46.26%, or the maximum amount allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.
The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005, and December 31, 2005 are 44.39%, 43.62%, 44.26%, and 44.77%, respectively.

     DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                       FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                      AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(1)            AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                        AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                         AIM Money Market Fund
AIM Dynamics Fund                            AIM International Core Equity Fund            AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(1)       Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                              Premier U.S. Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                                    SECTOR EQUITY                   TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund            AIM High Income Municipal Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund                               AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund                   AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                   Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund                    AIM Gold & Precious Metals Fund
AIM Small Cap Growth Fund(1)                 AIM Leisure Fund                                   AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund                AIM Multi-Sector Fund
AIM Summit Fund                              AIM Real Estate Fund(1)                       AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    AIM Technology Fund                           AIM Growth Allocation Fund(2)
AIM Trimark Small Companies Fund             AIM Utilities Fund                            AIM Moderate Allocation Fund
AIM Weingarten Fund                                                                        AIM Moderate Growth Allocation Fund
                                                                                           AIM Moderately Conservative Allocation
* Domestic equity and income fund                                                          Fund

                                                                                                DIVERSIFIED PORTFOLIOS

                                                                                           AIM Income Allocation Fund
                                                                                           AIM International Allocation Fund

                                             =======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
                                             AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
                                             AND READ IT CAREFULLY BEFORE INVESTING.
                                             =======================================================================================

(1) This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

(2)Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after April 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $128 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $386 billion in assets under management. Data as of December 31, 2005.

AIMinvestments.com                  BBA-AR-1            A I M Distributors, Inc.

                        YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                  [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                  --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                 AIM EUROPEAN SMALL COMPANY FUND
                               Annual Report to Shareholders o December 31, 2005


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM EUROPEAN SMALL COMPANY FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.


o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          U.S. stock market performance.                and the returns based on those net asset
                                                                                           values may differ from the net asset
o Class B shares are not available as an     o The unmanaged MSCI WORLD INDEX is a         values and returns reported in the
investment for retirement plans              group of global securities tracked by         Financial Highlights.
maintained pursuant to Section 401 of the    Morgan Stanley Capital International.
Internal Revenue Code, including 401(k)                                                    o Industry classifications used in this
plans, money purchase pension plans and      o The unmanaged MSCI Europe, Australasia      report are generally according to the
profit sharing plans. Plans that had         and the Far East Index (the MSCI              Global Industry Classification Standard,
existing accounts invested in Class B        EAFE--Registered Trademark-- INDEX) is a      which was developed by and is the
shares prior to September 30, 2003, will     group of foreign securities tracked by        exclusive property and a service mark of
continue to be allowed to make additional    Morgan Stanley Capital International.         Morgan Stanley Capital International Inc.
purchases.                                                                                 and Standard & Poor's.
                                             o The unmanaged LIPPER EUROPEAN FUND
PRINCIPAL RISKS OF INVESTING IN THE FUND     INDEX represents an average of the            The Fund provides a complete list of its
                                             performance of the 30 largest European        holdings four times in each fiscal
o International investing presents           equity funds tracked by Lipper, Inc., an      year, at the quarter-ends. For the second
certain risks not associated with            independent mutual fund performance           and fourth quarters, the lists appear in
investing solely in the United States.       monitor.                                      the Fund's semiannual and annual reports
These include risks relating to                                                            to shareholders. For the first and third
fluctuations in the value of the U.S.        o The unmanaged MSCI EUROPE SMALL CAP         quarters, the Fund files the lists with
dollar relative to the values of other       INDEX is a group of European small-cap        the Securities and Exchange Commission
currencies, the custody arrangements made    securities tracked by Lipper, Inc., an        (SEC) on Form N-Q. The most recent list
for the Fund's foreign holdings,             independent mutual fund performance           of portfolio holdings is available at
differences in accounting, political         monitor.                                      AIMinvestments.com. From our home page,
risks and the lesser degree of public                                                      click on Products & Performance, then
information required to be provided by       o The Fund is not managed to track the        Mutual Funds, then Fund Overview. Select
non-U.S. companies.                          performance of any particular index,          your Fund from the drop-down menu and
                                             including the indexes defined here, and       click on Complete Quarterly Holdings.
o Investing in emerging markets              consequently, the performance of the Fund     Shareholders can also look up the Fund's
involves greater risk and potential          may deviate significantly from the            Forms N-Q on the SEC's Web site at
reward than investing in more                performance of the indexes.                   sec.gov. Copies of the Fund's Forms N-Q
established markets.                                                                       may be reviewed and copied at the SEC's
                                             o A direct investment cannot be made in       Public Reference Room at 450 Fifth
o Investing in a single-sector or            an index. Unless otherwise indicated,         Street, N.W., Washington, D.C.
single-region mutual fund involves           index results include reinvested              20549-0102. You can obtain information on
greater risk and potential reward than       dividends, and they do not reflect sales      the operation of the Public Reference
investing in a more diversified fund.        charges. Performance of an index of funds     Room, including information about
                                             reflects fund expenses; performance of a      duplicating fee charges, by calling
o Investing in smaller companies involves    market index does not.                        202-942-8090 or 800-732-0330, or by
greater risk than investing in more                                                        electronic request at the following
established companies, such as business      OTHER INFORMATION                             e-mail address: publicinfo@sec.gov.
risk, significant stock price                                                              The SEC file numbers for the Fund are
fluctuations and illiquidity.                o The Conference Board is a                   811-01540 and 33-19338.
                                             not-for-profit organization that conducts
o The Fund may invest up to 35% of its       research and publishes information and        A description of the policies and
total assets in securities of companies      analysis to help businesses strengthen        procedures that the Fund uses to
located in developing countries and up       their performance.                            determine how to vote proxies relating to
to 20% of its total assets in                                                              portfolio securities is available without
non-European companies.                      o The returns shown in management's           charge, upon request, from our Client
                                             discussion of Fund performance are based      Services department at 800-959-4246 or on
o The Fund is nondiversified, which          on net asset values calculated for            the AIM Web site, AIMinvestments.com. On
increases risks as well as potential         shareholder transactions. Generally           the home page, scroll down and click on
rewards.                                     accepted accounting principles require        AIM Funds Proxy Policy. The information
                                             adjustments to be made to the net assets      is also available on the SEC's Web
ABOUT INDEXES USED IN THIS REPORT            of the Fund at period end for financial       site, sec.gov.
                                             reporting purposes, and as such, the net
o The unmanaged Standard & Poor's            asset values for shareholder transactions     Information regarding how the Fund voted
Composite Index of 500 Stocks (the S&P                                                     proxies related to its portfolio
500--Registered Trademark-- INDEX) is an                                                   securities during the 12 months ended
index of common stocks frequently used as                                                  June 30, 2005, is available at our Web
a general measure of                                                                       site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC's Web site, sec.gov.
================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                  =========================================
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES              FUND NASDAQ SYMBOLS
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
================================================================================           Class A Shares                    ESMAX
                                                                                           Class B Shares                    ESMBX
                                                                                           Class C Shares                    ESMCX
                                                                                           =========================================


=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM EUROPEAN SMALL COMPANY FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

    [GRAHAM         Although many concerns weighed on investors' minds during
     PHOTO]         the year covered by this report, stocks posted gains for the period. Domestically, the broad-based S&P 500 Index returned
                    4.91%. Internationally, Morgan Stanley's MSCI World Index rose 9.49%. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market restraint.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets. Domestically, energy sector performance far outpaced all other sectors in the S&P 500 Index, reflecting rising oil
  ROBERT H. GRAHAM  and gas prices. Overseas, emerging markets produced more attractive results than developed markets, partially because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the year ended December 31, 2005. Of course, your
    [WILLIAMSON     financial advisor is the person most qualified to help you
      PHOTO]        decide whether such diversification is appropriate for you.

                       A number of key developments affected markets and the
                    economy in 2005:

                       o Hurricane Katrina, which devastated New Orleans in
                         August, had numerous economic repercussions and dealt a short-term MARK H. WILLIAMSON setback to consumer confidence. However, consumer confidence rebounded toward the end of the year, with the Conference Board crediting the resiliency of the economy, falling gas prices and job growth for this trend.

                       o The nation's gross domestic product (GDP), the
                         broadest measure of economic activity, increased at a healthy rate throughout much of the year. The Bureau of Economic Analysis of the U.S. Department of Commerce reported that the nation's GDP grew at annualized rates of 3.8%, 3.3% and 4.1% for the first, second and third quarters of the year, respectively.

                       o For the second straight year, the economy created 2
                         million new jobs, although job growth was uneven and sometimes did not meet analysts' expectations on a monthly basis.

                       o The Federal Reserve Board (the Fed) continued its
                         tightening policy, raising the key federal funds target rate to 4.25% by the end of the year. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                       o Gasoline prices, which soared to a nationwide average
                         of slightly more than $3.08 per gallon on September 5 following Hurricane Katrina, had dropped by more than 80 cents by mid-December, according to the U.S. Energy Information Administration.

                       For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the year, please turn to Page 3.

                    YOUR FUND

                    Further information about the markets, your Fund, and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.


                    Sincerely,

                   /S/ ROBERT H. GRAHAM                   /S/ MARK H. WILLIAMSON

                   Robert H. Graham                       Mark H. Williamson
                   President & Vice Chair,                President,
                   AIM Funds                              A I M Advisors, Inc.

                   February 9, 2006

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM EUROPEAN SMALL COMPANY FUND


                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder
                    interests are at the forefront of every decision your board
   [CROCKETT        makes. While regulators and fund companies debate the value
    PHOTO]          of an independent board chair, this structure is working for you. An independent chair can help lead to unbiased
 BRUCE L. CROCKETT  decisions and eliminate potential conflicts.

                       Some highlights of 2005 board activity:

                       o Board approval of voluntary fee reductions, which are
                         saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

                       o Board approval for the merger of 14 funds into other
                         AIM funds with similar investment objectives. Eight of these mergers were approved by shareholders of the target funds during 2005. The remaining six are being voted on by shareholders in early 2006. In each case, the goal is for the resulting merged fund to benefit from strengthened management and greater efficiency.

                       o Board approval for portfolio management changes at 11
                         funds, consistent with the goal of organizing management teams around common processes and shared investment views. Again, we hope that these changes will improve fund performance and efficiency.

                       In 2006, your board will continue to focus on reducing
                    costs and shareholder fees and improving portfolio performance, which is not yet as strong as we expect to see it. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                       The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who is retiring this year.

                       Your board welcomes your views. Please mail them to me at
                    AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    February 9, 2006

AIM EUROPEAN SMALL COMPANY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                investing. We consider selling a security
                                                                                           for several reasons, including:
=========================================================================================
PERFORMANCE SUMMARY                                                                        o a company's fundamentals deteriorate or
                                             ============================================  it posts disappointing earnings
Despite higher oil prices, most world        FUND VS. INDEXES
equity markets posted positive returns                                                     o a stock appears to be overvalued
for the year. European markets rallied       TOTAL RETURNS,12/31/04--12/31/05, EXCLUDING
amid a low interest rate environment in      APPLICABLE SALES CHARGES. IF SALES CHARGE     o  a more attractive opportunity is
the euro zone and increased corporate        WERE INCLUDED, RETURNS WOULD BE LOWER.           identified
profits buoyed by restructuring and cost
cutting measures.                                                                          MARKET CONDITIONS AND YOUR FUND
                                             Class A Shares                     36.48%
   As indicated in the table, the Fund                                                     For the fourth consecutive year,
outperformed all comparative indexes for     Class B Shares                     35.51      international equities outpaced other
the fiscal year. We attribute this success                                                 world markets. Despite a currency
to the outperformance of European            Class C Shares                     35.49      headwind from a strengthening U.S.
small-cap stocks, strong stock selection                                                   dollar, international stocks outperformed
and our ability to identify attractive       MSCI EAFE Index                               U.S. equities by more than a two-to-one
stocks that are often not followed by        (Broad Market Index)               13.54      margin when calculated in U.S. dollars.
many analysts. Long term performance can                                                   In local currency terms, the differential
be found on Pages 6 and 7.                   MSCI Europe Small Cap Index                   was even greater.
                                             (Style-specific Index)             18.93
                                                                                              European equities continued to
                                             Lipper European Fund Index                    underscore the importance of
                                             (Peer Group Index)                 13.89      international diversification by once
                                                                                           again significantly outperforming U.S.
                                             SOURCE: LIPPER,INC.                           equities. During the year, European
                                                                                           small-cap stocks outperformed their
                                             ============================================  large-cap counterparts. Norway, an oil exporting country, was one of the best
=========================================================================================  performing European markets driven by higher energy prices. Despite an
HOW WE INVEST                                   We use a systematic, stock-by stock        indecisive election result, German
                                             approach, focusing on strengths of            markets posted positive returns as German
We believe that earnings drive stock         individual companies, rather than sector      companies have become more aggressive in
prices and that companies generating         or country macroeconomic trends. Our goal     their restructuring efforts and
substantial, repeatable, above average       is a well-diversified, reasonably priced,     negotiations with labor unions.
earnings growth should provide long-term     quality portfolio.
growth of capital.                                                                            During the year, Fund performance was
                                                We adhere to our investment process        broadly based with investments in all
   Therefore, when selecting stocks for      regardless of the macroeconomic               countries producing positive returns.
your Fund we look for European small-cap     environment. We seek to minimize              While holdings in the U.K., the
companies with the following attributes:     stock-specific risk by building a             Netherlands and Germany contributed
                                             portfolio that holds a variety of             significantly to performance, Norway
o accelerating earnings and revenues         companies.                                    proved the top country contributor for
                                                                                           the Fund.
o strong cash flow generation                   We do not typically hedge currencies
                                             because we believe currency exposure                                     (continued)
o high return on invested capital            increases the diversification benefit of
                                             international
o reasonable prices with low valuations



=========================================   ===========================================  ===========================================

TOP 5 COUNTRIES*                             PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*

1. Norway                   16.4%            By sector
2. Netherlands              15.3                                                           1.  Det Norske Oljeselskap A.S.A.
3. United Kingdom            15.0                           [PIE CHART]                        (Norway)                         3.3%
4. Greece                     8.4            Industrials                          37.5%    2.  EVS Broadcast Equipment S.A.
5. France                     8.1            Consumer Discretionary               22.5%        (Belgium)                         2.8
                                             Energy                               10.3%    3.  Koninklijke BAM Groep N.V.
TOTAL NET ASSETS  $397.9 MILLION             Information Technology                9.9%        (Netherlands)                     2.6
                                             Financials                            7.5%    4.  Bijou Brigitte Modische
TOTAL NUMBER OF HOLDINGS*     97             Materials                             3.5%        Accessories A.G. (Germany)        2.4
                                             Consumer Staples                      2.1%    5.  Hexagon A.B.-Class B
The Fund's holdings are subject to           Health Care                           1.8%        (Sweden)                          2.0
change, and there is no assurance that       Money Market Funds Plus Other                 6.  Homeserve PLC (United Kingdom)    1.9
the Fund will continue to hold any           Assets Less Liabilities               4.9%    7.  Prosafe A.S.A. (Norway)           1.8
particular security.                                                                       8.  Veidekke A.S.A. (Norway)          1.8
                                                                                           9.  Fourlis Group S.A. (Greece)       1.8
* Excluding money market fund holdings.                                                   10.  Amazys Holding A.G. (Switzerland) 1.7

=========================================   ===========================================  ===========================================

AIM EUROPEAN SMALL COMPANY FUND


   DET NORSKE OLJESELSKAP (DNO), an          The company purchased fewer debt                        JASON T. HOLZER,
international petroleum company based in     portfolios throughout the year and            [HOLZER   Chartered Financial
Norway, was our top contributor during       therefore experienced slower growth. We        PHOTO]   Analyst, senior portfolio
the year. The company is involved in         reduced our position during the year but                manager, is lead manager
several production and exploration assets    still hold a small position. Near the end    of AIM European Small Company Fund
in Norway, Yemen, Equatorial Guinea and      of the fiscal year, the stock rallied as     with respect to the Fund's small and
Mozambique. Late in 2005, the company        the company re-accelerated purchases of      mid-cap investments. Mr. Holzer joined
drilled its first well in Kurdish Iraq       debt portfolios.                             AIM in 1996. He received a B.A. in
and found oil. Because of its small size,                                                 quantitative economics and an M.S. in
the company had little analyst coverage.     Foreign exchange was another                 engineering-economic systems from
This provided us the opportunity to dig      detractor. Both the euro and British         Stanford University.
deeper developing a view of the company      pound depreciated against the U.S. dollar
that was not yet appreciated by the          during the year--good news for European                 BORGE ENDRESEN,
market. Our research indicated that the      exporters but a detriment to U.S.-based      [ENDRESEN  Chartered Financial
company, with a history of rapid             investors whose stock returns were             PHOTO]   Analyst, portfolio
production growth and healthy exploration    reduced when converted back into U.S.                   manager, is manager of AIM
prospects, was decidedly undervalued.        dollars. As we did not hedge                 European Small Company Fund. He joined
Since we purchased the stock, it has         currencies--we buy stocks in their local     AIM in 1999 and graduated summa cum
appreciated significantly.                   currency and then convert that value back    laude from the University of Oregon
                                             into dollars for the Fund--foreign           with a B.S. in finance. He also earned
   Although energy holdings produced good    currency depreciation proved a drag on       an M.B.A. from The University of Texas
results for our Fund, industrials proved     Fund performance.                            at Austin.
the top contributing sector during the
year. We believe there are good              IN CLOSING                                   Assisted by Europe/Canada Team
opportunities in this sector as many
European companies are emerging from a       European markets once again outperformed
multi-year period of cost-cutting, have      U.S. markets. In our opinion, reasonable
strong balance sheets and pent-up demand     stock valuations, low interest rates in
for capital investments.                     the euro zone, structured reform efforts
                                             throughout Europe and increased private
   Consumer discretionary continues to be    equity takeovers continued to support
one of our largest sector weights as         European markets and make Europe a
stocks in this group often have              compelling investment arena. We are
attractive valuations, good growth           pleased to provide shareholders with
prospects and high cash flow--exactly the    positive Fund returns for the year and
type of attributes we look for when          thank you for your continued support in
selecting stocks. A good example of this     AIM European Small Company Fund.
is long-time Fund holding, BIJOU
BRIGITTE, a German costume jewelry           THE VIEWS AND OPINIONS EXPRESSED IN
retailer. The company has strong             MANAGEMENT'S DISCUSSION OF FUND
earnings growth and continues to open new    PERFORMANCE ARE THOSE OF A I M ADVISORS,
stores around Western Europe.                INC. THESE VIEWS AND OPINIONS ARE SUBJECT
                                             TO CHANGE AT ANY TIME BASED ON FACTORS
   We are pleased to report that the Fund    SUCH AS MARKET AND ECONOMIC CONDITIONS.
outperformed our style-specific benchmark    THESE VIEWS AND OPINIONS MAY NOT BE
in nearly all sectors during the year.       RELIED UPON AS INVESTMENT ADVICE OR
However, in the materials sector, despite    RECOMMENDATIONS, OR AS AN OFFER FOR A
a positive return, the Fund                  PARTICULAR SECURITY. THE INFORMATION IS
underperformed its style-specific            NOT A COMPLETE ANALYSIS OF EVERY ASPECT
benchmark in the materials sector. We        OF ANY MARKET, COUNTRY, INDUSTRY,
continue to underweight materials as we      SECURITY OR THE FUND. STATEMENTS OF FACT
believe few companies in this sector have    ARE FROM SOURCES CONSIDERED RELIABLE, BUT
historically earned their cost of capital    A I M ADVISORS, INC. MAKES NO
and therefore don't fit our investment       REPRESENTATION OR WARRANTY AS TO THEIR
strategy. Given the rise in commodity        COMPLETENESS OR ACCURACY. ALTHOUGH
prices, however, many previously             HISTORICAL PERFORMANCE IS NO GUARANTEE OF
unprofitable companies have performed        FUTURE RESULTS, THESE INSIGHTS MAY HELP
well during the fiscal year.                 YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
                                             PHILOSOPHY.
   Given strong performance during the                                                             [RIGHT ARROW GRAPHIC]
fiscal year, we have few holdings that       See important Fund and index
detracted from performance. AKTIV            disclosures inside front cover.              FOR A PRESENTATION OF YOUR FUND'S
KAPITAL, a Norwegian collection company,                                                  LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
proved a drag on performance.                                                             AND 7.

AIM EUROPEAN SMALL COMPANY FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested, to     THE HYPOTHETICAL ACCOUNT VALUES AND
                                             estimate the expenses that you paid over      EXPENSES MAY NOT BE USED TO ESTIMATE THE
As a shareholder of the Fund, you incur      the period. Simply divide your account        ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600       YOU PAID FOR THE PERIOD. YOU MAY USE THIS
costs, which may include sales charges       account value divided by $1,000 = 8.6),       INFORMATION TO COMPARE THE ONGOING COSTS
(loads) on purchase payments; contingent     then multiply the result by the number in     OF INVESTING IN THE FUND AND OTHER FUNDS.
deferred sales charges on redemptions;       the table under the heading entitled          TO DO SO, COMPARE THIS 5% HYPOTHETICAL
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to       EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES
ongoing costs, including management fees;    estimate the expenses you paid on your        THAT APPEAR IN THE SHAREHOLDER REPORTS OF
distribution and/or service fees (12b-1);    account during this period.                   THE OTHER FUNDS.
and other Fund expenses. This example is
intended to help you understand your         HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES     Please note that the expenses shown in
ongoing costs (in dollars) of investing                                                    the table are meant to highlight your
in the Fund and to compare these costs       The table below also provides information     ongoing costs only and do not reflect any
with ongoing costs of investing in other     about hypothetical account values and         transactional costs, such as sales
mutual funds. The example is based on an     hypothetical expenses based on the Fund's     charges (loads) on purchase payments,
investment of $1,000 invested at the         actual expense ratio and an assumed rate      contingent deferred sales charges on
beginning of the period and held for the     of return of 5% per year before expenses,     redemptions, and redemption fees, if any.
entire period July 1, 2005, through          which is not the Fund's actual return.        Therefore, the hypothetical information
December 31, 2005.                           The Fund's actual cumulative total            is useful in comparing ongoing costs
                                             returns at net asset value after expenses     only, and will not help you determine the
ACTUAL EXPENSES                              for the six months ended December 31,         relative total costs of owning different
                                             2005, appear in the table "Cumulative         funds. In addition, if these
The table below provides information         Total Returns" on Page 7.                     transactional costs were included, your
about actual account values and actual                                                     costs would have been higher.
expenses. You may use the information in
this table,

====================================================================================================================================

                                            ACTUAL                                   HYPOTHETICAL
                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING          ENDING           EXPENSES           ENDING           EXPENSES           ANNUALIZED
SHARE          ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING       ACCOUNT VALUE      PAID DURING          EXPENSE
CLASS            (7/1/05)        (12/31/05)(1)       PERIOD(2)         (12/31/05)        PERIOD(2)            RATIO
A              $    1,000.00     $    1,199.70     $        9.04     $    1,016.99     $        8.29           1.63%
B                   1,000.00          1,195.20             13.17          1,013.21             12.08           2.38
C                   1,000.00          1,195.70             13.17          1,013.21             12.08           2.38



(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.
====================================================================================================================================



                                             [ARROW
                                             BUTTON   For More Information Visit
                                             IMAGE]     AIMinvestments.com

AIM EUROPEAN SMALL COMPANY FUND


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
Fund and index data from 8/31/00

====================================================================================================================================
                                                      [MOUNTAIN CHART]

    DATE               AIM EUROPEAN         AIM EUROPEAN            AIM EUROPEAN  MSCI EAFE            MSCI EUROPE   LIPPER EUROPEAN
                      SMALL COMPANY         SMALL COMPANY          SMALL COMPANY   INDEX               SMALL CAP       FUND INDEX
                          FUND-                 FUND-                  FUND-                            INDEX
                      CLASS A SHARES        CLASS B SHARES         CLASS C SHARES
   8/31/00                 $9450                $10000                $10000       $10000                $10000           $10000
      9/00                  9223                  9760                  9760         9513                  9718             9484
     10/00                  8722                  9230                  9220         9288                  9233             9196
     11/00                  8118                  8580                  8570         8940                  9020             8704
     12/00                  8710                  9212                  9202         9258                  9529             9357
      1/01                  8890                  9392                  9392         9253                 10031             9328
      2/01                  8149                  8600                  8600         8559                  9635             8542
      3/01                  7048                  7435                  7435         7989                  8738             7792
      4/01                  7332                  7726                  7726         8544                  9228             8308
      5/01                  7209                  7595                  7595         8242                  9154             7988
      6/01                  6877                  7244                  7244         7905                  8704             7662
      7/01                  6753                  7104                  7104         7761                  8551             7585
      8/01                  6839                  7194                  7194         7565                  8612             7390
      9/01                  5851                  6141                  6141         6799                  7153             6561
     10/01                  6336                  6652                  6652         6973                  7597             6791
     11/01                  6611                  6933                  6933         7230                  8210             7085
     12/01                  6830                  7174                  7164         7273                  8342             7236
      1/02                  6820                  7154                  7154         6886                  8188             6918
      2/02                  7001                  7334                  7324         6935                  8214             6923
      3/02                  7323                  7675                  7666         7343                  8739             7270
      4/02                  7675                  8036                  8037         7358                  8973             7250
      5/02                  7855                  8217                  8217         7451                  9007             7254
      6/02                  7903                  8267                  8268         7155                  8676             7060
      7/02                  7257                  7585                  7576         6448                  7733             6323
      8/02                  7276                  7605                  7595         6434                  7605             6280
      9/02                  6573                  6863                  6852         5743                  6764             5502
     10/02                  6782                  7073                  7073         6051                  7033             5924
     11/02                  7019                  7325                  7314         6326                  7335             6204
     12/02                  7000                  7295                  7294         6113                  7145             5975
      1/03                  6820                  7104                  7104         5858                  6914             5714
      2/03                  6687                  6964                  6963         5724                  6635             5496
      3/03                  6858                  7134                  7133         5611                  6592             5429
      4/03                  7466                  7766                  7765         6161                  7484             6111
      5/03                  8206                  8529                  8518         6535                  8280             6561
      6/03                  8349                  8679                  8669         6693                  8438             6614
      7/03                  8738                  9070                  9060         6855                  8799             6740
      8/03                  8947                  9281                  9281         7020                  9101             6791
      9/03                  9659                 10023                 10013         7236                  9510             6943
     10/03                 10380                 10766                 10755         7687                 10287             7382
     11/03                 10808                 11198                 11196         7858                 10671             7707
     12/03                 11477                 11880                 11878         8472                 11231             8254
      1/04                 12286                 12712                 12710         8592                 11916             8495
      2/04                 12858                 13295                 13292         8790                 12449             8759
      3/04                 12544                 12964                 12961         8840                 12101             8477
      4/04                 12411                 12824                 12822         8640                 11794             8342
      5/04                 12582                 12984                 12982         8658                 11760             8428
      6/04                 13030                 13446                 13434         8859                 12144             8591
      7/04                 12639                 13035                 13032         8571                 11616             8290
      8/04                 12858                 13255                 13252         8609                 11578             8313
      9/04                 13506                 13907                 13904         8834                 12120             8678
     10/04                 14211                 14629                 14626         9136                 12607             8985
     11/04                 15535                 15984                 15980         9760                 13873             9630
     12/04                 16489                 16949                 16955        10188                 14574            10077
      1/05                 17025                 17493                 17499        10001                 14786             9962
      2/05                 18447                 18940                 18946        10433                 15590            10527
      3/05                 18174                 18652                 18649        10171                 15211            10222
      4/05                 17834                 18294                 18291         9932                 14626             9959
      5/05                 17814                 18263                 18260         9937                 14658             9953
      6/05                 18758                 19218                 19215        10068                 15018            10175
      7/05                 20062                 20542                 20548        10377                 15859            10672
      8/05                 21144                 21639                 21635        10639                 16386            11019
      9/05                 21738                 22223                 22230        11113                 16778            11259
     10/05                 20405                 20858                 20856        10789                 15789            10780
     11/05                 20893                 21340                 21338        11052                 16143            10997
     12/05                $22508                $22867                $22977       $11567                $16994           $11477
====================================================================================================================================


                                                             SOURCE: LIPPER,INC.

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable         effective than other types of charts in
sales charges, Fund expenses and             illustrating changes in value during the
management fees. Results for Class B         early years shown in the chart. The
shares are calculated as if a                vertical axis, the one that indicates the
hypothetical shareholder had liquidated      dollar value of an investment, is
his entire investment in the Fund at the     constructed with each segment
close of the reporting period and paid       representing a percent change in the
the applicable contingent deferred sales     value of the investment. In this chart,
charges. Index results include reinvested    each segment represents a doubling, or
dividends, but they do not reflect sales     100% change, in the value of the
charges. Performance of an index of funds    investment. In other words, the space
reflects fund expenses and management        between $5,000 and $10,000 is the same
fees; performance of a market index does     size as the space between $10,000 and
not. Performance shown in the chart and      $20,000 and is the same as that between
table(s) does not reflect deduction of       $20,000 and $40,000.
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

AIM EUROPEAN SMALL COMPANY FUND

=========================================    ============================================
AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 12/31/05, including applicable         6 months ended 12/31/05, excluding
sales charges                                applicable sales charges

CLASS A SHARES                               Class A Shares                         19.97%
Inception (8/31/00)              16.43%      Class B Shares                         19.52
  5 Years                        19.56       Class C Shares                         19.57
  1 Year                         28.94
                                             ============================================
CLASS B SHARES
Inception (8/31/00)              16.77%
  5 Years                        19.86
  1 Year                         30.51

CLASS C SHARES
Inception (8/31/00)              16.88%
  5 Years                        20.09
  1 Year                         34.49
=========================================




THE PERFORMANCE DATA QUOTED REPRESENT           CLASS A SHARE PERFORMANCE REFLECTS THE        A REDEMPTION FEE OF 2% WILL BE IMPOSED
PAST PERFORMANCE AND CANNOT GUARANTEE        MAXIMUM 5.50% SALES CHARGE, AND CLASS B       ON CERTAIN REDEMPTIONS OR EXCHANGES OUT
COMPARABLE FUTURE RESULTS; CURRENT           AND CLASS C SHARE PERFORMANCE REFLECTS        OF THE FUND WITHIN 30 DAYS OF PURCHASE.
PERFORMANCE MAY BE LOWER OR HIGHER.          THE APPLICABLE CONTINGENT DEFERRED SALES      EXCEPTIONS TO THE REDEMPTION FEE ARE
PLEASE VISIT AIMinvestments.com FOR THE      CHARGE (CDSC) FOR THE PERIOD INVOLVED.        LISTED IN THE FUND'S PROSPECTUS.
MOST RECENT MONTH-END PERFORMANCE.           THE CDSC ON CLASS B SHARES DECLINES FROM
PERFORMANCE FIGURES REFLECT REINVESTED       5% BEGINNING AT THE TIME OF PURCHASE TO          HAD THE ADVISOR NOT WAIVED FEES AND/OR
DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    0% AT THE BEGINNING OF THE SEVENTH YEAR.      REIMBURSED EXPENSES IN THE PAST,
AND THE EFFECT OF THE MAXIMUM SALES          THE CDSC ON CLASS C SHARES IS 1% FOR THE      PERFORMANCE WOULD HAVE BEEN LOWER.
CHARGE UNLESS OTHERWISE STATED.              FIRST YEAR AFTER PURCHASE.
INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE SO THAT YOU MAY HAVE A           THE PERFORMANCE OF THE FUND'S SHARE
GAIN OR LOSS WHEN YOU SELL SHARES.           CLASSES WILL DIFFER DUE TO DIFFERENT
                                             SALES CHARGE STRUCTURES AND CLASS
                                             EXPENSES.

AIM EUROPEAN SMALL COMPANY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Funds Group     o The quality of services to be provided      o Fees relative to those of comparable
(the "Board") oversees the management of     by AIM. The Board reviewed the                funds with other advisors. The Board
AIM European Small Company (the "Fund")      credentials and experience of the             reviewed the advisory fee rate for the
and, as required by law, determines          officers and employees of AIM who will        Fund under the Advisory Agreement. The
annually whether to approve the              provide investment advisory services to       Board compared effective contractual
continuance of the Fund's advisory           the Fund. In reviewing the qualifications     advisory fee rates at a common asset
agreement with A I M Advisors, Inc.          of AIM to provide investment advisory         level and noted that the Fund's rate was
("AIM"). Based upon the recommendation of    services, the Board reviewed the              comparable to the median rate of the
the Investments Committee of the Board,      qualifications of AIM's investment            funds advised by other advisors with
which is comprised solely of independent     personnel and considered such issues as       investment strategies comparable to those
trustees, at a meeting held on June 30,      AIM's portfolio and product review            of the Fund that the Board reviewed. The
2005, the Board, including all of the        process, various back office support          Board noted that AIM has agreed to waive
independent trustees, approved the           functions provided by AIM and AIM's           advisory fees of the Fund and to limit
continuance of the advisory agreement        equity and fixed income trading               the Fund's total operating expenses, as
(the "Advisory Agreement") between the       operations. Based on the review of these      discussed below. Based on this review,
Fund and AIM for another year, effective     and other factors, the Board concluded        the Board concluded that the advisory fee
July 1, 2005.                                that the quality of services to be            rate for the Fund under the Advisory
                                             provided by AIM was appropriate and that      Agreement was fair and reasonable.
   The Board considered the factors          AIM currently is providing satisfactory
discussed below in evaluating the            services in accordance with the terms of      o Expense limitations and fee waivers.
fairness and reasonableness of the           the Advisory Agreement.                       The Board noted that AIM has
Advisory Agreement at the meeting on June                                                  contractually agreed to waive advisory
30, 2005 and as part of the Board's          o The performance of the Fund relative to     fees of the Fund through June 30, 2006 to
ongoing oversight of the Fund. In their      comparable funds. The Board reviewed the      the extent necessary so that the advisory
deliberations, the Board and the             performance of the Fund during the past       fees payable by the Fund do not exceed a
independent trustees did not identify any    one and three calendar years against the      specified maximum advisory fee rate,
particular factor that was controlling,      performance of funds advised by other         which maximum rate includes breakpoints
and each trustee attributed different        advisors with investment strategies           and is based on net asset levels. The
weights to the various factors.              comparable to those of the Fund. The          Board considered the contractual nature
                                             Board noted that the Fund's performance       of this fee waiver and noted that it
   One of the responsibilities of the        in such periods was above the median          remains in effect until June 30, 2006.
Senior Officer of the Fund, who is           performance of such comparable funds.         The Board noted that AIM has
independent of AIM and AIM's affiliates,     Based on this review, the Board concluded     contractually agreed to waive fees and/or
is to manage the process by which the        that no changes should be made to the         limit expenses of the Fund through
Fund's proposed management fees are          Fund and that it was not necessary to         December 31, 2005 in an amount necessary
negotiated to ensure that they are           change the Fund's portfolio management        to limit total annual operating expenses
negotiated in a manner which is at arm's     team at this time.                            to a specified percentage of average
length and reasonable. To that end, the                                                    daily net assets for each class of the
Senior Officer must either supervise a       o The performance of the Fund relative to     Fund. The Board considered the
competitive bidding process or prepare an    indices. The Board reviewed the               contractual nature of this fee
independent written evaluation. The          performance of the Fund during the past       waiver/expense limitation and noted that
Senior Officer has recommended an            one and three calendar years against the      it remains in effect until December 31,
independent written evaluation in lieu of    performance of the Lipper European Fund       2005. The Board considered the effect
a competitive bidding process and, upon      Index. The Board noted that the Fund's        these fee waivers/expense limitations
the direction of the Board, has prepared     performance in such periods was above the     would have on the Fund's estimated
such an independent written evaluation.      performance of such Index. Based on this      expenses and concluded that the levels of
Such written evaluation also considered      review, the Board concluded that no           fee waivers/expense limitations for the
certain of the factors discussed below.      changes should be made to the Fund and        Fund were fair and reasonable.
In addition, as discussed below, the         that it was not necessary to change the
Senior Officer made certain                  Fund's portfolio management team at this      o Breakpoints and economies of scale. The
recommendations to the Board in              time.                                         Board reviewed the structure of the
connection with such written evaluation.                                                   Fund's advisory fee under the Advisory
                                             o Meeting with the Fund's portfolio           Agreement, noting that it does not
   The discussion below serves as a          managers and investment personnel. With       include any breakpoints. The Board
summary of the Senior Officer's              respect to the Fund, the Board is meeting     considered whether it would be
independent written evaluation and           periodically with such Fund's portfolio       appropriate to add advisory fee
recommendations to the Board in              managers and/or other investment              breakpoints for the Fund or whether, due
connection therewith, as well as a           personnel and believes that such              to the nature of the Fund and the
discussion of the material factors and       individuals are competent and able to         advisory fee structures of comparable
the conclusions with respect thereto that    continue to carry out their                   funds, it was reasonable to structure the
formed the basis for the Board's approval    responsibilities under the Advisory           advisory fee without breakpoints. Based
of the Advisory Agreement. After             Agreement.                                    on this review, the Board concluded that
consideration of all of the factors below                                                  it was not necessary to add advisory fee
and based on its informed business           o Overall performance of AIM. The Board       breakpoints to the Fund's advisory fee
judgment, the Board determined that the      considered the overall performance of AIM     schedule. The Board reviewed the level of
Advisory Agreement is in the best            in providing investment advisory and          the Fund's advisory fees, and noted that
interests of the Fund and its                portfolio administrative services to the      such fees, as a percentage of the Fund's
shareholders and that the compensation to    Fund and concluded that such performance      net assets, would remain constant under
AIM under the Advisory Agreement is fair     was satisfactory.                             the Advisory Agreement because the
and reasonable and would have been                                                         Advisory Agreement does not include any
obtained through arm's length                o Fees relative to those of clients of        breakpoints. The Board noted that AIM has
negotiations.                                AIM with comparable investment                contractually agreed to waive advisory
                                             strategies. The Board noted that AIM does     fees of the Fund through June 30, 2006 to
o The nature and extent of the advisory      not serve as an advisor to other mutual       the extent necessary so that the advisory
services to be provided by AIM. The Board    funds or other clients with investment        fees payable by the Fund do not exceed a
reviewed the services to be provided by      strategies comparable to those of the         specified maximum advisory fee rate,
AIM under the Advisory Agreement. Based      Fund.                                         which maximum rate includes breakpoints
on such review, the Board concluded that                                                   and is based on net asset levels. The
the range of services to be provided by                                                    Board concluded that the Fund's fee
AIM under the Advisory Agreement was                                                       levels under the Advisory Agreement
appropriate and that AIM currently is                                                      therefore would not reflect economies of
providing services in accordance with the                                                  scale, although the advisory fee waiver
terms of the Advisory Agreement.                                                           reflects economies of scale.

                                                                                                                         (continued)



AIM EUROPEAN SMALL COMPANY FUND

o Investments in affiliated money market     o Benefits of soft dollars to AIM. The
funds. The Board also took into account      Board considered the benefits realized by
the fact that uninvested cash and cash       AIM as a result of brokerage transactions
collateral from securities lending           executed through "soft dollar"
arrangements (collectively, "cash            arrangements. Under these arrangements,
balances") of the Fund may be invested in    brokerage commissions paid by the Fund
money market funds advised by AIM            and/or other funds advised by AIM are
pursuant to the terms of an SEC exemptive    used to pay for research and execution
order. The Board found that the Fund may     services. This research is used by AIM in
realize certain benefits upon investing      making investment decisions for the Fund.
cash balances in AIM advised money market    The Board concluded that such
funds, including a higher net return,        arrangements were appropriate.
increased liquidity, increased
diversification or decreased transaction     o AIM's financial soundness in light of
costs. The Board also found that the Fund    the Fund's needs. The Board considered
will not receive reduced services if it      whether AIM is financially sound and has
invests its cash balances in such money      the resources necessary to perform its
market funds. The Board noted that, to       obligations under the Advisory Agreement,
the extent the Fund invests in affiliated    and concluded that AIM has the financial
money market funds, AIM has voluntarily      resources necessary to fulfill its
agreed to waive a portion of the advisory    obligations under the Advisory Agreement.
fees it receives from the Fund
attributable to such investment. The         o Historical relationship between the
Board further determined that the            Fund and AIM. In determining whether to
proposed securities lending program and      continue the Advisory Agreement for the
related procedures with respect to the       Fund, the Board also considered the prior
lending Fund is in the best interests of     relationship between AIM and the Fund, as
the lending Fund and its respective          well as the Board's knowledge of AIM's
shareholders. The Board therefore            operations, and concluded that it was
concluded that the investment of cash        beneficial to maintain the current
collateral received in connection with       relationship, in part, because of such
the securities lending program in the        knowledge. The Board also reviewed the
money market funds according to the          general nature of the non-investment
procedures is in the best interests of       advisory services currently performed by
the lending Fund and its respective          AIM and its affiliates, such as
shareholders.                                administrative, transfer agency and
                                             distribution services, and the fees
o Independent written evaluation and         received by AIM and its affiliates for
recommendations of the Fund's Senior         performing such services. In addition to
Officer. The Board noted that, upon their    reviewing such services, the trustees
direction, the Senior Officer of the         also considered the organizational
Fund, who is independent of AIM and AIM's    structure employed by AIM and its
affiliates, had prepared an independent      affiliates to provide those services.
written evaluation in order to assist the    Based on the review of these and other
Board in determining the reasonableness      factors, the Board concluded that AIM and
of the proposed management fees of the       its affiliates were qualified to continue
AIM Funds, including the Fund. The Board     to provide non-investment advisory
noted that the Senior Officer's written      services to the Fund, including
evaluation had been relied upon by the       administrative, transfer agency and
Board in this regard in lieu of a            distribution services, and that AIM and
competitive bidding process. In              its affiliates currently are providing
determining whether to continue the          satisfactory non-investment advisory
Advisory Agreement for the Fund, the         services.
Board considered the Senior Officer's
written evaluation and the recommendation    o Other factors and current trends. In
made by the Senior Officer to the Board      determining whether to continue the
that the Board consider implementing a       Advisory Agreement for the Fund, the
process to assist them in more closely       Board considered the fact that AIM, along
monitoring the performance of the AIM        with others in the mutual fund industry,
Funds. The Board concluded that it would     is subject to regulatory inquiries and
be advisable to implement such a process     litigation related to a wide range of
as soon as reasonably practicable.           issues. The Board also considered the
                                             governance and compliance reforms being
o Profitability of AIM and its               undertaken by AIM and its affiliates,
affiliates. The Board reviewed               including maintaining an internal
information concerning the profitability     controls committee and retaining an
of AIM's (and its affiliates') investment    independent compliance consultant, and
advisory and other activities and its        the fact that AIM has undertaken to cause
financial condition. The Board considered    the Fund to operate in accordance with
the overall profitability of AIM, as well    certain governance policies and
as the profitability of AIM in connection    practices. The Board concluded that these
with managing the Fund. The Board noted      actions indicated a good faith effort on
that AIM's operations remain profitable,     the part of AIM to adhere to the highest
although increased expenses in recent        ethical standards, and determined that
years have reduced AIM's profitability.      the current regulatory and litigation
Based on the review of the profitability     environment to which AIM is subject
of AIM's and its affiliates' investment      should not prevent the Board from
advisory and other activities and its        continuing the Advisory Agreement for the
financial condition, the Board concluded     Fund.
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement
was not excessive.

AIM EUROPEAN SMALL COMPANY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-95.10%

AUSTRIA-1.61%

Andritz A.G. (Industrial Machinery)                58,360   $  6,414,959
========================================================================

BELGIUM-3.97%

EVS Broadcast Equipment S.A. (Communications
  Equipment)(a)(b)                                325,300     11,058,006
------------------------------------------------------------------------
Van De Velde N.V. (Apparel, Accessories &
  Luxury Goods)                                    26,000      4,733,979
========================================================================
                                                              15,791,985
========================================================================

DENMARK-2.12%

DSV A.S. (Trucking)(a)                             35,000      4,320,487
------------------------------------------------------------------------
Sondagsavisen A.S. (Publishing)(a)(c)             333,000      4,102,753
========================================================================
                                                               8,423,240
========================================================================

FINLAND-0.28%

Marimekko Oyj (Apparel, Accessories & Luxury
  Goods)(b)                                        58,500      1,124,705
========================================================================

FRANCE-8.13%

Alten (IT Consulting & Other Services)(c)         121,000      3,624,120
------------------------------------------------------------------------
April Group (Insurance Brokers)                    82,700      3,416,863
------------------------------------------------------------------------
Elior (Restaurants)(a)                            315,100      4,139,445
------------------------------------------------------------------------
Guerbet S.A. (Pharmaceuticals)(a)                  22,006      2,959,837
------------------------------------------------------------------------
LaCie Group S.A. (Computer Storage &
  Peripherals)                                     30,000      3,434,349
------------------------------------------------------------------------
Neopost S.A. (Office Electronics)(a)               26,300      2,637,847
------------------------------------------------------------------------
Pinguely-Haulotte (Construction, Farm
  Machinery & Heavy Trucks)(a)                    205,900      4,048,712
------------------------------------------------------------------------
Trigano S.A. (Leisure Products)                    85,712      3,817,307
------------------------------------------------------------------------
Wavecom S.A. (Communications Equipment)(a)(c)      64,613        764,519
------------------------------------------------------------------------
Zodiac S.A. (Aerospace & Defense)(b)               54,900      3,525,890
========================================================================
                                                              32,368,889
========================================================================

GERMANY-7.92%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)(a)         34,870      9,470,186
------------------------------------------------------------------------
CTS Eventim A.G. (Movies &
  Entertainment)(a)(c)                            149,200      3,642,260
------------------------------------------------------------------------
Elexis A.G (Industrial Machinery)(c)              165,500      3,624,653
------------------------------------------------------------------------
Fuchs Petrolub A.G.-Pfd. (Commodity
  Chemicals)(a)(b)                                 78,684      3,371,307
------------------------------------------------------------------------
Rheinmetall A.G. (Industrial Conglomerates)        37,660      2,374,533
------------------------------------------------------------------------
Techem A.G. (Diversified Commercial &
  Professional Services)(c)                       113,943      5,112,385
------------------------------------------------------------------------
Telegate A.G. (Diversified Commercial &
  Professional Services)(c)                       190,386      3,912,744
========================================================================
                                                              31,508,068
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


GREECE-8.36%

Fourlis Group S.A. (Household Appliances)(a)      524,100   $  7,103,420
------------------------------------------------------------------------
Germanos S.A. (Computer & Electronics Retail)     160,300      2,713,727
------------------------------------------------------------------------
Gr. Sarantis S.A. (Personal Products)(a)          310,100      2,626,502
------------------------------------------------------------------------
Intralot S.A. (Casinos & Gaming)(a)               370,846      6,502,452
------------------------------------------------------------------------
Jumbo S.A. (Leisure Products)(a)                  571,000      6,180,709
------------------------------------------------------------------------
Motor Oil (Hellas) Corinth Refineries S.A.
  (Oil & Gas Refining & Marketing)(a)             134,000      3,148,064
------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                   122,271      4,998,927
========================================================================
                                                              33,273,801
========================================================================

HUNGARY-1.09%

EGIS Rt. (Pharmaceuticals)(a)                      41,000      4,318,846
========================================================================

IRELAND-1.20%

FBD Holdings PLC (Multi-Line Insurance)           109,900      4,769,653
========================================================================

ITALY-3.41%

Biesse S.p.A. (Industrial Machinery)(a)           385,000      3,117,401
------------------------------------------------------------------------
Cementir-Cementerie del Tirreno S.p.A.
  (Construction Materials)(b)                     690,900      3,983,280
------------------------------------------------------------------------
Davide Campari-Milano S.p.A. (Distillers &
  Vintners)                                       492,700      3,645,518
------------------------------------------------------------------------
Valentino Fashion Group S.p.A. (Apparel,
  Accessories & Luxury Goods)(a)(c)               114,100      2,808,212
========================================================================
                                                              13,554,411
========================================================================

NETHERLANDS-15.29%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                               129,834      6,893,458
------------------------------------------------------------------------
Accell Group N.V. (Leisure Products)(a)           194,975      4,708,210
------------------------------------------------------------------------
Ballast Nedam N.V.-CVA (Construction &
  Engineering)(c)                                 122,600      4,825,905
------------------------------------------------------------------------
Beter Bed Holding N.V. (Homefurnishings
  Retail)(a)                                      153,250      5,732,709
------------------------------------------------------------------------
Eriks Group N.V. (Trading Companies &
  Distributors)(a)                                 94,576      3,346,576
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering) (Acquired 09/20/04-12/10/04;
  Cost $2,007,860)(a)(d)                           52,800      4,430,977
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)                                  71,500      6,000,282
------------------------------------------------------------------------
Koninklijke Ten Cate N.V. (Textiles)(a)            31,005      3,156,533
------------------------------------------------------------------------
Roto Smeets de Boer N.V. (Commercial
  Printing)                                        33,911      1,878,811
------------------------------------------------------------------------
Smit Internationale N.V. (Marine Ports &
  Services)(a)                                     86,700      5,674,068
------------------------------------------------------------------------
Stork N.V. (Industrial Machinery)(a)              102,755      4,389,358
------------------------------------------------------------------------

AIM EUROPEAN SMALL COMPANY FUND


                                                 SHARES        VALUE
------------------------------------------------------------------------
NETHERLANDS-(CONTINUED)

Univar N.V. (Trading Companies &
  Distributors)                                   173,310   $  6,770,710
------------------------------------------------------------------------
USG People N.V. (Human Resource & Employment
  Services)(a)                                     72,000      3,051,415
========================================================================
                                                              60,859,012
========================================================================

NORWAY-16.38%

Acta Holding A.S.A. (Diversified Capital
  Markets)                                      1,650,500      4,377,335
------------------------------------------------------------------------
Aktiv Kapital A.S.A. (Specialized Finance)(a)     138,095      2,107,107
------------------------------------------------------------------------
Det Norske Oljeselskap A.S.A. (Oil & Gas
  Exploration & Production)(b)                  1,496,379     13,191,672
------------------------------------------------------------------------
Expert A.S.A. (Computer & Electronics
  Retail)(a)                                      249,440      2,638,870
------------------------------------------------------------------------
Geo A.S.A. (Construction & Engineering)
  (Acquired 06/21/05; Cost $897,913)(c)(d)        291,000      1,435,749
------------------------------------------------------------------------
Geo A.S.A. (Construction & Engineering)(b)(c)     200,000        986,769
------------------------------------------------------------------------
Kongsberg Automotive A.S.A. (Auto Parts &
  Equipment) (Acquired 06/24/05; Cost
  $1,897,909)(c)(d)                               272,350      1,944,982
------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(a)(c)                     142,700      4,417,049
------------------------------------------------------------------------
Prosafe A.S.A. (Oil & Gas Equipment &
  Services)(b)                                    172,600      7,326,671
------------------------------------------------------------------------
Revus Energy A.S.A. (Oil & Gas Exploration &
  Production) (Acquired 06/27/05; Cost
  $953,210)(a)(b)(c)(d)                           149,200      1,109,400
------------------------------------------------------------------------
Revus Energy A.S.A. (Oil & Gas Exploration &
  Production)(a)(b)(c)                             85,200        633,519
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)(a)                   52,792      1,570,099
------------------------------------------------------------------------
Sinvest A.S.A. (Oil & Gas Drilling)(b)(c)         187,800      2,386,003
------------------------------------------------------------------------
SuperOffice A.S.A. (Application Software)(a)      612,609      2,865,952
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(c)                     124,621      5,871,159
------------------------------------------------------------------------
Tomra Systems A.S.A. (Environmental &
  Facilities Services)(a)(b)                      721,900      5,170,615
------------------------------------------------------------------------
Veidekke A.S.A. (Construction &
  Engineering)(a)                                 251,200      7,166,687
========================================================================
                                                              65,199,638
========================================================================

PORTUGAL-1.11%

Mota-Engil, SGPS, S.A. (Construction &
  Engineering)(a)                               1,147,500      4,415,184
========================================================================

SWEDEN-4.32%

Hexagon A.B.-Class B (Industrial
  Machinery)(a)                                   262,370      7,829,023
------------------------------------------------------------------------
HiQ International A.B. (IT Consulting & Other
  Services)(a)                                    581,000      3,152,307
------------------------------------------------------------------------
Indutrade A.B. (Trading Companies &
  Distributors) (Acquired 10/05/05; Cost
  $1,265,296)(c)(d)                               152,000      1,702,813
------------------------------------------------------------------------
PA Resources A.B. (Oil & Gas Exploration &
  Production) (Acquired 06/23/05; Cost
  $2,692,494)(b)(c)(d)                            600,000      2,924,748
------------------------------------------------------------------------
rnb Retail and Brands A.B. (Apparel
  Retail)(a)                                      144,166      1,590,205
========================================================================
                                                              17,199,096
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------


SWITZERLAND-4.87%

Amazys Holding A.G. (Diversified Commercial &
  Professional Services)                          118,116   $  6,939,540
------------------------------------------------------------------------
Banque Cantonale Vaudoise (Regional Banks)(a)       8,700      2,502,570
------------------------------------------------------------------------
Daetwyler Holding A.G. (Industrial
  Conglomerates)(a)                                   852      2,722,354
------------------------------------------------------------------------
Interroll Holding A.G. (Industrial
  Machinery)(a)                                    12,200      2,747,901
------------------------------------------------------------------------
Mobilezone Holding A.G. (Computer &
  Electronics Retail)(c)                          454,100      1,883,444
------------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)(c)           38,600      2,572,953
========================================================================
                                                              19,368,762
========================================================================

UNITED KINGDOM-15.04%

Admiral Group PLC (Property & Casualty
  Insurance) (Acquired 09/23/04; Cost
  $493,389)(d)                                    100,100        783,610
------------------------------------------------------------------------
Admiral Group PLC (Property & Casualty
  Insurance)                                      164,300      1,286,186
------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)                                    210,430      1,288,880
------------------------------------------------------------------------
Delta PLC (Specialty Chemicals)                   750,000      1,409,735
------------------------------------------------------------------------
Findel PLC (Catalog Retail)                       208,100      1,781,229
------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial &
  Professional Services)                          360,500      7,511,109
------------------------------------------------------------------------
Inchcape PLC (Distributors)(a)                     47,070      1,846,462
------------------------------------------------------------------------
Informa PLC (Publishing)                          450,919      3,365,059
------------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)(a)                                     298,090      4,747,245
------------------------------------------------------------------------
Kier Group PLC (Construction &
  Engineering)(a)                                 193,671      3,968,938
------------------------------------------------------------------------
Mayborn Group PLC (Household Products)            284,600      2,156,927
------------------------------------------------------------------------
Morgan Sindall PLC (Construction &
  Engineering)                                    228,000      3,646,187
------------------------------------------------------------------------
NDS Group PLC-ADR (Application Software)(c)        60,500      2,489,575
------------------------------------------------------------------------
NETeller PLC (Specialized Finance)(a)(c)          162,700      2,058,937
------------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                       230,322      3,942,877
------------------------------------------------------------------------
SCi Entertainment Group PLC (Home
  Entertainment Software)(c)                      537,242      5,684,598
------------------------------------------------------------------------
Sportingbet PLC (Casinos & Gaming)(a)             472,943      2,797,592
------------------------------------------------------------------------
Torex Retail PLC (Application Software)(a)      2,000,000      3,682,054
------------------------------------------------------------------------
Ultra Electronics Holdings PLC (Aerospace &
  Defense)                                        315,650      5,387,312
========================================================================
                                                              59,834,512
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $259,756,649)                          378,424,761
========================================================================

MONEY MARKET FUNDS-4.63%

Liquid Assets Portfolio-Institutional
  Class(e)                                      9,211,535      9,211,535
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)     9,211,535      9,211,535
========================================================================
    Total Money Market Funds (Cost
      $18,423,070)                                            18,423,070
========================================================================
TOTAL INVESTMENTS-99.73% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $278,179,719)                396,847,831
========================================================================

AIM EUROPEAN SMALL COMPANY FUND


                                                 SHARES        VALUE
------------------------------------------------------------------------

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-6.85%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  27,254,135   $ 27,254,135
========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $27,254,135)                                      27,254,135
========================================================================
TOTAL INVESTMENTS-106.58% (Cost $305,433,854)                424,101,966
========================================================================
OTHER ASSETS LESS LIABILITIES-(6.58%)                        (26,181,943)
========================================================================
NET ASSETS-100.00%                                          $397,920,023
========================================================================

Investment Abbreviations:

ADR   - American Depositary Receipt
Pfd.  - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $218,887,660, which represented 55.01% of the Fund's Net Assets. See Note 1A.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
(c) Non-income producing security.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $14,332,279, which represented 3.60% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 7.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM EUROPEAN SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $259,756,649)*     $378,424,761
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $45,677,205)                             45,677,205
===========================================================
     Total investments (cost $305,433,854)      424,101,966
===========================================================
Foreign currencies, at value (cost $226,922)        224,884
-----------------------------------------------------------
Receivables for:
  Investments sold                                  504,106
-----------------------------------------------------------
  Fund shares sold                                  607,598
-----------------------------------------------------------
  Dividends                                         625,238
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               22,306
-----------------------------------------------------------
Other assets                                         30,771
===========================================================
     Total assets                               426,116,869
===========================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                            605,802
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                28,709
-----------------------------------------------------------
  Collateral upon return of securities loaned    27,254,135
-----------------------------------------------------------
Accrued distribution fees                           150,865
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              134
-----------------------------------------------------------
Accrued transfer agent fees                          66,588
-----------------------------------------------------------
Accrued operating expenses                           90,613
===========================================================
     Total liabilities                           28,196,846
===========================================================
Net assets applicable to shares outstanding    $397,920,023
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $275,394,318
-----------------------------------------------------------
Undistributed net investment income                (309,165)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      4,175,439
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and foreign
  currency contracts                            118,659,431
===========================================================
                                               $397,920,023
===========================================================


NET ASSETS:

Class A                                        $286,882,100
===========================================================
Class B                                        $ 51,108,408
===========================================================
Class C                                        $ 59,929,515
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          13,233,546
===========================================================
Class B                                           2,431,139
===========================================================
Class C                                           2,850,204
===========================================================
Class A:
  Net asset value per share                    $      21.68
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $21.68 divided by
       94.50%)                                 $      22.94
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $      21.02
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $      21.03
===========================================================

* At December 31, 2005, securities with an aggregate value of $26,505,532 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM EUROPEAN SMALL COMPANY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $918,059)        $  7,661,509
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $224,704, after compensation
  to counterparties of $405,722)                                   752,712
--------------------------------------------------------------------------
Interest                                                             5,094
==========================================================================
    Total investment income                                      8,419,315
==========================================================================

EXPENSES:

Advisory fees                                                    3,641,450
--------------------------------------------------------------------------
Administrative services fees                                       108,161
--------------------------------------------------------------------------
Custodian fees                                                     489,053
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          845,393
--------------------------------------------------------------------------
  Class B                                                          453,236
--------------------------------------------------------------------------
  Class C                                                          549,167
--------------------------------------------------------------------------
Interest                                                            13,611
--------------------------------------------------------------------------
Transfer agent fees                                                687,847
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           25,223
--------------------------------------------------------------------------
Other                                                              321,001
==========================================================================
    Total expenses                                               7,134,142
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (181,865)
==========================================================================
    Net expenses                                                 6,952,277
==========================================================================
Net investment income                                            1,467,038
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND FOREIGN CURRENCY
  CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         34,156,447
--------------------------------------------------------------------------
  Foreign currencies                                              (749,989)
==========================================================================
                                                                33,406,458
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         68,946,479
--------------------------------------------------------------------------
  Foreign currencies                                               (20,006)
--------------------------------------------------------------------------
  Foreign currency contracts                                           (71)
==========================================================================
                                                                68,926,402
==========================================================================
Net gain from investment securities, foreign currencies and
  foreign currency contracts                                   102,332,860
==========================================================================
Net increase in net assets resulting from operations          $103,799,898
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM EUROPEAN SMALL COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  1,467,038    $   (530,647)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  33,406,458       8,913,396
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies and foreign currency
    contracts                                                   68,926,402      32,247,598
==========================================================================================
    Net increase in net assets resulting from operations       103,799,898      40,630,347
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (901,232)             --
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (16,797,743)     (3,080,881)
------------------------------------------------------------------------------------------
  Class B                                                       (3,063,883)       (546,917)
------------------------------------------------------------------------------------------
  Class C                                                       (3,585,745)       (546,069)
==========================================================================================
    Total distributions from net realized gains                (23,447,371)     (4,173,867)
==========================================================================================
    Decrease in net assets resulting from distributions        (24,348,603)     (4,173,867)
==========================================================================================
Share transactions-net:
  Class A                                                       67,440,115      92,344,444
------------------------------------------------------------------------------------------
  Class B                                                       14,892,613      11,576,871
------------------------------------------------------------------------------------------
  Class C                                                       20,598,304      17,295,575
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              102,931,032     121,216,890
==========================================================================================
    Net increase in net assets                                 182,382,327     157,673,370
==========================================================================================

NET ASSETS:

  Beginning of year                                            215,537,696      57,864,326
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(309,165) and $(236,487), respectively)        $397,920,023    $215,537,696
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM EUROPEAN SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM European Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

AIM EUROPEAN SMALL COMPANY FUND


       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets.

AIM EUROPEAN SMALL COMPANY FUND


    Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.935%
--------------------------------------------------------------------
Next $250 million                                             0.91%
--------------------------------------------------------------------
Next $500 million                                             0.885%
--------------------------------------------------------------------
Next $1.5 billion                                             0.86%
--------------------------------------------------------------------
Next $2.5 billion                                             0.835%
--------------------------------------------------------------------
Next $2.5 billion                                             0.81%
--------------------------------------------------------------------
Next $2.5 billion                                             0.785%
--------------------------------------------------------------------
Over $10 billion                                              0.76%
====================================================================


    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B and Class C shares to 1.90%, 2.65% and 2.65% of average daily net assets, respectively, through December 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $95,494.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $1,981.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $108,161.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended December 31, 2005, the Fund paid AISI $687,847.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules also impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Through December 31, 2005, during the period the Fund was offered on a limited basis, ADI had agreed to waive 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended December 31, 2005, the Class A, Class B and Class C shares paid $773,147, $453,236 and $549,167, respectively, after ADI waived Plan fees of $72,246 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2005, ADI advised the Fund that it retained $219,114 in front-end sales commissions from the sale of Class A shares and $9,989, $101,456 and $131,049 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

AIM EUROPEAN SMALL COMPANY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $11,751,393      $109,797,015      $(112,336,873)        $   --         $ 9,211,535     $262,994       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            11,751,393       109,797,015       (112,336,873)            --           9,211,535      265,014           --
==================================================================================================================================
  Subtotal        $23,502,786      $219,594,030      $(224,673,746)        $   --         $18,423,070     $528,008       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $        --      $ 85,401,954      $ (58,147,819)        $   --         $27,254,135     $103,364       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             6,708,522        90,523,358        (97,231,880)            --                  --      121,340           --
==================================================================================================================================
  Subtotal        $ 6,708,522      $175,925,312      $(155,379,699)        $   --         $27,254,135     $224,704       $   --
==================================================================================================================================
  Total           $30,211,308      $395,519,342      $(380,053,445)        $   --         $45,677,205     $752,712       $   --
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $12,144.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $5,197 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended December 31, 2005, the average interfund borrowings for the 10 days the borrowings were outstanding was $15,765,180 with a weighted average interest rate of 3.15% and interest expense of $13,611.

AIM EUROPEAN SMALL COMPANY FUND


    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended December 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, securities with an aggregate value of $26,505,532 were on loan to brokers. The loans were secured by cash collateral of $27,254,135 received by the Fund and subsequently invested in an affiliated money market fund. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $224,704 for securities lending transactions, which are net of compensation to counterparties.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005           2004
---------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $15,535,676    $       --
---------------------------------------------------------------------------------------
  Long-term capital gain                                        8,812,927     4,173,867
=======================================================================================
Total distributions                                           $24,348,603    $4,173,867
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $     18,103
----------------------------------------------------------------------------
Undistributed long-term gain                                       4,248,829
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           118,586,041
----------------------------------------------------------------------------
Temporary book/tax differences                                       (24,962)
----------------------------------------------------------------------------
Post-October currency deferral                                      (302,306)
----------------------------------------------------------------------------
Shares of beneficial interest                                    275,394,318
============================================================================
Total net assets                                                $397,920,023
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales. The tax-basis unrealized appreciation (depreciation) on investments amount includes appreciation (depreciation) on foreign currencies and foreign currency contracts of $(8,681).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses and the deferral of Post October currency losses.

    The Fund had no capital loss carryforward as of December 31, 2005.

AIM EUROPEAN SMALL COMPANY FUND

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $339,624,551 and $256,786,399, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $119,365,778
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (771,056)
==============================================================================
Net unrealized appreciation of investment securities             $118,594,722
==============================================================================
Cost of investments for tax purposes is $305,507,244.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and Passive foreign investment company transactions, on December 31, 2005, undistributed net investment income was decreased by $638,484, undistributed net realized gain was decreased by $6,111,516 and shares of beneficial interest increased by $6,750,000. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

    As of March 28, 2005, the Fund's shares are offered on a limited basis.


                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                        2005(A)                          2004
                                                              ----------------------------    --------------------------
                                                                SHARES          AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      14,488,684    $ 272,504,324     8,997,539    $131,434,386
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,526,090       27,962,424     1,319,808      18,281,471
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       2,629,303       48,187,651     1,884,423      26,702,122
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         693,170       14,681,245       155,210       2,553,215
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         140,121        2,878,093        32,458         521,266
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         159,160        3,270,748        30,938         496,866
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                          76,937        1,527,081        73,593       1,053,339
------------------------------------------------------------------------------------------------------------------------
  Class B                                                         (79,144)      (1,527,081)      (75,184)     (1,053,339)
========================================================================================================================
Reacquired:(b)
  Class A                                                     (11,530,830)    (221,272,535)   (3,215,160)    (42,696,496)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        (762,028)     (14,420,823)     (466,157)     (6,172,527)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,631,614)     (30,860,095)     (758,107)     (9,903,413)
========================================================================================================================
                                                                5,709,849    $ 102,931,032     7,979,361    $121,216,890
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 7% of the outstanding shares of the Fund. The Fund and the Fund's principal underwriter or advisor, are parties to participation agreements with this entity whereby this entity sells units of interest in separate accounts funding variable products that are invested in the Fund. The fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.

(b) Amount is net of redemption fees of $69,663, $10,817 and $13,218 for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2005 and $21,001, $4,574 and $3,333 for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2004.

AIM EUROPEAN SMALL COMPANY FUND


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                      CLASS A
                                                              --------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2005           2004       2003       2002       2001
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.94       $  12.05    $  7.37    $  7.19    $  9.17
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.11(a)       (0.05)(a)  (0.03)(a)  (0.04)(a)  (0.05)(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   6.03           5.30       4.74       0.22      (1.93)
======================================================================================================================
    Total from investment operations                              6.14           5.25       4.71       0.18      (1.98)
======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.07)            --      (0.03)        --         --
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (1.33)         (0.36)        --         --         --
======================================================================================================================
    Total distributions                                          (1.40)         (0.36)     (0.03)        --         --
======================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00         --         --         --
======================================================================================================================
Net asset value, end of period                                $  21.68       $  16.94    $ 12.05    $  7.37    $  7.19
======================================================================================================================
Total return(b)                                                  36.48%         43.67%     63.96%      2.50%    (21.59)%
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $286,882       $161,014    $42,103    $13,597    $ 6,969
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.63%(c)       2.00%      2.00%      2.01%      2.01%
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.68%(c)       2.03%      2.68%      3.05%      4.65%
======================================================================================================================
Ratio of net investment income (loss) to average net assets       0.57%(c)      (0.38)%    (0.28)%    (0.51)%    (0.61)%
======================================================================================================================
Portfolio turnover rate                                             72%            71%       130%       119%       152%
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $283,070,216.

AIM EUROPEAN SMALL COMPANY FUND

                                                                                    CLASS B
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2005          2004       2003      2002      2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 16.52       $ 11.84    $ 7.27    $ 7.15    $  9.17
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)     (0.14)(a) (0.08)(a) (0.09)(a)  (0.10)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.86          5.18      4.65      0.21      (1.92)
==================================================================================================================
    Total from investment operations                             5.83          5.04      4.57      0.12      (2.02)
==================================================================================================================
Less distributions from net realized gains                      (1.33)        (0.36)       --        --         --
==================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00        --        --         --
==================================================================================================================
Net asset value, end of period                                $ 21.02       $ 16.52    $11.84    $ 7.27    $  7.15
==================================================================================================================
Total return(b)                                                 35.51%        42.67%    62.86%     1.68%    (22.03)%
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $51,108       $26,540    $9,415    $5,689    $ 2,330
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.35%(c)      2.65%     2.65%     2.66%      2.71%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.38%(c)      2.68%     3.33%     3.70%      5.36%
==================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.15)%(c)    (1.03)%   (0.93)%   (1.16)%    (1.31)%
==================================================================================================================
Portfolio turnover rate                                            72%           71%      130%      119%       152%
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $45,323,599.

AIM EUROPEAN SMALL COMPANY FUND

                                                                                    CLASS C
                                                              ----------------------------------------------------
                                                                            YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------
                                                               2005          2004       2003      2002      2001
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 16.53       $ 11.84    $ 7.27    $ 7.14    $  9.17
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  (0.03)(a)     (0.14)(a) (0.09)(a) (0.09)(a)  (0.10)(a)
------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  5.86          5.19      4.66      0.22      (1.93)
==================================================================================================================
    Total from investment operations                             5.83          5.05      4.57      0.13      (2.03)
==================================================================================================================
Less distributions from net realized gains                      (1.33)        (0.36)       --        --         --
==================================================================================================================
Redemption fees added to shares of beneficial interest           0.00          0.00        --        --         --
==================================================================================================================
Net asset value, end of period                                $ 21.03       $ 16.53    $11.84    $ 7.27    $  7.14
==================================================================================================================
Total return(b)                                                 35.49%        42.75%    62.86%     1.82%    (22.14)%
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,930       $27,983    $6,346    $2,057    $ 1,091
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.35%(c)      2.65%     2.65%     2.66%      2.71%
------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.38%(c)      2.68%     3.33%     3.70%      5.36%
==================================================================================================================
Ratio of net investment income (loss) to average net assets     (0.15)%(c)    (1.03)%   (0.93)%   (1.16)%    (1.31)%
==================================================================================================================
Portfolio turnover rate                                            72%           71%      130%      119%       152%
==================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $54,916,674.

NOTE 13 -- LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

AIM EUROPEAN SMALL COMPANY FUND

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect

AIM EUROPEAN SMALL COMPANY FUND
to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM EUROPEAN SMALL COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM European Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM European Small Company Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP


February 17, 2006
Houston, Texas

AIM EUROPEAN SMALL COMPANY FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2005

AIM EUROPEAN SMALL COMPANY FUND



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

TAX DISCLOSURES

REQUIRED FEDERAL INCOME TAX INFORMATION
Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $15,562,927 for Fund's tax year ended December 31, 2005. For its tax year ended December 31, 2005 the Fund designated 56.34%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS
For its tax year ended December 31, 2005, the Fund designates 1.11%, or the maximum amount allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

The Fund designates qualified short-term capital gain distributions exempt from U.S. income tax for non-resident alien shareholders of $14,632,357 for the fund's tax year ended December 31, 2005.

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 are 99.15%, 99.94%, 99.82% and 99.95%.

        DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                      AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(1)            AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                        AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                         AIM Money Market Fund
AIM Dynamics Fund                            AIM International Core Equity Fund            AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(1)       Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                              Premier U.S.Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                                  SECTOR EQUITY
AIM Opportunities I Fund                                                                   TAX-FREE
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund
AIM Opportunities III Fund                   AIM Energy Fund AIM Financial Services Fund   AIM High Income Municipal Fund(1)
AIM Premier Equity Fund                      AIM Global Health Care Fund                   AIM Municipal Bond Fund
AIM S&P 500 Index Fund                       AIM Global Real Estate Fund                   AIM Tax-Exempt Cash Fund
AIM Select Equity Fund                       AIM Gold & Precious Metals Fund               AIM Tax-Free Intermediate Fund
AIM Small Cap Equity Fund                    AIM Leisure Fund                              Premier Tax-Exempt Portfolio
AIM Small Cap Growth Fund(1)                 AIM Multi-Sector Fund
AIM Small Company Growth Fund                AIM Real Estate Fund(1)
AIM Summit Fund                              AIM Technology Fund                               AIM ALLOCATION SOLUTIONS
AIM Trimark Endeavor Fund                    AIM Utilities Fund
AIM Trimark Small Companies Fund                                                           AIM Conservative Allocation Fund
AIM Weingarten Fund                                                                        AIM Growth Allocation Fund(2)
                                                                                           AIM Moderate Allocation Fund
*Domestic equity and income fund                                                           AIM Moderate Growth Allocation Fund
                                                                                           AIM Moderately Conservative Allocation
                                                                                            Fund

                                                                                                DIVERSIFIED PORTFOLIOS

                                                                                           AIM Income Allocation Fund
                                                                                           AIM International Allocation Fund

                                             ================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES,RISKS,AND CHARGES AND EXPENSES CAREFULLY. FOR
                                             THIS AND OTHER INFORMATION ABOUT AIM FUNDS,OBTAIN A PROSPECTUS FROM YOUR
                                             FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ================================================================================



(1) This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after April 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $128 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $386 billion in assets under management. Data as of December 31, 2005.

AIMinvestments.com              ESC-AR-1                 A I M Distributors,Inc.

                            [YOUR GOALS. OUR SOLUTIONS.]  -- Registered Trademark --
====================================================================================
Mutual         Retirement   Annuities   College    Separately  Offshore    Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds          Products                 Savings    Managed     Products    Management           -- Registered Trademark --
                                        Plans      Accounts
====================================================================================

                                                           AIM GLOBAL VALUE FUND
                               Annual Report to Shareholders o December 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM GLOBAL VALUE FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          taking into account the local market         Classification Standard, which was
                                             restrictions on share ownership by           developed by and is the exclusive
o Class B shares are not available as an     foreign investors.                           property and a service mark of Morgan
investment for retirement plans                                                           Stanley Capital International Inc. and
maintained pursuant to Section 401 of        o The unmanaged LIPPER GLOBAL MULTI-CAP      Standard & Poor's.
the Internal Revenue Code, including         VALUE FUND INDEX represents an average
401(k) plans, money purchase pension         of the performance of the 30 largest         o The Conference Board is a
plans and profit sharing plans. Plans        global multi-capitalization value funds      not-for-profit organization that
that had existing accounts invested in       tracked by Lipper, Inc., an independent      conducts research and publishes
Class B shares prior to September 30,        mutual fund performance monitor.             information and analysis to help
2003, will continue to be allowed to                                                      businesses strengthen their performance.
make additional purchases.                   o The unmanaged LIPPER GLOBAL FUND INDEX
                                             represents an average of the performance     The Fund provides a complete list of its
PRINCIPAL RISKS OF INVESTING IN THE FUND     of global funds tracked by Lipper, Inc.,     holdings four times in each fiscal year,
                                             an independent mutual fund performance       at the quarter-ends. For the second and
o International investing presents           monitor.                                     fourth quarters, the lists appear in the
certain risks not associated with                                                         Fund's semiannual and annual reports to
investing solely in the United States.       o The unmanaged Standard & Poor's            shareholders. For the first and third
These include risks relating to              Composite Index of 500 Stocks (the S&P       quarters, the Fund files the lists with
fluctuations in the value of the U.S.        500--Registered Trademark-- INDEX) is        the Securities and Exchange Commission
dollar relative to the values of other       an index of common stocks frequently         (SEC) on Form N-Q. The most recent list
currencies, the custody arrangements         used as a general measure of U.S. stock      of portfolio holdings is available at
made for the Fund's foreign holdings,        market performance.                          AIMinvestments.com. From our home page,
differences in accounting, political                                                      click on Products & Performance, then
risks and the lesser degree of public        o The Fund is not managed to track the       Mutual Funds, then Fund Overview. Select
information required to be provided by       performance of any particular index,         your Fund from the drop-down menu and
non-U.S. companies.                          including the indexes defined here, and      click on Complete Quarterly Holdings.
                                             consequently, the performance of the         Shareholders can also look up the Fund's
o Investing in emerging markets involves     Fund may deviate significantly from the      Forms N-Q on the SEC's Web site at
greater risk and potential reward than       performance of the indexes.                  sec.gov. Copies of the Fund's Forms N-Q
investing in more established markets.                                                    may be reviewed and copied at the SEC's
                                             o A direct investment cannot be made in      Public Reference Room at 450 Fifth
o Investing in small and mid-size            an index. Unless otherwise indicated,        Street, N.W., Washington, D.C.
companies involves greater risk than         index results include reinvested             20549-0102. You can obtain information
investing in more established companies,     dividends, and they do not reflect sales     on the operation of the Public Reference
such as business risk, significant stock     charges. Performance of an index of          Room, including information about
price fluctuations and illiquidity.          funds reflects fund expenses;                duplicating fee charges, by calling
                                             performance of a market index does not.      202-942-8090 or 800-732-0330, or by
o The Fund may not reach its objective                                                    electronic request at the following
if the manager chooses to maintain a         OTHER INFORMATION                            e-mail address: publicinfo@sec.gov. The
significant amount of cash in a rising                                                    SEC file numbers for the Fund are
market.                                      o The returns shown in management's          811-01540 and 2-27334.
                                             discussion of Fund performance are based
ABOUT INDEXES USED IN THIS REPORT            on net asset values calculated for           A description of the policies and
                                             shareholder transactions. Generally          procedures that the Fund uses to
o The unmanaged MSCI WORLD INDEX is a        accepted accounting principles require       determine how to vote proxies relating
group of global securities tracked by        adjustments to be made to the net assets     to portfolio securities is available
Morgan Stanley Capital International.        of the Fund at period end for financial      without charge, upon request, from our
                                             reporting purposes, and as such, the net     Client Services department at
o The unmanaged MSCI WORLD VALUE FREE        asset values for shareholder                 800-959-4246 or on the AIM Web site,
INDEX is a subset of the MSCI WORLD          transactions and the returns based on        AIMinvestments.com. On the home page,
INDEX, a group of global securities          those net asset values may differ from       scroll down and click on AIM Funds Proxy
tracked by Morgan Stanley Capital            the net asset values and returns             Policy. The information is also
International; the Value subset measures     reported in the Financial Highlights.        available on the SEC's Web site,
performance of companies with lower                                                       sec.gov.
price/earnings ratios and lower              o Industry classifications used in this
forecasted growth values. The index          report are generally according to the        Information regarding how the Fund voted
represents investable opportunities for      Global Industry                              proxies related to its portfolio
global investors,                                                                         securities during the 12 months ended
                                                                                          June 30, 2005, is available at our Web
                                                                                          site. Go to AIMinvestments.com, access
                                                                                          the About Us tab, click on Required
                                                                                          Notices and then click on Proxy Voting
                                                                                          Activity. Next, select the Fund from the
                                                                                          drop-down menu. The information is also
                                                                                          available on the Securities and Exchange
                                                                                          Commission's Web site, sec.gov.

=======================================================================================   ==========================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     FUND NASDAQ SYMBOLS
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class A Shares                       AWSAX
                                                                                          Class B Shares                       AWSBX
======================================================================================    Class C Shares                       AWSCX

                                                                                          ==========================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM GLOBAL VALUE FUND

                      DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                      Although many concerns weighed on investors' minds during
                      the year covered by this report, stocks posted gains for
                      the period. Domestically, the broad-based S&P 500 Index
    [GRAHAM           returned 4.91%. Internationally, Morgan Stanley's MSCI
     PHOTO]           World Index rose 9.49%. Concern about the inflationary
                      potential of rising energy costs was frequently cited as a major cause of market restraint.

                         Within the indexes, there was considerable variability
                      in the performance of different sectors and markets.
                      Domestically, energy sector performance far outpaced all
  ROBERT H. GRAHAM    other sectors in the S&P 500 Index, reflecting rising oil
                      and gas prices. Overseas, emerging markets produced more attractive results than developed markets, partially because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                         One could make a strong argument for global
                      diversification of a stock portfolio using the performance data for the year ended December 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for
    [WILLIAMSON       you.
       PHOTO]
                         A number of key developments affected markets and the
                      economy in 2005:

                         o  Hurricane Katrina, which devastated New Orleans in
                            August, had numerous economic repercussions and
                            dealt a short-term setback to consumer confidence.
 MARK H. WILLIAMSON         However, consumer confidence rebounded toward the
                            end of the year, with the Conference Board crediting the resiliency of the economy, falling gas prices and job growth for this trend.

                         o The nation's gross domestic product (GDP), the broadest measure of economic activity, increased at a healthy rate throughout much of the year. The Bureau of Economic Analysis of the U.S. Department of Commerce reported that the nation's GDP grew at annualized rates of 3.8%, 3.3% and 4.1% for the first, second and third quarters of the year, respectively.

                         o For the second straight year, the economy created 2 million new jobs, although job growth was uneven and sometimes did not meet analysts' expectations on a monthly basis.

                         o The Federal Reserve Board (the Fed) continued its tightening policy, raising the key federal funds target rate to 4.25% by the end of the year. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                         o Gasoline prices, which soared to a nationwide average of slightly more than $3.08 per gallon on September 5 following Hurricane Katrina, had dropped by more than 80 cents by mid-December, according to the U.S. Energy Information Administration.

                         For a discussion of the specific market conditions that
                      affected your Fund and how your Fund was managed during the year, please turn to Page 3.

                      YOUR FUND

                      Further information about the markets, your Fund, and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                         We at AIM remain committed to building solutions to
                      help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                      Sincerely,

                      /s/ ROBERT H. GRAHAM         /s/ MARK H. WILLIAMSON

                      Robert H. Graham             Mark H. Williamson
                      President & Vice Chair,      President,
                      AIM Funds                    A I M Advisors, Inc.

                      February 9, 2006

                      AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors.
                      A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM GLOBAL VALUE FUND

                      DEAR FELLOW AIM FUND SHAREHOLDERS:

                      Having completed a year of transition and change at AIM
                      Funds--as well as my first full year as your board's
     [CROCKETT        independent chair--I can assure you that shareholder
      PHOTO]          interests are at the forefront of every decision your
                      board makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. An independent chair can help lead to unbiased decisions and eliminate potential conflicts.

 BRUCE L. CROCKETT      Some highlights of 2005 board activity:

                        o Board approval of voluntary fee reductions, which are saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

                        o Board approval for the merger of 14 funds into other AIM funds with similar investment objectives. Eight of these mergers were approved by shareholders of the target funds during 2005. The remaining six are being voted on by shareholders in early 2006. In each case, the goal is for the resulting merged fund to benefit from strengthened management and greater efficiency.

                        o Board approval for portfolio management changes at 11 funds, consistent with the goal of organizing management teams around common processes and shared investment views. Again, we hope that these changes will improve fund performance and efficiency.

                        In 2006, your board will continue to focus on reducing
                      costs and shareholder fees and improving portfolio performance, which is not yet as strong as we expect to see it. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                        The AIM Funds board is pleased to welcome our newest
                      independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward K. Dunn, Jr., who is retiring this year.

                        Your board welcomes your views. Please mail them to me
                      at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                      Sincerely,


                      /s/ BRUCE L. CROCKETT

                      Bruce L. Crockett
                      Independent Chair
                      On Behalf of the Board of Trustees
                      AIM Funds

                      February 9, 2006

AIM GLOBAL VALUE FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                 Once comfortable with the downside
                                                                                         risk of an investment, we look for
=====================================================================================    catalysts that can generate positive
PERFORMANCE SUMMARY                                                                      returns: events that may unlock the
                                             ========================================    additional 30 to 40 cents we
Despite higher oil prices, most world                                                    discounted earlier (e.g., corporate
equity markets posted positive returns       FUND VS. INDEXES                            restructuring, management change,
for the year. Given this environment, we                                                 share buybacks, etc.)
are pleased to once again reward             TOTAL RETURNS, 12/31/04-12/31/05,
shareholders with positive Fund              EXCLUDING APPLICABLE SALES CHARGES. IF         Finally, we consider selling a
performance. As the table illustrates,       SALES CHARGES WERE INCLUDED, RETURNS        stock if:
your Fund modestly outperformed its          WOULD BE LOWER.
broad market and style-specific                                                          o  the catalyst that caused the
benchmarks. We attribute our comparative     Class A Shares                    11.42%    security's value to rise has been
success to strong stock selection,                                                       realized,
particularly in materials and energy.        Class B Shares                    10.67
                                                                                         o  unforeseen negative developments
   For long-term performance, please         Class C Shares                    10.66     that lead to a lower appraisal of what
turn to Pages 6 and 7.                                                                   we feel a company is worth or we feel
                                             MSCI World Index                            the company will not realize its full
                                             (Broad Market Index)               9.49     market value, or,

                                             MSCI World Value Free Index                 o  the stock's value exceeds our
                                             (Style-specific Index)             9.55     estimate of intrinsic worth.

                                             Lipper Global Multi-Cap Value               MARKET CONDITIONS AND YOUR FUND
                                             Fund Index (Peer Group Index)     14.12
                                                                                         Despite higher oil prices and rising
                                             Lipper Global Fund Index                    interest rates in some countries, most
                                             (Former Peer Group Index)         11.89     world equity markets posted gains for
                                                                                         the year. Despite a currency headwind
                                             SOURCE: LIPPER, INC.                        from a strengthening U.S. dollar,
                                                                                         international stocks outperformed U.S.
                                             ========================================    equities by more than a two-to-one
====================================================================================     margin when calculated in U.S.
HOW WE INVEST                                   Our first concern when looking at a      dollars. In local currency terms, the
                                             potential investment is capital             differential was even greater.
When selecting stocks for your Fund,         preservation. We have to be
we look for undervalued companies with       comfortable with the downside risk of          In Europe, markets rallied amid a
strong defensive qualities such as:          an investment. We begin with an             low interest rate environment and
                                             estimate of the business's true value,      corporate profits buoyed by
o  Solid management teams                    then look to pay a fraction of that         restructuring and cost cutting
                                             price, approximately 60 to 70 cents on      measures. Japanese stocks climbed to
o  Good balance sheets--zero or very         the dollar. This discount creates two       levels not witnessed in several years
little debt                                  benefits:                                   as Japan's economy finally regained
                                                                                         momentum. In the United States, equity
o  Flexibility to implement                  o  It identifies the potential upside.      markets also posted positive returns
shareholder-friendly strategies like                                                     as economic activity expanded,
paying dividends, buying back stock,         o  It provides potential downside           inflation remained contained and
or a combination of both.                    protection. If our assessment of the        corporate profits generally rose.
                                             company's future is incorrect and the
   We also look for businesses that          stock retreats in price, the impact
are easy to understand. With our             should be tempered since we originally
global mandate, we can look for the          acquired the stock at less than
best opportunities worldwide, with no        estimated true value.
regional restrictions.                                                                                                   (continued)

========================================     =========================================   ==========================================
PORTFOLIO COMPOSITION                        TOP 5 COUNTRIES*                            TOP 10 EQUITY HOLDINGS*
By sector
                                             1. United States                     37.4%  1.  Washington Mutual, Inc.           3.8%
               [PIE CHART]                   2. Japan                             18.5   2.  Microsoft Corp.                   3.8
Financials                         17.5%     3. Canada                            14.3   3.  Liberty Media Corp.-Class A       3.6
Consumer Discretionary             16.1%     4. Netherlands                        5.2   4.  Meitec Corp. (Japan)              2.8
Information Technology             13.8%     5. United Kingdom                     4.7   5.  Ethan Allen Interiors Inc.        2.7
Consumer Staples                   12.4%                                                 6.  Brookline Bancorp, Inc.           2.6
Health Care                         7.7%     TOTAL NET ASSETS           $170.0 MILLION   7.  Nintendo Co., Ltd. (Japan)        2.6
Telecommunication Services          5.8%                                                 8.  Olympus Corp. (Japan)             2.3
Materials                           4.2%     TOTAL NUMBER OF HOLDINGS*              63   9.  NewAlliance Bancshares, Inc.      2.3
Industrials                         4.2%                                                 10. E-L Financial Corp. Ltd. (Canada) 2.3
Energy                              4.0%
Utilities                           2.4%
Money Market Funds Plus Other
Assets Less Liabilities            11.9%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

* Excluding money market fund holdings.

========================================     =========================================   ==========================================

AIM GLOBAL VALUE FUND

   Although Fund performance was             an important aspect of our investment                       GLEN HILTON, portfolio
broadly based across both regions and        strategy. During the year, we decided                       manager, is lead
countries, the key determinant or            to "lock in" currency gains made over          [Hilton      manager of AIM Global
driver of performance was stock              the last year. We did this to protect          PHOTO]       Value Fund. He began
selection. Collectively, holdings in         the portfolio against possible                              his career in
Australia, Canada and Japan                  declines in the value of foreign             investments in 1995. He joined AIM in
contributed the most to Fund                 currencies. Given the importance we          2002. Mr. Hilton holds a B.A. in
performance. Given high oil and              place on capital preservation, if we         economics from Loyola University.
commodity prices, materials and energy       believe a foreign currency is
holdings produced the highest sector         overvalued i.e. has considerable down
returns, while information technology        side risk, we consider hedging the
holdings detracted the most from             currency. Given the strength of the
performance.                                 U.S. dollar, this strategy helped
                                             limit losses from weak foreign
   It is important to note that              currencies.
investment decisions are made on a
micro or stock specific level, rather        IN CLOSING
than a macroeconomic level. As
mentioned earlier, select stocks which       Our focus remains on protecting
we believe have limited downside risk        shareholder capital. We take a
but also have upside potential. The          conservative approach to investing by
examples below helps illustrate this         first analyzing the downside risk of a
concept.                                     stock before considering its upside
                                             potential. We believe this defensive
   One of the Fund's top contributors        approach helps protect our portfolio
was OLYMPUS CORP. Although best known        by maintaining the gains it has earned
for its cameras, this Japanese company       and increasing our absolute Fund
is a world leader in endoscopes              returns. We are once again pleased to
(medical imaging equipment). We first        provide shareholders with positive
bought the stock earlier this year           returns for the reporting period and
when disappointing news on the               we thank you for your continued
company's digital camera line led to a       investment in AIM Global Value Fund.
weakening in the stock price. We took
advantage of this weakness and added         THE VIEWS AND OPINIONS EXPRESSED IN
to our exposure because we believed          MANAGEMENT'S DISCUSSION OF FUND
the medical imaging portion of the           PERFORMANCE ARE THOSE OF A I M
business alone was worth more than the       ADVISORS, INC. THESE VIEWS AND
total share price of the company.            OPINIONS ARE SUBJECT TO CHANGE AT ANY
Aided by an overall rally in the             TIME BASED ON FACTORS SUCH AS MARKET
Japanese market and a turnaround in          AND ECONOMIC CONDITIONS. THESE VIEWS
the company's camera and life sciences       AND OPINIONS MAY NOT BE RELIED UPON AS
businesses, the stock appreciated            INVESTMENT ADVICE OR RECOMMENDATIONS,
significantly late in the year.              OR AS AN OFFER FOR A PARTICULAR
                                             SECURITY. THE INFORMATION IS NOT A
   Although the Fund recorded gains in       COMPLETE ANALYSIS OF EVERY ASPECT OF
most sectors, there were a few               ANY MARKET, COUNTRY, INDUSTRY,
detractors, including select                 SECURITY OR THE FUND. STATEMENTS OF
information technology stocks. For           FACT ARE FROM SOURCES CONSIDERED
example, LEXMARK INTERNATIONAL, the          RELIABLE, BUT A I M ADVISORS, INC.
leading maker of computer printers and       MAKES NO REPRESENTATION OR WARRANTY AS
related products, proved a drag on           TO THEIR COMPLETENESS OR ACCURACY.
performance. We purchased Lexmark as         ALTHOUGH HISTORICAL PERFORMANCE IS NO
we believe it is a well-managed,             GUARANTEE OF FUTURE RESULTS, THESE
debt-free company with a recognizable        INSIGHTS MAY HELP YOU UNDERSTAND OUR
brand name and a recurring revenue           INVESTMENT MANAGEMENT PHILOSOPHY.
stream. Soon after we bought the
stock, management announced                       See important Fund and index
significantly reduced earnings                  disclosures inside front cover.
expectations which sent the stock
plunging. Although disappointed in the
stock's recent performance, we
continued to maintain our position as
the reasons for its purchase remain
intact. We also believe that a lot of
the pessimism present in the market is
now largely reflected in the company's                                                             [RIGHT ARROW GRAPHIC]
stock price.
                                                                                          FOR A PRESENTATION OF YOUR FUND'S
   As mentioned earlier, capital                                                          LONG-TERM PERFORMANCE, PLEASE SEE
preservation is                                                                           PAGES 6 AND 7.

AIM GLOBAL VALUE FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      estimate the expenses that you paid over        The hypothetical account values and
                                             the period. Simply divide your account       expenses may not be used to estimate the
As a shareholder of the Fund, you incur      value by $1,000 (for example, an $8,600      actual ending account balance or expenses
two types of costs: (1) transaction costs,   account value divided by $1,000 = 8.6),      you paid for the period. You may use this
which may include sales charges (loads) on   then multiply the result by the number in    information to compare the ongoing costs
purchase payments; contingent deferred       the table under the heading entitled         of investing in the Fund and other funds.
sales charges on redemptions; and            "Actual Expenses Paid During Period" to      To do so, compare this 5% hypothetical
redemption fees, if any; and (2) ongoing     estimate the expenses you paid on your       example with the 5% hypothetical examples
costs, including management fees;            account during this period.                  that appear in the shareholder reports of
distribution and/or service fees (12b-1);                                                 the other funds.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR
intended to help you understand your         COMPARISON PURPOSES                             Please note that the expenses shown in
ongoing costs (in dollars) of investing in                                                the table are meant to highlight your
the Fund and to compare these costs with     The table below also provides information    ongoing costs only and do not reflect any
ongoing costs of investing in other mutual   about hypothetical account values and        transactional costs, such as sales charges
funds. The example is based on an            hypothetical expenses based on the Fund's    (loads) on purchase payments, contingent
investment of $1,000 invested at the         actual expense ratio and an assumed rate     deferred sales charges on redemptions, and
beginning of the period and held for the     of return of 5% per year before expenses,    redemption fees, if any. Therefore, the
entire period July 1, 2005, through          which is not the Fund's actual return. The   hypothetical information is useful in
December 31, 2005.                           Fund's actual cumulative total returns at    comparing ongoing costs only, and will not
                                             net asset value after expenses for the six   help you determine the relative total
ACTUAL EXPENSES                              months ended December 31, 2005, appear in    costs of owning different funds. In
                                             the table "Cumulative Total Returns" on      addition, if these transactional costs
The table below provides information about   Page 7.                                      were included, your costs would have been
actual account values and actual expenses.                                                higher.
You may use the information in this table,
together with the amount you invested, to

====================================================================================================================================

                                                   ACTUAL                           HYPOTHETICAL
                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING             ENDING               EXPENSES        ENDING             EXPENSES          ANNUALIZED
SHARE           ACCOUNT VALUE        ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING         EXPENSE
CLASS             (7/1/05)           (12/31/05)(1)           PERIOD(2)     (12/31/05)           PERIOD(2)           RATIO
  A               $1,000.00            $1,074.60              $ 8.21        $1,017.29            $ 7.98              1.57%
  B                1,000.00             1,070.50               12.11         1,013.51             11.77              2.32
  C                1,000.00             1,070.40               12.11         1,013.51             11.77              2.32

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON   For More Information Visit
                                                                                          IMAGE]      AIMinvestments.com

AIM GLOBAL VALUE FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
FUND DATA FROM 12/29/00, INDEX DATA FROM 12/31/00


====================================================================================================================================

                                                          [MOUNTAIN CHART]

               AIM GLOBAL VALUE    AIM GLOBAL VALUE    AIM GLOBAL VALUE    MSCI     MSCI WORLD    LIPPER GLOBAL     LIPPER GLOBAL
                    FUND-               FUND-               FUND-          WORLD    VALUE FREE        FUND         MULTI-CAP VALUE
  DATE          CLASS A SHARES      CLASS B SHARES      CLASS C SHARES     INDEX      INDEX           INDEX          FUND INDEX
12/29/00           $ 9450               $10000              $10000
   12/00             9450                10000               10000        $10000      $10000          $10000           $10000
    1/01            10026                10600               10610         10193       10100           10166            10121
    2/01             8873                 9380                9390          9330        9604            9421             9811
    3/01             8184                 8640                8650          8716        9112            8766             9313
    4/01             9204                 9720                9730          9358        9726            9367             9778
    5/01             9223                 9740                9751          9236        9664            9310             9780
    6/01             8930                 9420                9431          8946        9392            9048             9565
    7/01             8740                 9220                9231          8826        9279            8824             9398
    8/01             8466                 8930                8931          8401        8949            8474             9171
    9/01             8116                 8560                8561          7660        8117            7682             8305
   10/01             8655                 9120                9121          7806        8098            7873             8415
   11/01             9241                 9730                9731          8266        8445            8303             8735
   12/01             9308                 9791                9793          8318        8507            8424             8892
    1/02             9062                 9531                9532          8065        8267            8168             8677
    2/02             8987                 9451                9452          7994        8104            8120             8663
    3/02             9478                 9961                9963          8362        8629            8505             9117
    4/02             9383                 9851                9863          8062        8393            8298             9077
    5/02             9355                 9822                9822          8076        8462            8317             9174
    6/02             9034                 9472                9473          7584        7922            7834             8655
    7/02             8316                 8722                8723          6944        7147            7141             7845
    8/02             8279                 8682                8682          6956        7174            7174             7913
    9/02             7891                 8262                8262          6190        6306            6461             7154
   10/02             8619                 9022                9022          6647        6745            6830             7423
   11/02             8884                 9292                9302          7004        7228            7165             7802
   12/02             8557                 8941                8942          6664        6810            6852             7630
    1/03             8472                 8851                8852          6460        6639            6633             7453
    2/03             8377                 8741                8752          6347        6481            6469             7266
    3/03             8330                 8691                8691          6326        6386            6398             7128
    4/03             8689                 9062                9071          6887        7059            6947             7786
    5/03             9218                 9602                9611          7279        7567            7375             8306
    6/03             9351                 9752                9751          7404        7720            7517             8439
    7/03             9294                 9681                9681          7554        7882            7676             8676
    8/03             9672                10062               10071          7716        8063            7879             8992
    9/03             9823                10222               10221          7762        8115            7922             9044
   10/03            10504                10922               10921          8222        8593            8372             9568
   11/03            10608                11022               11022          8347        8732            8528             9776
   12/03            11307                11737               11747          8870        9406            9042            10334
    1/04            11625                12071               12071          9012        9517            9232            10592
    2/04            11807                12253               12253          9163        9719            9429            10837
    3/04            11701                12132               12142          9102        9687            9389            10762
    4/04            11316                11727               11725          8916        9484            9146            10533
    5/04            11344                11747               11756          8990        9558            9177            10550
    6/04            11479                11878               11888          9182        9825            9331            10802
    7/04            11325                11716               11725          8882        9651            8983            10495
    8/04            11528                11918               11928          8921        9762            8988            10531
    9/04            12251                12659               12668          9090        9935            9228            10776
   10/04            12453                12851               12861          9312       10179            9449            11026
   11/04            13157                13571               13581          9801       10733            9976            11676
   12/04            13286                13702               13713         10175       11148           10342            12128
    1/05            13135                13545               13555          9946       10946           10145            11972
    2/05            13896                14323               14335         10261       11359           10469            12391
    3/05            13765                14176               14187         10063       11137           10251            12160
    4/05            13355                13745               13756          9843       10895           10022            11850
    5/05            13535                13924               13934         10018       11001           10192            12079
    6/05            13775                14166               14177         10104       11141           10301            12276
    7/05            14115                14503               14503         10457       11457           10708            12743
    8/05            14186                14567               14577         10536       11528           10840            12867
    9/05            14416                14798               14809         10810       11872           11129            13234
   10/05            14065                14430               14430         10548       11549           10877            12933
   11/05            14535                14893               14903         10899       11944           11223            13396
   12/05            14806                15065               15175         11141       12213           11572            13840

====================================================================================================================================

                                                                                                                SOURCE: LIPPER, INC.

Past performance cannot guarantee               This chart, which is a logarithmic           During the fiscal year, the Fund has
comparable future results.                   chart, presents the fluctuations in the      elected to use the Lipper Global Multi-Cap
                                             value of the Fund and its indexes. We        Value Fund Index as its peer group index
   The data shown in the chart include       believe that a logarithmic chart is more     rather than the Lipper Global Funds Index
reinvested distributions, applicable         effective than other types of charts in      because Lipper recently modified its
sales charges, Fund expenses and             illustrating changes in value during the     global and international classifications
management fees. Results for Class B         early years shown in the chart. The          to include more narrow categories.
shares are calculated as if a hypothetical   vertical axis, the one that indicates the
shareholder had liquidated his entire        dollar value of an investment, is
investment in the Fund at the close of the   constructed with each segment representing
reporting period and paid the applicable     a percent change in the value of the
contingent deferred sales charges. Index     investment. In this chart, each segment
results include reinvested dividends, but    represents a doubling, or 100% change, in
they do not reflect sales charges.           the value of the investment. In other
Performance of an index of funds reflects    words, the space between $5,000 and
fund expenses and management fees;           $10,000 is the same size as the space
performance of a market index does not.      between $10,000 and $20,000.
Performance shown in the chart and
table(s) does not reflect deduction of
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

AIM GLOBAL VALUE FUND

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 12/31/05, including applicable sales   6 months ended 12/31/05, excluding
charges                                      applicable sales charges

CLASS A SHARES                               Class A Shares                       7.46%
Inception (12/29/00)                 8.16%   Class B Shares                       7.05
5 Years                              8.17    Class C Shares                       7.04
1 Year                               5.32
                                             ==========================================
CLASS B SHARES
Inception (12/29/00)                 8.53%
5 Years                              8.40
1 Year                               5.67

CLASS C SHARES
Inception (12/29/00)                 8.69%
5 Years                              8.70
1 Year                               9.66

==========================================


   THE PERFORMANCE DATA QUOTED REPRESENT     SHARES DECLINES FROM 5% BEGINNING AT THE
PAST PERFORMANCE AND CANNOT GUARANTEE        TIME OF PURCHASE TO 0% AT THE BEGINNING OF
COMPARABLE FUTURE RESULTS; CURRENT           THE SEVENTH YEAR. THE CDSC ON CLASS C
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   SHARES IS 1% FOR THE FIRST YEAR AFTER
VISIT AIMINVESTMENTS.COM FOR THE MOST        PURCHASE.
RECENT MONTH-END PERFORMANCE. PERFORMANCE
FIGURES REFLECT REINVESTED DISTRIBUTIONS,       THE PERFORMANCE OF THE FUND'S SHARE
CHANGES IN NET ASSET VALUE AND THE EFFECT    CLASSES WILL DIFFER DUE TO DIFFERENT SALES
OF THE MAXIMUM SALES CHARGE UNLESS           CHARGE STRUCTURES AND CLASS EXPENSES.
OTHERWISE STATED. INVESTMENT RETURN AND
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU      A REDEMPTION FEE OF 2% WILL BE IMPOSED
MAY HAVE A GAIN OR LOSS WHEN YOU SELL        ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
SHARES.                                      THE FUND WITHIN 30 DAYS OF PURCHASE.
                                             EXCEPTIONS TO THE REDEMPTION FEE ARE
   CLASS A SHARE PERFORMANCE REFLECTS THE    LISTED IN THE FUND'S PROSPECTUS.
MAXIMUM 5.50% SALES CHARGE, AND CLASS B
AND CLASS C SHARE PERFORMANCE REFLECTS THE      HAD THE ADVISOR NOT WAIVED FEES AND/OR
APPLICABLE CONTINGENT DEFERRED SALES         REIMBURSED EXPENSES IN THE PAST,
CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE   PERFORMANCE WOULD HAVE BEEN LOWER.
CDSC ON CLASS B

AIM GLOBAL VALUE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Funds Group     o The quality of services to be provided     o Fees relative to those of comparable
(the "Board") oversees the management of     by AIM. The Board reviewed the credentials   funds with other advisors. The Board
AIM Global Value Fund (the "Fund") and, as   and experience of the officers and           reviewed the advisory fee rate for the
required by law, determines annually         employees of AIM who will provide            Fund under the Advisory Agreement. The
whether to approve the continuance of the    investment advisory services to the Fund.    Board compared effective contractual
Fund's advisory agreement with A I M         In reviewing the qualifications of AIM to    advisory fee rates at a common asset level
Advisors, Inc. ("AIM"). Based upon the       provide investment advisory services, the    and noted that the Fund's rate was below
recommendation of the Investments            Board reviewed the qualifications of AIM's   the median rate of the funds advised by
Committee of the Board, which is comprised   investment personnel and considered such     other advisors with investment strategies
solely of independent trustees, at a         issues as AIM's portfolio and product        comparable to those of the Fund that the
meeting held on June 30, 2005, the Board,    review process, various back office          Board reviewed. The Board noted that AIM
including all of the independent trustees,   support functions provided by AIM and        has agreed to waive advisory fees of the
approved the continuance of the advisory     AIM's equity and fixed income trading        Fund and to limit the Fund's total
agreement (the "Advisory Agreement")         operations. Based on the review of these     operating expenses, as discussed below.
between the Fund and AIM for another year,   and other factors, the Board concluded       Based on this review, the Board concluded
effective July 1, 2005.                      that the quality of services to be           that the advisory fee rate for the Fund
                                             provided by AIM was appropriate and that     under the Advisory Agreement was fair and
   The Board considered the factors          AIM currently is providing satisfactory      reasonable.
discussed below in evaluating the fairness   services in accordance with the terms of
and reasonableness of the Advisory           the Advisory Agreement.                      o Expense limitations and fee waivers. The
Agreement at the meeting on June 30, 2005                                                 Board noted that AIM has contractually
and as part of the Board's ongoing           o The performance of the Fund relative to    agreed to waive advisory fees of the Fund
oversight of the Fund. In their              comparable funds. The Board reviewed the     through June 30, 2006 to the extent
deliberations, the Board and the             performance of the Fund during the past      necessary so that the advisory fees
independent trustees did not identify any    one and three calendar years against the     payable by the Fund do not exceed a
particular factor that was controlling,      performance of funds advised by other        specified maximum advisory fee rate, which
and each trustee attributed different        advisors with investment strategies          maximum rate includes breakpoints and is
weights to the various factors.              comparable to those of the Fund. The Board   based on net asset levels. The Board
                                             noted that the Fund's performance for the    considered the contractual nature of this
   One of the responsibilities of the        three year period was above the median       fee waiver and noted that it remains in
Senior Officer of the Fund, who is           performance of such comparable funds and     effect until June 30, 2006. The Board
independent of AIM and AIM's affiliates,     below such median performance for the one    noted that AIM has contractually agreed to
is to manage the process by which the        year period. Based on this review, the       waive fees and/or limit expenses of the
Fund's proposed management fees are          Board concluded that no changes should be    Fund through December 31, 2005 in an
negotiated to ensure that they are           made to the Fund and that it was not         amount necessary to limit total annual
negotiated in a manner which is at arm's     necessary to change the Fund's portfolio     operating expenses to a specified percent-
length and reasonable. To that end, the      management team at this time.                age of average daily net assets for each
Senior Officer must either supervise a                                                    class of the Fund. The Board considered
competitive bidding process or prepare an    o The performance of the Fund relative to    the contractual nature of this fee
independent written evaluation. The Senior   indices. The Board reviewed the              waiver/expense limitation and noted that
Officer has recommended an independent       performance of the Fund during the past      it remains in effect until December 31,
written evaluation in lieu of a              one and three calendar years against the     2005. The Board considered the effect
competitive bidding process and, upon the    performance of the Lipper Global Multi-Cap   these fee waivers/expense limitations
direction of the Board, has prepared such    Value Index. The Board noted that the        would have on the Fund's estimated
an independent written evaluation. Such      Fund's performance for the three-year        expenses and concluded that the levels of
written evaluation also considered certain   period was above the performance of such     fee waivers/expense limitations for the
of the factors discussed below. In           Index and comparable to the Index            Fund were fair and reasonable.
addition, as discussed below, the Senior     performance for the one year period. Based
Officer made certain recommendations to      on this review, the Board concluded that     o Breakpoints and economies of scale. The
the Board in connection with such written    no changes should be made to the Fund and    Board reviewed the structure of the Fund's
evaluation.                                  that it was not necessary to change the      advisory fee under the Advisory Agreement,
                                             Fund's portfolio management team at this     noting that it includes one breakpoint.
   The discussion below serves as a          time.                                        The Board reviewed the level of the Fund's
summary of the Senior Officer's                                                           advisory fees, and noted that such fees,
independent written evaluation and           o Meeting with the Fund's portfolio          as a percentage of the Fund's net assets,
recommendations to the Board in connection   managers and investment personnel. With      would decrease as net assets increase
therewith, as well as a discussion of        respect to the Fund, the Board is meeting    because the Advisory Agreement includes a
the material factors and the conclusions     periodically with such Fund's portfolio      breakpoint. The Board noted that, due to
with respect thereto that formed the basis   managers and/or other investment personnel   the Fund's current asset levels and the
for the Board's approval of the Advisory     and believes that such individuals are       way in which the advisory fee breakpoints
Agreement. After consideration of all of     competent and able to continue to carry      have been structured, the Fund has yet to
the factors below and based on its           out their responsibilities under the         benefit from the breakpoint. The Board
informed business judgment, the Board        Advisory Agreement.                          noted that AIM has contractually agreed to
determined that the Advisory Agreement is                                                 waive advisory fees of the Fund through
in the best interests of the Fund and its    o Overall performance of AIM. The Board      June 30, 2006 to the extent necessary so
shareholders and that the compensation to    considered the overall performance of AIM    that the advisory fees payable by the Fund
AIM under the Advisory Agreement is fair     in providing investment advisory and         do not exceed a specified maximum advisory
and reasonable and would have been           portfolio administrative services to the     fee rate, which maximum rate includes
obtained through arm's length                Fund and concluded that such performance     breakpoints and is based on net asset
negotiations.                                was satisfactory.                            levels. The Board concluded that the
                                                                                          Fund's fee levels under the Advisory
o The nature and extent of the advisory      o Fees relative to those of clients of AIM   Agreement therefore would reflect
services to be provided by AIM. The Board    with comparable investment strategies. The   economies of scale at higher asset levels
reviewed the services to be provided by      Board noted that AIM does not serve as an    and that it was not necessary to change
AIM under the Advisory Agreement. Based on   advisor to other mutual funds or other       the advisory fee breakpoints in the
such review, the Board concluded that the    clients with investment strategies           Fund's advisory fee schedule.
range of services to be provided by AIM      comparable to those of the Fund.
under the Advisory Agreement was
appropriate and that AIM currently is
providing services in accordance with the
terms of the Advisory Agreement.                                                                                         (continued)

AIM GLOBAL VALUE FUND

o Investments in affiliated money market     o Benefits of soft dollars to AIM. The
funds. The Board also took into account      Board considered the benefits realized by
the fact that uninvested cash and cash       AIM as a result of brokerage
collateral from securities lending           transactions executed through "soft
arrangements (collectively, "cash            dollar" arrangements. Under these
balances") of the Fund may be invested in    arrangements, brokerage commissions paid
money market funds advised by AIM pursuant   by the Fund and/or other funds advised by
to the terms of an SEC exemptive order.      AIM are used to pay for research and
The Board found that the Fund may realize    execution services. This research is used
certain benefits upon investing cash         by AIM in making investment decisions for
balances in AIM advised money market         the Fund. The Board concluded that such
funds, including a higher net return,        arrangements were appropriate.
increased liquidity, increased
diversification or decreased transaction     o AIM's financial soundness in light of
costs. The Board also found that the Fund    the Fund's needs. The Board considered
will not receive reduced services if it      whether AIM is financially sound and has
invests its cash balances in such money      the resources necessary to perform its
market funds. The Board noted that, to the   obligations under the Advisory Agreement,
extent the Fund invests in affiliated        and concluded that AIM has the financial
money market funds, AIM has voluntarily      resources necessary to fulfill its
agreed to waive a portion of the advisory    obligations under the Advisory Agreement.
fees it receives from the Fund
attributable to such investment. The Board   o Historical relationship between the Fund
further determined that the proposed         and AIM. In determining whether to
securities lending program and related       continue the Advisory Agreement for the
procedures with respect to the lending       Fund, the Board also considered the prior
Fund is in the best interests of the         relationship between AIM and the Fund, as
lending Fund and its respective              well as the Board's knowledge of AIM's
shareholders. The Board therefore            operations, and concluded that it was
concluded that the investment of cash        beneficial to maintain the current
collateral received in connection with the   relationship, in part, because of such
securities lending program in the money      knowledge. The Board also reviewed the
market funds according to the procedures     general nature of the non-investment
is in the best interests of the lending      advisory services currently performed by
Fund and its respective shareholders.        AIM and its affiliates, such as
                                             administrative, transfer agency and
o Independent written evaluation and         distribution services, and the fees
recommendations of the Fund's Senior         received by AIM and its affiliates for
Officer. The Board noted that, upon their    performing such services. In addition to
direction, the Senior Officer of the Fund,   reviewing such services, the trustees also
who is independent of AIM and AIM's          considered the organizational structure
affiliates, had prepared an independent      employed by AIM and its affiliates to
written evaluation in order to assist the    provide those services. Based on the
Board in determining the reasonableness of   review of these and other factors, the
the proposed management fees of the AIM      Board concluded that AIM and its
Funds, including the Fund. The Board noted   affiliates were qualified to continue to
that the Senior Officer's written            provide non-investment advisory services
evaluation had been relied upon by the       to the Fund, including administrative,
Board in this regard in lieu of a            transfer agency and distribution services,
competitive bidding process. In              and that AIM and its affiliates currently
determining whether to continue the          are providing satisfactory non-investment
Advisory Agreement for the Fund, the Board   advisory services.
considered the Senior Officer's written
evaluation and the recommendation made by    o Other factors and current trends. In
the Senior Officer to the Board that the     determining whether to continue the
Board consider implementing a process to     Advisory Agreement for the Fund, the Board
assist them in more closely monitoring the   considered the fact that AIM, along with
performance of the AIM Funds. The Board      others in the mutual fund industry, is
concluded that it would be advisable to      subject to regulatory inquiries and
implement such a process as soon as          litigation related to a wide range of
reasonably practicable.                      issues. The Board also considered the
                                             governance and compliance reforms being
o Profitability of AIM and its affiliates.   undertaken by AIM and its affiliates,
The Board reviewed information concerning    including maintaining an internal controls
the profitability of AIM's (and its          committee and retaining an independent
affiliates') investment advisory and other   compliance consultant, and the fact that
activities and its financial condition.      AIM has undertaken to cause the Fund to
The Board considered the overall             operate in accordance with certain
profitability of AIM, as well as the         governance policies and practices. The
profitability of AIM in connection with      Board concluded that these actions
managing the Fund. The Board noted that      indicated a good faith effort on the part
AIM's operations remain profitable,          of AIM to adhere to the highest ethical
although increased expenses in recent        standards, and determined that the current
years have reduced AIM's profitability.      regulatory and litigation environment to
Based on the review of the profitability     which AIM is subject should not prevent
of AIM's and its affiliates' investment      the Board from continuing the Advisory
advisory and other activities and its        Agreement for the Fund.
financial condition, the Board concluded
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement
was not excessive.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/05


AIM GLOBAL VALUE FUND

                                             ======================================        ======================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS
                                             For periods ended 12/31/05                    CUMULATIVE TOTAL RETURNS
The following information has been                                                         For periods ended 12/31/05
prepared to provide Institutional Class      Inception                        9.40%
shareholders with a performance overview     5 Years                          9.41         (10/25/05--12/31/05)            6.55%
specific to their holdings. Institutional    1 Year                          11.53
Class shares are offered exclusively to                                                    ======================================
institutional investors, including           ======================================
defined contribution plans that meet                                                       PLEASE NOTE THAT PAST PERFORMANCE IS NOT
certain criteria.                            INSTITUTIONAL CLASS SHARES' INCEPTION         INDICATIVE OF FUTURE RESULTS. MORE RECENT
                                             DATE IS OCTOBER 25, 2005. RETURNS SINCE       RETURNS MAY BE MORE OR LESS THAN THOSE
                                             THAT DATE ARE HISTORICAL RETURNS. ALL         SHOWN. ALL RETURNS ASSUME REINVESTMENT OF
                                             OTHER RETURNS ARE BLENDED RETURNS OF          DISTRIBUTIONS AT NAV. INVESTMENT RETURN
                                             HISTORICAL INSTITUTIONAL CLASS SHARE          AND PRINCIPAL VALUE WILL FLUCTUATE SO
                                             PERFORMANCE AND RESTATED CLASS A SHARE        YOUR SHARES, WHEN REDEEMED, MAY BE WORTH
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE         MORE OR LESS THAN THEIR ORIGINAL COST.
                                             INCEPTION DATE OF INSTITUTIONAL CLASS         SEE FULL REPORT FOR INFORMATION ON
                                             SHARES) AT NET ASSET VALUE AND REFLECT        COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             THE HIGHER RULE 12b-1 FEES APPLICABLE TO      YOUR FUND PROSPECTUS FOR MORE
                                             CLASS A SHARES. CLASS A SHARES' INCEPTION     INFORMATION. FOR THE MOST CURRENT
                                             DATE IS DECEMBER 29, 2000.                    MONTH-END PERFORMANCE, PLEASE CALL
                                                                                           800-451-4246 OR VISIT AIMinvestments.com.
                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS
                                             AT NET ASSET VALUE (NAV). PERFORMANCE OF
                                             INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES
                                             DUE TO DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.



====================================

NASDAQ SYMBOL                  AWSIX

====================================

                                                                                       Over for information on your Fund's expenses.

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

================================================================================

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

                                                    [YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
                                                      --Registered Trademark--                        --Registered Trademark--

AIMinvestments.com                 GLV-INS-1      A I M Distributors, Inc.

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      may use the information in this table,        about hypothetical account values and
                                             together with the amount you invested, to     hypothetical expenses based on the Fund's
As a shareholder of the Fund, you incur      estimate the expenses that you paid over      actual expense ratio and an assumed rate
ongoing costs, including management fees     the period. Simply divide your account        of return of 5% per year before expenses,
and other Fund expenses. This example is     value by $1,000 (for example, an $8,600       which is not the Fund's actual return.
intended to help you understand your         account value divided by $1,000 = 8.6),
ongoing costs (in dollars) of investing      then multiply the result by the number in        The hypothetical account values and
in the Fund and to compare these costs       the table under the heading entitled          expenses may not be used to estimate the
with ongoing costs of investing in other     "Actual Expenses Paid During Period" to       actual ending account balance or expenses
mutual funds. The actual ending account      estimate the expenses you paid on your        you paid for the period. You may use this
value and expenses in the below example      account during the period, October 25,        information to compare the ongoing costs
are based on an investment of $1,000         2005, through December 31, 2005. Because      of investing in the Fund and other funds.
invested on October 25, 2005 (the date       the actual ending account value and           To do so, compare this 5% hypothetical
the share class commenced operations) and    expense information in the example is not     example with the 5% hypothetical examples
held through December 31, 2005. The          based upon a six month period, the ending     that appear in the shareholder reports of
hypothetical ending account value and        account value and expense information may     the other funds.
expenses in the below example are based      not provide a meaningful comparison to
on an investment of $1,000 invested at       mutual funds that provide such                   Please note that the expenses shown in
the beginning of the period and held for     information for a full six month period.      the table are meant to highlight your
the entire six month period July 1, 2005,                                                  ongoing costs only. Therefore, the
through October 31, 2005.                    HYPOTHETICAL EXAMPLE FOR COMPARISON           hypothetical information is useful in
                                             PURPOSES                                      comparing ongoing costs only, and will
ACTUAL EXPENSES                                                                            not help you determine the relative total
                                             The table below also provides information     costs of owning different funds.
The table below provides information
about actual account values and actual
expenses. You




====================================================================================================================================
                                                                                 HYPOTHETICAL
                                                ACTUAL                 (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING            ENDING          EXPENSES           ENDING           EXPENSES          ANNUALIZED
    SHARE         ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING       ACCOUNT VALUE     PAID DURING          EXPENSE
    CLASS          (10/25/05)       (12/31/05)(1)      PERIOD(2)          (12/31/05)       PERIOD(3)            RATIO
Institutional       $1,000.00         $1,065.50          $2.10            $1,019.71          $5.55              1.09%



(1) The actual ending account value is based on the actual total return of the Fund for the period October 25, 2005, through
    December 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses over the six month period July 1, 2005, through October 31,
    2005.

(2) Actual expenses are equal to the annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 68 (October 25, 2005, through December 31, 2005)/365. Because the share class has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

(3) Hypothetical expenses are equal to the annualized as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

====================================================================================================================================

AIMinvestments.com                 GLV-INS-1            A I M Distributors, Inc.

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-50.74%

AUSTRALIA-0.16%

Flight Centre Ltd. (Hotels, Resorts & Cruise
  Lines)(a)                                        37,134   $    275,051
========================================================================

CANADA-14.33%

Barrick Gold Corp. (Gold)                          41,000      1,142,670
------------------------------------------------------------------------
BMTC Group, Inc.-Class A (Homefurnishing
  Retail)                                         131,900      1,815,242
------------------------------------------------------------------------
Cameco Corp. (Coal & Consumable Fuels)             14,100        894,924
------------------------------------------------------------------------
E-L Financial Corp. Ltd. (Multi-Line
  Insurance)                                        8,912      3,886,525
------------------------------------------------------------------------
Energy Savings Income Fund (Gas Utilities)        166,600      2,721,258
------------------------------------------------------------------------
Kinross Gold Corp. (Gold)(b)                      200,000      1,847,583
------------------------------------------------------------------------
Open Text Corp. (Internet Software &
  Services)(b)                                    219,700      3,108,606
------------------------------------------------------------------------
Open Text Corp. (Internet Software &
  Services)(b)                                     39,570        558,333
------------------------------------------------------------------------
Pan-Ocean Energy Corp. Ltd. (Oil & Gas
  Exploration & Production)(b)                    120,500      2,798,469
------------------------------------------------------------------------
Rothmans, Inc. (Tobacco)                           79,300      1,654,073
------------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)         37,000      2,333,425
------------------------------------------------------------------------
TimberWest Forest Corp. (Forest Products)(c)       44,200        585,481
------------------------------------------------------------------------
Westaim Corp. (The) (Industrial
  Conglomerates)(b)                               159,100        585,711
------------------------------------------------------------------------
Westaim Corp. (The) (Industrial
  Conglomerates) (Acquired 06/02/03-07/14/04;
  Cost $226,792)(b)(d)                            116,600        429,252
========================================================================
                                                              24,361,552
========================================================================

FINLAND-1.40%

Nokia Oyj-ADR (Communications Equipment)          130,600      2,389,980
========================================================================

GERMANY-0.85%

Bayerische Motoren Werke A.G. (Automobile
  Manufacturers)(a)                                32,800      1,439,521
========================================================================

HONG KONG-1.55%

Cheung Kong (Holdings) Ltd. (Real Estate
  Management & Development)(a)                    162,000      1,658,007
------------------------------------------------------------------------
Henderson Land Development Co. Ltd. (Real
  Estate Management & Development)(a)             207,000        972,188
========================================================================
                                                               2,630,195
========================================================================

JAPAN-18.52%

Brother Industries, Ltd. (Office
  Electronics)(a)                                 212,000      2,244,389
------------------------------------------------------------------------
Honda Motor Co., Ltd. (Automobile
  Manufacturers)(a)                                15,400        892,596
------------------------------------------------------------------------
Meitec Corp. (Diversified Commercial &
  Professional Services)(a)                       148,200      4,805,607
------------------------------------------------------------------------
Nintendo Co., Ltd. (Home Entertainment
  Software)(a)                                     35,700      4,339,662
------------------------------------------------------------------------
Nipponkoa Insurance Co., Ltd. (Property &
  Casualty Insurance)(a)                          234,000      1,857,385
------------------------------------------------------------------------
NTT DoCoMo, Inc. (Wireless Telecommunication
  Services)(a)                                      2,200      3,369,076
------------------------------------------------------------------------
Olympus Corp. (Health Care Equipment)(a)          149,000      3,901,764
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------
JAPAN-(CONTINUED)

Shimano Inc. (Leisure Products)(a)                 33,000   $    871,589
------------------------------------------------------------------------
Sony Corp. (Consumer Electronics)                  80,100      3,273,823
------------------------------------------------------------------------
Takeda Pharmaceutical Co. Ltd.
  (Pharmaceuticals)(a)                             47,300      2,553,308
------------------------------------------------------------------------
Toyota Industries Corp. (Auto Parts &
  Equipment)(a)                                    93,900      3,390,719
========================================================================
                                                              31,499,918
========================================================================

NETHERLANDS-5.23%

Akzo Nobel N.V. (Diversified Chemicals)(a)         52,600      2,437,754
------------------------------------------------------------------------
Heineken N.V. (Brewers)(a)                        119,200      3,777,841
------------------------------------------------------------------------
Hunter Douglas N.V. (Home Furnishings)             49,100      2,672,681
========================================================================
                                                               8,888,276
========================================================================

NEW ZEALAND-0.89%

Telecom Corp. of New Zealand Ltd. (Integrated
  Telecommunication Services)(a)                  368,400      1,510,992
========================================================================

PERU-0.68%

Compania de Minas Buenaventura S.A.A.-ADR
  (Precious Metals & Minerals)                     41,000      1,160,300
========================================================================

SOUTH KOREA-1.45%

SK Telecom Co., Ltd.-ADR (Wireless
  Telecommunication Services)                     121,500      2,465,235
========================================================================

SWITZERLAND-0.97%

Nestle S.A. (Packaged Foods & Meats)(a)             5,550      1,657,304
========================================================================

UNITED KINGDOM-4.71%

Diageo PLC (Distillers & Vintners)                194,454      2,818,652
------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)          43,700      2,205,976
------------------------------------------------------------------------
Royal Bank of Scotland Group PLC (Diversified
  Banks)(a)                                        27,600        833,432
------------------------------------------------------------------------
Severn Trent PLC (Water Utilities)                 80,653      1,504,196
------------------------------------------------------------------------
Unilever PLC (Packaged Foods & Meats)              65,000        644,714
========================================================================
                                                               8,006,970
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $74,170,467)                            86,285,294
========================================================================

DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-37.37%

APPAREL, ACCESSORIES & LUXURY GOODS-1.27%

Jones Apparel Group, Inc.                          70,500      2,165,760
========================================================================

BROADCASTING & CABLE TV-3.58%

Liberty Media Corp.-Class A(b)                    773,500      6,087,445
========================================================================

COMPUTER STORAGE & PERIPHERALS-1.90%

Lexmark International, Inc.-Class A(b)             72,100      3,232,243
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

DATA PROCESSING & OUTSOURCED SERVICES-0.70%

First Data Corp.                                   27,800   $  1,195,678
========================================================================

HEALTH CARE FACILITIES-1.15%

HealthSouth Corp.(b)                              400,100      1,960,490
========================================================================

HOME FURNISHINGS-2.66%

Ethan Allen Interiors Inc.                        123,600      4,515,108
========================================================================

HYPERMARKETS & SUPER CENTERS-1.45%

Wal-Mart Stores, Inc.                              52,700      2,466,360
========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.43%

BP Prudhoe Bay Royalty Trust                       11,000        732,600
========================================================================

PACKAGED FOODS & MEATS-2.25%

Lancaster Colony Corp.                            103,000      3,816,150
========================================================================

PERSONAL PRODUCTS-0.98%

Avon Products, Inc.                                58,400      1,667,320
========================================================================

PHARMACEUTICALS-1.43%

Merck & Co. Inc.                                   76,600      2,436,646
========================================================================

RAILROADS-0.77%

Union Pacific Corp.                                16,200      1,304,262
========================================================================

REAL ESTATE-0.75%

Rayonier, Inc.                                     31,740      1,264,839
========================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.50%

Tejon Ranch Co.(b)                                 21,300        850,296
========================================================================

                                                 SHARES        VALUE
------------------------------------------------------------------------

REGIONAL BANKS-2.12%

North Fork Bancorp., Inc.                         131,850   $  3,607,416
========================================================================

SOFT DRINKS-1.49%

Coca-Cola Co. (The)                                62,700      2,527,437
========================================================================

SYSTEMS SOFTWARE-3.75%

Microsoft Corp.                                   244,100      6,383,215
========================================================================

THRIFTS & MORTGAGE FINANCE-8.72%

Brookline Bancorp, Inc.                           310,500      4,399,785
------------------------------------------------------------------------
NewAlliance Bancshares, Inc.                      267,800      3,893,812
------------------------------------------------------------------------
Washington Mutual, Inc.                           150,200      6,533,700
========================================================================
                                                              14,827,297
========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.47%

ALLTEL Corp.                                       39,600      2,498,760
========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $63,332,384)                     63,539,322
========================================================================

MONEY MARKET FUNDS-11.96%

Liquid Assets Portfolio-Institutional
  Class(e)                                     10,167,269     10,167,269
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    10,167,269     10,167,269
========================================================================
    Total Money Market Funds (Cost
      $20,334,538)                                            20,334,538
========================================================================
TOTAL INVESTMENTS-100.07% (Cost $157,837,389)                170,159,154
========================================================================
OTHER ASSETS LESS LIABILITIES-(0.07%)                           (111,204)
========================================================================
NET ASSETS-100.00%                                          $170,047,950
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $42,788,185, which represented 25.16% of the Fund's Net Assets. See Note 1A.
(b) Non-income producing security.
(c) Each unit represents one common share, one hundred preferred shares and one subordinate note receipt.
(d) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The value of this security at December 31, 2005 represented 0.25% of the Fund's Net Assets. Unless otherwise indicated, this security is not considered to be illiquid.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $137,502,851)      $149,824,616
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $20,334,538)                             20,334,538
===========================================================
    Total investments (cost $157,837,389)       170,159,154
===========================================================
Foreign currencies, at value (cost
  $1,273,816)                                     1,266,776
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  455,208
-----------------------------------------------------------
  Dividends                                         283,531
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               17,040
-----------------------------------------------------------
Other assets                                         44,820
===========================================================
    Total assets                                172,226,529
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           1,342,261
-----------------------------------------------------------
  Fund shares reacquired                            290,094
-----------------------------------------------------------
  Foreign currency contracts closed                     729
-----------------------------------------------------------
  Foreign currency contracts outstanding            348,976
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 18,755
-----------------------------------------------------------
Accrued distribution fees                            82,315
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              114
-----------------------------------------------------------
Accrued transfer agent fees                          37,292
-----------------------------------------------------------
Accrued operating expenses                           58,043
===========================================================
    Total liabilities                             2,178,579
===========================================================
Net assets applicable to shares outstanding    $170,047,950
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $158,396,352
-----------------------------------------------------------
Undistributed net investment income                (724,755)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities, foreign currencies,
  foreign currency contracts and option
  contracts                                         411,237
-----------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and foreign
  currency contracts                             11,965,116
===========================================================
                                               $170,047,950
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 93,363,139
___________________________________________________________
===========================================================
Class B                                        $ 49,827,053
___________________________________________________________
===========================================================
Class C                                        $ 24,316,006
___________________________________________________________
===========================================================
Institutional Class                            $  2,541,752
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           6,683,002
___________________________________________________________
===========================================================
Class B                                           3,649,033
___________________________________________________________
===========================================================
Class C                                           1,779,462
___________________________________________________________
===========================================================
Institutional Class                                 181,807
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      13.97
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $13.97 divided
      by 94.50%)                               $      14.78
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      13.65
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      13.66
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      13.98
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $148,207)        $ 2,405,380
-------------------------------------------------------------------------
Dividends from affiliated money market funds                      673,560
-------------------------------------------------------------------------
Interest                                                           46,116
=========================================================================
    Total investment income                                     3,125,056
=========================================================================

EXPENSES:

Advisory fees                                                   1,048,456
-------------------------------------------------------------------------
Administrative services fees                                       50,000
-------------------------------------------------------------------------
Custodian fees                                                     49,535
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         193,365
-------------------------------------------------------------------------
  Class B                                                         387,057
-------------------------------------------------------------------------
  Class C                                                         172,371
-------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                 349,224
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                  184
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          18,124
-------------------------------------------------------------------------
Other                                                             191,801
=========================================================================
    Total expenses                                              2,460,117
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                     (71,485)
=========================================================================
    Net expenses                                                2,388,632
=========================================================================
Net investment income                                             736,424
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         6,827,859
-------------------------------------------------------------------------
  Foreign currencies                                              (84,192)
-------------------------------------------------------------------------
  Foreign currency contracts                                    1,857,831
-------------------------------------------------------------------------
  Option contracts written                                         66,007
=========================================================================
                                                                8,667,505
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         4,440,162
-------------------------------------------------------------------------
  Foreign currencies                                               (9,452)
-------------------------------------------------------------------------
  Foreign currency contracts                                     (348,976)
-------------------------------------------------------------------------
  Option contracts written                                         12,101
=========================================================================
                                                                4,093,835
=========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and option contracts              12,761,340
=========================================================================
Net increase in net assets resulting from operations          $13,497,764
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005           2004
-----------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $    736,424    $   (85,059)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and option
    contracts                                                    8,667,505      2,016,014
-----------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and option contracts                               4,093,835      5,419,639
=========================================================================================
    Net increase in net assets resulting from operations        13,497,764      7,350,594
=========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                         (991,871)       (71,026)
-----------------------------------------------------------------------------------------
  Class B                                                         (274,677)        (7,630)
-----------------------------------------------------------------------------------------
  Class C                                                         (132,989)        (3,042)
-----------------------------------------------------------------------------------------
  Institutional Class                                              (19,788)            --
=========================================================================================
    Total distributions from net investment income              (1,419,325)       (81,698)
=========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (4,164,278)    (1,209,975)
-----------------------------------------------------------------------------------------
  Class B                                                       (2,297,671)      (845,773)
-----------------------------------------------------------------------------------------
  Class C                                                       (1,112,363)      (337,438)
-----------------------------------------------------------------------------------------
  Institutional Class                                              (81,019)            --
=========================================================================================
    Total distributions from net realized gains                 (7,655,331)    (2,393,186)
=========================================================================================
    Decrease in net assets resulting from distributions         (9,074,656)    (2,474,884)
=========================================================================================
Share transactions-net:
  Class A                                                       54,843,290     24,355,657
-----------------------------------------------------------------------------------------
  Class B                                                       23,688,469     15,906,396
-----------------------------------------------------------------------------------------
  Class C                                                       13,691,530      6,451,669
-----------------------------------------------------------------------------------------
  Institutional Class                                            2,613,498             --
=========================================================================================
    Net increase in net assets resulting from share
     transactions                                               94,836,787     46,713,722
=========================================================================================
    Net increase in net assets                                  99,259,895     51,589,432
=========================================================================================

NET ASSETS:

  Beginning of year                                             70,788,055     19,198,623
=========================================================================================
  End of year (including undistributed net investment income
    of $(724,755) and $(176,123), respectively)               $170,047,950    $70,788,055
_________________________________________________________________________________________
=========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

H. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

I. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

J. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

K. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

L. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

M. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.85%
-------------------------------------------------------------------
Over $1 billion                                               0.80%
 __________________________________________________________________
===================================================================


    Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.80%
-------------------------------------------------------------------
Next $250 million                                             0.78%
-------------------------------------------------------------------
Next $500 million                                             0.76%
-------------------------------------------------------------------
Next $1.5 billion                                             0.74%
-------------------------------------------------------------------
Next $2.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.68%
-------------------------------------------------------------------
Over $10 billion                                              0.66%
 __________________________________________________________________
===================================================================


    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 1.90%, 2.65%, 2.65% and 1.65% of average daily net assets, respectively, through December 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $66,341.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $1,243.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended December 31, 2005, the Fund paid AISI $349,224 for Class A, Class B and Class C share classes and $184 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2005, the Class A, Class B and Class C shares paid $193,365, $387,057 and $172,371, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2005, ADI advised the Fund that it retained $86,739 in front-end sales commissions from the sale of Class A shares and $3, $19,765, and $2,446 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 7,712,432      $33,832,726       $(31,377,889)         $   --         $10,167,269     $  335,888      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             7,712,432       33,832,726        (31,377,889)             --          10,167,269        337,672          --
===================================================================================================================================
  Total           $15,424,864      $67,665,452       $(62,755,778)         $   --         $20,334,538     $  673,560      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $3,901.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,290 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 7--FOREIGN CURRENCY CONTRACTS

OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------
                                                 CONTRACT TO                           UNREALIZED
                                         ---------------------------                  APPRECIATION
SETTLEMENT DATE         CURRENCY            DELIVER        RECEIVE        VALUE      (DEPRECIATION)
---------------------------------------------------------------------------------------------------
01/20/06         Australian Dollar             280,000   $   207,928   $   205,132     $   2,796
---------------------------------------------------------------------------------------------------
01/20/06         New Zealand Dollar          1,450,000       998,905       988,241        10,664
---------------------------------------------------------------------------------------------------
02/21/06         British Pound Sterling      2,050,000     3,514,930     3,526,586       (11,656)
---------------------------------------------------------------------------------------------------
02/21/06         Euro                        5,400,000     6,331,500     6,411,640       (80,140)
---------------------------------------------------------------------------------------------------
02/21/06         Japanese Yen            2,250,000,000    19,061,335    19,204,578      (143,243)
---------------------------------------------------------------------------------------------------
03/21/06         Canadian Dollar            18,000,000    15,396,459    15,518,312      (121,853)
---------------------------------------------------------------------------------------------------
03/29/06         South Korean Wons       1,300,000,000     1,286,110     1,291,654        (5,544)
===================================================================================================
                                                         $46,797,167   $47,146,143     $(348,976)
___________________________________________________________________________________________________
===================================================================================================

CLOSED FOREIGN CURRENCY CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------
                                       CONTRACT TO
                                    ------------------               REALIZED
CLOSED DATE          CURRENCY       DELIVER   RECEIVE     VALUE     GAIN (LOSS)
-------------------------------------------------------------------------------
10/31/05         Australian Dollar  155,000   $115,103   $115,832      $(729)
_______________________________________________________________________________
===============================================================================

NOTE 8--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                433       $  81,729
------------------------------------------------------------------------------------
Written                                                          370          88,013
------------------------------------------------------------------------------------
Closed                                                          (553)       (116,743)
------------------------------------------------------------------------------------
Exercised                                                       (250)        (52,999)
====================================================================================
End of year                                                       --       $      --
____________________________________________________________________________________
====================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $6,000,969    $2,422,197
--------------------------------------------------------------------------------------
  Long-term capital gain                                       3,073,687        52,687
======================================================================================
Total distributions                                           $9,074,656    $2,474,884
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    426,852
----------------------------------------------------------------------------
Undistributed long-term gain                                          94,952
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            11,174,142
----------------------------------------------------------------------------
Temporary book/tax differences                                       (16,659)
----------------------------------------------------------------------------
Post-October currency loss deferral                                  (27,689)
----------------------------------------------------------------------------
Shares of beneficial interest                                    158,396,352
============================================================================
Total net assets                                                $170,047,950
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales, the recognition of income for tax purposes on certain passive foreign investment companies, realization for tax purposes of unrealized gains on certain foreign currency contracts and the deferral of losses on certain straddles. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(7,673) and foreign currency contracts of $(5,544).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward for the year ended December 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $139,642,375 and $51,068,727, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $14,765,787
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (3,578,428)
===============================================================================
Net unrealized appreciation of investment securities              $11,187,359
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $158,971,795.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, passive foreign investment companies reclassifications, utilization of a portion of the proceeds from redemptions as distributions, partnership items, and distribution reclassifications, on December 31, 2005, undistributed net investment income was increased by $134,269, undistributed net realized gain was decreased by $554,629 and shares of beneficial interest increased by $420,360. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                           CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------
                                                                       2005(a)                        2004
                                                              --------------------------    ------------------------
                                                                SHARES         AMOUNT        SHARES        AMOUNT
--------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,628,084    $ 64,043,288    2,289,921    $28,913,537
--------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,219,043      29,989,281    1,514,229     18,647,078
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      1,244,394      16,870,899      618,798      7,563,706
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         174,838       2,516,045           --             --
====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        350,754       4,903,550       95,009      1,238,925
--------------------------------------------------------------------------------------------------------------------
  Class B                                                        172,250       2,354,649       62,110        794,388
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         85,511       1,169,800       24,725        316,475
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                           7,206         100,807           --             --
====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        150,162       2,088,244       60,173        757,419
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (153,761)     (2,088,237)     (61,312)      (757,419)
====================================================================================================================
Reacquired(c):
  Class A                                                     (1,162,810)    (16,191,792)    (518,218)    (6,554,224)
--------------------------------------------------------------------------------------------------------------------
  Class B                                                       (483,219)     (6,567,224)    (231,753)    (2,777,651)
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (319,351)     (4,349,169)    (121,102)    (1,428,512)
--------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                            (237)         (3,354)          --             --
====================================================================================================================
                                                               6,912,864    $ 94,836,787    3,732,580    $46,713,722
____________________________________________________________________________________________________________________
====================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 9% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)  Institutional Class shares commenced sales on October 25, 2005.
(c) Amount is net of redemption fees of $5,414, $3,133 and $1,376 and $3 for Class A, Class B, Class C shares and Institutional Class shares, respectively, for the year ended December 31, 2005 and $1,773, $1,289 and $566 for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2004.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2005          2004             2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.28       $ 11.74          $ 9.05       $ 9.85       $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.13(a)       0.01(a)(b)      0.01(a)     (0.11)(a)    (0.05)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.38          2.04            2.89        (0.69)       (0.10)
=============================================================================================================================
    Total from investment operations                             1.51          2.05            2.90        (0.80)       (0.15)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.16)        (0.03)          (0.09)       (0.00)       (0.00)
=============================================================================================================================
  Distributions from net realized gains                         (0.66)        (0.48)          (0.12)          --           --
=============================================================================================================================
    Total distributions                                         (0.82)        (0.51)          (0.21)       (0.00)       (0.00)
=============================================================================================================================
Redemption fees added to beneficial interest                     0.00          0.00              --           --           --
=============================================================================================================================
Net asset value, end of period                                $ 13.97       $ 13.28          $11.74       $ 9.05       $ 9.85
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                 11.35%        17.50%          32.15%       (8.08)%      (1.49)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $93,363       $36,092          $9,270       $6,321       $8,725
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 1.62%(d)      2.00%           2.00%        2.00%        1.91%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              1.67%(d)      2.20%           3.12%        2.75%        4.44%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.91%(d)      0.10%(b)        0.14%       (1.16)%      (0.52)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            51%          129%            372%         101%         168%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.02) and (0.14)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $67,221,595.

                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                 YEAR ENDED DECEMBER 31,
                                                              -------------------------------------------------------------
                                                               2005          2004             2003         2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.02       $ 11.57          $ 8.94       $ 9.79       $10.00
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.03(a)      (0.07)(a)(b)    (0.05)(a)    (0.17)(a)   (0.11)(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.34          2.00            2.83        (0.68)      (0.10)
===========================================================================================================================
    Total from investment operations                             1.37          1.93            2.78        (0.85)      (0.21)
===========================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.08)        (0.00)          (0.03)          --       (0.00)
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.66)        (0.48)          (0.12)          --         --
===========================================================================================================================
    Total distributions                                         (0.74)        (0.48)          (0.15)          --       (0.00)
===========================================================================================================================
Redemption fees added to beneficial interest                     0.00          0.00              --           --         --
===========================================================================================================================
Net asset value, end of period                                $ 13.65       $ 13.02          $11.57       $ 8.94       $9.79
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                 10.51%        16.77%          31.26%       (8.68)%     (2.09)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $49,827       $24,675          $7,075       $4,624       $3,613
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.33%(d)      2.65%           2.65%        2.65%      2.57%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.38%(d)      2.85%           3.77%        3.40%      5.10%
===========================================================================================================================
Ratio of net investment income (loss) to average net assets      0.20%(d)     (0.55)%(b)      (0.51)%      (1.81)%     (1.18)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            51%          129%            372%         101%       168%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $38,705,741.

                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------------
                                                               2005          2004             2003         2002         2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 13.03       $ 11.58          $ 8.94       $ 9.79       $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   0.03(a)      (0.07)(a)(b)    (0.05)(a)    (0.17)(a)    (0.11)(a)
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  1.34          2.00            2.84        (0.68)       (0.10)
=============================================================================================================================
    Total from investment operations                             1.37          1.93            2.79        (0.85)       (0.21)
=============================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.08)        (0.00)          (0.03)          --        (0.00)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.66)        (0.48)          (0.12)          --           --
=============================================================================================================================
    Total distributions                                         (0.74)        (0.48)          (0.15)          --        (0.00)
=============================================================================================================================
Redemption fees added to beneficial interest                     0.00          0.00              --           --           --
=============================================================================================================================
Net asset value, end of period                                $ 13.66       $ 13.03          $11.58       $ 8.94       $ 9.79
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(c)                                                 10.50%        16.75%          31.37%       (8.68)%      (2.09)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $24,316       $10,021          $2,853       $1,850       $1,312
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 2.33%(d)      2.65%           2.65%        2.65%        2.57%
-----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              2.38%(d)      2.85%           3.77%        3.40%        5.10%
=============================================================================================================================
Ratio of net investment income (loss) to average net assets      0.20%(d)     (0.55)%(b)      (0.51)%      (1.81)%      (1.18)%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                            51%          129%            372%         101%         168%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.10) and (0.79)%, respectively.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $17,237,066.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                 OCTOBER 25, 2005
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2005
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $13.90
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.04(a)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                0.86
===================================================================================
    Total from investment operations                                    0.90
===================================================================================
Less distributions:
  Dividends from net investment income                                 (0.16)
-----------------------------------------------------------------------------------
  Distributions from net realized gains                                (0.66)
===================================================================================
    Total distributions                                                (0.82)
===================================================================================
Redemption fees added to beneficial interest                            0.00
===================================================================================
Net asset value, end of period                                        $13.98
___________________________________________________________________________________
===================================================================================
Total return(b)                                                         6.48%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $2,542
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        1.09%(c)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     1.14%(c)
===================================================================================
Ratio of net investment income to average net assets                    1.44%(c)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                                                   51%
___________________________________________________________________________________
===================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods for less than one year.
(c)  Ratios are annualized and based on average daily net assets of $984,073.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment

AIM GLOBAL VALUE FUND
advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Global Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM GLOBAL VALUE FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)

                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division

                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation

                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.

                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2005

AIM GLOBAL VALUE FUND



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Senior Vice President and        N/A
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.

                                                  Formerly: Senior Vice President and        N/A
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.

                                                  Formerly: Senior Vice President, AIM       N/A
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

TAX DISCLOSURES

REQUIRED FEDERAL TAX INFORMATION

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 13.11% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $3,501,686 for the Fund's tax year ended December 31, 2005.

 For its tax year ended December 31, 2005, the Fund designates 31.50%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended December 31, 2005, the Fund designates 4.23%, or the maximum amount allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

 The Fund designates qualified short-term capital gain distributions exempt from U.S. income tax for non-resident alien shareholders of $4,579,480 for the Fund's tax year ended December 31, 2005.

 The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 are 71.56%, 69.08%, 64.68% and 62.91%, respectively.

             DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                           FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                     AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(1)           AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                       AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                        AIM Money Market Fund
AIM Dynamics Fund                            AIM International Core Equity Fund           AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(1)      Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                             Premier U.S. Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                                  SECTOR EQUITY                    TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund           AIM High Income Municipal Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund                              AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund                  AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund                       AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                  Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund                    AIM Gold & Precious Metals Fund
AIM Small Cap Growth Fund(1)                 AIM Leisure Fund                                      AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund                AIM Multi-Sector Fund
AIM Summit Fund                              AIM Real Estate Fund(1)                      AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    AIM Technology Fund                          AIM Growth Allocation Fund(2)
AIM Trimark Small Companies Fund             AIM Utilities Fund                           AIM Moderate Allocation Fund
AIM Weingarten Fund                                                                       AIM Moderate Growth Allocation Fund
                                                                                          AIM Moderately Conservative Allocation
                                                                                           Fund

                                                                                                    DIVERSIFIED PORTFOLIOS

                                                                                          AIM Income Allocation Fund
                                                                                          AIM International Allocation Fund

                                             =======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
                                             AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
                                             AND READ IT CAREFULLY BEFORE INVESTING.
                                             =======================================================================================

*Domestic equity and income fund

(1) This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after April 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $128 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $386 billion in assets under management. Data as of December 31, 2005.

AIMinvestments.com                  GLV-AR-1            A I M Distributors, Inc.



                                       YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual     Retirement    Annuities     College    Separately     Offshore    Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds      Products                    Savings    Managed        Products    Management           --Registered Trademark--
                                       Plans      Accounts
---------------------------------------------------------------------------------------

                                            AIM INTERNATIONAL SMALL COMPANY FUND
                               Annual Report to Shareholders o December 31, 2005


                                 [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM INTERNATIONAL SMALL COMPANY FUND SEEKS TO PROVIDE LONG-TERM GROWTH OF
CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          mutual fund performance monitor.             adjustments to be made to the net assets
                                                                                          of the Fund at period end for financial
o Class B shares are not available as an     o The unmanaged MSCI ALL COUNTRY (AC)        reporting purposes, and as such, the net
investment for retirement plans maintained   WORLD FREE EX U.S. GROWTH INDEX is a         asset values for shareholder transactions
pursuant to Section 401 of the Internal      subset of the unmanaged MSCI All Country     and the returns based on those net asset
Revenue Code, including 401(k) plans,        (AC) World Free ex-U.S.A. Index, which       values may differ from the net asset
money purchase pension plans and profit      represents the performance of securities     values and returns reported in the
sharing plans. Plans that had existing       in developed and emerging countries,         Financial Highlights.
accounts invested in Class B shares prior    excluding the United States, covered by
to September 30, 2003, will continue to be   Morgan Stanley Capital International. The    o Industry classifications used in this
allowed to make additional purchases.        Growth portion measures performance of       report are generally according to the
                                             companies with higher price/earnings         Global Industry Classification Standard,
PRINCIPAL RISKS OF INVESTING IN THE FUND     ratios and higher forecasted growth          which was developed by and is the
                                             values. A "free" index represents            exclusive property and a service mark of
o International investing presents certain   investable opportunities for global          Morgan Stanley Capital International Inc.
risks not associated with investing solely   investors, taking into account the local     and Standard & Poor's.
in the United States. These include risks    market restrictions on share ownership by
relating to fluctuations in the value of     foreign investors.                           o The Conference Board is a not-for-profit
the U.S. dollar relative to the values of                                                 organization that conducts research and
other currencies, the custody arrangements   o The unmanaged LIPPER INTERNATIONAL SMALL   publishes information and analysis to help
made for the Fund's foreign holdings,        CAP FUND INDEX represents an average of      businesses strengthen their performance.
differences in accounting, political risks   the performance of international small-cap
and the lesser degree of public              mutual funds tracked by Lipper, Inc., an     The Fund provides a complete list of its
information required to be provided by       independent mutual fund performance          holdings four times in each fiscal year,
non-U.S. companies.                          monitor.                                     at the quarter-ends. For the second and
                                                                                          fourth quarters, the lists appear in the
o Investing in smaller companies involves    o The unmanaged Standard & Poor's            Fund's semiannual and annual reports to
greater risk than investing in more          Composite Index of 500 Stocks (the S&P       shareholders. For the first and third
established companies, such as business      500--Registered Trademark-- INDEX) is an     quarters, the Fund files the lists with
risk, significant stock price fluctuations   index of common stocks frequently used as    the Securities and Exchange Commission
and illiquidity.                             a general measure of U.S. stock market       (SEC) on Form N-Q. The most recent list of
                                             performance.                                 portfolio holdings is available at
o The Fund is nondiversified, which                                                       AIMinvestments.com. From our home page,
increases risks as well as potential         o The Fund is not managed to track the       click on Products & Performance, then
rewards.                                     performance of any particular index,         Mutual Funds, then Fund Overview. Select
                                             including the indexes defined here, and      your Fund from the drop-down menu and
ABOUT INDEXES USED IN THIS REPORT            consequently, the performance of the Fund    click on Complete Quarterly Holdings.
                                             may deviate significantly from the           Shareholders can also look up the Fund's
o The unmanaged MSCI Europe, Australasia     performance of the indexes.                  Forms N-Q on the SEC's Web site at
and the Far East Index (the MSCI                                                          sec.gov. Copies of the Fund's Forms N-Q
EAFE--Registered Trademark-- INDEX) is a     o A direct investment cannot be made in an   may be reviewed and copied at the SEC's
group of foreign securities tracked by       index. Unless otherwise indicated, index     Public Reference Room at 450 Fifth Street,
Morgan Stanley Capital International.        results include reinvested dividends, and    N.W., Washington, D.C. 20549-0102. You can
                                             they do not reflect sales charges.           obtain information on the operation of the
o The unmanaged MSCI WORLD EX USA SMALL      Performance of an index of funds reflects    Public Reference Room, including
CAP INDEX measures securities in the         fund expenses; performance of a market       information about duplicating fee charges,
global developed markets excluding the U.S   index does not.                              by calling 202-942-8090 or 800-732-0330,
with market capitalizations between $200 -                                                or by electronic request at the following
$1,500 million dollars. It is compiled by    OTHER INFORMATION                            e-mail address: publicinfo@sec.gov. The
Morgan Stanley Capital International.                                                     SEC file numbers for the Fund are
                                             o The returns shown in management's          811-01540 and 2-27334.
o The unmanaged LIPPER INTERNATIONAL         discussion of Fund performance are based
SMALL/MID-CAP GROWTH FUND INDEX represents   on net asset values calculated for           A description of the policies and
an average of the performance of the 10      shareholder transactions. Generally          procedures that the Fund uses to determine
largest international small/mid-cap growth   accepted accounting principles require       how to vote proxies
mutual funds tracked by Lipper, Inc., an
independent
                                                                                          Continued on Page 7
                                                                                          ==========================================
                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A Shares                       IEGAX
                                                                                          Class B Shares                       IEGBX
                                                                                          Class C Shares                       IEGCX
                                                                                          ==========================================

=======================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=======================================================================================

NOT FDIC INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

AIMinvestments.com

AIM INTERNATIONAL SMALL COMPANY FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    Although many concerns weighed on investors' minds during
                    the year covered by this report, stocks posted gains for the
       [GRAHAM      period. Domestically, the broad-based S&P 500 Index returned
        PHOTO]      4.91%. Internationally, Morgan Stanley's MSCI World Index
                    rose 9.49%. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market restraint.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
  ROBERT H. GRAHAM  Domestically, energy sector performance far outpaced all other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than developed markets, partially because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
    [WILLIAMSON     diversification of a stock portfolio using the performance
       PHOTO]       data for the year ended December 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

                       A number of key developments affected markets and the MARK H. WILLIAMSON economy in 2005:

                    o Hurricane Katrina, which devastated New Orleans in August, had numerous economic repercussions and dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the year, with the Conference Board crediting the resiliency of the economy, falling gas prices and job growth for this trend.

                    o The nation's gross domestic product (GDP), the broadest
                      measure of economic activity, increased at a healthy rate throughout much of the year. The Bureau of Economic Analysis of the U.S. Department of Commerce reported that the nation's GDP grew at annualized rates of 3.8%, 3.3% and 4.1% for the first, second and third quarters of the year, respectively.

                    o For the second straight year, the economy created 2
                      million new jobs, although job growth was uneven and sometimes did not meet analysts' expectations on a monthly basis.

                    o The Federal Reserve Board (the Fed) continued its
                      tightening policy, raising the key federal funds target rate to 4.25% by the end of the year. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                    o Gasoline prices, which soared to a nationwide average of slightly more than $3.08 per gallon on September 5 following Hurricane Katrina, had dropped by more than 80 cents by mid-December, according to the U.S. Energy Information Administration.

                       For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the year, please turn to Page 3.

                    YOUR FUND

                    Further information about the markets, your Fund, and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments --Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,
                    /S/ ROBERT H. GRAHAM              /S/ MARK H. WILLIAMSON

                    Robert H. Graham                  Mark H. Williamson
                    President & Vice Chair,           President,
                     AIM Funds                         A I M Advisors, Inc.

                    February 9, 2006


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM INTERNATIONAL SMALL COMPANY FUND


                    DEAR FELLOW AIM FUND SHAREHOLDERS:

    [CROCKETT       Having completed a year of transition and change at AIM
      PHOTO]        Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder interests are at the forefront of every decision your board makes. While regulators and fund companies debate the value
 BRUCE L. CROCKETT  of an independent board chair, this structure is working for you. An independent chair can help lead to unbiased decisions and eliminate potential conflicts.

                       Some highlights of 2005 board activity:

                    o Board approval of voluntary fee reductions, which are
                      saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

                    o Board approval for the merger of 14 funds into other AIM funds with similar investment objectives. Eight of these mergers were approved by shareholders of the target funds during 2005. The remaining six are being voted on by shareholders in early 2006. In each case, the goal is for the resulting merged fund to benefit from strengthened management and greater efficiency.

                    o Board approval for portfolio management changes at 11
                      funds, consistent with the goal of organizing management teams around common processes and shared investment views. Again, we hope that these changes will improve fund performance and efficiency.

                       In 2006, your board will continue to focus on reducing
                    costs and shareholder fees and improving portfolio performance, which is not yet as strong as we expect to see it. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                       The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who is retiring this year.

                       Your board welcomes your views. Please mail them to me at
                    AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    February 9, 2006

AIM INTERNATIONAL SMALL COMPANY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                               We seek to minimize stock-specific risk by
                                                                                          building a portfolio that holds a variety
=======================================================================================   of companies that have high earnings
PERFORMANCE SUMMARY                                                                       quality and reasonable valuations. We
                                             ==========================================   typically do not hedge currencies because
Despite higher oil prices and rising         FUND VS. INDEXES                             we believe currency exposure increases the
interest rates in some countries, most                                                    diversification benefit of international
world equity markets posted gains for the    TOTAL RETURNS, 12/31/04--12/31/05,           investing.
year. It was another banner year for         EXCLUDING APPLICABLE SALES CHARGES. IF
international equities as foreign stocks     SALES CHARGES WERE INCLUDED, RETURNS WOULD           We consider selling a security for
outperformed U.S. equities for the fourth    BE LOWER.                                    several reasons, including:
consecutive year.
                                             Class A Shares                      32.21%   o a company's fundamentals deteriorate or
   The Fund outperformed its broad market                                                 it posts disappointing earnings
index, the MSCI EAFE Index, as               Class B Shares                      31.28
international small-cap stocks                                                            o a stock appears to be overvalued
significantly outperformed their large-cap   Class C Shares                      31.28
peers during the reporting period.                                                        o a more attractive opportunity is
Compared with its style-specific index, we   MSCI EAFE Index                              identified.
believe strong stock selection and our       (Broad Market Index)                13.54
ability to identify attractive stocks that                                                MARKET CONDITIONS AND YOUR FUND
are often not followed by many analysts,     MSCI World Ex USA Small Cap
gave us a competitive edge. For long-term    Index (Style-specific Index)        25.04    Although most world markets posted
performance, please turn to pages 6 and 7.                                                positive returns for the year, foreign
                                             MSCI All Country (AC) World Free             equities were once again the performance
                                             Ex U.S. Growth Index                         leaders. Despite a currency headwind from
                                             (Former Style-specific Index)       17.08    a strengthening U.S. dollar, international
                                                                                          stocks outperformed U.S. equities by more
                                             Lipper International Small/                  than a two-to-one margin when calculated
                                             Mid-Cap Growth Fund Index                    in U.S. dollars. In local currency terms,
                                             (Peer Group Index)                  27.70    the differential was even greater. It was
                                                                                          another banner year for international
                                             Lipper International                         small-cap stocks which once again
                                             Small Cap Fund Index                         significantly outperformed their large-cap
                                             (Former Peer Group Index)           23.77    peers during the fiscal year.

                                             SOURCE: LIPPER, INC.                            In Europe, markets rallied amid a low
                                             ==========================================   interest rate environment, attractive
                                                                                          valuations compared to U.S. stocks and
=======================================================================================   corporate profits buoyed by restructuring
                                                                                          and cost cutting measures. In Japan,
HOW WE INVEST                                o accelerating earnings and revenues         stocks climbed to levels not witnessed in
                                                                                          several years as Japan's economy finally
We believe that earnings drive stock         o strong cash flow generation                regained momentum. Japanese corpo-
prices and that companies generating
substantial, repeatable, above average       o high return on invested capital
earnings growth should provide long-term
growth of capital.                           o reasonable valuations.

   Therefore, when selecting stocks for         We use a systematic, stock-by stock
your Fund we look for international          approach, focusing on strengths of
small-cap companies with the following       individual companies, rather than sector
attributes:                                  or country macroeconomic trends. We adhere
                                             to our investment process regardless of
                                             the macroeconomic environment.                                              (continued)

==========================================   ==========================================   ==========================================
                                             PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*
TOP 5 COUNTRIES*
                                             By sector                                     1. Trican Well Service Ltd. (Canada) 3.1%
 1. Canada                           22.3%
                                             Industrials                          24.2%    2. Bijou Brigitte Modische
 2. South Korea                       8.5                                                     Accessoires A.G. (Germany)        1.9
                                             Consumer Discretionary               23.4
 3. United Kingdom                    8.0                                                  3. Total Energy Trust Ltd. (Canada)  1.8
                                             Financials                           13.3
 4. Norway                            6.3                                                  4. Homeserve PLC (United Kingdom)    1.5
                                             Energy                               12.1
 5. Netherlands                       6.2                                                  5. Wajax Income Fund (Canada)        1.5
                                             Information Technology                9.5
TOTAL NET ASSETS            $632.1 MILLION                                                 6. Andritz A.G. (Austria)            1.5
                                             Consumer Staples                      6.1
TOTAL NUMBER OF HOLDINGS*              143                                                 7. Reitmans Ltd. (Canada)
                                             Materials                             4.8        -Class A                          1.3
The Fund's holdings are subject to change,
and there is no assurance that the Fund      Health Care                           1.9     8. Prosafe A.S.A. (Norway)           1.2
will continue to hold any particular
security. *Excluding money market fund       Telecommunication Services            1.1     9. Aalberts Industries N.V.
holdings.                                                                                    (Netherlands)                      1.2
                                             Money Market Funds
                                             Plus Other Assets Less Liabilities    3.6    10. Hyundai Department
                                                                                              Store Co.,Ltd. (South Korea)      1.2

==========================================   ==========================================   ==========================================

AIM INTERNATIONAL SMALL COMPANY FUND

rate earnings also continued to improve,     performance. Aktiv Kapital bought fewer                          JASON T. HOLZER,
while Prime Minister Junichiro Koizumi's     debt portfolios throughout the year and            [HOLZER       Chartered Financial
dramatic election victory resonated well     therefore experienced slower growth.                PHOTO]       Analyst, senior
with investors.                              Shanda Interactive declined on a slowdown                        portfolio manager, is
                                             in earnings growth due to intense                                lead manager of AIM
   Fund performance was broad-based with     competition in the gaming sector. We sold    International Small Company Fund with
all regions registering positive returns     our position in Shanda during the fiscal     respect to the Fund's European and
for the year. Our largest regional           year.                                        Canadian investments. Mr. Holzer joined
allocation was in European stocks. Strong                                                 AIM in 1996. He received a B.A. in
stock selection helped us outperform our        Foreign exchange also proved a drag on    quantitative economics and an M.S. in
style-specific benchmark in Europe,          Fund returns. Although some foreign          engineering-economic systems from Stanford
despite our slightly underweight position    currencies, including the Canadian dollar,   University.
there. We also found compelling investment   Mexican peso and Brazilian real
opportunities in Latin American and          appreciated against the dollar during the                        SHUXIN CAO, Chartered
Canadian markets which were supported by     year, the majority of foreign currencies             [CAO        Financial Analyst,
strong domestic demand and higher            did not. For instance, the euro, British            PHOTO]       portfolio manager, is
commodity prices.                            pound and Japanese yen depreciated against                       lead manager of AIM
                                             the dollar during the reporting period. As                       International Small
   On a comparative basis, Asian holdings    we did not hedge currencies during this      Company Fund with respect to the Fund's
detracted from performance. This was due     fiscal year, Fund returns were dampened by   Asia Pacific and Latin American
to underperformance by select Japanese       this negative currency effect.               investments. He joined AIM in 1997. Mr.
holdings as well as our underweight                                                       Cao graduated from Tianjin Foreign
position in Japanese securities in           IN CLOSING                                   Language Institute with a B.A. in English.
general. Valuations of many small-cap                                                     He also received an M.B.A. from Texas A&M
Japanese stocks have been high in our        The performance of international stocks      University and is a Certified Public
opinion. We also had little exposure to      over the last several years underscores      Accountant.
retail, banking and property stocks--areas   the investment opportunities beyond U.S.
that did well in 2005--as we found           borders. We believe our bottom-up                                BORGE ENDRESEN,
valuations unattractive. Our underweight     investment process allows us to build a           [ENDRESEN      Chartered Financial
in Japan, however, was counterbalanced by    strong portfolio based on world class               PHOTO]       Analyst, portfolio
exposure in other Asian areas that           companies from around the world. Given our                       manager, is manager of
performed well such as Korea, Taiwan and     international focus, we believe your Fund                        AIM International
the Philippines.                             can provide diversification opportunities    Small Company Fund. He joined AIM in 1999
                                             beyond U.S. stocks. We are pleased to once   and graduated summa cum laude from the
   Beyond regional diversity, sector         again provide shareholders with positive     University of Oregon with a B.S. in
performance was also broad-based with        Fund returns for the year and thank you      finance. He also earned an M.B.A. from The
every sector registering double-digit        for your continued participation in AIM      University of Texas at Austin.
returns for the year. With oil prices        International Small Company Fund.
approaching $70 per barrel during the                                                                         RICHARD NIELD,
fiscal year, energy was the highest          The views and opinions expressed in                 [NIELD       Chartered Financial
returning sector. Two of our top five        management's discussion of fund                     PHOTO]       Analyst, portfolio
contributors were Canadian oil companies     performance are those of A I M Advisors,                         manager, is manager of
including TRICAN WELL SERVICES LTD. and      Inc. These views and opinions are subject                        AIM International
TOTAL ENERGY SERVICES TRUST. We find these   to change at any time based on factors       Small Company Fund. Mr. Nield joined AIM
companies attractive as they have strong     such as market an economic conditions.      in 2000. He earned a bachelor of commerce
earnings growth and underlying return on     These views and opinions may not be relied   degree in finance and international
capital coupled with attractive              upon as investment advice or                 business from McGill University in
valuations--characteristics we believe can   recommendations, or as an offer for a        Montreal, Canada.
lead to strong long-term performance.        particular secutity. The information is
                                             not a complete analysis of every aspect of   Assisted by Asia Pacific/Latin America
   Our bottom-up investment approach,        any market, country, industry, security or   Team and Europe/Canada Team
focusing on strengths of individual          the fund. Statements of fact are from
companies, enabled us to outperform our      sources condidered reliable, but A I M
benchmark in nearly all sectors. The Fund    Advisors, Inc. Makes no representation or
continued to have a large weighting in       warranty as to their completeness or
consumer discretionary stocks. Stocks in     accuracy. Although historical performance
this group often have attractive             is no guarantee of future results, these
valuations, good growth prospects and high   insights may help you understand our
cash flow--exactly the type of attributes    inbestment management philosophy.
we look for when selecting stocks for the
portfolio.                                          See important Fund and index
                                                  disclosures inside front cover.                    [RIGHT ARROW GRAPHIC]
   On a stock basis, AKTIV KAPITAL, a
Norwegian collection company and SHANDA                                                   FOR A PRESENTATION OF YOUR FUND'S
INTERACTIVE, a Chinese gaming firm,                                                       LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
detracted from Fund                                                                       AND 7.

AIM INTERNATIONAL SMALL COMPANY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested, to    THE HYPOTHETICAL ACCOUNT VALUES AND
                                             estimate the expenses that you paid over     EXPENSES MAY NOT BE USED TO ESTIMATE THE
As a shareholder of the Fund, you incur      the period. Simply divide your account       ACTUAL ENDING ACCOUNT BALANCE OR EXPENSES
two types of costs: (1) transaction costs,   value by $1,000 (for example, an $8,600      YOU PAID FOR THE PERIOD. YOU MAY USE THIS
which may include sales charges (loads) on   account value divided by $1,000 = 8.6),      INFORMATION TO COMPARE THE ONGOING COSTS
purchase payments; contingent deferred       then multiply the result by the number in    OF INVESTING IN THE FUND AND OTHER FUNDS.
sales charges on redemptions; and            the table under the heading entitled         TO DO SO, COMPARE THIS 5% HYPOTHETICAL
redemption fees, if any; and (2) ongoing     "Actual Expenses Paid During Period" to      EXAMPLE WITH THE 5% HYPOTHETICAL EXAMPLES
costs, including management fees;            estimate the expenses you paid on your       THAT APPEAR IN THE SHAREHOLDER REPORTS OF
distribution and/or service fees (12b-1);    account during this period.                  THE OTHER FUNDS.
and other Fund expenses. This example is
intended to help you understand your         HYPOTHETICAL EXAMPLE FOR COMPARISON             Please note that the expenses shown in
ongoing costs (in dollars) of investing in   PURPOSES                                     the table are meant to highlight your
the Fund and to compare these costs with                                                  ongoing costs only and do not reflect any
ongoing costs of investing in other mutual   The table below also provides information    transactional costs, such as sales charges
funds. The example is based on an            about hypothetical account values and        (loads) on purchase payments, contingent
investment of $1,000 invested at the         hypothetical expenses based on the Fund's    deferred sales charges on redemptions, and
beginning of the period and held for the     actual expense ratio and an assumed rate     redemption fees, if any. Therefore, the
entire period July 1, 2005, through          of return of 5% per year before expenses,    hypothetical information is useful in
December 31, 2005.                           which is not the Fund's actual return. The   comparing ongoing costs only, and will not
                                             Fund's actual cumulative total returns at    help you determine the relative total
ACTUAL EXPENSES                              net asset value after expenses for the six   costs of owning different funds. In
                                             months ended December 31, 2005, appear in    addition, if these transactional costs
The table below provides information about   the table "Cumulative Total Returns" on      were included, your costs would have been
actual account values and actual expenses.   Page 7.                                      higher.
You may use the information in this table,

====================================================================================================================================

                                     ACTUAL                                          HYPOTHETICAL
                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING              ENDING              EXPENSES          ENDING             EXPENSES          ANNUALIZED
SHARE           ACCOUNT VALUE        ACCOUNT VALUE          PAID DURING     ACCOUNT VALUE        PAID DURING         EXPENSE
CLASS             (7/1/05)           (12/31/05)(1)           PERIOD(2)       (12/31/05)           PERIOD(2)           RATIO
  A               $1,000.00            $1,232.20              $ 9.00          $1,017.14            $ 8.13              1.60%
  B                1,000.00             1,226.70               13.19           1,013.36             11.93              2.35
  C                1,000.00             1,227.50               13.19           1,013.36             11.93              2.35

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON    For More Information Visit
                                                                                          IMAGE]       AIMinvestments.com

AIM INTERNATIONAL SMALL COMPANY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT
Fund and index data from 8/31/00

                                                          [MOUNTAIN CHART]
====================================================================================================================================


              AIM               AIM               AIM                       MSCI           MSCI          LIPPER           LIPPER
           INTERNATIONAL     INTERNATIONAL     INTERNATIONAL             ALL COUNTRY     WORLD EX     INTERNATIONAL    INTERNATIONAL
           SMALL COMPANY     SMALL COMPANY     SMALL COMPANY    MSCI      (AC) WORLD     USA SMALL      SMALL CAP      SMALL/MID-CAP
              FUND              FUND              FUND          EAFE     FREE EX U.S.       CAP           FUND            GROWTH
 DATE     CLASS A SHARES    CLASS B SHARES    CLASS C SHARES    INDEX    GROWTH INDEX      INDEX          INDEX         FUND INDEX
8/31/00      $ 9450             $10000            $10000       $10000       $10000        $10000          $10000          $10000
  09/00        8930               9450              9450         9513         9244          9515            9544            9454
  10/00        8250               8720              8730         9288         8720          8844            8890            8743
  11/00        7172               7581              7590         8940         8226          8762            8350            7864
  12/00        7532               7951              7950         9258         8345          8838            8554            8051
  01/01        8146               8591              8600         9253         8487          9098            8678            8163
  02/01        7126               7511              7520         8559         7529          8897            8364            7653
  03/01        6237               6570              6580         7989         6956          8270            7625            6818
  04/01        6577               6931              6930         8544         7436          8986            8044            7151
  05/01        6719               7080              7079         8242         7177          8997            8075            7145
  06/01        6577               6930              6919         7905         6838          8740            7842            6839
  07/01        6502               6850              6839         7761         6657          8390            7541            6539
  08/01        6388               6720              6709         7565         6345          8467            7468            6375
  09/01        5557               5841              5839         6799         5696          7372            6559            5539
  10/01        6076               6381              6379         6973         5940          7736            6842            5805
  11/01        6502               6821              6819         7230         6294          8042            7051            6065
  12/01        6742               7071              7070         7273         6390          7898            7025            6095
  01/02        6752               7071              7070         6886         6096          7750            6874            5954
  02/02        6837               7171              7159         6935         6175          7873            6985            5967
  03/02        7245               7591              7580         7343         6461          8417            7319            6260
  04/02        7379               7731              7720         7358         6476          8666            7502            6303
  05/02        7616               7971              7970         7451         6485          9071            7748            6424
  06/02        7626               7981              7970         7155         6276          8699            7511            6174
  07/02        6932               7251              7240         6448         5619          7992            6889            5597
  08/02        6876               7191              7180         6434         5594          7899            6832            5541
  09/02        6296               6571              6570         5743         5103          7291            6278            5027
  10/02        6410               6691              6690         6051         5395          7231            6313            5083
  11/02        6552               6831              6830         6326         5581          7434            6489            5236
  12/02        6562               6841              6840         6113         5448          7313            6467            5148
  01/03        6638               6911              6910         5858         5213          7234            6368            5030
  02/03        6629               6901              6900         5724         5116          7181            6237            4928
  03/03        6705               6981              6970         5611         5058          7111            6186            4887
  04/03        7227               7511              7510         6161         5487          7763            6780            5325
  05/03        7883               8201              8189         6535         5793          8450            7379            5794
  06/03        8158               8481              8479         6693         5919          8890            7657            5961
  07/03        8481               8801              8799         6855         6020          9159            7900            6179
  08/03        8890               9231              9219         7020         6175          9761            8314            6503
  09/03        9460               9811              9799         7236         6360         10319            8740            6737
  10/03       10438              10821             10809         7687         6736         11142            9363            7317
  11/03       10770              11152             11149         7858         6888         11152            9454            7388
  12/03       11491              11892             11880         8472         7351         11833           10031            7831
  01/04       12034              12452             12439         8592         7510         12342           10482            8099
  02/04       12594              13032             13019         8790         7671         12715           10797            8307
  03/04       12661              13082             13079         8840         7678         13205           11010            8454
  04/04       12233              12642             12629         8640         7413         12734           10785            8234
  05/04       12052              12453             12439         8658         7404         12582           10709            8106
  06/04       12385              12783             12769         8859         7505         13233           11150            8380
  07/04       12090              12463             12459         8571         7220         12649           10766            8006
  08/04       12290              12674             12659         8609         7260         12715           10855            8016
  09/04       12946              13334             13329         8834         7484         13062           11172            8374
  10/04       13497              13905             13889         9136         7730         13609           11532            8625
  11/04       14734              15165             15158         9760         8265         14629           12370            9245
  12/04       15607              16049             16043        10188         8606         15311           12990            9669
  01/05       15859              16302             16297        10001         8432         15547           13195            9729
  02/05       16785              17246             17240        10433         8825         16207           13794           10231
  03/05       16427              16870             16865        10171         8589         15944           13490            9973
  04/05       16002              16423             16418         9932         8395         15494           13166            9705
  05/05       16147              16566             16560         9937         8477         15531           13074            9752
  06/05       16747              17176             17160        10068         8594         15943           13460           10046
  07/05       17837              18271             18256        10377         8913         16636           14116           10610
  08/05       18388              18830             18815        10639         9173         17146           14619           10944
  09/05       19140              19582             19575        11113         9627         17841           15134           11510
  10/05       18118              18526             18520        10789         9287         17191           14593           11006
  11/05       19315              19734             19728        11052         9554         17764           15051           11469
  12/05       20638              20964             21064        11567        10075         19145           16077           12347

====================================================================================================================================

                                                                                                                SOURCE: LIPPER, INC.

Past performance cannot guarantee               This chart, which is a logarithmic           The Fund has elected to use the MSCI
comparable future results.                   chart, presents the fluctuations in the      World Ex USA Small Cap Index as its
                                             value of the Fund and its indexes. We        style-specific index rather than the MSCI
   The data shown in the chart include       believe that a logarithmic chart is more     All Country (AC) World Free Ex U.S. Growth
reinvested distributions, applicable sales   effective than other types of charts in      Index because the MSCI World Ex USA Small
charges, Fund expenses and management        illustrating changes in value during the     Cap Index has a more appropriate fit with
fees. Results for Class B shares are         early years shown in the chart. The          the Fund's cap size. In addition, the Fund
calculated as if a hypothetical              vertical axis, the one that indicates the    has elected to use Lipper International
shareholder had liquidated his entire        dollar value of an investment, is            Small/Mid-Cap Growth Fund Index for a peer
investment in the Fund at the close of the   constructed with each segment representing   group comparison rather than the Lipper
reporting period and paid the applicable     a percent change in the value of the         International Small Cap Fund Index as
contingent deferred sales charges. Index     investment. In this chart, each segment      Lipper recently modified its
results include reinvested dividends, but    represents a doubling, or 100% change, in    global/international classifications to
they do not reflect sales charges.           the value of the investment. In other        include more narrow categories.
Performance of an index of funds reflects    words, the space between $4,000 and $8,000
fund expenses and management fees;           is the same size as the space between
performance of a market index does not.      $8,000 and $16,000 and so on.
Performance shown in the chart and
table(s) does not reflect deduction of
taxes a shareholder would pay on Fund
distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

AIM INTERNATIONAL SMALL COMPANY FUND

==========================================   ==========================================
AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 12/31/05, including applicable sales   6 months ended 12/31/05, excluding
charges                                      applicable sales charges

CLASS A SHARES                               Class A Shares                      23.22%
Inception (8/31/00)                 14.55%
  5 Years                           20.97    Class B Shares                      22.67
  1 Year                            24.95
                                             Class C Shares                      22.75
CLASS B SHARES
Inception (8/31/00)                 14.89%   ==========================================
  5 Years                           21.33
  1 Year                            26.28

CLASS C SHARES
Inception (8/31/00)                 14.99%
  5 Years                           21.52
  1 Year                            30.28

==========================================

   THE PERFORMANCE DATA QUOTED REPRESENT        CLASS A SHARE PERFORMANCE REFLECTS THE       A REDEMPTION FEE OF 2% WILL BE IMPOSED
PAST PERFORMANCE AND CANNOT GUARANTEE        MAXIMUM 5.50% SALES CHARGE, AND CLASS B      ON CERTAIN REDEMPTIONS OR EXCHANGES OUT OF
COMPARABLE FUTURE RESULTS; CURRENT           AND CLASS C SHARE PERFORMANCE REFLECTS THE   THE FUND WITHIN 30 DAYS OF PURCHASE.
PERFORMANCE MAY BE LOWER OR HIGHER. PLEASE   APPLICABLE CONTINGENT DEFERRED SALES         EXCEPTIONS TO THE REDEMPTION FEE ARE
VISIT AIMINVESTMENTS.COM FOR THE MOST        CHARGE (CDSC) FOR THE PERIOD INVOLVED. THE   LISTED IN THE FUND'S PROSPECTUS.
RECENT MONTH-END PERFORMANCE. PERFORMANCE    CDSC ON CLASS B SHARES DECLINES FROM 5%
FIGURES REFLECT REINVESTED DISTRIBUTIONS,    BEGINNING AT THE TIME OF PURCHASE TO 0% AT      HAD THE ADVISOR NOT WAIVED FEES AND/OR
CHANGES IN NET ASSET VALUE AND THE EFFECT    THE BEGINNING OF THE SEVENTH YEAR. THE       REIMBURSED EXPENSES IN THE PAST,
OF THE MAXIMUM SALES CHARGE UNLESS OTHER-    CDSC ON CLASS C SHARES IS 1% FOR THE FIRST   PERFORMANCE WOULD HAVE BEEN LOWER.
WISE STATED. INVESTMENT RETURN AND           YEAR AFTER PURCHASE.
PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOU
MAY HAVE A GAIN OR LOSS WHEN YOU SELL           THE PERFORMANCE OF THE FUND'S SHARE
SHARES.                                      CLASSES WILL DIFFER DUE TO DIFFERENT SALES
                                             CHARGE STRUCTURES AND CLASS EXPENSES.


                                                                                          Continued from inside front cover

                                                                                          relating to portfolio securities is
                                                                                          available without charge, upon request,
                                                                                          from our Client Services department at
                                                                                          800-959-4246 or on the AIM Web site,
                                                                                          AIMinvestments.com. On the home page,
                                                                                          scroll down and click on AIM Funds Proxy
                                                                                          Policy. The information is also available
                                                                                          on the SEC's Web site, sec.gov.

                                                                                          Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                                                                          securities during the 12 months ended June
                                                                                          30, 2005, is available at our Web site. Go
                                                                                          to AIMinvestments.com, access the About Us
                                                                                          tab, click on Required Notices and then

AIM INTERNATIONAL SMALL COMPANY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE
EVALUATION

The Board of Trustees of AIM Funds Group     o The quality of services to be provided     funds advised by other advisors with
(the "Board") oversees the management of     by AIM. The Board reviewed the credentials   investment strategies comparable to those
AIM International Small Company Fund (the    and experience of the officers and           of the Fund that the Board reviewed. The
"Fund") and, as required by law,             employees of AIM who will provide            Board noted that AIM has agreed to waive
determines annually whether to approve the   investment advisory services to the Fund.    advisory fees of the Fund and to limit the
continuance of the Fund's advisory           In reviewing the qualifications of AIM to    Fund's total operating expenses, as
agreement with A I M Advisors, Inc.          provide investment advisory services, the    discussed below. Based on this review, the
("AIM"). Based upon the recommendation of    Board reviewed the qualifications of AIM's   Board concluded that the advisory fee rate
the Investments Committee of the Board,      investment personnel and considered such     for the Fund under the Advisory Agreement
which is comprised solely of independent     issues as AIM's portfolio and product        was fair and reasonable.
trustees, at a meeting held on June 30,      review process, various back office
2005, the Board, including all of the        support functions provided by AIM and        o Expense limitations and fee waivers. The
independent trustees, approved the           AIM's equity and fixed income trading        Board noted that AIM has contractually
continuance of the advisory agreement (the   operations. Based on the review of these     agreed to waive advisory fees of the Fund
"Advisory Agreement") between the Fund and   and other factors, the Board concluded       through December 31, 2009 to the extent
AIM for another year, effective July 1,      that the quality of services to be           necessary so that the advisory fees
2005.                                        provided by AIM was appropriate and that     payable by the Fund do not exceed a
                                             AIM currently is providing satisfactory      specified maximum advisory fee rate, which
   The Board considered the factors          services in accordance with the terms of     maximum rate includes breakpoints and is
discussed below in evaluating the fairness   the Advisory Agreement.                      based on net asset levels. The Board
and reasonableness of the Advisory                                                        considered the contractual nature of this
Agreement at the meeting on June 30, 2005    o The performance of the Fund relative to    fee waiver and noted that it remains in
and as part of the Board's ongoing           comparable funds. The Board reviewed the     effect until December 31, 2009. The Board
oversight of the Fund. In their              performance of the Fund during the past      noted that AIM has contractually agreed to
deliberations, the Board and the             one and three calendar years against the     waive fees and/or limit expenses of the
independent trustees did not identify any    performance of funds advised by other        Fund through December 31, 2005 in an
particular factor that was controlling,      advisors with investment strategies          amount necessary to limit total annual
and each trustee attributed different        comparable to those of the Fund. The Board   operating expenses to a specified
weights to the various factors.              noted that the Fund's performance in such    percentage of average daily net assets for
                                             periods was above the median performance     each class of the Fund. The Board
   One of the responsibilities of the        of such comparable funds. Based on this      considered the contractual nature of this
Senior Officer of the Fund, who is           review, the Board concluded that no          fee waiver/expense limitation and noted
independent of AIM and AIM's affiliates,     changes should be made to the Fund and       that it remains in effect until December
is to manage the process by which the        that it was not necessary to change the      31, 2005. The Board considered the effect
Fund's proposed management fees are          Fund's portfolio management team at this     these fee waivers/expense limitations
negotiated to ensure that they are           time.                                        would have on the Fund's estimated
negotiated in a manner which is at arm's                                                  expenses and concluded that the levels of
length and reasonable. To that end, the      o The performance of the Fund relative to    fee waivers/expense limitations for the
Senior Officer must either supervise a       indices. The Board reviewed the              Fund were fair and reasonable.
competitive bidding process or prepare an    performance of the Fund during the past
independent written evaluation. The Senior   one and three calendar years against the     o Breakpoints and economies of scale. The
Officer has recommended an independent       performance of the Lipper International      Board reviewed the structure of the Fund's
written evaluation in lieu of a              Small/Medium Growth Index. The Board noted   advisory fee under the Advisory Agreement,
competitive bidding process and, upon the    that the Fund's performance in such          noting that it does not include any
direction of the Board, has prepared such    periods was above the performance of such    breakpoints. The Board considered whether
an independent written evaluation. Such      Index. Based on this review, the Board       it would be appropriate to add advisory
written evaluation also considered certain   concluded that no changes should be made     fee breakpoints for the Fund or whether,
of the factors discussed below. In           to the Fund and that it was not necessary    due to the nature of the Fund and the
addition, as discussed below, the Senior     to change the Fund's portfolio management    advisory fee structures of comparable
Officer made certain recommendations to      team at this time.                           funds, it was reasonable to structure the
the Board in connection with such written                                                 advisory fee without breakpoints. Based on
evaluation.                                  o Meeting with the Fund's portfolio          this review, the Board concluded that it
                                             managers and investment personnel. With      was not necessary to add advisory fee
   The discussion below serves as a          respect to the Fund, the Board is meeting    breakpoints to the Fund's advisory fee
summary of the Senior Officer's              periodically with such Fund's portfolio      schedule. The Board reviewed the level of
independent written evaluation and           managers and/or other investment personnel   the Fund's advisory fees, and noted that
recommendations to the Board in connection   and believes that such individuals are       such fees, as a percentage of the Fund's
therewith, as well as a discussion of the    competent and able to continue to carry      net assets, would remain constant under
material factors and the conclusions with    out their responsibilities under the         the Advisory Agreement because the
respect thereto that formed the basis for    Advisory Agreement.                          Advisory Agreement does not include any
the Board's approval of the Advisory                                                      breakpoints. The Board noted that AIM has
Agreement. After consideration of all of     o Overall performance of AIM. The Board      contractually agreed to waive advisory
the factors below and based on its           considered the overall performance of AIM    fees of the Fund through December 31, 2009
informed business judgment, the Board        in providing investment advisory and         to the extent necessary so that the
determined that the Advisory Agreement is    portfolio administrative services to the     advisory fees payable by the Fund do not
in the best interests of the Fund and its    Fund and concluded that such performance     exceed a specified maximum advisory fee
shareholders and that the compensation to    was satisfactory.                            rate, which maximum rate includes
AIM under the Advisory Agreement is fair                                                  breakpoints and is based on net asset
and reasonable and would have been           o Fees relative to those of clients of AIM   levels. The Board concluded that the
obtained through arm's length                with comparable investment strategies. The   Fund's fee levels under the Advisory
negotiations.                                Board noted that AIM does not serve as an    Agreement therefore would not reflect
                                             advisor to other mutual funds or other       economies of scale, although the advisory
o The nature and extent of the advisory      clients with investment strategies           fee waiver reflects economies of scale.
services to be provided by AIM. The Board    comparable to those of the Fund.
reviewed the services to be provided by
AIM under the Advisory Agreement. Based on   o Fees relative to those of comparable
such review, the Board concluded that the    funds with other advisors. The Board
range of services to be provided by AIM      reviewed the advisory fee rate for the
under the Advisory Agreement was             Fund under the Advisory Agreement. The
appropriate and that AIM currently is        Board compared effective contractual
providing services in accordance with the    advisory fee rates at a common asset level
terms of the Advisory Agreement.             and noted that the Fund's rate was
                                             comparable to the median rate of the                                        (continued)

AIM INTERNATIONAL SMALL COMPANY FUND

o Investments in affiliated money market     o Benefits of soft dollars to AIM. The
funds. The Board also took into account      Board considered the benefits realized by
the fact that uninvested cash and cash       AIM as a result of brokerage transactions
collateral from securities lending           executed through "soft dollar"
arrangements (collectively, "cash            arrangements. Under these arrangements,
balances") of the Fund may be invested in    brokerage commissions paid by the Fund
money market funds advised by AIM pursuant   and/or other funds advised by AIM are used
to the terms of an SEC exemptive order.      to pay for research and execution
The Board found that the Fund may realize    services. This research is used by AIM in
certain benefits upon investing cash         making investment decisions for the Fund.
balances in AIM advised money market         The Board concluded that such arrangements
funds, including a higher net return,        were appropriate.
increased liquidity, increased
diversification or decreased transaction     o AIM's financial soundness in light of
costs. The Board also found that the Fund    the Fund's needs. The Board considered
will not receive reduced services if it      whether AIM is financially sound and has
invests its cash balances in such money      the resources necessary to perform its
market funds. The Board noted that, to the   obligations under the Advisory Agreement,
extent the Fund invests in affiliated        and concluded that AIM has the financial
money market funds, AIM has voluntarily      resources necessary to fulfill its
agreed to waive a portion of the advisory    obligations under the Advisory Agreement.
fees it receives from the Fund
attributable to such investment. The Board   o Historical relationship between the Fund
further determined that the proposed         and AIM. In determining whether to
securities lending program and related       continue the Advisory Agreement for the
procedures with respect to the lending       Fund, the Board also considered the prior
Fund is in the best interests of the         relationship between AIM and the Fund, as
lending Fund and its respective              well as the Board's knowledge of AIM's
shareholders. The Board therefore            operations, and concluded that it was
concluded that the investment of cash        beneficial to maintain the current
collateral received in connection with the   relationship, in part, because of such
securities lending program in the money      knowledge. The Board also reviewed the
market funds according to the procedures     general nature of the non-investment
is in the best interests of the lending      advisory services currently performed by
Fund and its respective shareholders.        AIM and its affiliates, such as
                                             administrative, transfer agency and
o Independent written evaluation and         distribution services, and the fees
recommendations of the Fund's Senior         received by AIM and its affiliates for
Officer. The Board noted that, upon their    performing such services. In addition to
direction, the Senior Officer of the Fund,   reviewing such services, the trustees also
who is independent of AIM and AIM's          considered the organizational structure
affiliates, had prepared an independent      employed by AIM and its affiliates to
written evaluation in order to assist the    provide those services. Based on the
Board in determining the reasonableness of   review of these and other factors, the
the proposed management fees of the AIM      Board concluded that AIM and its
Funds, including the Fund. The Board noted   affiliates were qualified to continue to
that the Senior Officer's written            provide non-investment advisory services
evaluation had been relied upon by the       to the Fund, including administrative,
Board in this regard in lieu of a            transfer agency and distribution services,
competitive bidding process. In              and that AIM and its affiliates currently
determining whether to continue the          are providing satisfactory non-investment
Advisory Agreement for the Fund, the Board   advisory services.
considered the Senior Officer's written
evaluation and the recommendation made by    o Other factors and current trends. In
the Senior Officer to the Board that the     determining whether to continue the
Board consider implementing a process to     Advisory Agreement for the Fund, the Board
assist them in more closely monitoring the   considered the fact that AIM, along with
performance of the AIM Funds. The Board      others in the mutual fund industry, is
concluded that it would be advisable to      subject to regulatory inquiries and
implement such a process as soon as          litigation related to a wide range of
reasonably practicable.                      issues. The Board also considered the
                                             governance and compliance reforms being
o Profitability of AIM and its affiliates.   undertaken by AIM and its affiliates,
The Board reviewed information concerning    including maintaining an internal controls
the profitability of AIM's (and its          committee and retaining an independent
affiliates') investment advisory and other   compliance consultant, and the fact that
activities and its financial condition.      AIM has undertaken to cause the Fund to
The Board considered the overall             operate in accordance with certain
profitability of AIM, as well as the         governance policies and practices. The
profitability of AIM in connection with      Board concluded that these actions
managing the Fund. The Board noted that      indicated a good faith effort on the part
AIM's operations remain profitable,          of AIM to adhere to the highest ethical
although increased expenses in recent        standards, and determined that the current
years have reduced AIM's profitability.      regulatory and litigation environment to
Based on the review of the profitability     which AIM is subject should not prevent
of AIM's and its affiliates' investment      the Board from continuing the Advisory
advisory and other activities and its        Agreement for the Fund.
financial condition, the Board concluded
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement
was not excessive.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/05

AIM INTERNATIONAL SMALL COMPANY FUND

                                             =======================================       ======================================

INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS
                                             For periods ended 12/31/05                    For periods ended 12/31/05
The following information has been
prepared to provide Institutional            Inception                       15.79%        (10/25/05-12/31/05)            14.19%
Class shareholders with a performance        5 Years                         22.35
overview specific to their holdings.         1 Year                          32.34         ======================================
Institutional Class shares are offered
exclusively to institutional                 =======================================       PLEASE NOTE THAT PAST PERFORMANCE IS
investors, including defined                                                               NOT INDICATIVE OF FUTURE RESULTS. MORE
contribution plans that meet certain         INSTITUTIONAL CLASS SHARES' INCEPTION         RECENT RETURNS MAY BE MORE OR LESS
criteria.                                    DATE IS OCTOBER 25, 2005. RETURNS             THAN THOSE SHOWN. ALL RETURNS ASSUME
                                             SINCE THAT DATE ARE HISTORICAL                REINVESTMENT OF DISTRIBUTIONS AT NAV.
                                             RETURNS. ALL OTHER RETURNS ARE BLENDED        INVESTMENT RETURN AND PRINCIPAL VALUE
                                             RETURNS OF HISTORICAL INSTITUTIONAL           WILL FLUCTUATE SO YOUR SHARES, WHEN
                                             CLASS SHARE PERFORMANCE AND RESTATED          REDEEMED, MAY BE WORTH MORE OR LESS
                                             CLASS A SHARE PERFORMANCE (FOR PERIODS        THAN THEIR ORIGINAL COST. SEE FULL
                                             PRIOR TO THE INCEPTION DATE OF                REPORT FOR INFORMATION ON COMPARATIVE
                                             INSTITUTIONAL CLASS SHARES) AT NET            BENCHMARKS. PLEASE CONSULT YOUR FUND
                                             ASSET VALUE AND REFLECT THE HIGHER            PROSPECTUS FOR MORE INFORMATION. FOR
                                             RULE 12b-1 FEES APPLICABLE TO CLASS A         THE MOST CURRENT MONTH-END
                                             SHARES. CLASS A SHARES' INCEPTION DATE        PERFORMANCE, PLEASE CALL 800-451-4246
                                             IS AUGUST 31, 2000.                           OR VISIT AIMINVESTMENTS.COM.

                                                  INSTITUTIONAL CLASS SHARES HAVE
                                             NO SALES CHARGE; THEREFORE,
                                             PERFORMANCE IS AT NET ASSET VALUE
                                             (NAV). PERFORMANCE OF INSTITUTIONAL
                                             CLASS SHARES WILL DIFFER FROM
                                             PERFORMANCE OF OTHER SHARE CLASSES DUE
                                             TO DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.

=========================================

NASDAQ SYMBOL                  IEGIX

=========================================

                                                                                       Over for information on your Fund's expenses.

====================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

====================================================================================

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


                                                        [YOUR GOALS. OUR SOLUTIONS.]             [AIM INVESTMENTS LOGO APPEARS HERE]
                                                          --Registered Trademark--                      --Registered Trademark--

AIMinvestments.com                 ISC-INS-1      A I M Distributors, Inc.

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      with the amount you invested, to              expense ratio and an assumed rate of
                                             estimate the expenses that you paid           return of 5% per year before expenses,
As a shareholder of the Fund, you            over the period. Simply divide your           which is not the Fund's actual return.
incur ongoing costs, including               account value by $1,000 (for example,
management fees and other Fund               an $8,600 account value divided by                 The hypothetical account values
expenses. This example is intended to        $1,000 = 8.6), then multiply the              and expenses may not be used to
help you understand your ongoing costs       result by the number in the table             estimate the actual ending account
(in dollars) of investing in the Fund        under the heading entitled "Actual            balance or expenses you paid for the
and to compare these costs with              Expenses Paid During Period" to               period. You may use this information
ongoing costs of investing in other          estimate the expenses you paid on your        to compare the ongoing costs of
mutual funds. The actual ending              account during the period, October 25,        investing in the Fund and other funds.
account value and expenses in the            2005, through December 31, 2005.              To do so, compare this 5% hypothetical
below example are based on an                Because the actual ending account             example with the 5% hypothetical
investment of $1,000 invested on             value and expense information in the          examples that appear in the
October 25, 2005 (the date the share         example is not based upon a six month         shareholder reports of the other
class commenced operations), and held        period, the ending account value and          funds.
through December 31, 2005. The               expense information may not provide a
hypothetical ending account value and        meaningful comparison to mutual funds              Please note that the expenses
expenses in the below example are            that provide such information for a           shown in the table are meant to
based on an investment of $1,000             full six month period.                        highlight your ongoing costs only.
invested at the beginning of the                                                           Therefore, the hypothetical
period and held for the entire six           HYPOTHETICAL EXAMPLE FOR                      information is useful in comparing
month period July 1, 2005, through           COMPARISON PURPOSES                           ongoing costs only, and will not help
December 31, 2005.                                                                         you determine the relative total costs
                                             The table below also provides                 of owning different funds.
ACTUAL EXPENSES                              information about hypothetical account
                                             values and hypothetical expenses based
The table below provides information         on the Fund's actual
about actual account values and actual
expenses. You may use the information
in this table, together

====================================================================================================================================

                                                                                      HYPOTHETICAL
                                                      ACTUAL                (5% ANNUAL RETURN BEFORE EXPENSES)

                         BEGINNING          ENDING               EXPENSES        ENDING               EXPENSES       ANNUALIZED
    SHARE              ACCOUNT VALUE     ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE         PAID DURING       EXPENSE
    CLASS              (10/25/05)        (12/31/05)(1)           PERIOD(2)     (12/31/05)            PERIOD(3)         RATIO
Institutional          $1,000.00         $1,141.90                $2.33         $1,019.31              $5.96           1.17%


(1)  The actual ending account value is based on the actual total return of the Fund for the period October 25, 2005, through
     December 31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the
     Fund's expense ratio and a hypothetical annual return of 5% before expenses over the six month period July 1, 2005, through
     December 31, 2005.

(2)  Actual expenses are equal to the annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 68 (October 25, 2005, through December 31, 2005)/365. Because the share class has not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.

(3)  Hypothetical expenses are equal to the annualized as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing the Institutional Class shares of the Fund and other funds because such data is based on a full six month period.

====================================================================================================================================

AIMinvestments.com       ISC-INS-1      A I M Distributors, Inc.

AIM INTERNATIONAL SMALL COMPANY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                 SHARES        VALUE
------------------------------------------------------------------------
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-96.42%

AUSTRALIA-2.24%

Computershare Ltd. (Data Processing &
  Outsourced Services)(a)                         815,000   $  4,055,978
------------------------------------------------------------------------
CSL Ltd. (Biotechnology)(a)                       143,900      4,469,894
------------------------------------------------------------------------
Ramsay Health Care Ltd. (Health Care
  Facilities)(a)                                  425,900      2,976,352
------------------------------------------------------------------------
Toll Holdings Ltd. (Trucking)(a)                  242,100      2,635,915
========================================================================
                                                              14,138,139
========================================================================

AUSTRIA-1.49%

Andritz A.G. (Industrial Machinery)                85,500      9,398,200
========================================================================

BELGIUM-0.79%

EVS Broadcast Equipment S.A. (Communications
  Equipment)(a)                                   146,960      4,995,649
========================================================================

BRAZIL-5.42%

Banco Nossa Caixa S.A. (Regional Banks)
  (Acquired 10/27/05; Cost $1,278,198)(b)          93,900      1,401,493
------------------------------------------------------------------------
Banco Nossa Caixa S.A. (Regional Banks)           124,700      1,861,194
------------------------------------------------------------------------
Cosan S.A. Industria e Comercio (Packaged
  Foods & Meats) (Acquired 11/17/05; Cost
  $1,540,786)(b)(c)                                70,400      2,051,213
------------------------------------------------------------------------
Cosan S.A. Industria e Comercio (Packaged
  Foods & Meats)(c)                                82,100      2,392,111
------------------------------------------------------------------------
Cyrela Brazil Realty S.A. (Homebuilding)(a)       174,200      2,362,875
------------------------------------------------------------------------
Cyrela Brazil Realty S.A.-GDR (Homebuilding)
  (Acquired 09/21/05; Cost $1,171,104)(b)(d)       17,915      2,454,634
------------------------------------------------------------------------
Localiza Rent a Car S.A. (Trucking)(a)            295,200      3,587,071
------------------------------------------------------------------------
Lojas Americanas S.A.-Pfd. (General
  Merchandise Stores)(a)                          160,400      4,870,891
------------------------------------------------------------------------
Net Servicos de Comunicacao S.A.-Pfd.
  (Broadcasting & Cable TV)(a)(c)              10,493,682      4,791,908
------------------------------------------------------------------------
Perdigao S.A.-Pfd. (Packaged Foods &
  Meats)(a)                                       134,700      4,601,665
------------------------------------------------------------------------
Tim Participacoes S.A.-ADR (Wireless
  Telecommunication Services)                     153,900      3,890,592
========================================================================
                                                              34,265,647
========================================================================

CANADA-22.28%

Aastra Technologies Ltd. (Communications
  Equipment)(c)                                   227,700      7,266,188
------------------------------------------------------------------------
ADDENDA Capital Inc. (Investment Banking &
  Brokerage) (Acquired 12/03/04; Cost
  $2,847,571)(b)(e)                               200,000      5,410,287
------------------------------------------------------------------------
AKITA Drilling Ltd.-Class A (Oil & Gas
  Drilling)                                       161,640      3,364,603
------------------------------------------------------------------------
Aur Resources Inc. (Diversified Metals &
  Mining)                                         397,400      4,026,640
------------------------------------------------------------------------
Badger Income Fund (Construction &
  Engineering)                                    264,140      3,975,959
------------------------------------------------------------------------
BMTC Group, Inc.-Class A (Homefurnishing
  Retail)                                         147,564      2,030,814
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------

CANADA-(CONTINUED)

Bonnett's Energy Services Trust (Oil & Gas
  Equipment & Services)                           191,000   $  3,293,953
------------------------------------------------------------------------
Calfrac Well Services Ltd. (Diversified
  Metals & Mining)                                 93,000      3,223,723
------------------------------------------------------------------------
Canaccord Capital Inc. (Investment Banking &
  Brokerage)                                      405,000      5,187,038
------------------------------------------------------------------------
Canam Group Inc.-Class A (Steel) (Acquired
  03/18/05; Cost $2,870,694)(b)(c)                600,000      3,643,558
------------------------------------------------------------------------
Canam Group Inc.-Class A (Steel)(c)                93,800        569,609
------------------------------------------------------------------------
Crew Energy Inc. (Oil & Gas Exploration &
  Production)(c)                                  347,400      5,587,803
------------------------------------------------------------------------
FirstService Corp. (Diversified Commercial &
  Professional Services)(c)                       181,600      4,661,056
------------------------------------------------------------------------
Gammon Lake Resources Inc. (Precious Metals &
  Minerals)(c)                                    186,000      2,209,410
------------------------------------------------------------------------
Groupe Laperriere & Verreault Inc.-Class A
  (Industrial Machinery)                          296,600      4,706,924
------------------------------------------------------------------------
Kingsway Financial Services Inc. (Property &
  Casualty Insurance)                             302,200      6,108,464
------------------------------------------------------------------------
Mega Bloks Inc. (Leisure Products)(c)             118,000      2,803,337
------------------------------------------------------------------------
Miranda Technologies Inc. (Communications
  Equipment) (Acquired 11/30/05; Cost
  $3,369,272)(b)(c)(e)                            350,000      4,094,271
------------------------------------------------------------------------
Miranda Technologies Inc. (Communications
  Equipment)(c)                                    40,000        467,917
------------------------------------------------------------------------
Peak Energy Services Trust (Oil & Gas
  Equipment & Services)                           317,000      3,585,541
------------------------------------------------------------------------
Reitmans (Canada) Ltd.-Class A (Apparel
  Retail)                                         555,000      8,177,490
------------------------------------------------------------------------
Sherritt International Corp. (Diversified
  Metals & Mining)                                802,000      6,967,315
------------------------------------------------------------------------
Stantec Inc. (Construction & Engineering)(c)      121,900      4,167,835
------------------------------------------------------------------------
Total Energy Trust Ltd. (Oil & Gas Equipment
  & Services)                                     785,990     11,472,777
------------------------------------------------------------------------
Trican Well Service Ltd. (Oil & Gas Equipment
  & Services)(c)                                  408,240     19,664,063
------------------------------------------------------------------------
Wajax Income Fund (Industrial Machinery)          366,870      9,690,846
------------------------------------------------------------------------
Western Lakota Energy Services Inc. (Oil &
  Gas Drilling)(c)                                300,000      4,479,615
========================================================================
                                                             140,837,036
========================================================================

CHINA-1.70%

China Mengniu Dairy Co. Ltd. (Packaged Foods
  & Meats)(a)                                   4,296,000      3,649,709
------------------------------------------------------------------------
FU JI Food & Catering Services
  (Restaurants)(a)                              2,639,000      4,308,869
------------------------------------------------------------------------
Suntech Power Holdings Co., Ltd.-ADR
  (Electrical Components & Equipment)(c)           18,978        517,151
------------------------------------------------------------------------

AIM INTERNATIONAL SMALL COMPANY FUND


                                                 SHARES        VALUE
------------------------------------------------------------------------
CHINA-(CONTINUED)

Xinyi Glass Holding Co. Ltd. (Auto Parts &
  Equipment)(a)                                 9,786,000   $  2,246,895
========================================================================
                                                              10,722,624
========================================================================

FRANCE-4.21%

Eiffage S.A. (Construction & Engineering)(a)       50,055      5,410,588
------------------------------------------------------------------------
Elior (Restaurants)(a)                            399,300      5,245,574
------------------------------------------------------------------------
Euler Hermes S.A. (Property & Casualty
  Insurance)(a)                                    61,420      5,541,219
------------------------------------------------------------------------
Trigano S.A. (Leisure Products)                   116,550      5,190,722
------------------------------------------------------------------------
Zodiac S.A. (Aerospace & Defense)(c)               81,200      5,214,978
========================================================================
                                                              26,603,081
========================================================================

GERMANY-4.28%

Bijou Brigitte Modische Accessoires A.G.
  (Apparel, Accessories & Luxury Goods)(a)         43,550     11,827,548
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)
  (Acquired 01/30/02-05/19/03; Cost
  $390,508)(a)(b)                                   8,470      2,471,653
------------------------------------------------------------------------
Puma A.G. Rudolf Dassler Sport (Footwear)(a)        1,849        539,561
------------------------------------------------------------------------
Rheinmetall A.G. (Industrial Conglomerates)        74,161      4,675,988
------------------------------------------------------------------------
Techem A.G. (Diversified Commercial &
  Professional Services)(c)                       167,380      7,509,992
========================================================================
                                                              27,024,742
========================================================================

GREECE-4.04%

Germanos S.A. (Computer & Electronics Retail)     339,032      5,739,491
------------------------------------------------------------------------
Intralot S.A. (Casinos & Gaming)(a)               310,400      5,442,586
------------------------------------------------------------------------
Jumbo S.A. (Leisure Products)(a)                  382,500      4,140,317
------------------------------------------------------------------------
Motor Oil (Hellas) Corinth Refineries S.A.
  (Oil & Gas Refining & Marketing)(a)             153,600      3,608,527
------------------------------------------------------------------------
Titan Cement Co. S.A. (Construction
  Materials)(a)                                   161,200      6,590,500
========================================================================
                                                              25,521,421
========================================================================

HONG KONG-4.37%

AAC Acoustic Technology Holdings Inc.
  (Communications Equipment) (Acquired
  08/03/05; Cost $448,668)(a)(b)(c)             1,264,600        772,704
------------------------------------------------------------------------
AAC Acoustic Technology Holdings Inc.
  (Communications Equipment)(a)(c)              5,072,000      3,099,125
------------------------------------------------------------------------
Hengan International Group Co. Ltd. (Personal
  Products)(a)                                  5,188,000      5,884,908
------------------------------------------------------------------------
Link REIT (The) (Real Estate)(c)                1,353,000      2,565,127
------------------------------------------------------------------------
Parkson Retail Group Ltd. (Department Stores)
  (Acquired 11/23/05; Cost $508,763)(b)(c)        398,500        719,532
------------------------------------------------------------------------
Parkson Retail Group Ltd. (Department
  Stores)(c)                                    1,050,000      1,895,881
------------------------------------------------------------------------
Regal Hotels International Holdings Ltd.
  (Hotels, Resorts & Cruise Lines)(a)          40,896,000      2,890,185
------------------------------------------------------------------------
Solomon Systech International Ltd.
  (Semiconductors)(a)                          11,354,000      4,710,831
------------------------------------------------------------------------
Techtronic Industries Co. Ltd. (Household
  Appliances) (Acquired 04/24/02-04/29/02;
  Cost $40,716)(a)(b)                             100,000        237,983
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------

HONG KONG-(CONTINUED)

Techtronic Industries Co. Ltd. (Household
  Appliances)(a)                                  500,000   $  1,189,916
------------------------------------------------------------------------
Wing Hang Bank Ltd. (Diversified Banks)(a)        510,000      3,672,011
========================================================================
                                                              27,638,203
========================================================================

INDIA-1.34%

Bharat Forge Ltd. (Auto Parts & Equipment)(a)     531,950      4,653,840
------------------------------------------------------------------------
HDFC Bank Ltd. (Diversified Banks)(a)             244,000      3,843,498
========================================================================
                                                               8,497,338
========================================================================

IRELAND-0.99%

FBD Holdings PLC (Multi-Line Insurance)           144,900      6,288,651
========================================================================

JAPAN-4.64%

ARGO GRAPHICS Inc. (IT Consulting & Other
  Services)(a)                                    134,400      4,097,761
------------------------------------------------------------------------
EXEDY Corp. (Auto Parts & Equipment)(a)           221,700      6,119,667
------------------------------------------------------------------------
NEOMAX Co., Ltd. (Electrical Components &
  Equipment)(a)                                   150,000      4,895,704
------------------------------------------------------------------------
NGK Insulators, Ltd. (Industrial
  Machinery)(a)                                   417,000      6,179,065
------------------------------------------------------------------------
Optoelectronics Co., Ltd. (Electronic
  Equipment Manufacturers)(a)                      88,200      3,260,498
------------------------------------------------------------------------
Pasona Inc. (Human Resource & Employment
  Services)(a)                                      1,280      3,087,892
------------------------------------------------------------------------
Take and Give Needs Co., Ltd. (Specialized
  Consumer Services)(a)(c)                          1,000      1,661,181
========================================================================
                                                              29,301,768
========================================================================

MEXICO-2.23%

Corporacion GEO, S.A. de C.V.-Series B
  (Homebuilding)(c)                             1,171,900      4,133,200
------------------------------------------------------------------------
Grupo Financiero Banorte S.A. de C.V.-Class O
  (Diversified Banks)                           1,616,500      3,387,314
------------------------------------------------------------------------
TV Azteca, S.A. de C. V.-CPO (Broadcasting &
  Cable TV)                                     3,900,000      2,567,599
------------------------------------------------------------------------
Urbi, Desarrollos Urbanos, S.A. de C.V.
  (Homebuilding)(c)                               581,600      4,020,466
========================================================================
                                                              14,108,579
========================================================================

NETHERLANDS-6.16%

Aalberts Industries N.V. (Industrial
  Conglomerates)(a)                               146,621      7,784,754
------------------------------------------------------------------------
Ballast Nedam N.V.-Dutch Ctfs. (Construction
  & Engineering)(c)                               120,129      4,728,639
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering) (Acquired 09/20/04-12/10/04;
  Cost $2,797,582)(a)(b)                           76,700      6,436,666
------------------------------------------------------------------------
Koninklijke BAM Groep N.V. (Construction &
  Engineering)(a)                                  71,400      5,991,890
------------------------------------------------------------------------
Nutreco Holding N.V. (Agricultural
  Products)(a)                                    109,800      4,849,446
------------------------------------------------------------------------
Smit Internationale N.V. (Marine Ports &
  Services)(a)                                     65,400      4,280,093
------------------------------------------------------------------------

AIM INTERNATIONAL SMALL COMPANY FUND


                                                 SHARES        VALUE
------------------------------------------------------------------------
NETHERLANDS-(CONTINUED)

USG People N.V. (Human Resource & Employment
  Services)(a)                                    114,700   $  4,861,074
========================================================================
                                                              38,932,562
========================================================================

NORWAY-6.33%

Acta Holding A.S.A. (Diversified Capital
  Markets)                                      2,132,200      5,654,865
------------------------------------------------------------------------
Aktiv Kapital A.S.A. (Specialized Finance)(a)     173,954      2,654,257
------------------------------------------------------------------------
Petroleum Geo-Services A.S.A. (Oil & Gas
  Equipment & Services)(a)(c)                     227,100      7,029,516
------------------------------------------------------------------------
Prosafe A.S.A. (Oil & Gas Equipment &
  Services)                                       183,800      7,802,098
------------------------------------------------------------------------
Schibsted A.S.A. (Publishing)(a)                  115,700      3,441,060
------------------------------------------------------------------------
TGS Nopec Geophysical Co. A.S.A. (Oil & Gas
  Equipment & Services)(a)(c)                     144,780      6,820,893
------------------------------------------------------------------------
Tomra Systems A.S.A. (Environmental &
  Facilities Services)(a)                         919,700      6,587,360
========================================================================
                                                              39,990,049
========================================================================

PHILIPPINES-0.44%

Philippine Long Distance Telephone Co.
  (Integrated Telecommunication Services)(a)       81,500      2,793,132
========================================================================

PORTUGAL-0.30%

Mota-Engil, SGPS, S.A. (Construction &
  Engineering)(a)                                 500,000      1,923,827
========================================================================

SINGAPORE-0.00%

Citiraya Industries Ltd. (Environmental &
  Facilities Services)(c)(e)(f)                 4,106,000             25
========================================================================

SOUTH AFRICA-1.04%

Massmart Holdings Ltd. (Hypermarkets & Super
  Centers)                                        804,600      6,567,774
========================================================================

SOUTH KOREA-8.54%

Charm E&T Co., Ltd. (Industrial
  Machinery)(a)(c)                                475,000      2,693,166
------------------------------------------------------------------------
Cheil Communications Inc. (Advertising)(a)         16,170      3,511,427
------------------------------------------------------------------------
CJ Corp. (Packaged Foods & Meats)(a)(c)            26,610      2,733,452
------------------------------------------------------------------------
Daegu Bank (Regional Banks)(a)(c)                 274,000      4,107,228
------------------------------------------------------------------------
Daekyo Co., Ltd. (Publishing)(a)                   28,700      2,233,294
------------------------------------------------------------------------
Daesang Corp. (Packaged Foods & Meats)(a)(c)      287,000      4,070,652
------------------------------------------------------------------------
DS LCD Co., Ltd. (Semiconductor
  Equipment)(a)(c)                                 62,678        505,469
------------------------------------------------------------------------
Emerging Memory & Logic Solutions Inc.
  (Semiconductors)(a)                             150,342      2,665,993
------------------------------------------------------------------------
Hyundai Department Store Co., Ltd.
  (Department Stores)(a)(c)                        91,900      7,718,677
------------------------------------------------------------------------
Hyundai Mipo Dockyard Co., Ltd.
  (Construction, Farm Machinery & Heavy
  Trucks)(a)(c)                                    71,710      4,332,716
------------------------------------------------------------------------
Lotte Confectionery Co., Ltd. (Packaged Foods
  & Meats)(a)(c)                                    1,276      1,500,389
------------------------------------------------------------------------
NHN Corp. (Internet Software &
  Services)(a)(c)                                  22,300      5,885,904
------------------------------------------------------------------------
Taegu Department Store Co., Ltd. (Department
  Stores)(a)                                      140,000      2,642,034
------------------------------------------------------------------------

                                                 SHARES        VALUE
------------------------------------------------------------------------

SOUTH KOREA-(CONTINUED)

Techno Semichem Co., Ltd. (Commodity
  Chemicals)(a)(c)                                231,750   $  2,948,415
------------------------------------------------------------------------
Woongjin Coway Co., Ltd. (Housewares &
  Specialties)(a)(c)                              274,000      6,442,694
========================================================================
                                                              53,991,510
========================================================================

SWEDEN-0.35%

Hexagon A.B.-Class B (Industrial
  Machinery)(a)                                    74,000      2,208,132
========================================================================

SWITZERLAND-1.78%

Amazys Holding A.G. (Diversified Commercial &
  Professional Services)                           81,329      4,778,234
------------------------------------------------------------------------
Banque Cantonale Vaudoise (Regional Banks)(a)      10,300      2,962,812
------------------------------------------------------------------------
Saurer A.G. (Industrial Machinery)(a)              52,700      3,512,814
========================================================================
                                                              11,253,860
========================================================================

TAIWAN-2.71%

Asia Optical Co., Inc. (Photographic
  Products)(a)                                    707,263      4,855,709
------------------------------------------------------------------------
Catcher Technology Co., Ltd. (Computer
  Storage & Peripherals)(a)                       549,260      4,369,783
------------------------------------------------------------------------
Hotai Motor Co. Ltd. (Automobile
  Manufacturers)(a)                               869,000      2,126,854
------------------------------------------------------------------------
Tripod Technology Corp. (Electronic Equipment
  Manufacturers)(a)                             1,537,000      4,443,375
------------------------------------------------------------------------
Wistron Corp. (Computer Hardware)(a)(c)         1,080,000      1,352,826
========================================================================
                                                              17,148,547
========================================================================

THAILAND-0.73%

Siam Commercial Bank PCL (Diversified
  Banks)(a)                                     3,653,000      4,630,250
========================================================================

UNITED KINGDOM-8.02%

Admiral Group PLC (Property & Casualty
  Insurance) (Acquired 09/23/04; Cost
  $985,230)(b)                                    199,900      1,564,872
------------------------------------------------------------------------
Admiral Group PLC (Property & Casualty
  Insurance)                                      435,200      3,406,865
------------------------------------------------------------------------
Balfour Beatty PLC (Construction &
  Engineering)                                    458,600      2,808,916
------------------------------------------------------------------------
Findel PLC (Catalog Retail)                       222,900      1,907,910
------------------------------------------------------------------------
Hikma Pharmaceuticals PLC (Pharmaceuticals)
  (Acquired 11/01/05; Cost $3,594,014)(b)(c)      700,000      4,874,607
------------------------------------------------------------------------
Homeserve PLC (Diversified Commercial &
  Professional Services)                          467,400      9,738,398
------------------------------------------------------------------------
Informa PLC (Publishing)                          782,859      5,842,217
------------------------------------------------------------------------
Kensington Group PLC (Thrifts & Mortgage
  Finance)(a)                                     384,720      6,126,875
------------------------------------------------------------------------
NDS Group PLC-ADR (Application Software)(c)        98,300      4,045,045
------------------------------------------------------------------------
NETeller PLC (Specialized Finance)(a)(c)          209,000      2,644,854
------------------------------------------------------------------------
Savills PLC (Other Diversified Financial
  Services)                                       294,225      5,036,830
------------------------------------------------------------------------
Sportingbet PLC (Casinos & Gaming)(a)             458,328      2,711,140
========================================================================
                                                              50,708,529
========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $419,902,378)                          609,489,275
========================================================================

AIM INTERNATIONAL SMALL COMPANY FUND


                                                 SHARES        VALUE
------------------------------------------------------------------------

MONEY MARKET FUNDS-2.46%

Liquid Assets Portfolio-Institutional
  Class(g)                                      7,770,836   $  7,770,836
------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(g)     7,770,836      7,770,836
========================================================================
    Total Money Market Funds (Cost
      $15,541,672)                                            15,541,672
========================================================================
TOTAL INVESTMENTS-98.88% (Cost $435,444,050)                 625,030,947
========================================================================
OTHER ASSETS LESS LIABILITIES-1.12%                            7,058,490
========================================================================
NET ASSETS-100.00%                                          $632,089,437
________________________________________________________________________
========================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
CPO    - Certificates of Ordinary Participation
Ctfs   - Certificates
GDR    - Global Depositary Receipt
Pfd.   - Preferred

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $322,019,415, which represented 50.95% of the Fund's Net Assets. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate value of these securities at December 31, 2005 was $36,133,473, which represented 5.72% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Non-income producing security.
(d) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The value of this security at December 31, 2005 represented 0.39% of the Fund's Net Assets. See Note 1A.
(e) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate value of these securities at December 31, 2005 was $9,504,583, which represented 1.50% of the Fund's Net Assets. See Note 1A.
(f) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at the time of purchase. The value of this security considered illiquid at December 31, 2005 represented 0.00% of the Fund's Net Assets.
(g) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 2.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $419,902,378)      $609,489,275
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $15,541,672)                             15,541,672
===========================================================
    Total investments (cost $435,444,050)       625,030,947
===========================================================
Foreign currencies, at value (cost
  $11,225,796)                                   11,302,563
-----------------------------------------------------------
Receivables for:
  Investments sold                                  837,649
-----------------------------------------------------------
  Fund shares sold                                  843,139
-----------------------------------------------------------
  Dividends                                       1,232,646
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               24,477
-----------------------------------------------------------
Other assets                                         76,028
===========================================================
    Total assets                                639,347,449
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           4,141,823
-----------------------------------------------------------
  Fund shares reacquired                          2,424,551
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 33,928
-----------------------------------------------------------
Accrued distribution fees                           255,350
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              153
-----------------------------------------------------------
Accrued transfer agent fees                         118,280
-----------------------------------------------------------
Accrued operating expenses                          283,927
===========================================================
    Total liabilities                             7,258,012
===========================================================
Net assets applicable to shares outstanding    $632,089,437
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $431,863,080
-----------------------------------------------------------
Undistributed net investment income                (602,393)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                     11,173,187
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies             189,655,563
===========================================================
                                               $632,089,437
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $451,629,762
___________________________________________________________
===========================================================
Class B                                        $ 76,626,229
___________________________________________________________
===========================================================
Class C                                        $102,861,192
___________________________________________________________
===========================================================
Institutional Class                            $    972,254
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          22,013,297
___________________________________________________________
===========================================================
Class B                                           3,840,798
___________________________________________________________
===========================================================
Class C                                           5,157,320
___________________________________________________________
===========================================================
Institutional Class                                  47,391
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      20.52
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $20.52 / 94.50%)       $      21.71
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      19.95
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      19.94
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      20.52
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $854,076)        $  9,665,795
--------------------------------------------------------------------------
Dividends from affiliates                                          729,388
--------------------------------------------------------------------------
Interest                                                            42,927
==========================================================================
    Total investment income                                     10,438,110
==========================================================================

EXPENSES:

Advisory fees                                                    4,891,684
--------------------------------------------------------------------------
Administrative services fees                                       140,293
--------------------------------------------------------------------------
Custodian fees                                                     682,737
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          979,597
--------------------------------------------------------------------------
  Class B                                                          656,745
--------------------------------------------------------------------------
  Class C                                                          819,334
--------------------------------------------------------------------------
Transfer agent fees -- A, B and C                                  977,065
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                    13
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           28,805
--------------------------------------------------------------------------
Other                                                              373,187
==========================================================================
    Total expenses                                               9,549,460
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (173,459)
==========================================================================
    Net expenses                                                 9,376,001
==========================================================================
Net investment income                                            1,062,109
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (Net of tax on the sale of foreign
    investments of $(10,905) - Note 1H)                         38,533,915
--------------------------------------------------------------------------
  Foreign currencies                                              (542,033)
==========================================================================
                                                                37,991,882
==========================================================================
Change in net unrealized appreciation of:
  Investment securities (Net of change in estimated tax of
    foreign investments held of $107,133 - Note 1H)            105,135,079
--------------------------------------------------------------------------
  Foreign currencies                                                48,226
==========================================================================
                                                               105,183,305
==========================================================================
Net gain from investment securities and foreign currencies     143,175,187
==========================================================================
Net increase in net assets resulting from operations          $144,237,296
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM INTERNATIONAL SMALL COMPANY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $  1,062,109    $   (696,913)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                  37,991,882       6,090,933
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                          105,183,305      59,972,406
==========================================================================================
    Net increase in net assets resulting from operations       144,237,296      65,366,426
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,100,904)        (60,067)
------------------------------------------------------------------------------------------
  Institutional Class                                               (1,979)             --
==========================================================================================
    Total distributions from net investment income              (1,102,883)        (60,067)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (16,860,092)     (3,378,922)
------------------------------------------------------------------------------------------
  Class B                                                       (2,943,799)       (646,759)
------------------------------------------------------------------------------------------
  Class C                                                       (3,937,571)       (626,531)
------------------------------------------------------------------------------------------
  Institutional Class                                              (26,076)             --
==========================================================================================
    Total distributions from net realized gains                (23,767,538)     (4,652,212)
==========================================================================================
    Decrease in net assets resulting from distributions        (24,870,421)     (4,712,279)
==========================================================================================
Share transactions-net:
  Class A                                                      108,444,997     126,403,770
------------------------------------------------------------------------------------------
  Class B                                                       13,612,615      22,472,939
------------------------------------------------------------------------------------------
  Class C                                                       36,376,030      30,787,540
------------------------------------------------------------------------------------------
  Institutional Class                                              950,433              --
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              159,384,075     179,664,249
==========================================================================================
    Net increase in net assets                                 278,750,950     240,318,396
==========================================================================================

NET ASSETS:

  Beginning of year                                            353,338,487     113,020,091
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(602,393) and $(21,967), respectively)         $632,089,437    $353,338,487
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM INTERNATIONAL SMALL COMPANY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM International Small Company Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification plans is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

AIM INTERNATIONAL SMALL COMPANY FUND


       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is recorded as an increase in shareholder capital by the Fund and is allocated among the share classes based on the relative net assets of each class.

H. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

I. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

AIM INTERNATIONAL SMALL COMPANY FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.95% of the Fund's average daily net assets.

    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                               RATE
----------------------------------------------------------------------
First $250 million                                              0.935%
----------------------------------------------------------------------
Next $250 million                                               0.91%
----------------------------------------------------------------------
Next $500 million                                               0.885%
----------------------------------------------------------------------
Next $1.5 billion                                               0.86%
----------------------------------------------------------------------
Next $2.5 billion                                               0.835%
----------------------------------------------------------------------
Next $2.5 billion                                               0.81%
----------------------------------------------------------------------
Next $2.5 billion                                               0.785%
----------------------------------------------------------------------
Over $10 billion                                                0.76%
 _____________________________________________________________________
======================================================================


    AIM has also contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C and Institutional Class shares to 1.90%, 2.65%, 2.65% and 1.65% of average daily net assets, respectively, through December 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $153,257.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $2,430.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $140,293.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended December 31, 2005, the Fund paid AISI $977,065 for Class A, Class B and Class C share classes and $13 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Through June 30, 2005, during the periods the Fund was offered on a limited basis, ADI had agreed to waive 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended December 31, 2005, the Class A, Class B and Class C shares paid $979,597, $656,745 and $819,334, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2005, ADI advised the Fund that it

AIM INTERNATIONAL SMALL COMPANY FUND

retained $172,425 in front-end sales commissions from the sale of Class A shares and $2,442, $57,733 and $46,780 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                          CHANGE IN
                                                                          UNREALIZED
                           VALUE        PURCHASES        PROCEEDS        APPRECIATION        VALUE       DIVIDEND     REALIZED
FUND                     12/31/04        AT COST        FROM SALES      (DEPRECIATION)     12/31/05       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
Portfolio-Institutional
  Class                 $14,652,276    $106,188,079    $(113,069,519)       $  --         $7,770,836     $362,884       $  --
--------------------------------------------------------------------------------------------------------------------------------
STIC Prime
Portfolio-Institutional
  Class                 14,652,276      106,188,079     (113,069,519)          --          7,770,836     366,504           --
================================================================================================================================
  Subtotal              $29,304,552    $212,376,158    $(226,139,038)       $  --         $15,541,672    $729,388       $  --
================================================================================================================================


INVESTMENTS IN OTHER AFFILIATES:

The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended December 31, 2005.

                                                                          CHANGE IN
                                                                          UNREALIZED
                           VALUE        PURCHASES        PROCEEDS        APPRECIATION        VALUE       DIVIDEND     REALIZED
ISSUER                   12/31/04        AT COST        FROM SALES      (DEPRECIATION)     12/31/05       INCOME     GAIN (LOSS)
--------------------------------------------------------------------------------------------------------------------------------
Transat A.T.
  Inc.-Class A          $1,390,635     $  2,408,108    $  (3,047,258)     $(659,423)      $       --     $    --      $(92,062)
================================================================================================================================
  Total                 $30,695,187    $214,784,266    $(229,186,296)     $(659,423)      $15,541,672    $729,388     $(92,062)
________________________________________________________________________________________________________________________________
================================================================================================================================

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $1,030,614.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $17,772.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $5,631 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM INTERNATIONAL SMALL COMPANY FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005           2004
---------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $ 2,445,088    $1,464,397
---------------------------------------------------------------------------------------
Long-term capital gain                                         22,425,329     3,247,882
=======================================================================================
Total distributions                                           $24,870,417    $4,712,279
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  3,390,485
----------------------------------------------------------------------------
Undistributed long-term gain                                       8,899,858
----------------------------------------------------------------------------
Unrealized appreciation -- investments                           188,410,852
----------------------------------------------------------------------------
Temporary book/tax differences                                       (28,410)
----------------------------------------------------------------------------
Post-October currency loss deferral                                 (446,428)
----------------------------------------------------------------------------
Shares of beneficial interest                                    431,863,080
============================================================================
Total net assets                                                $632,089,437
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales and the recognition of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments amount includes appreciation on foreign currencies of $68,666.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund did not have a capital loss carryforward for the year ended December 31, 2005.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $431,589,621 and $289,553,497, respectively.

AIM INTERNATIONAL SMALL COMPANY FUND

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $191,943,664
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (3,601,478)
==============================================================================
Net unrealized appreciation of investment securities             $188,342,186
______________________________________________________________________________
==============================================================================

Cost of investments for tax purposes is $436,688,761.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, excise taxes paid and foreign capital gain tax and the use of proceeds from redemptions as distributions, on December 31, 2005, undistributed net investment income was decreased by $539,652, undistributed net realized gain was decreased by $2,594,061 and shares of beneficial interest increased by $3,133,713. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

    As of March 14, 2005, the Fund's shares are offered on a limited basis.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------
                                                                        2005(A)                         2004
                                                              ---------------------------    ---------------------------
                                                                SHARES         AMOUNT          SHARES         AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     12,734,728    $ 223,813,862    16,386,746    $ 224,397,563
------------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,431,141       24,129,493     2,424,445       32,530,604
------------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,092,473       52,315,760     3,054,037       40,985,997
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                          46,064          923,638            --               --
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        760,981       15,354,062       171,758        2,658,846
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        139,800        2,745,691        40,784          617,885
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        187,018        3,671,151        39,308          595,120
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                           1,389           28,054            --               --
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        167,278        3,006,246       124,568        1,742,784
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (171,587)      (3,006,246)     (127,016)      (1,742,784)
========================================================================================================================
Reacquired:(c)
  Class A                                                     (7,583,280)    (133,729,173)   (7,975,559)    (102,395,423)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (590,477)     (10,256,323)     (697,463)      (8,932,766)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,147,180)     (19,610,881)     (843,079)     (10,793,577)
------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                             (62)          (1,259)           --               --
========================================================================================================================
                                                               9,068,286    $ 159,384,075    12,598,529    $ 179,664,249
________________________________________________________________________________________________________________________
========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 15% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)  Institutional Class shares commenced operations on October 25, 2005.
(c) Amount is net of redemption fees of $12,551, $2,096, $2,574 and $2 for Class A, Class B, Class C, and Institutional Class shares, respectively, for the year ended December 31, 2005 and $22,491, $3,963 and $3,254 for Class A, Class B and Class C shares, respectively, for the year ended December 31, 2004.

AIM INTERNATIONAL SMALL COMPANY FUND


NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                          CLASS A
                                                              ----------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                              ----------------------------------------------------------------
                                                                2005           2004          2003          2002         2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  16.17       $  12.08       $  6.91       $ 7.10       $  7.97
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    0.07          (0.03)(a)     (0.04)(a)    (0.06)(a)     (0.08)(a)
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   5.12           4.34          5.24        (0.13)        (0.76)
==============================================================================================================================
    Total from investment operations                              5.19           4.31          5.20        (0.19)        (0.84)
==============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.05)         (0.00)        (0.03)          --         (0.03)
------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.79)         (0.22)           --           --            --
==============================================================================================================================
    Total distributions                                          (0.84)         (0.22)        (0.03)          --         (0.03)
==============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00          0.00           --            --
==============================================================================================================================
Net asset value, end of period                                $  20.52       $  16.17       $ 12.08       $ 6.91       $  7.10
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  32.21%         35.83%        75.10%       (2.68)%      (10.48)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $451,630       $257,579       $87,269       $9,703       $ 5,202
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.61%(c)       1.83%         2.00%        2.01%         2.02%
------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.64%(c)       1.85%         2.35%        3.03%         4.55%
==============================================================================================================================
Ratio of net investment income (loss) to average net assets       0.42%(c)      (0.19)%       (0.46)%      (0.85)%       (1.12)%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             60%            87%           93%         118%          145%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $367,236,495.

                                                                                           CLASS B
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2005          2004          2003          2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.81       $ 11.89       $  6.84       $  7.07       $   7.95
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)        (0.11)(a)     (0.10)(a)     (0.11)(a)      (0.13)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.98          4.25          5.15         (0.12)         (0.75)
===============================================================================================================================
    Total from investment operations                              4.93          4.14          5.05         (0.23)         (0.88)
===============================================================================================================================
Less distributions from net realized gains                       (0.79)        (0.22)           --            --             --
===============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.00          0.00            --             --
===============================================================================================================================
Net asset value, end of period                                $  19.95       $ 15.81       $ 11.89       $  6.84       $   7.07
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  31.28%        34.94%        73.83%        (3.25)%       (11.07)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 76,626       $47,942       $16,543       $ 3,918       $  2,016
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.35%(c)      2.48%         2.65%         2.66%          2.72%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.38%(c)      2.50%         3.00%         3.68%          5.25%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.32)%(c)    (0.84)%       (1.11)%       (1.50)%        (1.83)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             60%           87%           93%          118%           145%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $65,674,463.

AIM INTERNATIONAL SMALL COMPANY FUND

                                                                                           CLASS C
                                                              -----------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              -----------------------------------------------------------------
                                                                2005          2004          2003          2002           2001
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  15.81       $ 11.89       $  6.83       $  7.07       $   7.95
-------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.05)        (0.11)(a)     (0.10)(a)     (0.11)(a)      (0.13)(a)
-------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   4.97          4.25          5.16         (0.13)         (0.75)
===============================================================================================================================
    Total from investment operations                              4.92          4.14          5.06         (0.24)         (0.88)
===============================================================================================================================
Less distributions from net realized gains                       (0.79)        (0.22)           --            --             --
===============================================================================================================================
Redemption fees added to shares of beneficial interest            0.00          0.00          0.00            --             --
===============================================================================================================================
Net asset value, end of period                                $  19.94       $ 15.81       $ 11.89       $  6.83       $   7.07
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Total return(b)                                                  31.22%        34.94%        74.09%        (3.39)%       (11.07)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $102,861       $47,818       $ 9,208       $ 2,849       $  2,588
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.35%(c)      2.48%         2.65%         2.66%          2.72%
-------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.38%(c)      2.50%         3.00%         3.68%          5.25%
===============================================================================================================================
Ratio of net investment income (loss) to average net assets      (0.32)%(c)    (0.84)%       (1.11)%       (1.50)%        (1.83)%
_______________________________________________________________________________________________________________________________
===============================================================================================================================
Portfolio turnover rate                                             60%           87%           93%          118%           145%
_______________________________________________________________________________________________________________________________
===============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $81,933,419.

                                                                    INSTITUTIONAL CLASS
                                                                ---------------------------
                                                                     OCTOBER 25, 2005
                                                                     (DATE OPERATIONS
                                                                       COMMENCED) TO
                                                                       DECEMBER 31,
                                                                           2005
-------------------------------------------------------------------------------------------
Net asset value, beginning of period                                      $18.73
-------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                     0.03
-------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                    2.61
===========================================================================================
    Total from investment operations                                        2.64
===========================================================================================
Less distributions:
  Dividends from net investment income                                     (0.06)
-------------------------------------------------------------------------------------------
  Distributions from net realized gains                                    (0.79)
===========================================================================================
    Total distributions                                                    (0.85)
===========================================================================================
Redemption fees added to shares of beneficial interest                      0.00
===========================================================================================
Net asset value, end of period                                            $20.52
___________________________________________________________________________________________
===========================================================================================
Total return(a)                                                            14.19%
___________________________________________________________________________________________
===========================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                                  $  972
___________________________________________________________________________________________
===========================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                            1.18%(b)
-------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                         1.21%(b)
===========================================================================================
Ratio of net investment income to average net assets                        0.85%(b)
___________________________________________________________________________________________
===========================================================================================
Portfolio turnover rate                                                       60%
___________________________________________________________________________________________
===========================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $374,145.

AIM INTERNATIONAL SMALL COMPANY FUND

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly

AIM INTERNATIONAL SMALL COMPANY FUND
brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM INTERNATIONAL SMALL COMPANY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM International Small Company Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM International Small Company Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM INTERNATIONAL SMALL COMPANY FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM INTERNATIONAL SMALL COMPANY FUND

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

TAX DISCLOSURES

REQUIRED FEDERAL TAX INFORMATION OF ORDINARY DIVIDENDS PAID

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended December 31, 2005, the Fund designates 100%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts. The Fund distributed long-term capital gains of $25,572,329 for the Fund's tax year ended December 31, 2005.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended December 31, 2005, the Fund designates 1.88%, or the maximum amount allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

The Fund designates qualified short-term capital gain distributions exempt from U.S. income tax for non-resident alien shareholders of $864,202 for the Fund's tax year ended December 31, 2005.

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 are 99.89%, 99.47%, 99.88% and 99.95%, respectively.

         DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                     AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(1)           AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                       AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                        AIM Money Market Fund
AIM Dynamics Fund                            AIM International Core Equity Fund           AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(1)      Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                             Premier U.S. Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                                    SECTOR EQUITY                  TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund           AIM High Income Municipal Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund                              AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund                  AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund                       AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                  Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund                    AIM Gold & Precious Metals Fund
AIM Small Cap Growth Fund(1)                 AIM Leisure Fund                                      AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund                AIM Multi-Sector Fund
AIM Summit Fund                              AIM Real Estate Fund(1)                      AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    AIM Technology Fund                          AIM Growth Allocation Fund(2)
AIM Trimark Small Companies Fund             AIM Utilities Fund                           AIM Moderate Allocation Fund
AIM Weingarten Fund                                                                       AIM Moderate Growth Allocation Fund
                                                                                          AIM Moderately Conservative Allocation
*Domestic equity and income fund                                                           Fund

                                                                                                    DIVERSIFIED PORTFOLIOS

                                                                                          AIM Income Allocation Fund
                                                                                          AIM International Allocation Fund

                                             =======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
                                             AND OTHER INFORMATION ABOUT AIM FUNDS,OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
                                             AND READ IT CAREFULLY BEFORE INVESTING.
                                             =======================================================================================



(1) This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after April 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $128 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $386 billion in assets under management. Data as of December 31, 2005.

AIMinvestments.com                  ISC-AR-1            A I M Distributors, Inc.


                                       YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
---------------------------------------------------------------------------------------
Mutual     Retirement     Annuities     College    Separately    Offshore    Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds      Products                     Savings    Managed       Products    Management            --Registered Trademark--
                                        Plans      Accounts
---------------------------------------------------------------------------------------

                                                    AIM MID CAP BASIC VALUE FUND
                               Annual Report to Shareholders o December 31, 2005


                                  [COVER IMAGE]


 YOUR GOALS. OUR SOLUTIONS.                  [AIM INVESTMENTS LOGO APPEARS HERE]
 -- Registered Trademark --                       -- Registered Trademark --

AIM MID CAP BASIC VALUE FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged RUSSELL                       o Commonality measures the similarity of
                                             MIDCAP--Registered Trademark-- VALUE          holdings between two portfolios using the
o Class B shares are not available as an     INDEX is a subset of the RUSSELL              lowest common percentage method. This
investment for retirement plans              MIDCAP--Registered Trademark-- INDEX,         method compares each security's
maintained pursuant to Section 401 of the    which represents the performance of the       percentage of total net assets in both
Internal Revenue Code, including 401(k)      stocks of domestic mid-capitalization         portfolios and adds the lower percentages
plans, money purchase pension plans and      companies; the Value subset measures the      of the two portfolios to determine
profit sharing plans. Plans that had         performance of Russell Midcap companies       commonality.
existing accounts invested in Class B        with lower price/book ratios and lower
shares prior to September 30, 2003, will     forecasted growth values.                     o The Conference Board is a
continue to be allowed to make additional                                                  not-for-profit organization that conducts
purchases.                                   o The unmanaged MSCI WORLD INDEX is a         research and publishes information and
                                             group of global securities tracked by         analysis to help businesses strengthen
o Class R shares are available only to       Morgan Stanley Capital International.         their performance.
certain retirement plans. Please see the
prospectus for more information.             o The Fund is not managed to track the        The Fund provides a complete list of its
                                             performance of any particular index,          holdings four times in each fiscal year,
PRINCIPAL RISKS OF INVESTING IN THE FUND     including the indexes defined here, and       at the quarter-ends. For the second and
                                             consequently, the performance of the Fund     fourth quarters, the lists appear in the
o Investing in smaller companies involves    may deviate significantly from the            Fund's semiannual and annual reports to
greater risk than investing in more          performance of the indexes.                   shareholders. For the first and third
established companies, such as business                                                    quarters, the Fund files the lists with
risk, significant stock price                o A direct investment cannot be made in       the Securities and Exchange Commission
fluctuations and illiquidity.                an index. Unless otherwise indicated,         (SEC) on Form N-Q. The most recent list
                                             index results include reinvested              of portfolio holdings is available at
o The Fund may invest up to 25% of its       dividends, and they do not reflect sales      AIMinvestments.com. From our home page,
assets in the securities of non-U.S.         charges. Performance of an index of funds     click on Products & Performance, then
issuers. International investing presents    reflects fund expenses; performance of a      Mutual Funds, then Fund Overview. Select
certain risks not associated with            market index does not.                        your Fund from the drop-down menu and
investing solely in the United States.                                                     click on Complete Quarterly Holdings.
These include risks relating to              OTHER INFORMATION                             Shareholders can also look up the Fund's
fluctuations in the value of the U.S.                                                      Forms N-Q on the SEC's Web site at sec.
dollar relative to the values of other       o The returns shown in management's           gov. Copies of the Fund's Forms N-Q may
currencies, the custody arrangements made    discussion of Fund performance are based      be reviewed and copied at the SEC's
for the Fund's foreign holdings,             on net asset values calculated for            Public Reference Room at 450 Fifth
differences in accounting, political         shareholder transactions. Generally           Street, N.W., Washington, D.C.
risks and the lesser degree of public        accepted accounting principles require        20549-0102. You can obtain information on
information required to be provided by       adjustments to be made to the net assets      the operation of the Public Reference
non-U.S. companies.                          of the Fund at period end for financial       Room, including information about
                                             reporting purposes, and as such, the net      duplicating fee charges, by calling
ABOUT INDEXES USED IN THIS REPORT            asset values for shareholder transactions     202-942-8090 or 800-732-0330, or by
                                             and the returns based on those net asset      electronic request at the following
o The unmanaged Standard & Poor's            values may differ from the net asset          e-mail address: publicinfo@sec.gov. The
Composite Index of 500 Stocks (the S&P       values and returns reported in the            SEC file numbers for the Fund are
500--Registered Trademark-- INDEX) is an     Financial Highlights.                         811-01540 and 2-27334.
index of common stocks frequently used as
a general measure of U.S. stock market       o Industry classifications used in this       A description of the policies and
performance.                                 report are generally according to the         procedures that the Fund uses to
                                             Global Industry Classification Standard,      determine how to vote proxies relating to
o The unmanaged LIPPER MID-CAP VALUE         which was developed by and is the             portfolio securities is available without
FUNDS INDEX represents an average of the     exclusive property and a service mark of      charge, upon request, from our Client
performance of the 30 largest                Morgan Stanley Capital International Inc.     Services department at 800-959-4246 or on
mid-capitalization value funds tracked by    and Standard & Poor's.                        the AIM Web site, AIMinvestments.com. On
Lipper, Inc., an independent mutual fund                                                   the home page, scroll down and click on
performance monitor.                                                                       AIM Funds Proxy Policy. The information
                                                                                           is also available on the SEC Web site,
                                                                                           sec.gov.

                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2005, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

=============================================================================              =======================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                  FUND NASDAQ SYMBOLS
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                         Class A shares                    MDCAX
=============================================================================              Class B shares                    MDCBX
                                                                                           Class C shares                    MDCVX
                                                                                           Class R shares                    MDCRX
                                                                                           =======================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM MID CAP BASIC VALUE FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    Although many concerns weighed on investors' minds during
                    the year covered by this report, stocks posted gains for the period. Domestically, the broad-based S&P 500 Index returned
                    4.91%. Internationally, Morgan Stanley's MSCI World Index
   [GRAHAM          rose 9.49%. Concern about the inflationary potential of
    PHOTO]          rising energy costs was frequently cited as a major cause of market restraint.

                       Within the indexes, there was considerable variability in
                    the performance of different sectors and markets.
 ROBERT H. GRAHAM   Domestically, energy sector performance far outpaced all
                    other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than developed markets, partially because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                       One could make a strong argument for global
                    diversification of a stock portfolio using the performance
   [WILLIAMSON      data for the year ended December 31, 2005. Of course, your
      PHOTO]        financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

MARK H. WILLIAMSON     A number of key developments affected markets and the
                    economy in 2005:

                    o Hurricane Katrina, which devastated New Orleans in August, had numerous economic repercussions and dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the year, with the Conference Board crediting the resiliency of the economy, falling gas prices and job growth for this trend.

                    o The nation's gross domestic product (GDP), the broadest measure of economic activity, increased at a healthy rate throughout much of the year. The Bureau of Economic Analysis of the U.S. Department of Commerce reported that the nation's GDP grew at annualized rates of 3.8%, 3.3% and 4.1% for the first, second and third quarters of the year, respectively.

                    o For the second straight year, the economy created 2 million new jobs, although job growth was uneven and sometimes did not meet analysts' expectations on a monthly basis.

                    o The Federal Reserve Board (the Fed) continued its tightening policy, raising the key federal funds target rate to 4.25% by the end of the year. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                    o Gasoline prices, which soared to a nationwide average of slightly more than $3.08 per gallon on September 5 following Hurricane Katrina, had dropped by more than 80 cents by mid-December, according to the U.S. Energy Information Administration.

                       For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the year, please turn to Page 3.

                    YOUR FUND

                    Further information about the markets, your Fund, and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark-- . If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM                  /S/ MARK H. WILLIAMSON

                    Robert H. Graham                      Mark H. Williamson
                    President & Vice Chair,               President,
                    AIM Funds                             A I M Advisors, Inc.

                    February 9, 2006


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM MID CAP BASIC VALUE FUND


Dear Fellow AIM Fund Shareholders:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
     [CROCKETT      independent chair--I can assure you that shareholder
       PHOTO]       interests are at the forefront of every decision your board makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for
 BRUCE L. CROCKETT  you. An independent chair can help lead to unbiased decisions and eliminate potential conflicts.

                       Some highlights of 2005 board activity:

                    o Board approval of voluntary fee reductions, which are saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

                    o Board approval for the merger of 14 funds into other AIM funds with similar investment objectives. Eight of these mergers were approved by shareholders of the target funds during 2005. The remaining six are being voted on by shareholders in early 2006. In each case, the goal is for the resulting merged fund to benefit from strengthened management and greater efficiency.

                    o Board approval for portfolio management changes at 11 funds, consistent with the goal of organizing management teams around common processes and shared investment views. Again, we hope that these changes will improve fund performance and efficiency.

                       In 2006, your board will continue to focus on reducing
                    costs and shareholder fees and improving portfolio performance, which is not yet as strong as we expect to see it. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                       The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who is retiring this year.

                       Your board welcomes your views. Please mail them to me at
                    AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT


                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    February 9, 2006

AIM MID CAP BASIC VALUE FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                Fund's largest contributor, as the stock
                                                                                           rose 64% during the year in response to
=========================================================================================  the progress made in the pharmaceutical
PERFORMANCE SUMMARY                          ============================================  distribution industry's ongoing
                                             FUND VS. INDEXES                              transition to a fee-for-service pricing,
For the year ended December 31, 2005,                                                      a move that will substantially reduce
Class A shares of AIM Mid Cap Basic Value    Total returns, 12/31/04-12/31/05, excluding   the company's exposure to the level and
Fund at net asset value outperformed the     applicable sales charges. If sales            volatility of drug price inflation.
S&P 500 Index and our value peers. During    charges were included, returns would be
the period, the Fund underperformed the      lower.                                           Higher energy prices and improved
Russell Midcap Value Index.                                                                earnings prospects led to significant
                                             Class A Shares                      10.37%    stock price increases in oil and gas
   Long-term Fund performance information                                                  drilling contractor investments TODCO,
appears on Pages 6 and 7.                    Class B Shares                       9.56     PRIDE INTERNATIONAL and NABORS
                                                                                           INDUSTRIES. During 2005, TODCO's stock
   Our outperformance of the broad           Class C Shares                       9.56     more than doubled in response to rapidly
market index was largely driven by                                                         improving fundamentals in the Gulf of
significant above-market returns from        Class R Shares                      10.15     Mexico. Last fall's hurricanes in the
selected investments in the energy and                                                     region damaged or destroyed more than 5%
health care sectors. Primary detractors      S&P 500 Index                                 of the market's shallow water drilling
from performance were selected               (Broad Market Index)                 4.91     rig supply which exacerbated an already
investments in consumer discretionary and                                                  existing capacity shortage. TODCO
information technology.                      Russell Midcap Value Index                    controls a meaningful portion of that
                                             (Style-specific Index)              12.65     market's spare capacity. While the
                                                                                           profitability outlook has steadily
                                             Lipper Mid-Cap Value Fund Index               improved for rigs already in operation,
                                             (Peer Group Index)                   8.75     the market has clearly shifted its focus
                                                                                           to the inherent value of this idle
                                             SOURCE: LIPPER, INC.                          capacity.

                                             ============================================     The Fund's largest detractors to
                                                                                           performance during the year were
=========================================================================================  advertising and marketing conglomerate
                                                                                           INTERPUBLIC GROUP, for-profit
CURRENT PERIOD ANALYSIS                      standout performers while consumer            postsecondary education firm CORINTHIAN
                                             discretionary and telecommunications          COLLEGES and scientific equipment and
Soaring energy prices were the focus of      declined. Other sectors posted modest         chemical manufacturer WATERS CORP.
much investor attention during 2005.         gains. Against this diverse backdrop,         Multi-year restructuring situations like
Crude oil prices rose more than 50% from     equity markets delivered single-digit         the one taking place at Interpublic
$41 to $70 during the year. While higher     gains during 2005.                            Group are often
gasoline prices, rising short term
interest rates and the ongoing fear of a        Our health care and energy sector
housing bubble seemed to dominate the        stocks were among the largest
popular press, the U.S. economy continued    contributors to Fund performance. Health
its expansion and inflation remained low.    care holdings MCKESSON, AETNA, and
Energy and utility stocks were               WELLPOINT were significant performers
                                             during 2005. McKesson was your



                                                                                                                         (continued)

==========================================   ========================================      =========================================
PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                             TOP 10 EQUITY HOLDINGS*
By sector
                                             1.Oil And Gas Drilling              9.0%       1.McKesson Corp.                    4.1%
                  [PIE CHART]                2.Data Processing & Outsourced                 2.Aetna Inc.                        3.4
Financials                           25.8%     Services                          8.4        3.TODCO-Class A                     3.2
Consumer Discretionary               15.8%   3.Managed Health Care               6.6        4.Jackson Hewitt Tax Service Inc.   3.2
Health Care                          14.3%   4.Thrifts & Mortgage Finance        6.4        5.WellPoint,Inc.                    3.2
Information Technology               14.0%   5.Regional Banks                    4.8        6.Radian Group Inc.                 3.2
Energy                                9.0%                                                  7.ACE Ltd.                          3.1
Materials                             7.0%   TOTAL NET ASSETS         $252.7 MILLION        8.Pride International,Inc.          3.0
Consumer Staples                      6.7%                                                  9.DST Systems, Inc.                 3.0
Industrials                           3.2%   TOTAL NUMBER OF HOLDINGS*            41       10.Computer Associates
Money Market Funds Plus                                                                       International, Inc.               2.9
Other Assets Less Liabilities         4.2%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

==========================================   ========================================      =========================================

AIM MID CAP BASIC VALUE FUND

subject to short-term periods of                The Fund's underperformance in             PORTFOLIO ASSESSMENT
underperformance. With a new management      consumer discretionary stocks led to our
team and the accounting restatement          underperformance versus the                   We believe the single most important
complete, we continue to expect              style-specific benchmark during 2005.         indicator of the way AIM Mid Cap Basic
significant margin improvement over the                                                    Value Fund is positioned for potential
next several years and believe the stock        Chicago Bridge & Iron is an                success is not our historical investment
remains undervalued.                         engineering and construction firm with        results or popular statistical measures,
                                             significant exposure to oil and gas           but rather the portfolio's estimated
   We had initially purchased Corinthian     projects. The stock declined in price         intrinsic value. Since we can estimate
Colleges in 2004 following a 70% decline     when the company delayed reporting its        the intrinsic value of each holding in
that                                         third quarter results due to an               the portfolio, we can also estimate the
                                             investigation of its accounting for           intrinsic value of the entire Fund. The
          SOARING ENERGY PRICES              several projects. While the board of          difference between market price and
             WERE THE FOCUS                  directors' investigation has not yet          estimated intrinsic value is slightly
            OF MUCH INVESTOR                 been completed, our analysis suggests         below average for your Fund by its
         ATTENTION DURING 2005.              these issues are not material to the          historical standards. However, we
                                             economic value of the company and we          believe this estimated intrinsic value
was caused in large part by evidence of      viewed the price decline as an                content is significantly greater
slowing growth and fear of increased         attractive buying opportunity.
regulatory scrutiny of the for-profit                                                                WE BELIEVE THE SINGLE
education industry. While the regulatory     INVESTMENT PROCESS AND EVALUATION                          MOST IMPORTANT
risk had subsided, increased competition                                                             INDICATOR OF THE WAY
for new students led to enrollment           We seek to create wealth by maintaining                   AIM MID CAP BASIC
declines and an impairment of the            a long-term investment horizon and                          VALUE FUND IS
company's estimated intrinsic value.         investing in companies that are selling               POSITIONED FOR POTENTIAL
With better investment opportunities         at a significant discount to their                       SUCCESS IS NOT OUR
elsewhere, we sold the stock at a very       estimated intrinsic value--a value that                 HISTORICAL INVESTMENT
modest loss to shareholders.                 is based on the future cash flows                        RESULTS OR POPULAR
                                             generated by the business. The Fund's                   STATISTICAL MEASURES,
   We have made a few changes to the         philosophy is based on two elements that                   BUT RATHER THE
portfolio since the Fund's semiannual        we believe have extensive empirical                     PORTFOLIO'S ESTIMATED
report. We sold our remaining shares in      evidence:                                                 INTRINSIC VALUE.
SPEEDWAY MOTORSPORTS, MONEYGRAM
INTERNATIONAL, AMERICAN FINANCIAL GROUP      o Companies have a measurable estimated       than what is available in the market.
and CEC ENTERTAINMENT based on valuation     intrinsic value. Importantly, this fair       While there is no assurance that market
and other portfolio considerations. We       value is independent of the company's         value will ever reflect our estimate of
initiated new positions in CEMEX,            stock price.                                  portfolio intrinsic value, as managers
CHICAGO BRIDGE & IRON, SMURFIT-STONE                                                       and shareholders we believe this
CONTAINER and MCDERMID.                      o Market prices are more volatile than        provides the best indication that your
                                             business values, partly because               Fund is positioned to potentially
   CEMEX proved to be a significant          investors regularly overreact to              achieve its objective of long-term
positive contributor to Fund performance     negative news.                                growth of capital.
during 2005. The company is a global
leader in the pr oduction of cement,            Since our application of this
aggregates and ready-mix concrete. The       strategy is highly disciplined and
cement industry and end-market prices        relatively unique, it is important to
continue to benefit from global growth       understand the benefits and limitations
trends as well as the structural             of our process. First, the investment
advantages related to the cement             strategy is intended to preserve your
business.                                    capital while growing it at above-market
                                             rates over the long term. Second, we
                                             have little portfolio commonality with
                                             popular benchmarks and most of our
                                             peers. Third, short-term relative
                                             performance will differ from the
                                             benchmarks and have little information
                                             value simply because we don't own the
                                             exact same stocks (low commonality).

AIM MID CAP BASIC VALUE FUND

IN CLOSING                                               BRET W. STANLEY, Chartered
                                                         Financial Analyst, senior
Excluding sales charges, our 2005            [STANLEY    portfolio manager, is lead
results were better than those of our          PHOTO]    manager of AIM Mid Cap Basic
peers. As managers and shareholders, we                  Value Fund and the head of
know a long-term investment horizon and                  AIM's Value Investment
attractive portfolio intrinsic value         Management Unit. Prior to joining AIM in
content are critical to creating wealth.     1998, Mr. Stanley served as a vice
But we know maintaining a long-term          president and portfolio manager and
investment horizon is a challenge. Every     managed growth and income, equity income
year brings more investment choices, and     and value portfolios. He began his
conventional wisdom suggests the need        investment career in 1988. Mr. Stanley
for many portfolio changes and               received a B.B.A. in finance from The
adjustments to beat the market.              University of Texas at Austin and an
Empirical evidence reveals the reality       M.S. in finance from the University of
that short-term behavior by both             Houston.
portfolio managers and fund shareholders
continues to dilute investors' actual                    R. CANON COLEMAN II,
returns. One recent study estimated the                  Chartered Financial Analyst,
combined effects of short-term activity      [COLEMAN II portfolio manager, is
and expenses have caused investors to          PHOTO]    manager of AIM Mid Cap Basic
underperform the market by 5% per year                   Value Fund. He joined
for 20 years. During this period, the                    AMVESCAP in 1999 in its
average holding period for a typical         corporate associate rotation program,
stock has declined from more than three      working with fund managers throughout
years to less than 12 months.                AMVESCAP before joining AIM in 2000. He
Considering this market backdrop, your       previously worked as a CPA. Mr. Coleman
Fund is doing something different and        earned a B.S. and an M.S. in accounting
old fashioned--investing for the long        from the University of Florida. He also
term. Our strategy of buying undervalued     has an M.B.A. from The Wharton School at
stocks and avoiding the rest is based on     the University of Pennsylvania.
common sense.
                                                               MATTHEW W.
   We remain optimistic about AIM Mid                          SEINSHEIMER,
Cap Basic Value Fund's portfolio. As           [SEINSHEIMER    Chartered Financial
always, we are continually searching for          PHOTO]       Analyst, senior
opportunities to increase portfolio                            portfolio manager,
estimated intrinsic value. In the                              is manager of AIM
meantime, we thank you for sharing our       Mid Cap Basic Value Fund. He began his
long-term investment horizon.                investment career in 1992 as a
                                             fixed-income trader. He later served as
THE VIEWS AND OPINIONS EXPRESSED IN          a portfolio manager on both fixed income
MANAGEMENT'S DISCUSSION OF FUND              and equity portfolios. Mr. Seinsheimer
PERFORMANCE ARE THOSE OF A I M ADVISORS,     joined AIM as a senior analyst in 1998
INC. THESE VIEWS AND OPINIONS ARE            and assumed his current responsibilities
SUBJECT TO CHANGE AT ANY TIME BASED ON       in 2000. He received a B.B.A. from
FACTORS SUCH AS MARKET AND ECONOMIC          Southern Methodist University and an
CONDITIONS. THESE VIEWS AND OPINIONS MAY     M.B.A. from The University of Texas at
NOT BE RELIED UPON AS INVESTMENT ADVICE      Austin.
OR RECOMMENDATIONS, OR AS AN OFFER FOR A
PARTICULAR SECURITY. THE INFORMATION IS                  MICHAEL J. SIMON, Chartered
NOT A COMPLETE ANALYSIS OF EVERY ASPECT                  Financial Analyst, senior
OF ANY MARKET, COUNTRY, INDUSTRY,            [SIMON      portfolio manager, is
SECURITY OR THE FUND. STATEMENTS OF FACT      PHOTO]     manager of AIM Mid Cap Basic
ARE FROM SOURCES CONSIDERED RELIABLE,                    Value Fund. He joined AIM in
BUT A I M ADVISORS, INC. MAKES NO                        2001. Prior to joining AIM,
REPRESENTATION OR WARRANTY AS TO THEIR       Mr. Simon worked as a vice president,
COMPLETENESS OR ACCURACY. ALTHOUGH           equity analyst and portfolio manager.
HISTORICAL PERFORMANCE IS NO GUARANTEE       Mr. Simon, who began his investment
OF FUTURE RESULTS, THESE INSIGHTS MAY        career in 1989, received a B.B.A. in
HELP YOU UNDERSTAND OUR INVESTMENT           finance from Texas Christian University
MANAGEMENT PHILOSOPHY.                       and an M.B.A. from the University of
                                             Chicago. Mr. Simon has served as
      See important Fund and index           Occasional Faculty in the Finance and
    disclosures inside front cover.          Decision Sciences Department of Texas                  [RIGHT ARROW GRAPHIC]
                                             Christian University's M.J. Neeley
                                             School of Business.                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE, PLEASE SEE
                                             Assisted by the Basic Value Team             PAGES 6 AND 7.

AIM MID CAP BASIC VALUE FUND


YOUR FUND'S LONG-TERM PERFORMANCE


RESULTS OF A $10,000 INVESTMENT
FUND AND INDEX DATA FROM 12/31/01


                                  [MOUNTAIN CHART]
================================================================================

DATE        AIM MID CAP BASIC  AIM MID CAP BASIC  AIM MID CAP BASIC  S&P 500   RUSSELL MIDCAP   LIPPER MID-CAP
             VALUE FUND-         VALUE FUND-         VALUE FUND-      INDEX   VALUE FUND INDEX   VALUE FUND
            CLASS A SHARES     CLASS B SHARES      CLASS C SHARES                  INDEX           INDEX
12/31/01       $ 9450              $10000              $10000        $10000        $10000         $10000
1/02             9431                9980                9970          9854         10101           9959
2/02             9507               10050               10040          9664         10265           9995
3/02            10357               10949               10939         10028         10790          10623
4/02            10121               10700               10690          9420         10783          10594
5/02             9999               10560               10550          9351         10766          10439
6/02             9101                9600                9600          8685         10286           9701
7/02             8099                8540                8541          8008          9279           8750
8/02             8137                8570                8570          8061          9387           8774
9/02             7211                7589                7590          7185          8439           8007
10/02            7494                7889                7890          7817          8707           8278
11/02            8279                8709                8700          8277          9256           8946
12/02            7778                8179                8180          7791          9036           8534
1/03             7637                8019                8019          7587          8785           8327
2/03             7410                7779                7780          7473          8640           8141
3/03             7410                7779                7780          7545          8669           8174
4/03             7968                8360                8350          8167          9328           8801
5/03             8847                9279                9270          8597         10149           9593
6/03             8931                9359                9360          8706         10220           9741
7/03             9480                9929                9930          8860         10538          10048
8/03             9820               10278               10280          9032         10912          10498
9/03             9499                9938                9930          8937         10827          10343
10/03           10066               10528               10520          9442         11622          11060
11/03           10208               10669               10660          9525         11959          11405
12/03           10661               11139               11130         10024         12475          11870
1/04            10992               11469               11469         10208         12804          12212
2/04            11275               11769               11760         10350         13121          12554
3/04            11304               11789               11780         10194         13142          12535
4/04            11228               11700               11690         10034         12586          12199
5/04            11313               11790               11780         10171         12909          12362
6/04            11597               12080               12070         10369         13369          12811
7/04            11078               11519               11519         10026         13007          12313
8/04            10832               11269               11259         10066         13217          12277
9/04            11115               11559               11550         10175         13601          12689
10/04           11115               11539               11539         10331         13916          12885
11/04           11928               12379               12379         10749         14856          13712
12/04           12400               12870               12860         11114         15432          14190
1/05            12126               12580               12569         10843         15073          13842
2/05            12343               12800               12789         11071         15599          14278
3/05            12173               12611               12609         10876         15552          14159
4/05            11786               12211               12199         10669         15142          13552
5/05            12240               12671               12659         11009         15768          14170
6/05            12664               13111               13099         11024         16283          14524
7/05            13109               13551               13539         11434         17059          15181
8/05            12920               13351               13339         11330         16926          15082
9/05            13015               13440               13439         11422         17155          15142
10/05           12939               13350               13349         11231         16630          14653
11/05           13506               13920               13919         11655         17217          15273
12/05           13686               13800               14090         11660         17384          15432

                                                             SOURCE: LIPPER,INC.
================================================================================

Past performance cannot guarantee            include reinvested dividends, but they
comparable future results.                   do not reflect sales charges.
                                             Performance of an index of funds
   The data shown in the chart include       reflects fund expenses and management
reinvested distributions, applicable         fees; performance of a market index does
sales charges, Fund expenses and             not. Performance shown in the chart and
management fees. Results for Class B         table(s) does not reflect deduction of
shares are calculated as if a                taxes a shareholder would pay on Fund
hypothetical shareholder had liquidated      distributions or sale of Fund shares.
his entire investment in the Fund at the     Performance of the indexes does not
close of the reporting period and paid       reflect the effects of taxes.
the applicable contingent deferred sales
charges. Index results
                                                                                          [ARROW
                                                                                           BUTTON       For More Information Visit
                                                                                           IMAGE]       AIMINVESTMENTS.COM



AIM MID CAP BASIC VALUE FUND


========================================     ========================================
AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS
As of 12/31/05, including applicable
sales charges                                6 months ended 12/31/05,excluding
                                             applicable sales charges
CLASS A SHARES
Inception (12/31/01)               8.16%     Class A Shares                     8.06%
 1 Year                            4.32      Class B Shares                     7.55
                                             Class C Shares                     7.56
CLASS B SHARES                               Class R Shares                     7.84
Inception (12/31/01)               8.39%     ========================================
 1 Year                            4.56      ========================================
                                             For the three years ended December 31,
CLASS C SHARES                               2005,the Fund's Class A shares at net
Inception (12/31/01)               8.95%     asset value have performed essentially
 1 Year                            8.56      in line with the Lipper Mid-Cap Value
                                             Fund Index. Since the Fund's inception
CLASS R SHARES                               on December 31,2001, and excluding
Inception                          9.53%     applicable sales charges, Class A
 1 Year                           10.15      shares' average annual total returns
========================================     have been 20.72% versus 21.83% for the
                                             index.
                                             ========================================

CLASS R SHARES' INCEPTION DATE IS APRIL      LOWER OR HIGHER. PLEASE VISIT                ON CLASS B SHARES DECLINES FROM 5%
30, 2004. RETURNS SINCE THAT DATE ARE        AIMinvestments.com FOR THE MOST RECENT       BEGINNING AT THE TIME OF PURCHASE TO 0%
HISTORICAL RETURNS. ALL OTHER RETURNS        MONTH-END PERFORMANCE. PERFORMANCE           AT THE BEGINNING OF THE SEVENTH YEAR.
ARE BLENDED RETURNS OF HISTORICAL CLASS      FIGURES REFLECT REINVESTED                   THE CDSC ON CLASS C SHARES IS 1% FOR THE
R SHARE PERFORMANCE AND RESTATED CLASS A     DISTRIBUTIONS, CHANGES IN NET ASSET          FIRST YEAR AFTER PURCHASE. CLASS R
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      VALUE AND THE EFFECT OF THE MAXIMUM          SHARES DO NOT HAVE A FRONT-END SALES
THE INCEPTION DATE OF CLASS R SHARES) AT     SALES CHARGE UNLESS OTHERWISE STATED.        CHARGE; RETURNS SHOWN ARE AT NET ASSET
NET ASSET VALUE, ADJUSTED TO REFLECT THE     INVESTMENT RETURN AND PRINCIPAL VALUE        VALUE AND DO NOT REFLECT A 0.75% CDSC
HIGHER RULE 12B-1 FEES APPLICABLE TO         WILL FLUCTUATE SO THAT YOU MAY HAVE A        THAT MAY BE IMPOSED ON A TOTAL
CLASS R SHARES. CLASS A SHARES'              GAIN OR LOSS WHEN YOU SELL SHARES.           REDEMPTION OF RETIREMENT PLAN ASSETS
INCEPTION DATE IS DECEMBER 31, 2001.                                                      WITHIN THE FIRST YEAR.
                                                CLASS A SHARE PERFORMANCE REFLECTS
   THE PERFORMANCE DATA QUOTED REPRESENT     THE MAXIMUM 5.50% SALES CHARGE, AND             THE PERFORMANCE OF THE FUND'S SHARE
PAST PERFORMANCE AND CANNOT GUARANTEE        CLASS B AND CLASS C SHARE PERFORMANCE        CLASSES WILL DIFFER DUE TO DIFFERENT
COMPARABLE FUTURE RESULTS; CURRENT           REFLECTS THE APPLICABLE CONTINGENT           SALES CHARGE STRUCTURES AND CLASS
PERFORMANCE MAY BE                           DEFERRED SALES CHARGE (CDSC) FOR THE         EXPENSES.

AIM MID CAP BASIC VALUE FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,          The hypothetical account values and
                                             to estimate the expenses that you paid       expenses may not be used to estimate the
As a shareholder of the Fund, you incur      over the period. Simply divide your          actual ending account balance or
two types of costs: (1) transaction          account value by $1,000 (for example, an     expenses you paid for the period. You
costs, which may include sales charges       $8,600 account value divided by $1,000 =     may use this information to compare the
(loads) on purchase payments; contingent     8.6), then multiply the result by the        ongoing costs of investing in the Fund
deferred sales charges on redemptions;       number in the table under the heading        and other funds. To do so, compare this
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During        5% hypothetical example with the 5%
ongoing costs, including management          Period" to estimate the expenses you         hypothetical examples that appear in the
fees; distribution and/or service fees       paid on your account during this period.     shareholder reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR                        Please note that the expenses shown
understand your ongoing costs (in            COMPARISON PURPOSES                          in the table are meant to highlight your
dollars) of investing in the Fund and to                                                  ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account       charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based       contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and       redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year     any. Therefore, the hypothetical
July 1, 2005, through December 31, 2005.     before expenses, which is not the Fund's     information is useful in comparing
                                             actual return. The Fund's actual             ongoing costs only, and will not help
ACTUAL EXPENSES                              cumulative total returns at net asset        you determine the relative total costs
                                             value after expenses for the six months      of owning different funds. In addition,
The table below provides information         ended December 31, 2005, appear in the       if these transactional costs were
about actual account values and actual       table "Cumulative Total Returns" on Page     included, your costs would have been
expenses. You may use the information in     7.                                           higher.
this table,

====================================================================================================================================

                                                 ACTUAL                           HYPOTHETICAL
                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                BEGINNING              ENDING              EXPENSES        ENDING            EXPENSES         ANNUALIZED
SHARE          ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING    ACCOUNT VALUE       PAID DURING        EXPENSE
CLASS           (7/01/05)          (12/31/05)(1)          PERIOD(2)       (12/31/05)         PERIOD(2)           RATIO
A               $1,000.00            $1,080.60             $ 7.92         $1,017.59           $ 7.68             1.51%
B                1,000.00             1,075.50              11.82          1,013.81            11.47             2.26
C                1,000.00             1,075.60              11.82          1,013.81            11.47             2.26
R                1,000.00             1,078.40               9.22          1,016.33             8.94             1.76

(1)  The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
     31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIM MID CAP BASIC VALUE FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Funds Group     o The quality of services to be provided     o Fees relative to those of clients of
(the "Board") oversees the management of     by AIM. The Board reviewed the               AIM with comparable investment
AIM Mid Cap Basic Value Fund (the            credentials and experience of the            strategies. The Board noted that AIM
"Fund") and, as required by law,             officers and employees of AIM who will       does not serve as an advisor to other
determines annually whether to approve       provide investment advisory services to      mutual funds or other clients with
the continuance of the Fund's advisory       the Fund. In reviewing the                   investment strategies comparable to
agreement with A I M Advisors, Inc.          qualifications of AIM to provide             those of the Fund.
("AIM"). Based upon the recommendation       investment advisory services, the Board
of the Investments Committee of the          reviewed the qualifications of AIM's         o Fees relative to those of comparable
Board, which is comprised solely of          investment personnel and considered such     funds with other advisors. The Board
independent trustees, at a meeting held      issues as AIM's portfolio and product        reviewed the advisory fee rate for the
on June 30, 2005, the Board, including       review process, various back office          Fund under the Advisory Agreement. The
all of the independent trustees,             support functions provided by AIM and        Board compared effective contractual
approved the continuance of the advisory     AIM's equity and fixed income trading        advisory fee rates at a common asset
agreement (the "Advisory Agreement")         operations. Based on the review of these     level and noted that the Fund's rate was
between the Fund and AIM for another         and other factors, the Board concluded       below the median rate of the funds
year, effective July 1, 2005.                that the quality of services to be           advised by other advisors with
                                             provided by AIM was appropriate and that     investment strategies comparable to
   The Board considered the factors          AIM currently is providing satisfactory      those of the Fund that the Board
discussed below in evaluating the            services in accordance with the terms of     reviewed. The Board noted that AIM has
fairness and reasonableness of the           the Advisory Agreement.                      agreed to waive advisory fees of the
Advisory Agreement at the meeting on                                                      Fund and to limit the Fund's total
June 30, 2005 and as part of the Board's     o The performance of the Fund relative       operating expenses, as discussed below.
ongoing oversight of the Fund. In their      to comparable funds. The Board reviewed      Based on this review, the Board
deliberations, the Board and the             the performance of the Fund during the       concluded that the advisory fee rate for
independent trustees did not identify        past one and three calendar years            the Fund under the Advisory Agreement
any particular factor that was               against the performance of funds advised     was fair and reasonable.
controlling, and each trustee attributed     by other advisors with investment
different weights to the various             strategies comparable to those of the        o Expense limitations and fee waivers.
factors.                                     Fund. The Board noted that the Fund's        The Board noted that AIM has
                                             performance in such periods was below        contractually agreed to waive advisory
   One of the responsibilities of the        the median performance of such               fees of the Fund through December 31,
Senior Officer of the Fund, who is           comparable funds. The Board noted that       2009 to the extent necessary so that the
independent of AIM and AIM's affiliates,     AIM has recently made changes to the         advisory fees payable by the Fund do not
is to manage the process by which the        Fund's portfolio management team, which      exceed a specified maximum advisory fee
Fund's proposed management fees are          appear to be producing encouraging early     rate, which maximum rate includes
negotiated to ensure that they are           results but need more time to be             breakpoints and is based on net asset
negotiated in a manner which is at arm's     evaluated before a conclusion can be         levels. The Board considered the
length and reasonable. To that end, the      made that the changes have addressed the     contractual nature of this fee waiver
Senior Officer must either supervise a       Fund's under-performance. Based on this      and noted that it remains in effect
competitive bidding process or prepare       review, the Board concluded that no          until December 31, 2009. The Board also
an independent written evaluation. The       changes should be made to the Fund and       noted that AIM has voluntarily agreed to
Senior Officer has recommended an            that it was not necessary to change the      waive fees and/or limit expenses of the
independent written evaluation in lieu       Fund's portfolio management team at this     Fund in an amount necessary to limit
of a competitive bidding process and,        time.                                        total annual operating expenses to a
upon the direction of the Board, has                                                      specified percentage of average daily
prepared such an independent written         o The performance of the Fund relative       net assets for each class of the Fund.
evaluation. Such written evaluation also     to indices. The Board reviewed the           The Board considered the voluntary
considered certain of the factors            performance of the Fund during the past      nature of this fee waiver/expense
discussed below. In addition, as             one and three calendar years against the     limitation and noted that it can be
discussed below, the Senior Officer made     performance of the Lipper Mid-Cap Value      terminated at any time by AIM without
certain recommendations to the Board in      Index. The Board noted that the Fund's       further notice to investors. The Board
connection with such written evaluation.     performance in such periods was below        considered the effect these fee
                                             the performance of such Index. The Board     waivers/expense limitations would have
   The discussion below serves as a          noted that AIM has recently made changes     on the Fund's estimated expenses and
summary of the Senior Officer's              to the Fund's portfolio management team,     concluded that the levels of fee
independent written evaluation and           which appear to be producing encouraging     waivers/expense limitations for the Fund
recommendations to the Board in              early results but need more time to be       were fair and reasonable.
connection therewith, as well as a           evaluated before a conclusion can be
discussion of the material factors and       made that the changes have addressed the     o Breakpoints and economies of scale.
the conclusions with respect thereto         Fund's under-performance. Based on this      The Board reviewed the structure of the
that formed the basis for the Board's        review, the Board concluded that no          Fund's advisory fee under the Advisory
approval of the Advisory Agreement.          changes should be made to the Fund and       Agreement, noting that it includes two
After consideration of all of the            that it was not necessary to change the      breakpoints. The Board reviewed the
factors below and based on its informed      Fund's portfolio management team at this     level of the Fund's advisory fees, and
business judgment, the Board determined      time.                                        noted that such fees, as a percentage of
that the Advisory Agreement is in the                                                     the Fund's net assets, would decrease as
best interests of the Fund and its           o Meeting with the Fund's portfolio          net assets increase because the Advisory
shareholders and that the compensation       managers and investment personnel. With      Agreement includes breakpoints. The
to AIM under the Advisory Agreement is       respect to the Fund, the Board is            Board noted that, due to the Fund's
fair and reasonable and would have been      meeting periodically with such Fund's        current asset levels and the way in
obtained through arm's length                portfolio managers and/or other              which the advisory fee breakpoints have
negotiations.                                investment personnel and believes that       been structured, the Fund has yet to
                                             such individuals are competent and able      benefit from the breakpoints. The Board
o The nature and extent of the advisory      to continue to carry out their               noted that AIM has contractually agreed
services to be provided by AIM. The          responsibilities under the Advisory          to waive advisory fees of the Fund
Board reviewed the services to be            Agreement.                                   through December 31, 2009 to the extent
provided by AIM under the Advisory                                                        necessary so that the advisory fees
Agreement. Based on such review, the         o Overall performance of AIM.                payable by the Fund do not exceed a
Board concluded that the range of            The Board considered the overall             specified maximum advisory fee rate,
services to be provided by AIM under the     performance of AIM in providing              which maximum rate includes breakpoints
Advisory Agreement was appropriate and       investment advisory and portfolio            and is based on net asset levels. The
that AIM currently is providing services     administrative services to the Fund and      Board concluded that the Fund's fee
in accordance with the terms of the          concluded that such performance was          levels under
Advisory Agreement.                          satisfactory.


                                                                                                                       (continued)


AIM MID CAP BASIC VALUE FUND

the Advisory Agreement therefore would       o Profitability of AIM and its               o Other factors and current trends. In
reflect economies of scale at higher         affiliates. The Board reviewed               determining whether to continue the
asset levels and that it was not             information concerning the profitability     Advisory Agreement for the Fund, the
necessary to change the advisory fee         of AIM's (and its affiliates')               Board considered the fact that AIM,
breakpoints in the Fund's advisory fee       investment advisory and other activities     along with others in the mutual fund
schedule.                                    and its financial condition. The Board       industry, is subject to regulatory
                                             considered the overall profitability of      inquiries and litigation related to a
o Investments in affiliated money market     AIM, as well as the profitability of AIM     wide range of issues. The Board also
funds. The Board also took into account      in connection with managing the Fund.        considered the governance and compliance
the fact that uninvested cash and cash       The Board noted that AIM's operations        reforms being undertaken by AIM and its
collateral from securities lending           remain profitable, although increased        affiliates, including maintaining an
arrangements (collectively, "cash            expenses in recent years have reduced        internal controls committee and
balances") of the Fund may be invested       AIM's profitability. Based on the review     retaining an independent compliance
in money market funds advised by AIM         of the profitability of AIM's and its        consultant, and the fact that AIM has
pursuant to the terms of an SEC              affiliates' investment advisory and          undertaken to cause the Fund to operate
exemptive order. The Board found that        other activities and its financial           in accordance with certain governance
the Fund may realize certain benefits        condition, the Board concluded that the      policies and practices. The Board
upon investing cash balances in AIM          compensation to be paid by the Fund to       concluded that these actions indicated a
advised money market funds, including a      AIM under its Advisory Agreement was not     good faith effort on the part of AIM to
higher net return, increased liquidity,      excessive.                                   adhere to the highest ethical standards,
increased diversification or decreased                                                    and determined that the current
transaction costs. The Board also found      o Benefits of soft dollars to AIM. The       regulatory and litigation environment to
that the Fund will not receive reduced       Board considered the benefits realized       which AIM is subject should not prevent
services if it invests its cash balances     by AIM as a result of brokerage              the Board from continuing the Advisory
in such money market funds. The Board        transactions executed through "soft          Agreement for the Fund.
noted that, to the extent the Fund           dollar" arrangements. Under these
invests in affiliated money market           arrangements, brokerage commissions paid
funds, AIM has voluntarily agreed to         by the Fund and/or other funds advised
waive a portion of the advisory fees it      by AIM are used to pay for research and
receives from the Fund attributable to       execution services. This research is
such investment. The Board further           used by AIM in making investment
determined that the proposed securities      decisions for the Fund. The Board
lending program and related procedures       concluded that such arrangements were
with respect to the lending Fund is in       appropriate.
the best interests of the lending Fund
and its respective shareholders. The         o AIM's financial soundness in light of
Board therefore concluded that the           the Fund's needs. The Board considered
investment of cash collateral received       whether AIM is financially sound and has
in connection with the securities            the resources necessary to perform its
lending program in the money market          obligations under the Advisory
funds according to the procedures is in      Agreement, and concluded that AIM has
the best interests of the lending Fund       the financial resources necessary to
and its respective shareholders.             fulfill its obligations under the
                                             Advisory Agreement.
o Independent written evaluation and
recommendations of the Fund's Senior         o Historical relationship between the
Officer. The Board noted that, upon          Fund and AIM. In determining whether to
their direction, the Senior Officer of       continue the Advisory Agreement for the
the Fund, who is independent of AIM and      Fund, the Board also considered the
AIM's affiliates, had prepared an            prior relationship between AIM and the
independent written evaluation in order      Fund, as well as the Board's knowledge
to assist the Board in determining the       of AIM's operations, and concluded that
reasonableness of the proposed               it was beneficial to maintain the
management fees of the AIM Funds,            current relationship, in part, because
including the Fund. The Board noted that     of such knowledge. The Board also
the Senior Officer's written evaluation      reviewed the general nature of the
had been relied upon by the Board in         non-investment advisory services
this regard in lieu of a competitive         currently performed by AIM and its
bidding process. In determining whether      affiliates, such as administrative,
to continue the Advisory Agreement for       transfer agency and distribution
the Fund, the Board considered the           services, and the fees received by AIM
Senior Officer's written evaluation and      and its affiliates for performing such
the recommendation made by the Senior        services. In addition to reviewing such
Officer to the Board that the Board          services, the trustees also considered
consider implementing a process to           the organizational structure employed by
assist them in more closely monitoring       AIM and its affiliates to provide those
the performance of the AIM Funds. The        services. Based on the review of these
Board concluded that it would be             and other factors, the Board concluded
advisable to implement such a process as     that AIM and its affiliates were
soon as reasonably practicable.              qualified to continue to provide
                                             non-investment advisory services to the
                                             Fund, including administrative, transfer
                                             agency and distribution services, and
                                             that AIM and its affiliates currently
                                             are providing satisfactory
                                             non-investment advisory services.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/05


AIM MID CAP BASIC VALUE FUND

                                             ========================================

INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 12/31/05                    NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                         RECENT RETURNS MAY BE MORE OR LESS
prepared to provide Institutional            Inception                          9.96%      THAN THOSE SHOWN. ALL RETURNS ASSUME
Class shareholders with a performance        1 Year                            11.01       REINVESTMENT OF DISTRIBUTIONS AT NAV.
overview specific to their holdings.         6 Months*                          8.30       INVESTMENT RETURN AND PRINCIPAL VALUE
Institutional Class shares are offered                                                     WILL FLUCTUATE SO YOUR SHARES, WHEN
exclusively to institutional                 *Cumulative total return that has not         REDEEMED, MAY BE WORTH MORE OR LESS
investors, including defined                 been annualized                               THAN THEIR ORIGINAL COST. SEE FULL
contribution plans that meet certain                                                       REPORT FOR INFORMATION ON COMPARATIVE
criteria.                                    ========================================      BENCHMARKS. PLEASE CONSULT YOUR FUND
                                                                                           PROSPECTUS FOR MORE INFORMATION. FOR
                                             INSTITUTIONAL CLASS SHARES' INCEPTION         THE MOST CURRENT MONTH-END
                                             DATE IS APRIL 30, 2004. RETURNS SINCE         PERFORMANCE, PLEASE CALL 800-451-4246
                                             THAT DATE ARE HISTORICAL RETURNS. ALL         OR VISIT AIMINVESTMENTS.COM.
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS A SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12b-1 FEES APPLICABLE
                                             TO CLASS A SHARES. CLASS A SHARES'
                                             INCEPTION DATE IS DECEMBER 31, 2001.

                                                  INSTITUTIONAL CLASS SHARES HAVE
                                             NO SALES CHARGE; THEREFORE,
                                             PERFORMANCE IS AT NET ASSET VALUE
                                             (NAV). PERFORMANCE OF INSTITUTIONAL
                                             CLASS SHARES WILL DIFFER FROM
                                             PERFORMANCE OF OTHER SHARE CLASSES DUE
                                             TO DIFFERING SALES CHARGES AND CLASS
========================================     EXPENSES.

NASDAQ SYMBOL                  MDICX

========================================

                                                                                       Over for information on your Fund's expenses.

=====================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

=====================================================================================

                                                 FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


                                                      [YOUR GOALS. OUR SOLUTIONS.]               [AIM INVESTMENTS LOGO APPEARS HERE]
                                                        --Registered Trademark--                      --Registered Trademark--

AIMinvestments.com       MCBV-INS-1      A I M Distributors, Inc.

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      period. Simply divide your account                 The hypothetical account values
                                             value by $1,000 (for example, an              and expenses may not be used to
As a shareholder of the Fund, you            $8,600 account value divided by $1,000        estimate the actual ending account
incur ongoing costs, including               = 8.6), then multiply the result by           balance or expenses you paid for the
management fees and other Fund               the number in the table under the             period. You may use this information
expenses. This example is intended to        heading entitled "Actual Expenses Paid        to compare the ongoing costs of
help you understand your ongoing costs       During Period" to estimate the                investing in the Fund and other funds.
(in dollars) of investing in the Fund        expenses you paid on your account             To do so, compare this 5% hypothetical
and to compare these costs with              during this period.                           example with the 5% hypothetical
ongoing costs of investing in other                                                        examples that appear in the
mutual funds. The example is based on        HYPOTHETICAL EXAMPLE FOR                      shareholder reports of the other
an investment of $1,000 invested at          COMPARISON PURPOSES                           funds.
the beginning of the period and held
for the entire period July 1, 2005,          The table below also provides                      Please note that the expenses
through December 31, 2005.                   information about hypothetical account        shown in the table are meant to
                                             values and hypothetical expenses based        highlight your ongoing costs only.
ACTUAL EXPENSES                              on the Fund's actual expense ratio and        Therefore, the hypothetical
                                             an assumed rate of return of 5% per           information is useful in comparing
The table below provides information         year before expenses, which is not the        ongoing costs only, and will not help
about actual account values and actual       Fund's actual return. The Fund's              you determine the relative total costs
expenses. You may use the information        actual cumulative total return after          of owning different funds.
in this table, together with the             expenses for the six months ended
amount you invested, to estimate the         December 31, 2005, appears in the
expenses that you paid over the              table on the front of this supplement.

====================================================================================================================================

                                                                                           HYPOTHETICAL
                                                          ACTUAL                (5% ANNUAL RETURN BEFORE EXPENSES)


                          BEGINNING           ENDING                EXPENSES       ENDING              EXPENSES        ANNUALIZED
    SHARE               ACCOUNT VALUE      ACCOUNT VALUE          PAID DURING   ACCOUNT VALUE        PAID DURING        EXPENSE
    CLASS                 (7/1/05)          (12/31/05)(1)           PERIOD(2)    (12/31/05)            PERIOD(2)         RATIO
Institutional            $1,000.00           $1,083.00              $4.88        $1,020.52              $4.74            0.93%

(1)  The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
     31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2005, appears in the table on the front of this supplement.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

AIMinvestments.com      MCBV-INS-1      A I M Distributors, Inc.

AIM MID CAP BASIC VALUE FUND

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-95.80%

ADVERTISING-2.52%

Interpublic Group of Cos., Inc. (The)(a)         659,670   $  6,365,815
=======================================================================

APPAREL RETAIL-4.14%

Gap, Inc. (The)                                  292,700      5,163,228
-----------------------------------------------------------------------
TJX Cos., Inc. (The)                             227,800      5,291,794
=======================================================================
                                                             10,455,022
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.03%

Waddell & Reed Financial, Inc.-Class A           244,490      5,126,955
=======================================================================

BREWERS-2.03%

Molson Coors Brewing Co.-Class B                  76,449      5,121,319
=======================================================================

BUILDING PRODUCTS-2.09%

American Standard Cos. Inc.                      132,350      5,287,382
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.58%

Lexmark International, Inc.-Class A(a)            33,000      1,479,390
=======================================================================

CONSTRUCTION & ENGINEERING-1.10%

Chicago Bridge & Iron Co. N.V.-New York
  Shares                                         110,000      2,773,100
=======================================================================

CONSTRUCTION MATERIALS-2.24%

CEMEX, S.A. de C.V.-ADR (Mexico)                  95,350      5,657,116
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-8.41%

BISYS Group, Inc. (The)(a)                       197,300      2,764,173
-----------------------------------------------------------------------
Ceridian Corp.(a)                                205,180      5,098,723
-----------------------------------------------------------------------
Certegy Inc.                                     144,550      5,862,948
-----------------------------------------------------------------------
DST Systems, Inc.(a)                             125,470      7,516,908
=======================================================================
                                                             21,242,752
=======================================================================

FOOD RETAIL-2.27%

Kroger Co. (The)(a)                              303,200      5,724,416
=======================================================================

HEALTH CARE DISTRIBUTORS-4.08%

McKesson Corp.                                   199,700     10,302,523
=======================================================================

HEALTH CARE EQUIPMENT-2.04%

Waters Corp.(a)                                  136,100      5,144,580
=======================================================================

HEALTH CARE FACILITIES-1.53%

Universal Health Services, Inc.-Class B           82,750      3,867,735
=======================================================================

HOTELS, RESORTS & CRUISE LINES-1.84%

Orient-Express Hotels Ltd.-Class A (Bermuda)     147,400      4,646,048
=======================================================================

INSURANCE BROKERS-2.75%

Aon Corp.(b)                                     193,000      6,938,350
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


LEISURE PRODUCTS-2.24%

Brunswick Corp.                                  139,470   $  5,670,850
=======================================================================

LIFE & HEALTH INSURANCE-4.32%

Nationwide Financial Services, Inc.-Class A      139,190      6,124,360
-----------------------------------------------------------------------
Protective Life Corp.                            109,300      4,784,061
=======================================================================
                                                             10,908,421
=======================================================================

MANAGED HEALTH CARE-6.62%

Aetna Inc.                                        91,380      8,618,048
-----------------------------------------------------------------------
WellPoint, Inc.(a)                               101,660      8,111,451
=======================================================================
                                                             16,729,499
=======================================================================

MULTI-LINE INSURANCE-2.37%

Genworth Financial Inc.-Class A                  173,500      5,999,630
=======================================================================

OIL & GAS DRILLING-9.03%

Nabors Industries Ltd.(a)                         93,690      7,097,018
-----------------------------------------------------------------------
Pride International, Inc.(a)                     245,910      7,561,733
-----------------------------------------------------------------------
Todco-Class A                                    214,100      8,148,646
=======================================================================
                                                             22,807,397
=======================================================================

PACKAGED FOODS & MEATS-2.48%

Cadbury Schweppes PLC-ADR (United Kingdom)       163,800      6,271,902
=======================================================================

PAPER PACKAGING-2.28%

Smurfit-Stone Container Corp.(a)                 406,400      5,758,688
=======================================================================

PROPERTY & CASUALTY INSURANCE-3.13%

ACE Ltd.                                         147,800      7,898,432
=======================================================================

REGIONAL BANKS-4.77%

Cullen/Frost Bankers, Inc.                       101,600      5,453,888
-----------------------------------------------------------------------
Zions Bancorp                                     87,470      6,609,233
=======================================================================
                                                             12,063,121
=======================================================================

RESTAURANTS-1.84%

Outback Steakhouse, Inc.                         111,730      4,649,085
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.08%

Brooks Automation, Inc.(a)                       420,000      5,262,600
=======================================================================

SPECIALIZED CONSUMER SERVICES-3.21%

Jackson Hewitt Tax Service Inc.                  292,800      8,113,488
=======================================================================

SPECIALTY CHEMICALS-2.46%

MacDermid, Inc.                                  223,000      6,221,700
=======================================================================

SYSTEMS SOFTWARE-2.88%

Computer Associates International, Inc.          258,600      7,289,934
=======================================================================

THRIFTS & MORTGAGE FINANCE-6.44%

Federal Agricultural Mortgage Corp.-Class
  C(b)                                           103,800      3,106,734
-----------------------------------------------------------------------

AIM MID CAP BASIC VALUE FUND


                                                SHARES        VALUE
-----------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE-(CONTINUED)

MGIC Investment Corp.                             77,400   $  5,094,468
-----------------------------------------------------------------------
Radian Group Inc.                                137,880      8,078,389
=======================================================================
                                                             16,279,591
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $183,547,638)                         242,056,841
=======================================================================

MONEY MARKET FUNDS-7.42%

Liquid Assets Portfolio-Institutional
  Class(c)                                     9,368,194      9,368,194
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    9,368,194      9,368,194
=======================================================================
    Total Money Market Funds (Cost
      $18,736,388)                                           18,736,388
=======================================================================
TOTAL INVESTMENTS-103.22% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $202,284,026)               260,793,229
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-2.62%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  6,623,640   $  6,623,640
-----------------------------------------------------------------------
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $6,623,640)                                       6,623,640
=======================================================================
TOTAL INVESTMENTS-105.84% (Cost $208,907,666)               267,416,869
=======================================================================
OTHER ASSETS LESS LIABILITIES-(5.84%)                       (14,752,353)
=======================================================================
NET ASSETS-100.00%                                         $252,664,516
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM MID CAP BASIC VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $183,547,638)*     $242,056,841
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $25,360,028)                             25,360,028
===========================================================
  Total investments (cost $208,907,666)         267,416,869
===========================================================
Receivables for:
  Fund shares sold                                  598,651
-----------------------------------------------------------
  Dividends                                         187,269
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               13,476
-----------------------------------------------------------
Other assets                                         38,148
===========================================================
  Total assets                                  268,254,413
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                           8,397,642
-----------------------------------------------------------
  Investments purchased from affiliates             119,372
-----------------------------------------------------------
  Fund shares reacquired                            206,899
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 19,518
-----------------------------------------------------------
  Collateral upon return of securities loaned     6,623,640
-----------------------------------------------------------
Accrued distribution fees                           109,505
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              122
-----------------------------------------------------------
Accrued transfer agent fees                          70,267
-----------------------------------------------------------
Accrued operating expenses                           42,932
===========================================================
  Total liabilities                              15,589,897
===========================================================
Net assets applicable to shares outstanding    $252,664,516
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $195,471,706
-----------------------------------------------------------
Undistributed net investment income (loss)          (15,873)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (1,300,520)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     58,509,203
===========================================================
                                               $252,664,516
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $127,775,091
___________________________________________________________
===========================================================
Class B                                        $ 69,594,095
___________________________________________________________
===========================================================
Class C                                        $ 29,946,393
___________________________________________________________
===========================================================
Class R                                        $    175,084
___________________________________________________________
===========================================================
Institutional Class                            $ 25,173,853
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           8,825,579
___________________________________________________________
===========================================================
Class B                                           4,935,027
___________________________________________________________
===========================================================
Class C                                           2,124,829
___________________________________________________________
===========================================================
Class R                                              12,122
___________________________________________________________
===========================================================
Institutional Class                               1,721,513
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      14.48
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $14.48 divided by
      94.50%)                                  $      15.32
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      14.10
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      14.09
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      14.44
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      14.62
___________________________________________________________
===========================================================

* At December 31, 2005, securities with an aggregate value of $6,303,015 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM MID CAP BASIC VALUE FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends                                                     $ 2,029,118
-------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $3,945, after compensation to
  counterparties of $254,780)                                     282,580
=========================================================================
  Total investment income                                       2,311,698
=========================================================================

EXPENSES:

Advisory fees                                                   1,852,909
-------------------------------------------------------------------------
Administrative services fees                                       93,271
-------------------------------------------------------------------------
Custodian fees                                                     21,356
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         362,707
-------------------------------------------------------------------------
  Class B                                                         656,543
-------------------------------------------------------------------------
  Class C                                                         286,200
-------------------------------------------------------------------------
  Class R                                                             395
-------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                              649,045
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                1,594
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          21,590
-------------------------------------------------------------------------
Other                                                             242,841
=========================================================================
    Total expenses                                              4,188,451
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (138,821)
=========================================================================
    Net expenses                                                4,049,630
=========================================================================
Net investment income (loss)                                   (1,737,932)
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities (includes gains
  from securities sold to affiliates of $285,511)               8,411,791
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                   16,912,296
=========================================================================
Net gain from investment securities                            25,324,087
=========================================================================
Net increase in net assets resulting from operations          $23,586,155
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM MID CAP BASIC VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,737,932)   $ (1,770,374)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   8,411,791       1,517,779
------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                              --         146,526
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                  16,912,296      24,454,568
==========================================================================================
    Net increase in net assets resulting from operations        23,586,155      24,348,499
==========================================================================================
Share transactions-net:
  Class A                                                         (127,307)     46,344,715
------------------------------------------------------------------------------------------
  Class B                                                          112,153      17,811,507
------------------------------------------------------------------------------------------
  Class C                                                         (191,498)     11,353,920
------------------------------------------------------------------------------------------
  Class R                                                          130,063          31,275
------------------------------------------------------------------------------------------
  Institutional Class                                           15,452,598       6,853,263
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                               15,376,009      82,394,680
==========================================================================================
    Net increase in net assets                                  38,962,164     106,743,179
__________________________________________________________________________________________
==========================================================================================

NET ASSETS:

  Beginning of year                                            213,702,352     106,959,173
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(15,873) and $(12,855), respectively)          $252,664,516    $213,702,352
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM MID CAP BASIC VALUE FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Mid Cap Basic Value Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

AIM MID CAP BASIC VALUE FUND


       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $1 billion                                              0.80%
--------------------------------------------------------------------
Next $4 billion                                               0.75%
--------------------------------------------------------------------
Over $5 billion                                               0.70%
 ___________________________________________________________________
====================================================================

AIM MID CAP BASIC VALUE FUND


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.745%
--------------------------------------------------------------------
Next $250 million                                             0.73%
--------------------------------------------------------------------
Next $500 million                                             0.715%
--------------------------------------------------------------------
Next $1.5 billion                                             0.70%
--------------------------------------------------------------------
Next $2.5 billion                                             0.685%
--------------------------------------------------------------------
Next $2.5 billion                                             0.67%
--------------------------------------------------------------------
Next $2.5 billion                                             0.655%
--------------------------------------------------------------------
Over $10 billion                                              0.64%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.70%, 2.45%, 2.45%, 1.95% and 1.45% of average daily net assets, respectively. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the numbers reflected above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the only expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $129,266.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $2,219.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $93,271.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended December 31, 2005, the Fund paid AISI $649,045 for Class A, Class B, Class C and Class R share classes and $1,594 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2005, the Class A, Class B, Class C and Class R shares paid $362,707, $656,543, $286,200 and $395, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2005, ADI advised the Fund that it retained $72,594 in front-end sales commissions from the sale of Class A shares and $139, $27,306, $3,997 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

AIM MID CAP BASIC VALUE FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                        CHANGE IN
                                                                        UNREALIZED
                         VALUE        PURCHASES        PROCEEDS        APPRECIATION        VALUE       DIVIDEND     REALIZED
FUND                   12/31/04        AT COST        FROM SALES      (DEPRECIATION)     12/31/05       INCOME     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class               $4,883,864     $ 43,692,479    $ (39,208,149)       $  --         $9,368,194     $138,808       $  --
------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                4,883,864       43,692,479      (39,208,149)          --          9,368,194     139,827           --
==============================================================================================================================
  Subtotal            $9,767,728     $ 87,384,958    $ (78,416,298)       $  --         $18,736,388    $278,635       $  --
==============================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                        CHANGE IN
                                                                        UNREALIZED
                         VALUE        PURCHASES        PROCEEDS        APPRECIATION        VALUE       DIVIDEND     REALIZED
FUND                   12/31/04        AT COST        FROM SALES      (DEPRECIATION)     12/31/05      INCOME*     GAIN (LOSS)
------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class               $       --     $ 40,095,900    $ (33,472,260)       $  --         $6,623,640     $ 2,645        $  --
------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class                1,530,900       34,334,200      (35,865,100)          --                 --       1,300           --
==============================================================================================================================
  Subtotal            $1,530,900     $ 74,430,100    $ (69,337,360)       $  --         $6,623,640     $ 3,945        $  --
==============================================================================================================================
  Total               $11,298,628    $161,815,058    $(147,753,658)       $  --         $25,360,028    $282,580       $  --
______________________________________________________________________________________________________________________________
==============================================================================================================================

* Net of compensation to counterparties

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $494,575 and sales of $1,980,000, which resulted in net realized gains of $285,511.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions which. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $7,336.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $4,751 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM MID CAP BASIC VALUE FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, securities with an aggregate value of $6,303,015 were on loan to brokers. The loans were secured by cash collateral of $6,623,640 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $3,945 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary income or long term capital distributions paid during the years ended December 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed long-term gain                                       1,071,188
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            56,137,495
----------------------------------------------------------------------------
Temporary book/tax differences                                       (15,873)
----------------------------------------------------------------------------
Shares of beneficial interest                                    195,471,706
============================================================================
Total net assets                                                $252,664,516
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

AIM MID CAP BASIC VALUE FUND


    The Fund utilized $6,979,841 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund did not have a capital loss carryforward for the year ended December 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during year ended December 31, 2005 was $77,516,068 and $64,043,447, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities         $61,727,197
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (5,589,702)
===============================================================================
Net unrealized appreciation of investment securities               $56,137,495
_______________________________________________________________________________
===============================================================================

Cost of investments for tax purposes is $211,279,374.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses, on December 31, 2005, undistributed net investment income (loss) was increased by $1,734,914, and shares of beneficial interest decreased by $1,734,914. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                CHANGES IN SHARES OUTSTANDING YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------------
                                                                       2005(a)                         2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,227,501    $ 56,368,546     6,159,742    $ 73,250,946
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,654,961      21,569,582     3,016,119      35,457,428
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        871,236      11,314,095     1,748,301      20,660,237
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      10,187         137,391         2,516          31,275
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                       1,189,861      15,990,676       575,259       6,898,180
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        288,275       3,841,999       286,013       3,430,679
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (295,324)     (3,841,999)     (290,717)     (3,430,679)
======================================================================================================================
Reacquired:
  Class A                                                     (4,467,385)    (60,337,852)   (2,577,027)    (30,336,910)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,348,862)    (17,615,430)   (1,227,626)    (14,215,242)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (892,221)    (11,505,593)     (808,272)     (9,306,317)
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                        (581)         (7,328)           --              --
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (39,882)       (538,078)       (3,725)        (44,917)
======================================================================================================================
                                                               1,197,766    $ 15,376,009     6,880,583    $ 82,394,680
______________________________________________________________________________________________________________________
======================================================================================================================

(a) 9% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by AIM.
(b) Class R shares and Institutional Class shares commenced sales on April 30, 2004.

AIM MID CAP BASIC VALUE FUND


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                       --------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,                     DECEMBER 31, 2001
                                                       --------------------------------------------------       (DATE OPERATIONS
                                                         2005           2004            2003       2002            COMMENCED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $  13.12       $  11.28         $  8.23    $  9.99            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                            (0.07)         (0.10)(a)       (0.08)     (0.06)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            1.43           1.93            3.13      (1.70)             (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                   --           0.01              --         --                 --
=================================================================================================================================
    Total from investment operations                       1.36           1.84            3.05      (1.76)             (0.01)
=================================================================================================================================
Net asset value, end of period                         $  14.48       $  13.12         $ 11.28    $  8.23            $  9.99
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                           10.37%         16.31%(c)       37.06%    (17.62)%            (0.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $127,775       $115,164         $55,372    $39,130            $   400
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements           1.51%(d)       1.67%           1.80%      1.80%              1.80%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements        1.57%(d)       1.69%           1.92%      1.93%            199.49%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                  (0.51)%(d)     (0.85)%         (1.00)%    (0.70)%            (0.31)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                   29%            34%             52%        41%                --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 16.22%.
(d)  Ratios are based on average daily net assets of $121,336,010.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

AIM MID CAP BASIC VALUE FUND

                                                                                        CLASS B
                                                      ---------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,                     DECEMBER 31, 2001
                                                      ---------------------------------------------------       (DATE OPERATIONS
                                                       2005          2004            2003          2002            COMMENCED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 12.87       $ 11.14         $  8.18       $  9.99            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.16)        (0.18)(a)       (0.13)        (0.12)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.39          1.90            3.09         (1.69)             (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                 --          0.01              --            --                 --
=================================================================================================================================
    Total from investment operations                     1.23          1.73            2.96         (1.81)             (0.01)
=================================================================================================================================
Less dividends from net investment income                  --            --              --         (0.00)                --
=================================================================================================================================
Net asset value, end of period                        $ 14.10       $ 12.87         $ 11.14       $  8.18            $  9.99
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          9.56%        15.53%(c)       36.19%       (18.12)%            (0.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $69,594       $63,374         $38,165       $21,204            $   300
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements         2.21%(d)      2.32%           2.45%         2.45%              2.45%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements      2.27%(d)      2.34%           2.57%         2.58%            200.14%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                (1.21)%(d)    (1.50)%         (1.65)%       (1.35)%            (0.96)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 29%           34%             52%           41%                --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.44%.
(d)  Ratios are based on average daily net assets of $65,654,263.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

AIM MID CAP BASIC VALUE FUND

                                                                                        CLASS C
                                                      ---------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,                     DECEMBER 31, 2001
                                                      ---------------------------------------------------       (DATE OPERATIONS
                                                       2005          2004            2003          2002            COMMENCED)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 12.86       $ 11.13         $  8.18       $  9.99            $ 10.00
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                          (0.16)        (0.18)(a)       (0.12)        (0.12)(a)          (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                      1.39          1.90            3.07         (1.69)             (0.01)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                 --          0.01              --            --                 --
=================================================================================================================================
    Total from investment operations                     1.23          1.73            2.95         (1.81)             (0.01)
=================================================================================================================================
Less dividends from net investment income                  --            --              --         (0.00)                --
=================================================================================================================================
Net asset value, end of period                        $ 14.09       $ 12.86         $ 11.13       $  8.18            $  9.99
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                          9.56%        15.54%(c)       36.06%       (18.12)%            (0.10)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $29,946       $27,601         $13,422       $ 8,059            $   300
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements         2.21%(d)      2.32%           2.45%         2.45%              2.45%(e)
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements      2.27%(d)      2.34%           2.57%         2.58%            200.14%(e)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                (1.21)%(d)    (1.50)%         (1.65)%       (1.35)%            (0.96)%(e)
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate(f)                                 29%           34%             52%           41%                --
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 15.45%.
(d)  Ratios are based on average daily net assets of $28,620,051.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

AIM MID CAP BASIC VALUE FUND

                                                                           CLASS R
                                                              ---------------------------------
                                                                                 APRIL 30, 2004
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $13.11              $11.88
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.05)              (0.08)(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.38                1.30
-----------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                           --                0.01
===============================================================================================
    Total from investment operations                               1.33                1.23
===============================================================================================
Net asset value, end of period                                   $14.44              $13.11
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   10.15%              10.35%(c)
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $  175              $   33
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.71%(d)            1.78%(e)
-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.77%(d)            1.80%(e)
===============================================================================================
Ratio of net investment income (loss) to average net assets       (0.71)%(d)          (0.96)%(e)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(f)                                           29%                 34%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.27%
(d)  Ratios are based on average daily net assets of $78,942.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

AIM MID CAP BASIC VALUE FUND

                                                                     INSTITUTIONAL CLASS
                                                              ---------------------------------
                                                                                 APRIL 30, 2004
                                                                                  (DATE SALES
                                                               YEAR ENDED        COMMENCED) TO
                                                              DECEMBER 31,        DECEMBER 31,
                                                                  2005                2004
-----------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $ 13.17              $11.88
-----------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     0.01               (0.02)(a)
-----------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           1.44                1.30
-----------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                           --                0.01
===============================================================================================
    Total from investment operations                               1.45                1.29
===============================================================================================
Net asset value, end of period                                  $ 14.62              $13.17
_______________________________________________________________________________________________
===============================================================================================
Total return(b)                                                   11.01%              10.86%(c)
_______________________________________________________________________________________________
===============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $25,174              $7,530
_______________________________________________________________________________________________
===============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.92%(d)            1.03%(e)
-----------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                0.98%(d)            1.05%(e)
===============================================================================================
Ratio of net investment income (loss) to average net assets       (0.08)%(d)          (0.21)%(e)
_______________________________________________________________________________________________
===============================================================================================
Portfolio turnover rate(f)                                           29%                 34%
_______________________________________________________________________________________________
===============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after the reimbursement the advisor paid for an economic loss due to a trading error. Total return before reimbursement by the advisor was 10.77%.
(d)  Ratios are based on average daily net assets of $15,924,375.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W.

AIM MID CAP BASIC VALUE FUND

Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices,

AIM MID CAP BASIC VALUE FUND
including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM MID CAP BASIC VALUE FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Mid Cap Basic Value Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Mid Cap Basic Value Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM MID CAP BASIC VALUE FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992           Director and Chairman, A I M Management
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)

                                                  Formerly: President and Chief Executive    None
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division

                                                  Formerly: Director, Chairman, President    None
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired
   Trustee

                                                  Formerly: Partner, law firm of Baker &     Badgley Funds, Inc. (registered
                                                  McKenzie                                   investment company (2 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation

                                                  Formerly: Director, President and Chief    None
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First
   Trustee                                        Century Group, Inc. (government affairs
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.

                                                  Formerly: Chief Executive Officer,         Administaff, and Discovery Global
                                                  Texana Timber LP (sustainable forestry     Education Fund (non-profit)
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

AIM MID CAP BASIC VALUE FUND

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company

                                                  Formerly: Senior Vice President and        N/A
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.

                                                  Formerly: Senior Vice President and        N/A
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.

                                                  Formerly: Senior Vice President, AIM       N/A
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 are 8.76, 9.07%, 8.29% and 14.58%, respectively.

          DOMESTIC EQUITY                          INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                     AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(1)           AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                       AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                        AIM Money Market Fund
AIM Dynamics Fund                            AIM International Core Equity Fund           AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(1)      Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                             Premier U.S. Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                                   SECTOR EQUITY
AIM Opportunities I Fund                                                                  TAX-FREE
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund
AIM Opportunities III Fund                   AIM Energy Fund                              AIM High Income Municipal Fund(1)
AIM Premier Equity Fund                      AIM Financial Services Fund                  AIM Municipal Bond Fund
AIM S&P 500 Index Fund                       AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                  AIM Tax-Free Intermediate Fund
AIM Small Cap Equity Fund                    AIM Gold & Precious Metals Fund              Premier Tax-Exempt Portfolio
AIM Small Cap Growth Fund(1)                 AIM Leisure Fund
AIM Small Company Growth Fund                AIM Multi-Sector Fund
AIM Summit Fund                              AIM Real Estate Fund(1)                              AIM ALLOCATION SOLUTIONS
AIM Trimark Endeavor Fund                    AIM Technology Fund
AIM Trimark Small Companies Fund             AIM Utilities Fund                           AIM Conservative Allocation Fund
AIM Weingarten Fund                                                                       AIM Growth Allocation Fund(2)
                                                                                          AIM Moderate Allocation Fund
*Domestic equity and income fund                                                          AIM Moderate Growth Allocation Fund
                                                                                          AIM Moderately Conservative Allocation
                                                                                          Fund


                                                                                                   DIVERSIFIED PORTFOLIOS

                                                                                          AIM Income Allocation Fund
                                                                                          AIM International Allocation Fund

                                             ================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
                                             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
                                             FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ================================================================================


(1) This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation
Fund was renamed AIM Growth Allocation Fund.

   If used after April 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $128 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $386 billion in assets under management. Data as of December 31, 2005.


AIMinvestments.com              MCBV-AR-1               A I M Distributors, Inc.

                               YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
--------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College    Separately   Offshore   Cash                 [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings    Managed      Products   Management                 --Registered Trademark--
                                  Plans      Accounts
--------------------------------------------------------------------------------

                                                         AIM PREMIER EQUITY FUND

                               Annual Report to Shareholders o December 31, 2005


                                  [COVER IMAGE]

YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM PREMIER EQUITY FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL. INCOME IS A SECONDARY OBJECTIVE.

o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          investment disciplines effect                 to be made to the net assets of the Fund
                                             transactions in the same security on or       at period end for financial reporting
o Class B shares are not available as an     about the same time.                          purposes, and as such, the net asset
investment for retirement plans                                                            values for shareholder transactions and
maintained pursuant to Section 401 of        ABOUT INDEXES USED IN THIS REPORT             the returns based on those net asset
the Internal Revenue Code, including                                                       values may differ from the net asset
401(k) plans, money purchase pension         o The unmanaged Standard & Poor's             values and returns reported in the
plans and profit sharing plans. Plans        Composite Index of 500 Stocks (the S&P        Financial Highlights.
that had existing accounts invested in       500--Registered Trademark-- Index) is an
Class B shares prior to September 30,        index of common stocks frequently used        o Industry classifications used in this
2003, will continue to be allowed to         as a general measure of U.S. stock            report are generally according to the
make additional purchases.                   market performance.                           Global Industry Classification Standard,
                                                                                           which was developed by and is the
o Class R shares are available only to       o The unmanaged MSCI World Index is a         exclusive property and a service mark of
certain retirement plans. Please see the     group of global securities tracked by         Morgan Stanley Capital International
prospectus for more information.             Morgan Stanley Capital International.         Inc. and Standard & Poor's.

PRINCIPAL RISKS OF INVESTING IN THE FUND     o The unmanaged Lipper Large-Cap Core         In November 2005, your Fund's board
                                             Fund Index represents an average of the       approved--subject to shareholder
o The Fund may invest up to 25% of its       performance of the 30 largest large-          approval--the proposed merger of AIM
assets in the securities of non-U.S.         capitalization core equity funds tracked      Premier Equity Fund into AIM Charter
issuers. International investing             by Lipper, Inc., an independent mutual        Fund.
presents certain risks not associated        fund performance monitor.
with investing solely in the United                                                        The Fund provides a complete list of its
States. These include risks relating to      o The Fund is not managed to track the        holdings four times in each fiscal year,
fluctuations in the value of the U.S.        performance of any particular index,          at the quarter-ends. For the second and
dollar relative to the values of other       including the indexes defined here, and       fourth quarters, the lists appear in the
currencies, the custody arrangements         consequently, the performance of the          Fund's semiannual and annual reports to
made for the Fund's foreign holdings,        Fund may deviate significantly from the       shareholders. For the first and third
differences in accounting, political         performance of the indexes.                   quarters, the Fund files the lists with
risks and the lesser degree of public                                                      the Securities and Exchange Commission
information required to be provided by       o A direct investment cannot be made in       (SEC) on Form N-Q. The most recent list
non-U.S. companies.                          an index. Unless otherwise indicated,         of portfolio holdings is available at
                                             index results include reinvested              AIMinvestments.com. From our home page,
o The Fund's investments in different,       dividends, and they do not reflect sales      click on Products & Performance, then
independently managed investment             charges. Performance of an index of           Mutual Funds, then Fund Overview. Select
disciplines create allocation risk,          funds reflects fund expenses;                 your Fund from the drop-down menu and
which is the risk that the allocation of     performance of a market index does not.       click on Complete Quarterly Holdings.
investments among core, growth and value                                                   Shareholders can also look up the Fund's
companies may have a more significant        OTHER INFORMATION                             Forms N-Q on the SEC's Web site at
effect on the Fund's net asset value                                                       sec.gov. Copies of the Fund's Forms N-Q
when one of these disciplines is             o The Conference Board is a                   may be reviewed and copied at the SEC's
performing more poorly than the others.      not-for-profit organization that              Public Reference Room at 450 Fifth
The active rebalancing of the Fund among     conducts research and publishes               Street, N.W., Washington, D.C.
these investment disciplines may result      information and analysis to help              20549-0102. You can obtain information
in increased transaction costs.              businesses strengthen their performance.      on the operation of the Public Reference
                                                                                           Room, including information about
o The independent management of the          o The returns shown in management's           duplicating fee charges, by calling
three discipline sections may also           discussion of Fund performance are based      202-942-8090 or 800-732-0330, or by
result in adverse tax consequences if        on net asset values calculated for            electronic request at the following
the portfolio managers responsible for       shareholder transactions. Generally           e-mail address: publicinfo@sec.gov. The
the Fund's three                             accepted accounting principles require        SEC file numbers for the Fund are
                                             adjustments                                   811-01540 and 2-27334.

                                                                                           A description of the policies and
                                                                                           procedures that the Fund uses to
                                                                                           determine how to vote proxies relating
                                                                                           to portfolio securities is available
                                                                                           without charge, upon request, from our
                                                                                           Client Services department at
                                                                                           800-959-4246 or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home
                                                                                           page, scroll down and click on AIM Funds
                                                                                           Proxy Policy. The information is also
                                                                                           available on the SEC Web site, sec.gov.

                                                                                           Continued on page 7

                                                                                           ========================================
==========================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND                  FUND NASDAQ SYMBOLS
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES
CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                 Class A Shares                      AVLFX
==========================================================================                 Class B Shares                      AVLBX
                                                                                           Class C Shares                      AVLCX
                                                                                           Class R Shares                      AVLRX

                                                                                           ========================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com


AIM PREMIER EQUITY FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:


[GRAHAM             Although many concerns weighed on investors' minds during
PHOTO]              the year covered by this report, stocks posted gains for the period. Domestically, the broad-based S&P 500 Index returned
                    4.91%. Internationally, Morgan Stanley's MSCI World Index rose 9.49%. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market restraint.

ROBERT H. GRAHAM         Within the indexes, there was considerable variability
                    in the performance of different sectors and markets. Domestically, energy sector performance far outpaced all other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than developed markets, partially because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                         One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the year ended December 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.
[WILLIAMSON
PHOTO]                   A number of key developments affected markets and the
                    economy in 2005:


                         o Hurricane Katrina, which devastated New Orleans in
                           August, had numerous economic repercussions and dealt
                           a short-term setback to consumer confidence. However,
                           consumer confidence rebounded toward the end of the
MARK H. WILLIAMSON         year, with the Conference Board crediting the
                           resiliency of the economy, falling gas prices and job growth for this trend.

                         o The nation's gross domestic product (GDP), the
                           broadest measure of economic activity, increased at a healthy rate throughout much of the year. The Bureau of Economic Analysis of the U.S. Department of Commerce reported that the nation's GDP grew at annualized rates of 3.8%, 3.3% and 4.1% for the first, second and third quarters of the year, respectively.

                         o For the second straight year, the economy created 2
                           million new jobs, although job growth was uneven and sometimes did not meet analysts' expectations on a monthly basis.

                         o The Federal Reserve Board (the Fed) continued its
                           tightening policy, raising the key federal funds target rate to 4.25% by the end of the year. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                         o Gasoline prices, which soared to a nationwide average
                           of slightly more than $3.08 per gallon on September 5 following Hurricane Katrina, had dropped by more than 80 cents by mid-December, according to the U.S. Energy Information Administration.

                         For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the year, please turn to Page 3.

                    YOUR FUND

                    Further information about the markets, your Fund, and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                         We at AIM remain committed to building solutions to
                    help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM             /s/ MARK H. WILLIAMSON

                    Robert H. Graham                 Mark H. Williamson
                    President & Vice Chair,          President,
                    AIM Funds                        A I M Advisors, Inc.

                    February 9, 2006

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM PREMIER EQUITY FUND

                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder
                    interests are at the forefront of every decision your board
[CROCKETT           makes.
PHOTO]
                    While regulators and fund companies debate the value of an independent board chair, this structure is working for you.
BRUCE L. CROCKETT
                    An independent chair can help lead to unbiased decisions and eliminate potential conflicts.

                         Some highlights of 2005 board activity:

                         o Board approval of voluntary fee reductions, which are
                           saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

                         o Board approval for the merger of 14 funds into other
                           AIM funds with similar investment objectives. Eight of these mergers were approved by shareholders of the target funds during 2005. The remaining six are being voted on by shareholders in early 2006. In each case, the goal is for the resulting merged fund to benefit from strengthened management and greater efficiency.

                         o Board approval for portfolio management changes at 11
                           funds, consistent with the goal of organizing management teams around common processes and shared investment views. Again, we hope that these changes will improve fund performance and efficiency.

                         In 2006, your board will continue to focus on reducing
                    costs and shareholder fees and improving portfolio performance, which is not yet as strong as we expect to see it. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                         The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who is retiring this year.

                         Your board welcomes your views. Please mail them to me
                    at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.


                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    February 9, 2006

AIM PREMIER EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

                                                                                           intrinsic value, or if there is a
                                                                                           permanent, fundamental deterioration
=====================================================================================      resulting in reduced intrinsic value
                                                                                           with inadequate upside potential or
PERFORMANCE SUMMARY                          ========================================      unexpected deterioration in financial
                                                                                           strength.
For the year ended December 31, 2005,        FUND VS. INDEXES
your Fund's performance was in line with                                                      The growth team uses quantitative and
that of the S&P 500 Index. The Fund's        TOTAL RETURNS, 12/31/04-12/31/05,             fundamental analysis to identify
energy and health care sector holdings       EXCLUDING APPLICABLE SALES CHARGES. IF        companies generating sustainable,
outperformed their respective sectors in     SALES CHARGES WERE INCLUDED, RETURNS          above-average earnings and cash flow
the S&P 500 Index, while the Fund's          WOULD BE LOWER.                               growth that is not fully reflected in
holdings in information technology and                                                     investor expectations or equity
industrials underperformed.                  Class A Shares                     5.24%      valuations. Quantitative analysis
                                                                                           focuses on the level, growth rate and
   Your Fund's long-term performance         Class B Shares                     4.48       sustainability of earnings, revenue and
appears on Pages 6 and 7.                                                                  cash flow. Fundamental analysis seeks to
                                             Class C Shares                     4.47       understand a company's drivers of
                                                                                           success and to assess their durability.
                                             Class R Shares                     4.98       The team's sell process seeks to
                                                                                           identify deterioration in the underlying
                                             S&P 500 Index (Broad Market                   reasons a stock was initially purchased.
                                             Index and Style-specific Index)    4.91       Conditions that may cause us to sell a
                                                                                           stock include deteriorating business
                                             Lipper Large-Cap Core Fund                    prospects, slowing earnings growth, an
                                             Index (Peer Group Index)           5.72       extended valuation or a more attractive
                                                                                           opportunity in another security.
                                             SOURCE: LIPPER, INC.
                                                                                              Our portfolio is a well-diversified,
                                             ========================================      large-cap core fund of 125 to 200 stocks
                                                                                           with the majority of holdings allocated
=====================================================================================      to core holdings and lesser amounts
                                                                                           allocated to value and growth holdings.
HOW WE INVEST                                The team considers selling a stock when       We strive to manage risk through the
                                             a price target is exceeded, there is          large number of holdings and our
We combine core, value and growth            deterioration in fundamentals, or a more      diversified exposure to a broad variety
disciplines, each of which has a             compelling opportunity exists.                of industries across the value-to-growth
different management team, to provide                                                      continuum.
return potential in a variety of                The value team capitalizes on the
markets. Each team manages its               fact that stock prices are more volatile      MARKET CONDITIONS AND YOUR FUND
respective discipline independently.         than business values and seeks to invest
                                             when a significant difference exists          During the year, economic indicators
   The core team identifies growing          between a stock's market price and its        were generally positive, pointing to the
companies whose stock prices may be          estimate of the company's intrinsic           health of the
experiencing some near-term distress.        value. (Estimated intrinsic value is a
Applying rigorous fundamental research       value determined by the business's                                         (continued)
focusing on cash flow analysis, the team     estimated future cash flows and is
identifies companies with management         independent of the stock market.) The
teams capable of weathering any              team considers selling a stock to
near-term challenges while successfully      capitalize on a more attractive
generating improving levels of free cash     opportunity, if a stock is trading
flow.                                        significantly above estimated

=======================================      ========================================      =======================================

PORTFOLIO COMPOSITION                        TOP 10 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*

By sector                                     1. Pharmaceuticals                 8.9%       1. Tyco International Ltd.        3.2%

Health Care                       18.6%       2. Oil & Gas Equipment                        2. Microsoft Corp.                1.7
                                                 & Services                      5.3
Financials                        18.3                                                      3. BJ Services Co.                1.6
                                              3. Property & Casualty Insurance   5.2
Information Technology            17.7                                                      4. ACE Ltd.                       1.5
                                              4. Industrial Conglomerates        4.7
Industrials                       11.9                                                      5. Waste Management, Inc.         1.5
                                              5. Investment Banking
Energy                            10.9           & Brokerage                     4.0        6. Merck & Co. Inc.               1.5

Consumer Discretionary            10.0        6. Systems Software                3.8        7. Citigroup Inc.                 1.5

Consumer Staples                   8.2        7. Managed Health Care             3.5        8. Computer Associates
                                                                                               International, Inc.            1.5
Telecommunication Services         1.3        8. Semiconductors                  3.3
                                                                                            9. WellPoint, Inc.                1.5
Materials                          1.0        9. Integrated Oil & Gas            3.2
                                                                                           10. Analog Devices, Inc.           1.4
Utilities                          0.5       10. Packaged Foods & Meats          3.1

Exchange Traded Funds              0.5       TOTAL NET ASSETS           $5.1 BILLION

Money Market Funds Plus                      TOTAL NUMBER OF HOLDINGS*           150
Other Assets Less Liabilities      1.1

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

=======================================      ========================================      =======================================

AIM PREMIER EQUITY FUND

U.S. economy. Throughout the year, the       WELLPOINT, as well as pharmaceutical          The views and opinions expressed in
nation's gross domestic product              holdings JOHNSON & JOHNSON and WYETH,         management's discussion of Fund
reflected continuing growth. Corporate       benefited Fund performance.                   performance are those of A I M Advisors,
earnings growth was generally healthy,                                                     Inc. These views and opinions are
while manufacturing growth continued and        Some well-known large-cap names in         subject to change at any time based on
inflation remained low. However, many        information technology struggled this         factors such as market and economic
investors focused on the impact that         year. In your Fund's portfolio, IBM and       conditions. These views and opinions may
record-breaking energy prices and rising     CISCO SYSTEMS detracted from                  not be relied upon as investment advice
interest rates could have on consumer        performance. At fiscal year-end, we           or recommendations, or as an offer for a
spending, which accounts for                 continued to hold these stocks and            particular security. The information is
approximately two-thirds of the U.S.         remained confident in their potential to      not a complete analysis of every aspect
economy.                                     achieve the price targets we set for          of any market, country, industry,
                                             them.                                         security or the Fund. Statements of fact
   Most domestic equity indexes produced                                                   are from sources considered reliable,
single-digit returns for 2005. In the           In your Fund's 2004 annual report, we      but A I M Advisors, Inc. makes no
S&P 500 Index, energy and utilities were     highlighted Tyco as a top contributor         representation or warranty as to their
the highest-performing sectors, while        for the year. However, for 2005, this         completeness or accuracy. Although
consumer discretionary and                   holding detracted from performance. This      historical performance is no guarantee
telecommunication services both posted       manufacturing conglomerate disappointed       of future results, these insights may
negative returns for the year.               investors by missing its forecasted           help you understand our investment
                                             earnings for the second quarter. Part of      management philosophy.
   During the year, we did not change        the reason for the disappointment was
the weighting of the three investment        the effect of increased cost of raw                 See important Fund and index
disciplines within the portfolio. We did     materials on margins in its plastics and           disclosures inside front cover.
make some marginal shifts within             adhesives business when oil prices rose
sectors. In financials, we increased our     dramatically. As the price of oil                              RONALD S. SLOAN,
exposure by adding to our insurance          flattened later in the year, Tyco was             [SLOAN       Chartered Financial
holdings. In the consumer discretionary      able to recapture some of the lost                 PHOTO]      Analyst, senior
sector, which was the worst performing       margins. We continue to hold this stock,                       portfolio manager, is
sector in the index, we reduced our          as we remain confident in company                              lead portfolio manager
exposure.                                    leadership, which has continued to pay                         of AIM Premier Equity
                                             back debt, repurchase shares and focus        Fund. Mr. Sloan has 35 years of
   Several of the Fund's stocks in the       on the company's most successful core         experience in the investment industry.
property and casualty insurance industry     pursuits. In December, management             He joined AIM in 1998. Mr. Sloan
were strong performers. These                announced an agreement on the sale of         attended the University of Missouri,
stocks--long-term holdings ACE LTD. and      the plastics and adhesives business, and      where he received both a B.S. in
ST. PAUL TRAVELERS, along with CHUBB,        at year-end, we expected positive             business administration and an M.B.A.
which we acquired this year--saw price       long-term prospects for this holding.
appreciation partly based on                                                                                LANNY H. SACHNOWITZ,
anticipation of better times ahead for       IN CLOSING                                       [SACHNOWITZ   senior portfolio
the industry. As a result of the                                                                PHOTO]      manager, is a manager
hurricane devastation in 2005, many          Throughout the year, we balanced the                           of AIM Premier Equity
insurers sustained heavy losses.             weighting of the Fund's holdings to                            Fund. Mr. Sachnowitz
Investors acted on the belief that such      provide shareholders the investment                            joined AIM in 1987. He
losses would put an end to the               profile of a core fund. A core fund is        received a B.S. in finance from the
discounting of premium prices and that a     designed to benefit from favorable            University of Southern California, and
stronger pricing cycle would result in       markets and to give up less during            he received his M.B.A from the
increased profitability and                  difficult times. As such, we provided         University of Houston.
corresponding share price increases.         competitive returns, providing
                                             performance that was in line with the                          BRET W. STANLEY,
   In the second half of the year we         S&P 500 Index for the year. At the same          [STANLEY      Chartered Financial
shifted our focus within the energy          time, we maintained our long-term                 PHOTO]       Analyst, senior
sector to oil and gas equipment and          investment horizon, owning companies                           portfolio manager, is a
services companies and away from oil and     with management teams that have track                          manager of AIM Premier
gas exploration and production               records of generating cash and                                 Equity Fund. Mr.
companies. The top contributor to Fund       appropriating it to benefit their             Stanley has 17 years of experience in
performance for the year, BJ SERVICES,       shareholders. Thank you for your              the investment industry. He joined AIM
is an oil and gas services company. We       investment in AIM Premier Equity Fund.        in 1998. Mr. Stanley attended The
selected BJ Services for its clean                                                         University of Texas, where he received
balance sheet, high returns on invested                                                    his B.B.A in finance, and the University
capital and disciplined management.                                                        of Houston, where he earned his M.S. in
                                                                                           finance.
   As a group, the Fund's health care
stocks outperformed the health care                                                        Assisted by the Mid/Large Cap Core Team,
sector in the S&P 500 Index. Managed                                                       Large/Multi-Cap Growth Team and Basic
health care companies CIGNA,                                                               Value Team
UNITEDHEALTH GROUP and
                                                                                                      [RIGHT ARROW GRAPHIC]

                                                                                           FOR A PRESENTATION OF YOUR FUND'S
                                                                                           LONG-TERM PERFORMANCE, PLEASE SEE
                                                                                           PAGES 6 AND 7.

AIM PREMIER EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,           The hypothetical account values and
                                             to estimate the expenses that you paid        expenses may not be used to estimate the
As a shareholder of the Fund, you incur      over the period. Simply divide your           actual ending account balance or
two types of costs: (1) transaction          account value by $1,000 (for example, an      expenses you paid for the period. You
costs, which may include sales charges       $8,600 account value divided by $1,000 =      may use this information to compare the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         ongoing costs of investing in the Fund
deferred sales charges on redemptions;       number in the table under the heading         and other funds. To do so, compare this
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         5% hypothetical example with the 5%
ongoing costs, including management          Period" to estimate the expenses you          hypothetical examples that appear in the
fees; distribution and/or service fees       paid on your account during this period.      shareholder reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                 any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
July 1, 2005, through December 31, 2005.     before expenses, which is not the Fund's      information is useful in comparing
                                             actual return. The Fund's actual              ongoing costs only, and will not help
ACTUAL EXPENSES                              cumulative total returns at net asset         you determine the relative total costs
                                             value after expenses for the six months       of owning different funds. In addition,
The table below provides information         ended December 31, 2005, appear in the        if these transactional costs were
about actual account values and actual       table "Cumulative Total Returns" on           included, your costs would have been
expenses. You may use the information in     Page 7.                                       higher.
this table,

====================================================================================================================================

                                                   ACTUAL                           HYPOTHETICAL
                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING             ENDING             EXPENSES         ENDING            EXPENSES        ANNUALIZED
  SHARE          ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING     ACCOUNT VALUE      PAID DURING       EXPENSE
  CLASS            (7/1/05)           (12/31/05)(1)         PERIOD(2)       (12/31/05)         PERIOD(2)         RATIO
    A            $1,000.00             $1,060.00             $ 6.59         $1,018.80           $ 6.46            1.27%
    B             1,000.00              1,056.30              10.47          1,015.02            10.26            2.02
    C             1,000.00              1,056.20              10.47          1,015.02            10.26            2.02
    R             1,000.00              1,058.50               7.89          1,017.54             7.73            1.52


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================


                                                                                               [ARROW
                                                                                                BUTTON   For More Information Visit
                                                                                                IMAGE]   AIMinvestments.com

AIM PREMIER EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

  RESULTS OF A $10,000 INVESTMENT

  FUND AND INDEX DATA FROM 12/31/95

==================================================================

                         [MOUNTAIN CHART]

DATE         AIM PREMIER EQUITY       S&P 500     LIPPER LARGE-CAP
             FUND-CLASS A SHARES       INDEX       CORE FUND INDEX
12/31/95          $ 9450               $10000         $10000
    1/96            9499                10340          10294
    2/96            9584                10436          10420
    3/96            9499                10537          10515
    4/96            9693                10692          10667
    5/96            9767                10967          10880
    6/96            9947                11009          10896
    7/96            9485                10523          10451
    8/96            9703                10745          10688
    9/96           10094                11349          11242
   10/96           10330                11662          11466
   11/96           10789                12543          12209
   12/96           10821                12295          11984
    1/97           11174                13062          12639
    2/97           11222                13165          12624
    3/97           10658                12625          12084
    4/97           11136                13378          12753
    5/97           12002                14196          13527
    6/97           12566                14827          14114
    7/97           13504                16006          15228
    8/97           12803                15110          14454
    9/97           13634                15937          15198
   10/97           13160                15406          14729
   11/97           13331                16118          15210
   12/97           13414                16395          15486
    1/98           13505                16576          15639
    2/98           14381                17771          16748
    3/98           15069                18680          17576
    4/98           15192                18871          17754
    5/98           15027                18547          17451
    6/98           15907                19300          18280
    7/98           15891                19096          18132
    8/98           13123                16337          15418
    9/98           13984                17385          16185
   10/98           15167                18797          17399
   11/98           16003                19936          18433
   12/98           17806                21084          19657
    1/99           18860                21965          20345
    2/99           18430                21282          19716
    3/99           19391                22134          20510
    4/99           19414                22991          21059
    5/99           19109                22448          20500
    6/99           20395                23691          21644
    7/99           19926                22954          21009
    8/99           19593                22841          20795
    9/99           19642                22215          20232
   10/99           20789                23621          21471
   11/99           21808                24101          21998
   12/99           23140                25518          23461
    1/00           22576                24236          22512
    2/00           23515                23778          22505
    3/00           25234                26103          24462
    4/00           24149                25318          23663
    5/00           22244                24799          23060
    6/00           23049                25409          23904
    7/00           22233                25012          23532
    8/00           23829                26565          25155
    9/00           21556                25163          23816
   10/00           21228                25056          23540
   11/00           19218                23082          21470
   12/00           19677                23196          21732
    1/01           20763                24018          22348
    2/01           18924                21829          20268
    3/01           17429                20447          19024
    4/01           19050                22035          20470
    5/01           18939                22183          20585
    6/01           18483                21643          20038
    7/01           18089                21430          19748
    8/01           16846                20090          18585
    9/01           15541                18468          17174
   10/01           15934                18820          17579
   11/01           16941                20263          18731
   12/01           17122                20441          18943
    1/02           16477                20143          18644
    2/02           15814                19754          18332
    3/02           16507                20497          18956
    4/02           15120                19255          17964
    5/02           14821                19114          17834
    6/02           13435                17753          16602
    7/02           12491                16369          15368
    8/02           12507                16476          15495
    9/02           11121                14687          13990
   10/02           11956                15979          15077
   11/02           12618                16918          15750
   12/02           11830                15925          14921
    1/03           11563                15509          14529
    2/03           11453                15276          14336
    3/03           11658                15423          14457
    4/03           12430                16693          15522
    5/03           12918                17572          16275
    6/03           13045                17796          16435
    7/03           13344                18110          16695
    8/03           13485                18463          17017
    9/03           13375                18267          16797
   10/03           14083                19300          17619
   11/03           14131                19470          17767
   12/03           14777                20490          18622
    1/04           14935                20866          18885
    2/04           15077                21156          19108
    3/04           14857                20837          18808
    4/04           14480                20510          18516
    5/04           14637                20791          18704
    6/04           14937                21195          19039
    7/04           14228                20494          18365
    8/04           14150                20576          18377
    9/04           14355                20799          18587
   10/04           14513                21117          18839
   11/04           15096                21971          19554
   12/04           15591                22718          20165
    1/05           15276                22165          19709
    2/05           15593                22631          20077
    3/05           15371                22230          19709
    4/05           15008                21809          19270
    5/05           15372                22502          19894
    6/05           15482                22535          19962
    7/05           15972                23372          20672
    8/05           15797                23159          20483
    9/05           16003                23347          20720
   10/05           15704                22957          20471
   11/05           16303                23825          21256
   12/05           16405                23833          21318
==================================================================

                                              SOURCE: LIPPER, INC.

Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable         effective than other types of charts in
sales charges, Fund expenses and             illustrating changes in value during the
management fees. Index results include       early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates
reflect sales charges. Performance of an     the dollar value of an investment, is
index of funds reflects fund expenses        constructed with each segment
and management fees; performance of a        representing a percent change in the
market index does not. Performance shown     value of the investment. In this chart,
in the chart and table(s) does not           each segment represents a doubling, or
reflect deduction of taxes a shareholder     100% change, in the value of the
would pay on Fund distributions or sale      investment. In other words, the space
of Fund shares. Performance of the           between $5,000 and $10,000 is the same
indexes does not reflect the effects of      size as the space between $10,000 and
taxes.                                       $20,000, and the space between $10,000
                                             and $20,000 is the same as that between
                                             $20,000 and $40,000, and so on.

AIM PREMIER EQUITY FUND

=======================================    =======================================

AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS

As of 12/31/05, including applicable       6 months ended 12/31/05, excluding
sales charges                              applicable sales charges

CLASS A SHARES                             Class A Shares                    6.00%
Inception (5/1/84)              11.88%     Class B Shares                    5.63
10 Years                         5.07      Class C Shares                    5.62
 5 Years                        -4.66      Class R Shares                    5.85
 1 Year                         -0.59
                                           =======================================
CLASS B SHARES
Inception (10/18/93)             6.89%
10 Years                         5.01
 5 Years                        -4.69
 1 Year                         -0.52

CLASS C SHARES
Inception (8/4/97)               1.67%
 5 Years                        -4.30
 1 Year                          3.47

CLASS R SHARES
10 Years                         5.41%
 5 Years                        -3.82
 1 Year                          4.98

=======================================

CLASS R SHARES' INCEPTION DATE IS JUNE       FOR THE MOST RECENT MONTH-END                 5% BEGINNING AT THE TIME OF PURCHASE TO
3, 2002. RETURNS SINCE THAT DATE ARE         PERFORMANCE. PERFORMANCE FIGURES REFLECT      0% AT THE BEGINNING OF THE SEVENTH YEAR.
HISTORICAL RETURNS. ALL OTHER RETURNS        REINVESTED DISTRIBUTIONS, CHANGES IN NET      THE CDSC ON CLASS C SHARES IS 1% FOR THE
ARE BLENDED RETURNS OF HISTORICAL CLASS      ASSET VALUE AND THE EFFECT OF THE             FIRST YEAR AFTER PURCHASE. CLASS R
R SHARE PERFORMANCE AND RESTATED CLASS A     MAXIMUM SALES CHARGE UNLESS OTHERWISE         SHARES DO NOT HAVE A FRONT-END SALES
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      STATED. INVESTMENT RETURN AND PRINCIPAL       CHARGE; RETURNS SHOWN ARE AT NET ASSET
THE INCEPTION DATE OF CLASS R SHARES) AT     VALUE WILL FLUCTUATE SO THAT YOU MAY          VALUE AND DO NOT REFLECT A 0.75% CDSC
NET ASSET VALUE, ADJUSTED TO REFLECT THE     HAVE A GAIN OR LOSS WHEN YOU SELL             THAT MAY BE IMPOSED ON A TOTAL
HIGHER RULE 12b-1 FEES APPLICABLE TO         SHARES.                                       REDEMPTION OF RETIREMENT PLAN ASSETS
CLASS R SHARES.                                                                            WITHIN THE FIRST YEAR.
                                                CLASS A SHARE PERFORMANCE REFLECTS
   THE PERFORMANCE DATA QUOTED REPRESENT     THE MAXIMUM 5.50% SALES CHARGE, AND              THE PERFORMANCE OF THE FUND'S SHARE
PAST PERFORMANCE AND CANNOT GUARANTEE        CLASS B AND CLASS C SHARE PERFORMANCE         CLASSES WILL DIFFER DUE TO DIFFERENT
COMPARABLE FUTURE RESULTS; CURRENT           REFLECTS THE APPLICABLE CONTINGENT            SALES CHARGE STRUCTURES AND CLASS
PERFORMANCE MAY BE LOWER OR HIGHER.          DEFERRED SALES CHARGE (CDSC) FOR THE          EXPENSES.
PLEASE VISIT AIMinvestments.com              PERIOD INVOLVED. THE CDSC ON CLASS B
                                             SHARES DECLINES FROM

                                                                                           Continued from inside front cover

                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2005, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

AIM PREMIER EQUITY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Funds Group   o The quality of services to be provided        o Fees relative to those of clients of
(the "Board") oversees the management of   by AIM. The Board reviewed the                  AIM with comparable investment
AIM Premier Equity Fund (the "Fund")       credentials and experience of the               strategies. The Board reviewed the
and, as required by law, determines        officers and employees of AIM who will          advisory fee rate for the Fund under the
annually whether to approve the            provide investment advisory services to         Advisory Agreement. The Board noted
continuance of the Fund's advisory         the Fund. In reviewing the                      that, based on the Fund's current assets
agreement with A I M Advisors, Inc.        qualifications of AIM to provide                and taking account of the breakpoint in
("AIM"). Based upon the recommendation     investment advisory services, the Board         the Fund's advisory fee schedule, this
of the Investments Committee of the        reviewed the qualifications of AIM's            rate (i) was comparable to the advisory
Board, which is comprised solely of        investment personnel and considered such        fee rates for a variable insurance fund
independent trustees, at a meeting held    issues as AIM's portfolio and product           advised by AIM and offered to insurance
on June 30, 2005, the Board, including     review process, various back office             company separate accounts with
all of the independent trustees,           support functions provided by AIM and           investment strategies comparable to
approved the continuance of the advisory   AIM's equity and fixed income trading           those of the Fund; and (ii) was lower
agreement (the "Advisory Agreement")       operations. Based on the review of these        than the advisory fee rates for three
between the Fund and AIM for another       and other factors, the Board concluded          offshore funds for which an affiliate of
year, effective July 1, 2005.              that the quality of services to be              AIM serves as advisor with investment
                                           provided by AIM was appropriate and that        strategies comparable to those of the
   The Board considered the factors        AIM currently is providing satisfactory         Fund. The Board noted that AIM has
discussed below in evaluating the          services in accordance with the terms of        agreed to waive advisory fees of the
fairness and reasonableness of the         the Advisory Agreement.                         Fund, as discussed below. Based on this
Advisory Agreement at the meeting on                                                       review, the Board concluded that the
June 30, 2005 and as part of the Board's   o The performance of the Fund relative          advisory fee rate for the Fund under the
ongoing oversight of the Fund. In their    to comparable funds. The Board reviewed         Advisory Agreement was fair and
deliberations, the Board and the           the performance of the Fund during the          reasonable.
independent trustees did not identify      past one, three and five calendar years
any particular factor that was             against the performance of funds advised        o Fees relative to those of comparable
controlling, and each trustee attributed   by other advisors with investment               funds with other advisors. The Board
different weights to the various           strategies comparable to those of the           reviewed the advisory fee rate for the
factors.                                   Fund. The Board noted that the Fund's           Fund under the Advisory Agreement. The
                                           performance in such periods was below           Board compared effective contractual
   One of the responsibilities of the      the median performance of such                  advisory fee rates at a common asset
Senior Officer of the Fund, who is         comparable funds. The Board noted that          level and noted that the Fund's rate was
independent of AIM and AIM's affiliates,   AIM has acknowledged that the Fund              above the median rate of the funds
is to manage the process by which the      continues to require a long-term                advised by other advisors with
Fund's proposed management fees are        solution to its under-performance, and          investment strategies comparable to
negotiated to ensure that they are         that management is continuing to closely        those of the Fund that the Board
negotiated in a manner which is at arm's   monitor the performance of the Fund and         reviewed. The Board noted that AIM has
length and reasonable. To that end, the    analyze various possible long-term              agreed to waive advisory fees of the
Senior Officer must either supervise a     solutions. Based on this review, the            Fund, as discussed below. Based on this
competitive bidding process or prepare     Board concluded that no changes should          review, the Board concluded that the
an independent written evaluation. The     be made to the Fund and that it was not         advisory fee rate for the Fund under the
Senior Officer has recommended an          necessary to change the Fund's portfolio        Advisory Agreement was fair and
independent written evaluation in lieu     management team at this time.                   reasonable.
of a competitive bidding process and,
upon the direction of the Board, has       o The performance of the Fund relative          o Expense limitations and fee waivers.
prepared such an independent written       to indices. The Board reviewed the              The Board noted that AIM has
evaluation. Such written evaluation also   performance of the Fund during the past         contractually agreed to waive advisory
considered certain of the factors          one, three and five calendar years              fees of the Fund through December 31,
discussed below. In addition, as           against the performance of the Lipper           2009 to the extent necessary so that the
discussed below, the Senior Officer made   Large-Cap Core Index. The Board noted           advisory fees payable by the Fund do not
certain recommendations to the Board in    that the Fund's performance in such             exceed a specified maximum advisory fee
connection with such written evaluation.   periods was below the performance of            rate, which maximum rate includes
                                           such Index. The Board noted that AIM has        breakpoints and is based on net asset
   The discussion below serves as a        acknowledged that the Fund continues to         levels. The Board considered the
summary of the Senior Officer's            require a long-term solution to its             contractual nature of this fee waiver
independent written evaluation and         under-performance, and that management          and noted that it remains in effect
recommendations to the Board in            is continuing to closely monitor the            until December 31, 2009. The Board noted
connection therewith, as well as a         performance of the Fund and analyze             that AIM also has contractually agreed
discussion of the material factors and     various possible long-term solutions.           to waive an additional 0.02% of the
the conclusions with respect thereto       Based on this review, the Board                 Fund's advisory fees through June 30,
that formed the basis for the Board's      concluded that no changes should be made        2006. The Board considered the
approval of the Advisory Agreement.        to the Fund and that it was not                 contractual nature of this fee waiver
After consideration of all of the          necessary to change the Fund's portfolio        and noted that it remains in effect
factors below and based on its informed    management team at this time.                   until June 30, 2006. The Board
business judgment, the Board determined                                                    considered the effect these fee waivers
that the Advisory Agreement is in the      o Meeting with the Fund's portfolio             would have on the Fund's estimated
best interests of the Fund and its         managers and investment personnel. With         expenses and concluded that the levels
shareholders and that the compensation     respect to the Fund, the Board is               of fee waivers/expense limitations for
to AIM under the Advisory Agreement is     meeting periodically with such Fund's           the Fund were fair and reasonable.
fair and reasonable and would have been    portfolio managers and/or other
obtained through arm's length              investment personnel and believes that          o Breakpoints and economies of scale.
negotiations.                              such individuals are competent and able         The Board reviewed the structure of the
                                           to continue to carry out their                  Fund's advisory fee under the Advisory
o The nature and extent of the advisory    responsibilities under the Advisory             Agreement, noting that it includes one
services to be provided by AIM. The        Agreement.                                      breakpoint. The Board reviewed the level
Board reviewed the services to be                                                          of the Fund's advisory fees, and noted
provided by AIM under the Advisory         o Overall performance of AIM. The Board         that such fees, as a percentage of the
Agreement. Based on such review, the       considered the overall performance of           Fund's net assets, have decreased as net
Board concluded that the range of          AIM in providing investment advisory and        assets increased because the Advisory
services to be provided by AIM under the   portfolio administrative services to the        Agreement includes a breakpoint. The
Advisory Agreement was appropriate and     Fund and concluded that such performance        Board noted that AIM has contractually
that AIM currently is providing services   was satisfactory.                               agreed to waive advisory fees of the
in accordance with the terms of the                                                        Fund through December 31, 2009 to the
Advisory Agreement.                                                                        extent necessary so that the advisory
                                                                                           fees payable by the Fund do not exceed a
                                                                                           specified maximum advisory fee rate,
                                                                                           which maximum rate includes breakpoints
                                                                                           and is based on

                                                                                                                       (continued)

AIM PREMIER EQUITY FUND


net asset levels. The Board concluded      o Profitability of AIM and its                  AIM and its affiliates, including
that the Fund's fee levels under the       affiliates. The Board reviewed                  maintaining an internal controls
Advisory Agreement therefore reflect       information concerning the profitability        committee and retaining an independent
economies of scale and that it was not     of AIM's (and its affiliates')                  compliance consultant, and the fact that
necessary to change the advisory fee       investment advisory and other activities        AIM has undertaken to cause the Fund to
breakpoints in the Fund's advisory fee     and its financial condition. The Board          operate in accordance with certain
schedule.                                  considered the overall profitability of         governance policies and practices. The
                                           AIM, as well as the profitability of AIM        Board concluded that these actions
o Investments in affiliated money market   in connection with managing the Fund.           indicated a good faith effort on the
funds. The Board also took into account    The Board noted that AIM's operations           part of AIM to adhere to the highest
the fact that uninvested cash and cash     remain profitable, although increased           ethical standards, and determined that
collateral from securities lending         expenses in recent years have reduced           the current regulatory and litigation
arrangements (collectively, "cash          AIM's profitability. Based on the review        environment to which AIM is subject
balances") of the Fund may be invested     of the profitability of AIM's and its           should not prevent the Board from
in money market funds advised by AIM       affiliates' investment advisory and             continuing the Advisory Agreement for
pursuant to the terms of an SEC            other activities and its financial              the Fund.
exemptive order. The Board found that      condition, the Board concluded that the
the Fund may realize certain benefits      compensation to be paid by the Fund to
upon investing cash balances in AIM        AIM under its Advisory Agreement was not
advised money market funds, including a    excessive.
higher net return, increased liquidity,
increased diversification or decreased     o Benefits of soft dollars to AIM. The
transaction costs. The Board also found    Board considered the benefits realized
that the Fund will not receive reduced     by AIM as a result of brokerage
services if it invests its cash balances   transactions executed through "soft
in such money market funds. The Board      dollar" arrangements. Under these
noted that, to the extent the Fund         arrangements, brokerage commissions paid
invests in affiliated money market         by the Fund and/or other funds advised
funds, AIM has voluntarily agreed to       by AIM are used to pay for research and
waive a portion of the advisory fees it    execution services. This research is
receives from the Fund attributable to     used by AIM in making investment
such investment. The Board further         decisions for the Fund. The Board
determined that the proposed securities    concluded that such arrangements were
lending program and related procedures     appropriate.
with respect to the lending Fund is in
the best interests of the lending Fund     o AIM's financial soundness in light of
and its respective shareholders. The       the Fund's needs. The Board considered
Board therefore concluded that the         whether AIM is financially sound and has
investment of cash collateral received     the resources necessary to perform its
in connection with the securities          obligations under the Advisory
lending program in the money market        Agreement, and concluded that AIM has
funds according to the procedures is in    the financial resources necessary to
the best interests of the lending Fund     fulfill its obligations under the
and its respective shareholders.           Advisory Agreement.

o Independent written evaluation and       o Historical relationship between the
recommendations of the Fund's Senior       Fund and AIM. In determining whether to
Officer. The Board noted that, upon        continue the Advisory Agreement for the
their direction, the Senior Officer of     Fund, the Board also considered the
the Fund, who is independent of AIM and    prior relationship between AIM and the
AIM's affiliates, had prepared an          Fund, as well as the Board's knowledge
independent written evaluation in order    of AIM's operations, and concluded that
to assist the Board in determining the     it was beneficial to maintain the
reasonableness of the proposed             current relationship, in part, because
management fees of the AIM Funds,          of such knowledge. The Board also
including the Fund. The Board noted that   reviewed the general nature of the
the Senior Officer's written evaluation    non-investment advisory services
had been relied upon by the Board in       currently performed by AIM and its
this regard in lieu of a competitive       affiliates, such as administrative,
bidding process. In determining whether    transfer agency and distribution
to continue the Advisory Agreement for     services, and the fees received by AIM
the Fund, the Board considered the         and its affiliates for performing such
Senior Officer's written evaluation and    services. In addition to reviewing such
the recommendation made by the Senior      services, the trustees also considered
Officer to the Board that the Board        the organizational structure employed by
consider implementing a process to         AIM and its affiliates to provide those
assist them in more closely monitoring     services. Based on the review of these
the performance of the AIM Funds. The      and other factors, the Board concluded
Board concluded that it would be           that AIM and its affiliates were
advisable to implement such a process as   qualified to continue to provide
soon as reasonably practicable. The        non-investment advisory services to the
Board also considered the Senior           Fund, including administrative, transfer
Officer's recommendation that the Board    agency and distribution services, and
consider an additional fee waiver for      that AIM and its affiliates currently
the Fund due to the Fund's                 are providing satisfactory
under-performance. The Board concluded     non-investment advisory services.
that such a fee waiver in the amount of
0.02% of the Fund's advisory fees was      o Other factors and current trends. In
appropriate for the Fund and requested     determining whether to continue the
such a fee waiver from AIM. The Board      Advisory Agreement for the Fund, the
noted that AIM has agreed to this fee      Board considered the fact that AIM,
waiver, as discussed above.                along with others in the mutual fund
                                           industry, is subject to regulatory
                                           inquiries and litigation related to a
                                           wide range of issues. The Board also
                                           considered the governance and compliance
                                           reforms being undertaken by

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/05

AIM PREMIER EQUITY FUND


                                             ========================================
INSTITUTIONAL CLASS SHARES
                                             AVERAGE ANNUAL TOTAL RETURNS                 PLEASE NOTE THAT PAST PERFORMANCE IS NOT
The following information has been           For periods ended 12/31/05                   INDICATIVE OF FUTURE RESULTS. MORE
prepared to provide Institutional Class                                                   RECENT RETURNS MAY BE MORE OR LESS THAN
shareholders with a performance overview     Inception (3/15/02)              0.03%       THOSE SHOWN. ALL RETURNS ASSUME
specific to their holdings.                  1 Year                           6.25        REINVESTMENT OF DISTRIBUTIONS AT NAV.
Institutional Class shares are offered       6 Months*                        6.35        INVESTMENT RETURN AND PRINCIPAL VALUE
exclusively to institutional investors,                                                   WILL FLUCTUATE SO YOUR SHARES, WHEN
including defined contribution plans         *Cumulative total return that has not        REDEEMED, MAY BE WORTH MORE OR LESS THAN
that meet certain criteria.                  been annualized                              THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                                                                          INFORMATION ON COMPARATIVE BENCHMARKS.
                                             ========================================     PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                                                                          MORE INFORMATION. FOR THE MOST CURRENT
                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES     MONTH-END PERFORMANCE, PLEASE CALL
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NET     800-451-4246 OR VISIT
                                             ASSET VALUE (NAV). PERFORMANCE OF            AIMinvestments.com.
                                             INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES
                                             DUE TO DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.











========================================

NASDAQ SYMBOL                  AVLVX

========================================




                                                                                       Over for information on your Fund's expenses.

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

================================================================================

                                               FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.



                                                     [YOUR GOALS. OUR SOLUTIONS.]                [AIM INVESTMENTS LOGO APPEARS HERE]
                                                       --Registered Trademark--                        --Registered Trademark--



AIMinvestments.com                 PEQ-INS-1       A I M Distributors, Inc.

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      $1,000 (for example, an $8,600 account       The hypothetical account values and
                                             value divided by $1,000 = 8.6), then         expenses may not be used to estimate the
As a shareholder of the Fund, you incur      multiply the result by the number in the     actual ending account balance or
ongoing costs, including management fees     table under the heading entitled "Actual     expenses you paid for the period. You
and other Fund expenses. This example is     Expenses Paid During Period" to estimate     may use this information to compare the
intended to help you understand your         the expenses you paid on your account        ongoing costs of investing in the Fund
ongoing costs (in dollars) of investing      during this period.                          and other funds. To do so, compare this
in the Fund and to compare these costs                                                    5% hypothetical example with the 5%
with ongoing costs of investing in other     HYPOTHETICAL EXAMPLE FOR COMPARISON          hypothetical examples that appear in the
mutual funds. The example is based on an     PURPOSES                                     shareholder reports of the other funds.
investment of $1,000 invested at the
beginning of the period and held for the     The table below also provides                   Please note that the expenses shown
entire period July 1, 2005, through          information about hypothetical account       in the table are meant to highlight your
December 31, 2005.                           values and hypothetical expenses based       ongoing costs only. Therefore, the
                                             on the Fund's actual expense ratio and       hypothetical information is useful in
ACTUAL EXPENSES                              an assumed rate of return of 5% per year     comparing ongoing costs only, and will
                                             before expenses, which is not the Fund's     not help you determine the relative
The table below provides information         actual return. The Fund's actual             total costs of owning different funds.
about actual account values and actual       cumulative total return after expenses
expenses. You may use the information in     for the six months ended December 31,
this table, together with the amount you     2005, appears in the table on the front
invested, to estimate the expenses that      of this supplement.
you paid over the period. Simply divide
your account value by

====================================================================================================================================

                                                      ACTUAL                             HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING           ENDING                 EXPENSES        ENDING               EXPENSES         ANNUALIZED
   SHARE             ACCOUNT VALUE      ACCOUNT VALUE           PAID DURING     ACCOUNT VALUE        PAID DURING         EXPENSE
   CLASS                (7/1/05)        (12/31/05)(1)            PERIOD(2)       (12/31/05)           PERIOD(2)           RATIO
Institutional          $1,000.00          $1,063.50                $4.00         $1,021.32              $3.92             0.77%


(1)  The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
     31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2005, appears in the table on the front of this supplement.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================


AIMinvestments.com                      PEQ-INS-1       A I M Distributors, Inc.

AIM PREMIER EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                 SHARES         VALUE
--------------------------------------------------------------------------
DOMESTIC COMMON STOCKS & OTHER EQUITY
  INTERESTS-86.98%

ADVERTISING-1.01%

Interpublic Group of Cos., Inc. (The)(a)        1,279,900   $   12,351,035
--------------------------------------------------------------------------
Omnicom Group Inc.                                464,500       39,542,885
==========================================================================
                                                                51,893,920
==========================================================================

AEROSPACE & DEFENSE-2.36%

Boeing Co. (The)                                  300,000       21,072,000
--------------------------------------------------------------------------
General Dynamics Corp.                            100,000       11,405,000
--------------------------------------------------------------------------
Honeywell International Inc.                      549,900       20,483,775
--------------------------------------------------------------------------
Lockheed Martin Corp.                             340,000       21,634,200
--------------------------------------------------------------------------
Northrop Grumman Corp.                            608,314       36,565,755
--------------------------------------------------------------------------
Precision Castparts Corp.                         200,000       10,362,000
==========================================================================
                                                               121,522,730
==========================================================================

ALUMINUM-0.31%

Alcoa Inc.                                        535,100       15,822,907
==========================================================================

APPAREL RETAIL-0.95%

Chico's FAS, Inc.(a)                              175,000        7,687,750
--------------------------------------------------------------------------
Gap, Inc. (The)                                 1,585,400       27,966,456
--------------------------------------------------------------------------
TJX Cos., Inc. (The)                              571,927       13,285,864
==========================================================================
                                                                48,940,070
==========================================================================

APPLICATION SOFTWARE-0.40%

Amdocs Ltd.(a)                                    750,000       20,625,000
==========================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.24%

Bank of New York Co., Inc. (The)                1,996,534       63,589,608
==========================================================================

BIOTECHNOLOGY-1.98%

Amgen Inc.(a)                                     752,130       59,312,972
--------------------------------------------------------------------------
Genentech, Inc.(a)                                120,000       11,100,000
--------------------------------------------------------------------------
Genzyme Corp.(a)                                  145,000       10,263,100
--------------------------------------------------------------------------
Gilead Sciences, Inc.(a)                          400,000       21,052,000
==========================================================================
                                                               101,728,072
==========================================================================

BUILDING PRODUCTS-1.00%

Masco Corp.                                     1,700,100       51,326,019
==========================================================================

COMMUNICATIONS EQUIPMENT-1.90%

Cisco Systems, Inc.(a)                          3,435,000       58,807,200
--------------------------------------------------------------------------
QUALCOMM Inc.                                     900,000       38,772,000
==========================================================================
                                                                97,579,200
==========================================================================

COMPUTER & ELECTRONICS RETAIL-0.13%

Best Buy Co., Inc.                                150,000        6,522,000
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

COMPUTER HARDWARE-1.67%

Apple Computer, Inc.(a)                           600,000   $   43,134,000
--------------------------------------------------------------------------
Dell Inc.(a)                                      370,000       11,096,300
--------------------------------------------------------------------------
International Business Machines Corp.             387,262       31,832,937
==========================================================================
                                                                86,063,237
==========================================================================

COMPUTER STORAGE & PERIPHERALS-0.96%

EMC Corp.(a)                                    1,000,000       13,620,000
--------------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            791,789       35,495,901
==========================================================================
                                                                49,115,901
==========================================================================

CONSUMER FINANCE-0.35%

American Express Co.                              128,168        6,595,525
--------------------------------------------------------------------------
SLM Corp.                                         211,000       11,623,990
==========================================================================
                                                                18,219,515
==========================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.05%

First Data Corp.                                1,260,200       54,201,202
==========================================================================

DEPARTMENT STORES-1.09%

Federated Department Stores, Inc.                 200,000       13,266,000
--------------------------------------------------------------------------
J.C. Penney Co., Inc.                             235,000       13,066,000
--------------------------------------------------------------------------
Nordstrom, Inc.                                   800,000       29,920,000
==========================================================================
                                                                56,252,000
==========================================================================

DIVERSIFIED BANKS-0.49%

Bank of America Corp.                             550,215       25,392,422
==========================================================================

DIVERSIFIED CHEMICALS-0.17%

Dow Chemical Co. (The)                            196,600        8,615,012
==========================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.56%

Cendant Corp.                                   1,670,000       28,807,500
==========================================================================

ELECTRIC UTILITIES-0.46%

FPL Group, Inc.                                   571,900       23,768,164
==========================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-0.00%

Symbol Technologies, Inc.                           1,346           17,256
==========================================================================

ENVIRONMENTAL & FACILITIES SERVICES-1.52%

Waste Management, Inc.                          2,581,780       78,357,023
==========================================================================

FOOD RETAIL-1.71%

Kroger Co. (The)(a)                             3,153,308       59,534,455
--------------------------------------------------------------------------
Safeway Inc.                                    1,193,500       28,238,210
==========================================================================
                                                                87,772,665
==========================================================================

AIM PREMIER EQUITY FUND

                                                 SHARES         VALUE
--------------------------------------------------------------------------

GENERAL MERCHANDISE STORES-0.96%

Target Corp.                                      898,700   $   49,401,539
==========================================================================

HEALTH CARE DISTRIBUTORS-1.85%

Cardinal Health, Inc.                           1,030,400       70,840,000
--------------------------------------------------------------------------
McKesson Corp.                                    470,766       24,286,818
==========================================================================
                                                                95,126,818
==========================================================================

HEALTH CARE EQUIPMENT-0.53%

Baxter International Inc.                         729,100       27,450,615
==========================================================================

HEALTH CARE FACILITIES-0.68%

HCA Inc.                                          690,300       34,860,150
==========================================================================

HEALTH CARE SERVICES-0.30%

Caremark Rx, Inc.(a)                              300,000       15,537,000
==========================================================================

HOME IMPROVEMENT RETAIL-0.51%

Home Depot, Inc. (The)                            650,000       26,312,000
==========================================================================

HOMEFURNISHING RETAIL-0.47%

Bed Bath & Beyond Inc.(a)                         660,610       23,881,052
==========================================================================

HOUSEHOLD PRODUCTS-0.71%

Procter & Gamble Co. (The)                        633,750       36,681,450
==========================================================================

INDUSTRIAL CONGLOMERATES-4.74%

General Electric Co.                            1,889,253       66,218,318
--------------------------------------------------------------------------
Textron Inc.                                      150,000       11,547,000
--------------------------------------------------------------------------
Tyco International Ltd.                         5,742,462      165,727,453
==========================================================================
                                                               243,492,771
==========================================================================

INDUSTRIAL MACHINERY-0.86%

Dover Corp.                                       567,743       22,987,914
--------------------------------------------------------------------------
Illinois Tool Works Inc.(b)                       242,800       21,363,972
==========================================================================
                                                                44,351,886
==========================================================================

INSURANCE BROKERS-0.47%

Marsh & McLennan Cos., Inc.                       759,000       24,105,840
==========================================================================

INTEGRATED OIL & GAS-2.38%

ConocoPhillips                                    525,000       30,544,500
--------------------------------------------------------------------------
Exxon Mobil Corp.                               1,057,353       59,391,518
--------------------------------------------------------------------------
Murphy Oil Corp.                                  604,424       32,632,852
==========================================================================
                                                               122,568,870
==========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.29%

AT&T Inc.                                       1,758,827       43,073,673
--------------------------------------------------------------------------
Verizon Communications Inc.                       777,028       23,404,083
==========================================================================
                                                                66,477,756
==========================================================================

INTERNET RETAIL-0.25%

eBay Inc.(a)                                      300,000       12,975,000
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-1.17%

Google Inc.-Class A(a)                             50,000   $   20,743,000
--------------------------------------------------------------------------
Yahoo! Inc.(a)                                  1,000,000       39,180,000
==========================================================================
                                                                59,923,000
==========================================================================

INVESTMENT BANKING & BROKERAGE-3.96%

Goldman Sachs Group, Inc. (The)                   370,000       47,252,700
--------------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     225,000       28,838,250
--------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         947,473       64,172,346
--------------------------------------------------------------------------
Morgan Stanley                                  1,112,760       63,138,003
==========================================================================
                                                               203,401,299
==========================================================================

INVESTMENT COMPANIES -- EXCHANGE TRADED
  FUNDS-0.52%

iShares Russell 1000 Growth Index Fund            525,000       26,780,250
==========================================================================

IT CONSULTING & OTHER SERVICES-0.48%

Accenture Ltd.-Class A                            853,758       24,647,993
==========================================================================

MANAGED HEALTH CARE-3.52%

Aetna Inc.                                        510,000       48,098,100
--------------------------------------------------------------------------
CIGNA Corp.                                       122,000       13,627,400
--------------------------------------------------------------------------
UnitedHealth Group Inc.                           700,000       43,498,000
--------------------------------------------------------------------------
WellPoint, Inc.(a)                                950,300       75,824,437
==========================================================================
                                                               181,047,937
==========================================================================

MOVIES & ENTERTAINMENT-1.55%

News Corp.-Class A                              2,205,400       34,293,970
--------------------------------------------------------------------------
Walt Disney Co. (The)                           1,891,900       45,348,843
==========================================================================
                                                                79,642,813
==========================================================================

MULTI-LINE INSURANCE-1.88%

American International Group, Inc.                452,724       30,889,359
--------------------------------------------------------------------------
Genworth Financial Inc.-Class A                   727,000       25,139,660
--------------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     470,600       40,419,834
==========================================================================
                                                                96,448,853
==========================================================================

OFFICE ELECTRONICS-1.07%

Xerox Corp.                                     3,743,500       54,842,275
==========================================================================

OIL & GAS DRILLING-1.29%

Nabors Industries Ltd.(a)(c)                      371,500       28,141,125
--------------------------------------------------------------------------
Transocean Inc.(a)                                546,800       38,106,492
==========================================================================
                                                                66,247,617
==========================================================================

OIL & GAS EQUIPMENT & SERVICES-5.10%

BJ Services Co.(c)                              2,192,600       80,402,642
--------------------------------------------------------------------------
Halliburton Co.                                   903,800       55,999,448
--------------------------------------------------------------------------
National-Oilwell Varco Inc.(a)                    300,000       18,810,000
--------------------------------------------------------------------------

AIM PREMIER EQUITY FUND

                                                 SHARES         VALUE
--------------------------------------------------------------------------
OIL & GAS EQUIPMENT & SERVICES-(CONTINUED)

Schlumberger Ltd.                                 679,240   $   65,988,166
--------------------------------------------------------------------------
Smith International, Inc.                       1,112,794       41,295,785
==========================================================================
                                                               262,496,041
==========================================================================

OIL & GAS EXPLORATION & PRODUCTION-0.49%

Apache Corp.                                      368,500       25,249,620
==========================================================================

OIL & GAS REFINING & MARKETING-0.50%

Valero Energy Corp.                               496,000       25,593,600
==========================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.32%

Citigroup Inc.                                  1,592,153       77,267,185
--------------------------------------------------------------------------
JPMorgan Chase & Co.                            1,063,700       42,218,253
==========================================================================
                                                               119,485,438
==========================================================================

PACKAGED FOODS & MEATS-1.61%

Campbell Soup Co.                                 591,573       17,611,128
--------------------------------------------------------------------------
ConAgra Foods, Inc.                               575,000       11,661,000
--------------------------------------------------------------------------
General Mills, Inc.                               698,563       34,453,127
--------------------------------------------------------------------------
Kraft Foods Inc.-Class A                          680,600       19,152,084
==========================================================================
                                                                82,877,339
==========================================================================

PERSONAL PRODUCTS-1.21%

Avon Products, Inc.                               953,000       27,208,150
--------------------------------------------------------------------------
Estee Lauder Cos. Inc. (The)-Class A            1,044,889       34,982,884
==========================================================================
                                                                62,191,034
==========================================================================

PHARMACEUTICALS-5.64%

Bristol-Myers Squibb Co.                        1,649,800       37,912,404
--------------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      892,000       36,286,560
--------------------------------------------------------------------------
Johnson & Johnson                                 750,000       45,075,000
--------------------------------------------------------------------------
Merck & Co. Inc.                                2,458,162       78,194,133
--------------------------------------------------------------------------
Pfizer Inc.                                     1,200,000       27,984,000
--------------------------------------------------------------------------
Wyeth                                           1,397,901       64,401,299
==========================================================================
                                                               289,853,396
==========================================================================

PROPERTY & CASUALTY INSURANCE-5.15%

ACE Ltd.                                        1,473,919       78,766,231
--------------------------------------------------------------------------
Allstate Corp. (The)                              375,000       20,276,250
--------------------------------------------------------------------------
Berkshire Hathaway Inc.-Class A(a)                    760       67,351,200
--------------------------------------------------------------------------
Chubb Corp. (The)                                 333,701       32,585,903
--------------------------------------------------------------------------
St. Paul Travelers Cos., Inc. (The)               736,482       32,898,651
--------------------------------------------------------------------------
XL Capital Ltd.-Class A                           489,179       32,960,881
==========================================================================
                                                               264,839,116
==========================================================================

PUBLISHING-0.60%

Gannett Co., Inc.                                 507,730       30,753,206
==========================================================================

                                                 SHARES         VALUE
--------------------------------------------------------------------------

RAILROADS-0.90%

Burlington Northern Santa Fe Corp.                200,000   $   14,164,000
--------------------------------------------------------------------------
Union Pacific Corp.                               400,600       32,252,306
==========================================================================
                                                                46,416,306
==========================================================================

REGIONAL BANKS-0.94%

Fifth Third Bancorp                               591,814       22,323,224
--------------------------------------------------------------------------
North Fork Bancorp., Inc.                         957,687       26,202,316
==========================================================================
                                                                48,525,540
==========================================================================

RESTAURANTS-0.52%

YUM! Brands, Inc.                                 575,000       26,956,000
==========================================================================

SEMICONDUCTOR EQUIPMENT-0.51%

Applied Materials, Inc.                         1,457,800       26,152,932
==========================================================================

SEMICONDUCTORS-3.30%

Analog Devices, Inc.                            2,033,284       72,933,897
--------------------------------------------------------------------------
Intel Corp.                                     1,328,200       33,151,872
--------------------------------------------------------------------------
National Semiconductor Corp.                    1,025,000       26,629,500
--------------------------------------------------------------------------
Texas Instruments Inc.                            425,000       13,629,750
--------------------------------------------------------------------------
Xilinx, Inc.(b)                                   923,300       23,276,393
==========================================================================
                                                               169,621,412
==========================================================================

SOFT DRINKS-0.59%

Coca-Cola Co. (The)                               757,878       30,550,062
==========================================================================

SPECIALTY STORES-0.32%

Office Depot, Inc.(a)                             525,000       16,485,000
==========================================================================

SYSTEMS SOFTWARE-3.78%

Computer Associates International, Inc.         2,733,400       77,054,546
--------------------------------------------------------------------------
Microsoft Corp.                                 3,276,100       85,670,015
--------------------------------------------------------------------------
Oracle Corp.(a)                                 1,455,000       17,765,550
--------------------------------------------------------------------------
Symantec Corp.(a)                                 780,000       13,650,000
==========================================================================
                                                               194,140,111
==========================================================================

THRIFTS & MORTGAGE FINANCE-0.75%

Fannie Mae                                        791,100       38,613,591
==========================================================================
    Total Domestic Common Stocks & Other
      Equity Interests (Cost $3,756,228,106)                 4,473,135,951
==========================================================================
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-11.89%

ARGENTINA-0.23%

Tenaris S.A.-ADR (Oil & Gas Equipment &
  Services)                                       102,219       11,704,076
==========================================================================

FINLAND-0.67%

Nokia Oyj-ADR (Communications Equipment)        1,886,651       34,525,713
==========================================================================

FRANCE-2.02%

Sanofi-Aventis (Pharmaceuticals)(d)               677,245       59,335,676
--------------------------------------------------------------------------
TOTAL S.A. (Integrated Oil & Gas)(d)              176,515       44,423,207
--------------------------------------------------------------------------
                                                               103,758,883
==========================================================================

AIM PREMIER EQUITY FUND

                                                 SHARES         VALUE
--------------------------------------------------------------------------

ISRAEL-0.67%

Teva Pharmaceutical Industries Ltd.-ADR
  (Pharmaceuticals)(b)                            800,058   $   34,410,495
==========================================================================

JAPAN-0.81%

Nintendo Co., Ltd. (Home Entertainment
  Software)(d)                                    105,900       12,873,115
--------------------------------------------------------------------------
Sony Corp.-ADR (Consumer Electronics)             709,800       28,959,840
==========================================================================
                                                                41,832,955
==========================================================================

MEXICO-0.55%

CEMEX, S.A. de C.V.-ADR (Construction
  Materials)                                      480,000       28,478,400
==========================================================================

NETHERLANDS-3.02%

Heineken N.V. (Brewers)(d)                      1,359,286       43,080,251
--------------------------------------------------------------------------
Koninklijke (Royal) Philips Electronics N.V.
  (Consumer Electronics)                        1,856,500       57,692,710
--------------------------------------------------------------------------
Unilever N.V. (Packaged Foods & Meats)(d)         792,294       54,258,005
==========================================================================
                                                               155,030,966
==========================================================================

SINGAPORE-0.24%

Marvel Technology Group Ltd.
  (Semiconductors)(a)                             223,000       12,508,070
==========================================================================

SWITZERLAND-1.41%

Alcon, Inc. (Health Care Supplies)                325,000       42,120,000
--------------------------------------------------------------------------
Novartis A.G.-ADR (Pharmaceuticals)               335,000       17,580,800
--------------------------------------------------------------------------
UBS A.G. (Diversified Capital Markets)            133,000       12,662,329
==========================================================================
                                                                72,363,129
==========================================================================

TAIWAN-0.21%

Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Semiconductors)                     1,100,000       10,901,000
==========================================================================

UNITED KINGDOM-2.06%

Barclays PLC (Diversified Banks)                2,407,401       25,307,213
--------------------------------------------------------------------------
Cadbury Schweppes PLC (Packaged Foods &
  Meats)                                        2,490,000       23,540,827
--------------------------------------------------------------------------
GlaxoSmithKline PLC-ADR (Pharmaceuticals)         863,258       43,577,264
--------------------------------------------------------------------------
Shire PLC-ADR (Pharmaceuticals)                   350,000       13,576,500
==========================================================================
                                                               106,001,804
==========================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $522,377,366)                            611,515,491
==========================================================================


                                               NUMBER
                                                 OF        EXERCISE   EXPIRATION
                                               CONTRACTS   PRICE        DATE        VALUE
------------------------------------------------------------------------------------------
PUT OPTIONS PURCHASED-0.00%

OIL & GAS DRILLING-0.00%

  Nabors Industries, Ltd.                        2,600      $60.0       Jan-06      $2,860
==========================================================================================

OIL & GAS EQUIPMENT & SERVICES-0.00%

  BJ Services Co.                               11,000       27.5       Jan-06           0
==========================================================================================
    Total Put Options Purchased (Cost
      $2,463,878)                                                                    2,860
==========================================================================================


                                                 SHARES
MONEY MARKET FUNDS-1.07%

Liquid Assets Portfolio-Institutional
  Class(e)                                     27,662,328       27,662,328
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    27,662,328       27,662,328
==========================================================================
    Total Money Market Funds (Cost
      $55,324,656)                                              55,324,656
==========================================================================
TOTAL INVESTMENTS-99.94% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost
  $4,336,394,006)                                            5,139,978,958
==========================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-1.18%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  60,701,625       60,701,625
==========================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities
      loaned)(Cost $60,701,625)                                 60,701,625
==========================================================================
TOTAL INVESTMENTS-101.12% (Cost
  $4,397,095,631)                                            5,200,680,583
==========================================================================
OTHER ASSETS LESS LIABILITIES-(1.12%)                          (57,840,224)
==========================================================================
NET ASSETS-100.00%                                          $5,142,840,359
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.

(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.

(c) A portion of this security is subject to call options written. See Note 1I and Note 9.

(d) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate value of these securities at December 31, 2005 was $213,970,254, which represented 4.16% of the Fund's Net Assets. See Note 1A.

(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM PREMIER EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $4,281,069,350)*  $5,084,654,302
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $116,026,281)                            116,026,281
============================================================
    Total investments (cost $4,397,095,631)    5,200,680,583
============================================================
Foreign currencies, at value (cost $956,421)         956,946
------------------------------------------------------------
Receivables for:
  Investments sold                                33,376,135
------------------------------------------------------------
  Fund shares sold                                   740,754
------------------------------------------------------------
  Dividends                                        6,466,112
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               507,775
------------------------------------------------------------
Other assets                                          39,533
============================================================
    Total assets                               5,242,767,838
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          28,622,665
------------------------------------------------------------
  Options written, at value (premiums
    received $1,431,028)                           3,961,180
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                               1,263,803
------------------------------------------------------------
  Collateral upon return of securities
    loaned                                        60,701,625
------------------------------------------------------------
Accrued distribution fees                          1,992,930
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               596
------------------------------------------------------------
Accrued transfer agent fees                        2,536,406
------------------------------------------------------------
Accrued operating expenses                           848,274
============================================================
    Total liabilities                             99,927,479
============================================================
Net assets applicable to shares outstanding   $5,142,840,359
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $8,133,447,142
------------------------------------------------------------
Undistributed net investment income               (1,328,955)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (3,790,331,925)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies and option
  contracts                                      801,054,097
============================================================
                                              $5,142,840,359
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $3,407,365,130
____________________________________________________________
============================================================
Class B                                       $1,483,793,030
____________________________________________________________
============================================================
Class C                                       $  220,531,127
____________________________________________________________
============================================================
Class R                                       $    1,591,011
____________________________________________________________
============================================================
Institutional Class                           $   29,560,061
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          327,831,705
____________________________________________________________
============================================================
Class B                                          154,977,273
____________________________________________________________
============================================================
Class C                                           23,014,297
____________________________________________________________
============================================================
Class R                                              154,123
____________________________________________________________
============================================================
Institutional Class                                2,813,634
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        10.39
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.39 divided
      by 94.50%)                              $        10.99
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $         9.57
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $         9.58
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        10.32
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        10.51
____________________________________________________________
============================================================

* At December 31, 2005, securities with an aggregate value of $58,574,821 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM PREMIER EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,275,779)      $  83,911,634
---------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $273,904, after compensation
  to counterparties of $1,764,640)                                5,657,578
===========================================================================
    Total investment income                                      89,569,212
===========================================================================

EXPENSES:

Advisory fees                                                    36,532,023
---------------------------------------------------------------------------
Administrative services fees                                        664,094
---------------------------------------------------------------------------
Custodian fees                                                      605,805
---------------------------------------------------------------------------
Distribution fees:
  Class A                                                         9,243,698
---------------------------------------------------------------------------
  Class B                                                        18,315,727
---------------------------------------------------------------------------
  Class C                                                         2,557,309
---------------------------------------------------------------------------
  Class R                                                             6,350
---------------------------------------------------------------------------
Transfer agent fees -- A, B, C & R                               19,533,194
---------------------------------------------------------------------------
Transfer agent fees -- Institutional                                 17,065
---------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           194,873
---------------------------------------------------------------------------
Other                                                             2,257,528
===========================================================================
    Total expenses                                               89,927,666
===========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                   (1,881,219)
===========================================================================
    Net expenses                                                 88,046,447
===========================================================================
Net investment income                                             1,522,765
===========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities (includes gains (losses) from
    securities sold to affiliates of $(1,589,736))              391,700,165
---------------------------------------------------------------------------
  Foreign currencies                                               (462,570)
===========================================================================
                                                                391,237,595
===========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (143,012,260)
---------------------------------------------------------------------------
  Foreign currencies                                                   (956)
---------------------------------------------------------------------------
  Option contracts written                                       (2,530,152)
===========================================================================
                                                               (145,543,368)
===========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              245,694,227
===========================================================================
Net increase in net assets resulting from operations          $ 247,216,992
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM PREMIER EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                   2005               2004
------------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $     1,522,765    $     6,495,939
------------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                              391,237,595        543,675,823
------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, foreign currencies, futures
    contracts and option contracts                               (145,543,368)      (233,501,742)
================================================================================================
    Net increase in net assets resulting from operations          247,216,992        316,670,020
================================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (2,709,837)        (6,005,272)
------------------------------------------------------------------------------------------------
  Institutional Class                                                (175,098)           (28,013)
================================================================================================
Decrease in net assets resulting from distributions                (2,884,935)        (6,033,285)
================================================================================================
Share transactions-net:
  Class A                                                        (990,328,444)    (1,093,570,069)
------------------------------------------------------------------------------------------------
  Class B                                                        (892,609,951)    (1,396,211,918)
------------------------------------------------------------------------------------------------
  Class C                                                        (100,698,039)      (134,394,245)
------------------------------------------------------------------------------------------------
  Class R                                                             675,718            137,938
------------------------------------------------------------------------------------------------
  Institutional Class                                              25,317,158            603,693
================================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (1,957,643,558)    (2,623,434,601)
================================================================================================
    Net increase (decrease) in net assets                      (1,713,311,501)    (2,312,797,866)
================================================================================================

NET ASSETS:

  Beginning of year                                             6,856,151,860      9,168,949,726
================================================================================================
  End of year (including undistributed net investment income
    of $(1,328,955) and $(788,589), respectively)             $ 5,142,840,359    $ 6,856,151,860
________________________________________________________________________________________________
================================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM PREMIER EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Premier Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's primary investment objective is to achieve long-term growth of capital. Income is a secondary investment objective.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of

AIM PREMIER EQUITY FUND

     brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

AIM PREMIER EQUITY FUND

J. PUT OPTIONS -- The Fund may purchase put options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedged. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold.

K. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

L. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                             0.80%
====================================================================
Over $150 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                             0.75%
--------------------------------------------------------------------
Next $4.85 billion                                            0.615%
--------------------------------------------------------------------
Next $2.5 billion                                              0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
====================================================================
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    AIM has also contractually agreed to waive advisory fees equal to 0.02% of the Fund's average daily net assets, through June 30, 2006.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $1,594,592.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $94,706.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $664,094.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended December 31, 2005, the Fund paid AISI $19,533,194 for Class A, Class B, Class C and Class R share classes and $17,065 for Institutional Class shares.

AIM PREMIER EQUITY FUND


    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2005, the Class A, Class B, Class C and Class R shares paid $9,243,698, $18,315,727, $2,557,309, and $6,350, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended December 31, 2005, ADI advised the Fund that it retained $257,944 in front-end sales commissions from the sale of Class A shares and $6,425, $472,527, $12,018 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES


The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $119,054,041     $1,114,826,414    $(1,206,218,127)       $   --        $ 27,662,328     $2,681,973      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class           119,054,041      1,114,826,414     (1,206,218,127)           --          27,662,328      2,701,701          --
===================================================================================================================================
  Subtotal       $238,108,082     $2,229,652,828    $(2,412,436,254)       $   --        $ 55,324,656     $5,383,674      $   --
===================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE         DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME*      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class          $         --     $  240,126,486    $  (179,424,861)       $   --        $ 60,701,625     $  114,926      $   --
-----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            27,306,920        404,168,873       (431,475,793)           --                  --        158,978          --
===================================================================================================================================
  Subtotal       $ 27,306,920     $  644,295,359    $  (610,900,654)       $   --        $ 60,701,625     $  273,904      $   --
===================================================================================================================================
  Total          $265,415,002     $2,873,948,187    $(3,023,336,908)       $   --        $116,026,281     $5,657,578      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $51,835,454 and sales of $26,780,147, which resulted in net realized gains (losses) of $(1,589,736).

AIM PREMIER EQUITY FUND

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $191,921.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $28,990 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, securities with an aggregate value of $58,574,821 were on loan to brokers. The loans were secured by cash collateral of $60,701,625 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $273,904 for securities lending transactions, which are net of compensation to counterparties.

AIM PREMIER EQUITY FUND

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
-------------------------------------------------------------------------------------
                                                               CALL OPTION CONTRACTS
                                                              -----------------------
                                                              NUMBER OF     PREMIUMS
                                                              CONTRACTS     RECEIVED
-------------------------------------------------------------------------------------
Beginning of year                                                  --      $       --
-------------------------------------------------------------------------------------
Written                                                        13,600       1,431,028
=====================================================================================
End of year                                                    13,600      $1,431,028
_____________________________________________________________________________________
=====================================================================================

                                             OPEN CALL OPTIONS WRITTEN AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     UNREALIZED
                                               CONTRACT       STRIKE      NUMBER OF     PREMIUMS       VALUE        APPRECIATION
                                                 MONTH         PRICE      CONTRACTS     RECEIVED      12/31/05     (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
BJ Services Co.                                 Jan-06          $35        11,000      $ 782,808     $2,313,300     $(1,530,492)
---------------------------------------------------------------------------------------------------------------------------------
Nabors Industries, Ltd.                         Jan-06           70         2,600        648,220      1,647,880        (999,660)
=================================================================================================================================
                                                                           13,600      $1,431,028    $3,961,180     $(2,530,152)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:


The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $2,884,935    $6,033,285
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:


As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
-----------------------------------------------------------------------------
Unrealized appreciation -- investments                        $   773,474,549
-----------------------------------------------------------------------------
Temporary book/tax differences                                     (1,130,597)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (3,762,752,377)
-----------------------------------------------------------------------------
Post-October currency loss deferral                                  (198,358)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   8,133,447,142
=============================================================================
Total net assets                                              $ 5,142,840,359
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to the deferral of losses on wash sales. The tax-basis unrealized appreciation on investments amount includes appreciation (depreciation) on foreign currencies of $(703) and option contracts written of $(2,530,152).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of December 31, 2005 to utilizing $3,750,714,158 of capital loss carryforward in the fiscal year ended December 31, 2006.

AIM PREMIER EQUITY FUND


    The Fund utilized $396,677,924 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
December 31, 2009                                               $  750,402,770
------------------------------------------------------------------------------
December 31, 2010                                                2,279,293,105
------------------------------------------------------------------------------
December 31, 2011                                                  733,056,502
==============================================================================
Total capital loss carryforward                                 $3,762,752,377
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of AIM Premier Equity II Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $2,335,536,002 and $4,127,322,460, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
---------------------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities                      $ 934,048,735
---------------------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities                     (158,043,331)
=============================================================================================
Net unrealized appreciation of investment securities                            $ 776,005,404
_____________________________________________________________________________________________
=============================================================================================


Cost of investments for tax purposes is $4,424,675,179.

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and distributions, on December 31, 2005, undistributed net investment income was increased by $821,804, undistributed net realized gain
(loss) was increased by $462,570 and shares of beneficial interest decreased by $1,284,374. This reclassification had no effect on the net assets of the Fund.

AIM PREMIER EQUITY FUND

NOTE 13--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                                 CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------------
                                                                          2005(A)                             2004
                                                              -------------------------------    -------------------------------
                                                                 SHARES           AMOUNT            SHARES           AMOUNT
--------------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        8,766,990    $    86,775,735      19,026,912    $   177,793,866
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        4,787,414         43,808,552       7,798,250         67,922,205
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                        1,074,774          9,846,216       1,961,009         17,069,552
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          112,984          1,109,181          39,878            369,677
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                            3,195,907         32,083,076         276,850          2,558,155
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                          245,505          2,577,750         550,080          5,357,824
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                               16,337            173,338           2,565             25,160
================================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       31,726,231        313,604,548      64,231,883        602,604,466
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (34,332,159)      (313,604,548)    (69,041,635)      (602,604,466)
================================================================================================================================
Reacquired:
  Class A                                                     (140,555,271)    (1,393,286,477)   (201,673,468)    (1,879,326,225)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (68,142,998)      (622,813,955)    (99,213,876)      (861,529,657)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (12,086,988)      (110,544,255)    (17,405,960)      (151,463,797)
--------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          (43,491)          (433,463)        (24,986)          (231,739)
--------------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                             (697,536)        (6,939,256)       (205,058)        (1,979,622)
================================================================================================================================
                                                              (205,932,301)   $(1,957,643,558)   (293,677,556)   $(2,623,434,601)
________________________________________________________________________________________________________________________________
================================================================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 15% of the outstanding shares of the Fund. ADI has an agreement with these entities to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.

NOTE 14--SIGNIFICANT EVENT

The Board of Trustees of the Trust unanimously approved, on November 14, 2005, a Plan of Reorganization pursuant to which the Fund would transfer all of its assets to AIM Charter Fund ("Buying Fund"), a series of AIM Equity Funds ("the Reorganization"). Upon closing of the Reorganization, shareholders of the Fund will receive a corresponding class of shares of Buying Fund in exchange for their shares of the Fund, and the Fund will cease operations.

  The Plan of Reorganization requires approval of the Fund's shareholders. The Fund currently intends to submit the Plan of Reorganization to the shareholders for their consideration at a meeting to be held on or around February 28, 2006. Additional information regarding the Plan of Reorganization will be included in proxy materials to be mailed to shareholders for consideration. If the Plan of Reorganization is approved by the shareholders of the Fund and certain conditions required by the Plan of Reorganization are satisfied, the Reorganization is expected to become effective shortly thereafter.

AIM PREMIER EQUITY FUND


NOTE 15--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                     CLASS A
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2005             2004                2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     9.88       $     9.38          $     7.51       $    10.87       $    12.51
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                        0.03             0.04(a)(b)          0.01(a)         (0.01)(a)        (0.00)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.49             0.47                1.86            (3.35)           (1.63)
=================================================================================================================================
    Total from investment operations                  0.52             0.51                1.87            (3.36)           (1.63)
=================================================================================================================================
Less distributions:
  Dividends from net investment income               (0.01)           (0.01)                 --               --               --
---------------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                 --               --                  --               --            (0.01)
=================================================================================================================================
    Total distributions                              (0.01)           (0.01)                 --               --            (0.01)
=================================================================================================================================
Net asset value, end of period                  $    10.39       $     9.88          $     9.38       $     7.51       $    10.87
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       5.24%            5.48%              24.90%          (30.91)%         (12.99)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $3,407,365       $4,225,192          $5,116,444       $4,642,361       $8,502,699
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                    1.25%(d)         1.26%               1.26%            1.17%            1.08%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    1.28%(d)         1.28%               1.27%            1.19%            1.12%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                  0.29%(d)         0.39%(b)            0.07%           (0.08)%          (0.03)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 41%              86%                 37%              36%              38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.03 and 0.24%, respectively.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $3,697,479,289.

AIM PREMIER EQUITY FUND

                                                                                     CLASS B
                                                ---------------------------------------------------------------------------------
                                                                             YEAR ENDED DECEMBER 31,
                                                ---------------------------------------------------------------------------------
                                                   2005             2004                2003             2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period            $     9.16       $     8.75          $     7.07       $    10.30       $    11.94
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                       (0.05)           (0.03)(a)(b)        (0.05)(a)        (0.07)(a)        (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                          0.46             0.44                1.73            (3.16)           (1.54)
=================================================================================================================================
    Total from investment operations                  0.41             0.41                1.68            (3.23)           (1.63)
=================================================================================================================================
Less distributions from net realized gains              --               --                  --               --            (0.01)
=================================================================================================================================
Net asset value, end of period                  $     9.57       $     9.16          $     8.75       $     7.07       $    10.30
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                       4.48%            4.69%              23.76%          (31.36)%         (13.61)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)        $1,483,793       $2,315,119          $3,616,395       $4,274,489       $9,186,980
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                                    2.00%(d)         2.01%               2.01%            1.92%            1.84%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                                    2.03%(d)         2.03%               2.02%            1.94%            1.88%
=================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                                 (0.46)%(d)       (0.36)%(b)          (0.68)%          (0.84)%          (0.79)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                 41%              86%                 37%              36%              38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)%, respectively.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $1,831,572,728.

AIM PREMIER EQUITY FUND

                                                                                          CLASS C
                                                          -----------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------------
                                                            2005           2004              2003           2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                      $   9.17       $   8.76          $   7.07       $  10.31       $  11.95
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.05)         (0.03)(a)(b)      (0.05)(a)      (0.07)(a)      (0.09)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               0.46           0.44              1.74          (3.17)         (1.54)
=================================================================================================================================
    Total from investment operations                          0.41           0.41              1.69          (3.24)         (1.63)
=================================================================================================================================
Less distributions from net realized gains                      --             --                --             --          (0.01)
=================================================================================================================================
Net asset value, end of period                            $   9.58       $   9.17          $   8.76       $   7.07       $  10.31
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                               4.47%          4.68%            23.90%        (31.43)%       (13.60)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                  $220,531       $312,035          $433,332       $444,901       $943,211
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements              2.00%(d)       2.01%             2.01%          1.92%          1.84%
---------------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements           2.03%(d)       2.03%             2.02%          1.94%          1.88%
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.46)%(d)     (0.36)%(b)        (0.68)%        (0.84)%        (0.79)%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                         41%            86%               37%            36%            38%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.04) and (0.51)%, respectively.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.

(d)  Ratios are based on average daily net assets of $255,730,915.

                                                                                     CLASS R
                                                              ------------------------------------------------------
                                                                                                       JUNE 3, 2002
                                                                                                        (DATE SALES
                                                                   YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                                              ----------------------------------       DECEMBER 31,
                                                               2005        2004            2003            2002
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.83       $9.34          $ 7.50          $  9.16
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                  0.00       0.01(a)(b)      (0.01)(a)        (0.02)(a)
--------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.49       0.48             1.85            (1.64)
====================================================================================================================
    Total from investment operations                            0.49       0.49             1.84            (1.66)
====================================================================================================================
Net asset value, end of period                                $10.32       $9.83          $ 9.34          $  7.50
____________________________________________________________________________________________________________________
====================================================================================================================
Total return(c)                                                 4.98%      5.25%           24.53%          (18.12)%
____________________________________________________________________________________________________________________
====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,591       $832           $  651          $   207
____________________________________________________________________________________________________________________
====================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.50%(d)   1.51%            1.51%            1.48%(e)
--------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements             1.53%(d)   1.53%            1.52%            1.50%(e)
====================================================================================================================
Ratio of net investment income (loss) to average net assets     0.04%(d)   0.14%(b)        (0.18)%          (0.40)%(e)
____________________________________________________________________________________________________________________
====================================================================================================================
Portfolio turnover rate                                           41%        86%              37%              36%
____________________________________________________________________________________________________________________
====================================================================================================================

(a)  Calculated using average shares outstanding.

(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.00) and (0.01)%, respectively.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $1,269,925.

(e)  Annualized.

AIM PREMIER EQUITY FUND

                                                                                 INSTITUTIONAL CLASS
                                                              ---------------------------------------------------------
                                                                                                           MARCH 15,
                                                                                                              2002
                                                                                                          (DATE SALES
                                                                    YEAR ENDED DECEMBER 31,              COMMENCED) TO
                                                              ------------------------------------        DECEMBER 31,
                                                               2005          2004            2003             2002
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.95       $ 9.47          $ 7.55          $ 10.66
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.05         0.10(a)(b)      0.05(a)          0.03(a)
-----------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.57         0.47            1.87            (3.14)
=======================================================================================================================
    Total from investment operations                             0.62         0.57            1.92            (3.11)
=======================================================================================================================
Less dividends from net investment income                       (0.06)       (0.09)             --               --
=======================================================================================================================
Net asset value, end of period                                $ 10.51       $ 9.95          $ 9.47          $  7.55
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(c)                                                  6.25%        6.06%          25.43%          (29.17)%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $29,560       $2,975          $2,127          $ 2,255
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.76%(d)     0.58%           0.71%            0.66%(e)
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.79%(d)     0.60%           0.72%            0.68%(e)
=======================================================================================================================
Ratio of net investment income to average net assets             0.78%(d)     1.07%(b)        0.62%            0.42%(e)
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                            41%          86%             37%              36%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.

(b) Net investment income per share and the ratio of net investment income to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income per share and the ratio of net investment income to average net assets excluding the special dividend are $0.09 and 0.92%, respectively.

(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.

(d)  Ratios are based on average daily net assets of $17,070,807.

(e)  Annualized.

NOTE 16--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

AIM PREMIER EQUITY FUND

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect

AIM PREMIER EQUITY FUND
to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM PREMIER EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Premier Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Premier Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM PREMIER EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2005

AIM PREMIER EQUITY FUND



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

TAX DISCLOSURES

REQUIRED FEDERAL TAX INFORMATION OF ORDINARY DIVIDENDS PAID


Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 100% is eligible for the dividends received deduction for corporations.


For its tax year ended December 31, 2005, the Fund designates 100%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS


For its tax year ended December 31, 2005, the Fund designates 1.33%, or the maximum amount allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts pending.


The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 are 15.07%, 13.73%, 13.38% and 14.01%, respectively.

        DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                      AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(1)            AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                        AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                         AIM Money Market Fund
AIM Dynamics Fund                            AIM International Core Equity Fund            AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(1)       Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                              Premier U.S. Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                                  SECTOR EQUITY                     TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund            AIM High Income Municipal Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund                               AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund                   AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                   Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund                    AIM Gold & Precious Metals Fund
AIM Small Cap Growth Fund(1)                 AIM Leisure Fund                                      AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund                AIM Multi-Sector Fund
AIM Summit Fund                              AIM Real Estate Fund(1)                       AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    AIM Technology Fund                           AIM Growth Allocation Fund(2)
AIM Trimark Small Companies Fund             AIM Utilities Fund                            AIM Moderate Allocation Fund
AIM Weingarten Fund                                                                        AIM Moderate Growth Allocation Fund
                                                                                           AIM Moderately Conservative
                                                                                           Allocation Fund

                                                                                                    DIVERSIFIED PORTFOLIOS

                                                                                           AIM Income Allocation Fund
                                                                                           AIM International Allocation Fund

                                             ================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
                                             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
                                             FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ================================================================================

*Domestic equity and income fund

(1) This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after April 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $128 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $386 billion in assets under management. Data as of December 31, 2005.


AIMinvestments.com                 PEQ-AR-1            A I M Distributors, Inc.

                        YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management            --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                          AIM SELECT EQUITY FUND
                               Annual Report to Shareholders o December 31, 2005



                                  [COVER IMAGE]


YOUR GOALS. OUR SOLUTIONS.                   [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM SELECT EQUITY FUND SEEKS TO ACHIEVE LONG-TERM GROWTH OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o The unmanaged Russell 3000--Registered     The Fund provides a complete list of its
                                             Trademark-- Index is an index of common      holdings four times in each fiscal year,
o Class B shares are not available as an     stocks that measures performance of the      at the quarter-ends. For the second and
investment for retirement plans              largest 3,000 U.S. companies based on        fourth quarters, the lists appear in the
maintained pursuant to Section 401 of the    market capitalization.                       Fund's semiannual and annual reports to
Internal Revenue Code, including 401(k)                                                   shareholders. For the first and third
plans, money purchase pension plans and      o The unmanaged MSCI World Index is a        quarters, the Fund files the lists with
profit sharing plans. Plans that had         group of global securities tracked by        the Securities and Exchange Commission
existing accounts invested in Class B        Morgan Stanley Capital International.        (SEC) on Form N-Q. The most recent list
shares prior to September 30, 2003, will                                                  of portfolio holdings is available at
continue to be allowed to make additional    o The Fund is not managed to track the       AIMinvestments.com. From our home page,
purchases.                                   performance of any particular index,         click on Products & Performance, then
                                             including the indexes defined here, and      Mutual Funds, then Fund Overview. Select
PRINCIPAL RISKS OF INVESTING IN THE FUND     consequently, the performance of the Fund    your Fund from the drop-down menu and
                                             may deviate significantly from the           click on Complete Quarterly Holdings.
o Investing in smaller companies involves    performance of the indexes.                  Shareholders can also look up the Fund's
greater risk than investing in more                                                       Forms N-Q on the SEC's Web site at
established companies, such as business      o A direct investment cannot be made in      sec.gov. Copies of the Fund's Forms N-Q
risk, significant stock price                an index. Unless otherwise indicated,        may be reviewed and copied at the SEC's
fluctuations and illiquidity.                index results include reinvested             Public Reference Room at 450 Fifth
                                             dividends, and they do not reflect sales     Street, N.W., Washington, D.C.
o The Fund may invest up to 25% of its       charges. Performance of an index of funds    20549-0102. You can obtain information on
assets in the securities of non-U.S.         reflects fund expenses; performance of a     the operation of the Public Reference
issuers. International investing presents    market index does not.                       Room, including information about
certain risks not associated with                                                         duplicating fee charges, by calling
investing solely in the United States.       OTHER INFORMATION                            202-942-8090 or 800-732-0330,or by
These include risks relating to                                                           electronic request at the following
fluctuations in the value of the U.S.        o The returns shown in management's          e-mail address: publicinfo@sec.gov. The
dollar relative to the values of other       discussion of Fund performance are based     SEC file numbers for the Fund are
currencies, the custody arrangements made    on net asset values calculated for           811-01540 and 2-27334.
for the Fund's foreign holdings,             shareholder transactions. Generally
differences in accounting, political         accepted accounting principles require       A description of the policies and
risks and the lesser degree of public        adjustments to be made to the net assets     procedures that the Fund uses to
information required to be provided by       of the Fund at period end for financial      determine how to vote proxies relating to
non-U.S. companies.                          reporting purposes, and as such, the net     portfolio securities is available without
                                             asset values for shareholder transactions    charge, upon request, from our Client
ABOUT INDEXES USED IN THIS REPORT            and the returns based on those net asset     Services department at 800-959-4246 or on
                                             values may differ from the net asset         the AIM Web site, AIMinvestments.com. On
o The unmanaged Standard & Poor's            values and returns reported in the           the home page, scroll down and click on
Composite Index of 500 Stocks (the S&P       Financial Highlights.                        AIM Funds Proxy Policy. The information
500--Registered Trademark-- Index) is an                                                  is also available on the SEC's Web site,
index of common stocks frequently used as    o Industry classifications used in this      sec.gov.
a general measure of U.S. stock market       report are generally according to the
performance.                                 Global Industry Classification Standard,     Information regarding how the Fund voted
                                             which was developed by and is the            proxies related to its portfolio
o The unmanaged Lipper Multi-Cap Core        exclusive property and a service mark of     securities during the 12 months ended
Fund Index represents an average of the      Morgan Stanley Capital International Inc.    June 30, 2005, is available at our Web
performance of the 30 largest                and Standard & Poor's.                       site. Go to AIMinvestments.com, access
multi-capitalization core funds tracked                                                   the About Us tab, click on Required
by Lipper, Inc., an independent mutual       o The Conference Board is a                  Notices and then click on Proxy Voting
fund performance monitor.                    not-for-profit organization that conducts    Activity. Next, select the Fund from the
                                             research and publishes information and       drop-down menu. The information is also
                                             analysis to help businesses strengthen       available on the SEC's Web site, sec.gov.
                                             their performance.
                                                                                          =========================================
                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A shares                    AGWFX
                                                                                          Class B shares                    AGWBX
                                                                                          Class C shares                    AGWCX
                                                                                          =========================================

==================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
==================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM SELECT EQUITY FUND


                      DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                      Although many concerns weighed on investors' minds during
                      the year covered by this report, stocks posted gains for
                      the period. Domestically, the broad-based S&P 500 Index
      [GRAHAM         returned 4.91%. Internationally, Morgan Stanley's MSCI
      PHOTO]          World Index rose 9.49%. Concern about the inflationary
                      potential of rising energy costs was frequently cited as a major cause of market restraint.

                          Within the indexes, there was considerable variability
                      in the performance of different sectors and markets.
 ROBERT H. GRAHAM     Domestically, energy sector performance far outpaced all
                      other sectors in the S&P 500 Index, reflecting rising oil
                      and gas prices. Overseas, emerging markets produced more
                      attractive results than developed markets, partially
                      because emerging markets tend to be more closely tied to
                      the performance of natural resources and commodities.
    [WILLIAMSON
      PHOTO]              One could make a strong argument for global
                      diversification of a stock portfolio using the performance data for the year ended December 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.
MARK H. WILLIAMSON
                          A number of key developments affected markets and the
                      economy in 2005:

                          o Hurricane Katrina, which devastated New Orleans in August, had numerous economic repercussions and dealt a short-term setback to consumer confidence. However, consumer confidence rebounded toward the end of the year, with the Conference Board crediting the resiliency of the economy, falling gas prices and job growth for this trend.

                          o The nation's gross domestic product (GDP), the broadest measure of economic activity, increased at a healthy rate throughout much of the year. The Bureau of Economic Analysis of the U.S. Department of Commerce reported that the nation's GDP grew at annualized rates of 3.8%, 3.3% and 4.1% for the first, second and third quarters of the year, respectively.

                          o For the second straight year, the economy created 2 million new jobs, although job growth was uneven and sometimes did not meet analysts' expectations on a monthly basis.

                          o The Federal Reserve Board (the Fed) continued its tightening policy, raising the key federal funds target rate to 4.25% by the end of the year. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                          o Gasoline prices, which soared to a nationwide average of slightly more than $3.08 per gallon on September 5 following Hurricane Katrina, had dropped by more than 80 cents by mid-December, according to the U.S. Energy Information Administration.

                          For a discussion of the specific market conditions
                      that affected your Fund and how your Fund was managed during the year, please turn to Page 3.

                      YOUR FUND

                      Further information about the markets, your Fund, and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                          We at AIM remain committed to building solutions to
                      help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                      Sincerely,

                      /s/ ROBERT H. GRAHAM                         /s/ MARK H. WILLIAMSON

                      Robert H. Graham                             Mark H. Williamson
                      President & Vice Chair, AIM Funds            President, A I M Advisors, Inc.

                      February 9, 2006

                      AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors.
                      A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM SELECT EQUITY FUND

                      DEAR FELLOW AIM FUND SHAREHOLDERS:

                      Having completed a year of transition and change at AIM
                      Funds--as well as my first full year as your board's
      [CROCKETT       independent chair--I can assure you that shareholder
       PHOTO]         interests are at the forefront of every decision your
                      board makes. While regulators and fund companies debate the value of an independent board chair, this structure is working for you. An independent chair can help lead to unbiased decisions and eliminate potential conflicts.
  BRUCE L. CROCKETT
                          Some highlights of 2005 board activity:

                          o Board approval of voluntary fee reductions, which are saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

                          o Board approval for the merger of 14 funds into other AIM funds with similar investment objectives. Eight of these mergers were approved by shareholders of the target funds during 2005. The remaining six are being voted on by shareholders in early 2006. In each case, the goal is for the resulting merged fund to benefit from strengthened management and greater efficiency.

                          o Board approval for portfolio management changes at 11 funds, consistent with the goal of organizing management teams around common processes and shared investment views. Again, we hope that these changes will improve fund performance and efficiency.

                          In 2006, your board will continue to focus on reducing
                      costs and shareholder fees and improving portfolio performance, which is not yet as strong as we expect to see it. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                          The AIM Funds board is pleased to welcome our newest
                      independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward K. Dunn, Jr., who is retiring this year.

                          Your board welcomes your views. Please mail them to me
                      at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.



                      Sincerely,

                      /S/ BRUCE L. CROCKETT


                      Bruce L. Crockett
                      Independent Chair
                      On Behalf of the Board of Trustees
                      AIM Funds

                      February 9, 2006

AIM SELECT EQUITY FUND


MANAGEMENT'S DISCUSSION OF FUND                                                               The portfolio generally includes 150
PERFORMANCE                                                                               to 200 stocks that are allocated equally
                                                                                          across investment disciplines and market
======================================================================================    capitalizations.

PERFORMANCE SUMMARY                          =========================================        We also use a quantitative tool that
                                                                                          helps us detect "red flags" in companies
For the year ended December 31,2005,         FUND VS. INDEXES                             that  would trigger a decision to sell a
Class A shares of AIM Select Equity Fund                                                  particular  stock. A stock is considered
at net asset value posted returns that       TOTAL RETURNS, 12/31/04--12/31/05,           for sale in any of the following
were in line with the S&P 500 Index, the     EXCLUDING APPLICABLE SALES CHARGES. IF       circumstances:
Fund's broad market benchmark, but           SALES CHARGES WERE INCLUDED, RETURNS
trailed returns of the Russell 3000          WOULD BE LOWER.                              o analysis indicates a deterioration in
Index, your Fund's style-specific                                                         company fundamentals
benchmark. Please turn to Pages 6 and 7      Class A Shares                      5.10%
for long-term results.                                                                    o analysis indicates there are more
                                             Class B Shares                      4.31     attractive opportunities
    Your Fund's underperformance in
comparison to the Russell 3000 Index was     Class C Shares                      4.32     o a stock adversely affects the desired
mainly due to poor returns in the                                                         risk level of the Fund
industrials, information technology and      S&P 500 Index
financials sectors. Strong stock picks in    (Broad Market Index)                4.91     MARKET CONDITIONS AND YOUR FUND
the health care, consumer staples and
consumer discretionary sectors aided         Russell 3000 Index                           Despite the negative effects of
overall returns.                             (Style-specific Index)              6.12     Hurricanes Katrina and Rita and higher
                                                                                          gasoline prices, economic activity
                                             Lipper Multi-Cap Core Fund Index             continued to expand throughout 2005,
                                             (Peer Group Index)                  8.22     according to Beige Book reports published
                                                                                          by the U.S. Federal Reserve Bank.
                                             SOURCE: LIPPER, INC.                         Economic growth and corporate profit
                                                                                          growth were positive throughout the year.
                                             =========================================    The S&P 500 Index, considered a barometer
                                                                                          of overall stock market performance,
======================================================================================    posted a modest gain for the fiscal year.
                                                                                          During the reporting period, large- and
HOW WE INVEST                                o applying a series of quantitative          mid-cap stocks outpaced small-cap stocks.
                                             measurements to rank stocks based on         This aided Fund performance, because
We select stocks based on analysis of        factors specific to the growth;              approximately 75% of Fund holdings were
individual companies. We use our             blend/core and value investment              comprised of large- and mid-cap stocks.
proprietary quantitative models to build     disciplines
a portfolio diversified across investment                                                     Although we don't buy businesses
styles (growth, blend/core and value) as     o scrutinizing the highest ranked stocks     based on sector returns or trends, if we
well as market capitalization (large-,       through fundamental analysis, which          were to broadly characterize companies
mid- and small-sized companies). We          identifies key drivers of success and        with which we had the
believe this diversification positions       assesses their durability, with a goal to
the Fund to perform well in a variety of     validate the results of our quantitative                                   (continued)
market environments.                         tools, and

    We seek to generate superior             o using risk analysis to identify the
risk-adjusted returns by:                    best mix of the highest-ranked stocks
                                             from each discipline

=========================================    =========================================    =========================================

PORTFOLIO COMPOSITION                        TOP 5 INDUSTRIES*                            TOP 10 EQUITY HOLDINGS*
By sector
                                              1. Managed Health Care              6.3%     1. Bank of America Corp.            3.3%
               [PIE CHART]                    2. Pharmaceuticals                  5.3      2. Exxon Mobil Corp.                2.3
Financials                         26.0%      3. Diversified Banks                5.1      3. UnitedHealth Group Inc.          2.1
Health Care                        19.8%      4. Property & Casualty Insurance    4.2      4. Aetna Inc.                       1.7
Consumer Discretionary             15.0%      5. Integrated Oil & Gas             3.5      5. PepsiCo, Inc.                    1.6
Information Technology             14.0%                                                   6. Intel Corp.                      1.5
Energy                              8.0%     TOTAL NET ASSETS          $388.9 MILLION      7. Aon Corp.                        1.5
Industrials                         7.5%                                                   8. IPSCO, Inc. (Canada)             1.4
Consumer Staples                    3.6%     TOTAL NUMBER OF HOLDINGS*            199      9. Cisco Systems, Inc.              1.4
Materials                           3.0%                                                  10. Yum! Brands, Inc.                1.4
Two Other Sectors, Each Less
Than 3% of Net Assets              0.03%
Money Market Funds Plus
Other Assets Less Liabilities       2.8%

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*Excluding money market fund holdings.

=========================================    =========================================     =========================================

AIM SELECT EQUITY FUND


most success during the year, your Fund's    rates negotiated with hospitals along        THE VIEWS AND OPINIONS EXPRESSED IN
investments in the energy and health care    with more use of generic drugs. The          MANAGEMENT'S DISCUSSION OF FUND
sectors contributed positively to            firm's ability to control expenses may       PERFORMANCE ARE THOSE OF A I M ADVISORS,
performance. Buoyed by continued high        help it successfully compete for             INC. THESE VIEWS AND OPINIONS ARE SUBJECT
prices for oil and gas, energy was the       customers from the Medicare health-          TO CHANGE AT ANY TIME BASED ON FACTORS
top-performing sector in both the S&P 500    insurance plan, which expands drug           SUCH AS MARKET AND ECONOMIC CONDITIONS.
Index and Russell 3000 Index. The health     coverage in 2006.                            THESE VIEWS AND OPINIONS MAY NOT BE
care sector performed well because the                                                    RELIED UPON AS INVESTMENT ADVICE OR
need for medical services tends to remain        Computer manufacturer DELL INC. and      RECOMMENDATIONS, OR AS AN OFFER FOR A
stable in all economic environments.         mortgage giant FANNIE MAE were two of the    PARTICULAR SECURITY. THE INFORMATION IS
                                             largest detractors from Fund performance.    NOT A COMPLETE ANALYSIS OF EVERY ASPECT
    Sectors that hindered Fund               Dell shares fell sharply in August 2005      OF ANY MARKET, COUNTRY, INDUSTRY,
performance included industrials and         after the company reported that quarterly    SECURITY OR THE FUND. STATEMENTS OF FACT
financials. In industrials, the impact of    revenue had not grown as fast as             ARE FROM SOURCES CONSIDERED RELIABLE, BUT
higher gasoline prices negatively            expected. The company's stock price          A I M ADVISORS, INC. MAKES NO
affected our logistics and trucking and      continued to slide as Dell struggled with    REPRESENTATION OR WARRANTY AS TO THEIR
trucking-related holdings.                   weak prices for computers and investors      COMPLETENESS OR ACCURACY. ALTHOUGH
                                             worried that Dell is maturing and would      HISTORICAL PERFORMANCE IS NO GUARANTEE OF
                                             not be able to sustain its historically      FUTURE RESULTS, THESE INSIGHTS MAY HELP
           Buoyed by continued               high growth rates. We believe Dell           YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
           high prices for oil               continues to be attractively valued, and     PHILOSOPHY.
           and gas, energy was               we continued to hold the stock at the
            the top-performing               close of the year.                                  See important Fund and index
            sector in both the                                                                 disclosures inside front cover.
            S&P 500 Index and                    Fannie Mae continued the arduous
           Russell 3000 Index.               process of restating its historical
                                             results caused by a change in                            DUY NGUYEN, Chartered
                                             interpretation of accounting standards.        [NGUYEN   Financial Analyst, is lead
    The financials sector underperformed     The firm's stock tumbled in November as        PHOTO]    manager of AIM Select Equity
largely due to our position in DRL, a        it announced new accounting errors. We                   Fund. Mr. Nguyen joined AIM
Puerto Rico-based financial services         sold Fannie Mae just prior to the close                  in May 2000. Prior to joining
company whose stock was negatively           of the year as our quantitative models       AIM, he held the positions of vice
affected by management's overaggressive      indicated the company's valuation was        president, assistant vice president and
accounting policies. We sold DRL after       becoming increasingly less attractive.       quantitative equity analyst for two other
our fundamental analysis indicated it was                                                 financial services firms. Mr. Nguyen
no longer a good fit for the portfolio.          We made no significant changes to        earned a B.B.A. at The University of
                                             your Fund's portfolio during the year.       Texas.
    Among individual companies, top
contributors to Fund performance during      IN CLOSING                                               DEREK IZUEL, Chartered
the year included AON CORP. and                                                             [IZUEL    Financial Analyst, is manager
UNITEDHEALTH GROUP. Shares of Aon Corp.,     We'd like to take a moment to welcome new      PHOTO]    of AIM Select Equity Fund.
the world's second-largest insurance         shareholders to AIM Select Equity Fund                   Mr. Izuel, Chartered
broker, began a sharp upward climb in        and thank all shareholders for sharing                   Financial Analyst, began his
August when the firm reported an             our long-term investment perspective. We     investment career in 1997 as an equity
unexpected quarterly profit increase,        believe our quantitative stock-selection     analyst for another investment firm. He
signaling that the firm might recover        process and focus on investing in quality    holds a Bachelor of Arts degree in
quickly from a sell-off sparked by New       companies despite economic or sector         computer science from the University of
York Attorney General Eliot Spitzer's        trends positions your Fund for potential     California-Berkeley and a Masters of
fraud investigation. We believe Aon may      growth. We remain committed to helping       Business Administration from the
be positioned for further price              you reach your investment goals.             University of Michigan.
appreciation as it continues to pick up
market share.                                                                             Assisted by the Global Quantitative
                                                                                          Strategies Team
    In December 2005, UnitedHealth Group,
the second-largest health care provider
in the United States, purchased                                                                     [RIGHT ARROW GRAPHIC]
PacifiCare Health Systems Inc., expanding
the company's business in the West.
UnitedHealth also benefited from lower                                                    FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE, PLEASE SEE PAGES 6
                                                                                          AND 7.

AIM SELECT EQUITY FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested, to        The hypothetical account values and
                                             estimate the expenses that you paid over     expenses may not be used to estimate the
As a shareholder of the Fund, you incur      the period. Simply divide your account       actual ending account balance or expenses
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600      you paid for the period. You may use this
costs, which may include sales charges       account value divided by $1,000 = 8.6),      information to compare the ongoing costs
(loads) on purchase payments; contingent     then multiply the result by the number in    of investing in the Fund and other funds.
deferred sales charges on redemptions;       the table under the heading entitled         To do so, compare this 5% hypothetical
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to      example with the 5% hypothetical examples
ongoing costs, including management fees;    estimate the expenses you paid on your       that appear in the shareholder reports of
distribution and/or service fees (12b-1);    account during this period.                  the other funds.
and other Fund expenses. This example is
intended to help you understand your         HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
ongoing costs (in dollars) of investing      PURPOSES                                     in the table are meant to highlight your
in the Fund and to compare these costs                                                    ongoing costs only and do not reflect any
with ongoing costs of investing in other     The table below also provides information    transactional costs, such as sales
mutual funds. The example is based on an     about hypothetical account values and        charges (loads) on purchase payments,
investment of $1,000 invested at the         hypothetical expenses based on the Fund's    contingent deferred sales charges on
beginning of the period and held for the     actual expense ratio and an assumed rate     redemptions, and redemption fees, if any.
entire period July 1, 2005, through          of return of 5% per year before expenses,    Therefore, the hypothetical information
December 31, 2005.                           which is not the Fund's actual return.       is useful in comparing ongoing costs
                                             The Fund's actual cumulative total           only, and will not help you determine the
ACTUAL EXPENSES                              returns at net asset value after expenses    relative total costs of owning different
                                             for the six months ended December 31,        funds. In addition, if these
The table below provides information         2005, appear in the table "Cumulative        transactional costs were included, your
about actual account values and actual       Total Returns" on Page 7.                    costs would have been higher.
expenses. You may use the information in
this table,

====================================================================================================================================

                                                                                       HYPOTHETICAL
                                                      ACTUAL                (5% ANNUAL RETURN BEFORE EXPENSES)

                      BEGINNING              ENDING            EXPENSES          ENDING             EXPENSES          ANNUALIZED
     SHARE          ACCOUNT VALUE         ACCOUNT VALUE      PAID DURING      ACCOUNT VALUE       PAID DURING          EXPENSE
     CLASS            (7/01/05)           (12/31/05)(1)       PERIOD(2)        (12/31/05)          PERIOD(2)            RATIO
       A              $1,000.00             $1,057.00           $ 7.36          $1,018.05            $ 7.22              1.42%
       B               1,000.00              1,053.80            11.23           1,014.27             11.02              2.17
       C               1,000.00              1,053.20            11.23           1,014.27             11.02              2.17

(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================

                                                                                            [ARROW
                                                                                             BUTTON       For More Information Visit
                                                                                             IMAGE]           AIMinvestments.com

AIM SELECT EQUITY FUND


YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

FUND AND INDEX DATA FROM 12/31/95

                                [MOUNTAIN CHART]

================================================================================

   DATE     AIM SELECT EQUITY FUND-     S&P 500       RUSSELL 3000      LIPPER MULTI-CAP
                CLASS A SHARES           INDEX            INDEX         CORE FUND INDEX
  12/95              $9450              $10000           $10000              $10000
   1/96               9573               10340            10290               10259
   2/96               9963               10436            10442               10470
   3/96               9970               10537            10547               10606
   4/96              10368               10692            10747               10863
   5/96              10643               10967            11022               11075
   6/96              10440               11009            10986               10957
   7/96               9730               10523            10411               10421
   8/96              10157               10745            10727               10769
   9/96              10852               11349            11311               11315
  10/96              10859               11662            11518               11456
  11/96              11489               12543            12330               12196
  12/96              11205               12295            12182               12047
   1/97              11805               13062            12856               12618
   2/97              11524               13165            12870               12580
   3/97              10842               12625            12287               12116
   4/97              11160               13378            12893               12535
   5/97              12146               14196            13773               13381
   6/97              12586               14827            14346               13886
   7/97              13889               16006            15471               14941
   8/97              13464               15110            14843               14530
   9/97              14154               15937            15685               15329
  10/97              13411               15406            15158               14752
  11/97              13425               16118            15738               15003
  12/97              13393               16395            16053               15212
   1/98              13290               16576            16137               15297
   2/98              14486               17771            17291               16390
   3/98              15008               18680            18148               17159
   4/98              15299               18871            18326               17345
   5/98              14751               18547            17874               16869
   6/98              15357               19300            18479               17342
   7/98              15075               19096            18143               16988
   8/98              12203               16337            15364               14344
   9/98              13151               17385            16412               15024
  10/98              13997               18797            17658               16049
  11/98              15082               19936            18738               16909
  12/98              17017               21084            19928               18055
   1/99              17913               21965            20605               18654
   2/99              16674               21282            19876               17936
   3/99              18213               22134            20605               18502
   4/99              19092               22991            21535               19257
   5/99              18346               22448            21126               19042
   6/99              19366               23691            22193               19975
   7/99              18768               22954            21520               19535
   8/99              18355               22841            21276               19195
   9/99              18452               22215            20732               18716
  10/99              19596               23621            22032               19666
  11/99              21091               24101            22649               20299
  12/99              24078               25518            24094               21805
   1/00              23471               24236            23150               21189
   2/00              28125               23778            23364               22005
   3/00              28941               26103            25194               23416
   4/00              27482               25318            24307               22546
   5/00              25427               24799            23624               21763
   6/00              27969               25409            24323               22681
   7/00              27427               25012            23893               22326
   8/00              30775               26565            25665               23901
   9/00              29554               25163            24503               22803
  10/00              27828               25056            24154               22546
  11/00              23000               23082            21928               20626
  12/00              23648               23196            22297               21077
   1/01              23792               24018            23059               21805
   2/01              20009               21829            20952               19842
   3/01              17466               20447            19587               18665
   4/01              19429               22035            21157               20177
   5/01              19420               22183            21327               20347
   6/01              19429               21643            20934               19997
   7/01              18860               21430            20589               19595
   8/01              17661               20090            19374               18485
   9/01              15283               18468            17664               16590
  10/01              15759               18820            18075               17040
  11/01              17031               20263            19467               18379
  12/01              17581               20441            19742               18809
   1/02              16928               20143            19494               18393
   2/02              16349               19754            19096               18061
   3/02              17674               20497            19933               18792
   4/02              16734               19255            18887               17993
   5/02              16454               19114            18668               17846
   6/02              14902               17753            17325               16448
   7/02              13083               16369            15947               15151
   8/02              12917               16476            16023               15247
   9/02              11613               14687            14339               13844
  10/02              12389               15979            15481               14721
  11/02              13134               16918            16418               15617
  12/02              12379               15925            15489               14720
   1/03              12017               15509            15110               14472
   2/03              11759               15276            14862               14222
   3/03              11852               15423            15018               14268
   4/03              12586               16693            16244               15377
   5/03              13569               17572            17225               16417
   6/03              13755               17796            17457               16662
   7/03              14200               18110            17858               16984
   8/03              14697               18463            18254               17507
   9/03              14376               18267            18055               17274
  10/03              15306               19300            19148               18302
  11/03              15628               19470            19412               18588
  12/03              16031               20490            20300               19329
   1/04              16382               20866            20723               19783
   2/04              16641               21156            21002               20091
   3/04              16776               20837            20753               19863
   4/04              16538               20510            20324               19444
   5/04              16713               20791            20619               19677
   6/04              17137               21195            21029               20113
   7/04              16268               20494            20234               19288
   8/04              16083               20576            20317               19274
   9/04              16487               20799            20630               19686
  10/04              16777               21117            20968               19983
  11/04              17676               21971            21943               20986
  12/04              18256               22718            22725               21724
   1/05              17810               22165            22120               21230
   2/05              18049               22631            22607               21659
   3/05              17749               22230            22224               21319
   4/05              17150               21809            21742               20738
   5/05              17863               22502            22565               21588
   6/05              18152               22535            22723               21825
   7/05              18681               23372            23655               22750
   8/05              18432               23159            23430               22647
   9/05              18722               23347            23635               22850
  10/05              18484               22957            23192               22378
  11/05              19218               23825            24096               23239
  12/05              19200               23833            24116               23510

================================================================================

                                                            SOURCE: LIPPER, INC.

Past performance cannot guarantee                This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
    The data shown in the chart include      believe that a logarithmic chart is more
reinvested distributions, applicable         effective than other types of charts in
sales charges, Fund expenses and             illustrating changes in value during the
management fees. Index results include       early years shown in the chart. The
reinvested dividends, but they do not        vertical axis, the one that indicates the
reflect sales charges. Performance of an     dollar value of an investment, is
index of funds reflects fund expenses and    constructed with each segment
management fees; performance of a market     representing a percent change in the
index does not. Performance shown in the     value of the investment. In this chart,
chart and table(s) does not reflect          each segment represents a doubling, or
deduction of taxes a shareholder would       100% change, in the value of the
pay on Fund distributions or sale of Fund    investment. In other words, the space
shares. Performance of the indexes does      between $5,000 and $10,000 is the same
not reflect the effects of taxes.            size as the space between $10,000 and
                                             $20,000, and so on.

AIM SELECT EQUITY FUND


==========================================   =========================================

AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 12/31/05, including applicable sales   6 months ended 12/31/05, excluding
charges                                      applicable sales charges

CLASS A SHARES                               Class A Shares                     5.70%
Inception (12/4/67)              8.42%       Class B Shares                     5.38
10 Years                         6.74        Class C Shares                     5.32
 5 Years                        -5.17
 1 Year                         -0.70        =========================================

CLASS B SHARES
Inception (9/1/93)               7.38%           CLASS A SHARE PERFORMANCE REFLECTS
10 Years                         6.67        THE MAXIMUM 5.50% SALES CHARGE, AND CLASS
 5 Years                        -5.19        B AND CLASS C SHARE PERFORMANCE REFLECTS
 1 Year                         -0.69        THE APPLICABLE CONTINGENT DEFERRED SALES
                                             CHARGE (CDSC) FOR THE PERIOD INVOLVED.
CLASS C SHARES                               THE CDSC ON CLASS B SHARES DECLINES FROM
Inception (8/4/97)               3.12%       5% BEGINNING AT THE TIME OF PURCHASE TO
 5 Years                        -4.82        0% AT THE BEGINNING OF THE SEVENTH YEAR.
 1 Year                          3.32        THE CDSC ON CLASS C SHARES IS 1% FOR THE
                                             FIRST YEAR AFTER PURCHASE.
==========================================
                                                 THE PERFORMANCE OF THE FUND'S SHARE
THE PERFORMANCE DATA QUOTED REPRESENT        CLASSES WILL DIFFER DUE TO DIFFERENT
PAST PERFORMANCE AND CANNOT GUARANTEE        SALES CHARGE STRUCTURES AND CLASS
COMPARABLE FUTURE RESULTS; CURRENT           EXPENSES.
PERFORMANCE MAY BE LOWER OR HIGHER.
PLEASE VISIT AIMINVESTMENTS.COM FOR THE
MOST RECENT MONTH-END PERFORMANCE.
PERFORMANCE FIGURES REFLECT REINVESTED
DISTRIBUTIONS, CHANGES IN NET ASSET VALUE
AND THE EFFECT OF THE MAXIMUM SALES
CHARGE UNLESS OTHERWISE STATED.
INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE SO THAT YOU MAY HAVE A
GAIN OR LOSS WHEN YOU SELL SHARES.

AIM SELECT EQUITY FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Funds Group     o The quality of services to be provided     o Fees relative to those of comparable
(the "Board") oversees the management of     by AIM. The Board reviewed the               funds with other advisors. The Board
AIM Select Equity Fund (the "Fund") and,     credentials and experience of the            reviewed the advisory fee rate for the
as required by law, determines annually      officers and employees of AIM who will       Fund under the Advisory Agreement. The
whether to approve the continuance of the    provide investment advisory services to      Board compared effective contractual
Fund's advisory agreement with A I M         the Fund. In reviewing the qualifications    advisory fee rates at a common asset
Advisors, Inc. ("AIM"). Based upon the       of AIM to provide investment advisory        level and noted that the Fund's rate was
recommendation of the Investments            services, the Board reviewed the             below the median rate of the funds
Committee of the Board, which is             qualifications of AIM's investment           advised by other advisors with investment
comprised solely of independent trustees,    personnel and considered such issues as      strategies comparable to those of the
at a meeting held on June 30, 2005, the      AIM's portfolio and product review           Fund that the Board reviewed. The Board
Board, including all of the independent      process, various back office support         noted that AIM has agreed to waive
trustees, approved the continuance of the    functions provided by AIM and AIM's          advisory fees of the Fund, as discussed
advisory agreement (the "Advisory            equity and fixed income trading              below. Based on this review, the Board
Agreement") between the Fund and AIM for     operations. Based on the review of these     concluded that the advisory fee rate for
another year, effective July 1, 2005.        and other factors, the Board concluded       the Fund under the Advisory Agreement was
                                             that the quality of services to be           fair and reasonable.
    The Board considered the factors         provided by AIM was appropriate and that
discussed below in evaluating the            AIM currently is providing satisfactory      o Expense limitations and fee waivers.
fairness and reasonableness of the           services in accordance with the terms of     The Board noted that AIM has
Advisory Agreement at the meeting on June    the Advisory Agreement.                      contractually agreed to waive advisory
30, 2005 and as part of the Board's                                                       fees of the Fund through June 30, 2006 to
ongoing oversight of the Fund. In their      o The performance of the Fund relative to    the extent necessary so that the advisory
deliberations, the Board and the             comparable funds. The Board reviewed the     fees payable by the Fund do not exceed a
independent trustees did not identify any    performance of the Fund during the past      specified maximum advisory fee rate,
particular factor that was controlling,      one, three and five calendar years           which maximum rate includes breakpoints
and each trustee attributed different        against the performance of funds advised     and is based on net asset levels. The
weights to the various factors.              by other advisors with investment            Board considered the contractual nature
                                             strategies comparable to those of the        of this fee waiver and noted that it
    One of the responsibilities of the       Fund. The Board noted that the Fund's        remains in effect until June 30, 2006.
Senior Officer of the Fund, who is           performance was above the median             The Board considered the effect this fee
independent of AIM and AIM's affiliates,     performance of such comparable funds for     waiver would have on the Fund's estimated
is to manage the process by which the        the one year period and below such median    expenses and concluded that the levels of
Fund's proposed management fees are          performance for the three and five year      fee waivers/expense limitations for the
negotiated to ensure that they are           periods. Based on this review, the Board     Fund were fair and reasonable.
negotiated in a manner which is at arm's     concluded that no changes should be made
length and reasonable. To that end, the      to the Fund and that it was not necessary    o Breakpoints and economies of scale. The
Senior Officer must either supervise a       to change the Fund's portfolio management    Board reviewed the structure of the
competitive bidding process or prepare an    team at this time.                           Fund's advisory fee under the Advisory
independent written evaluation. The                                                       Agreement, noting that it includes one
Senior Officer has recommended an            o The performance of the Fund relative to    breakpoint. The Board reviewed the level
independent written evaluation in lieu of    indices. The Board reviewed the              of the Fund's advisory fees, and noted
a competitive bidding process and, upon      performance of the Fund during the past      that such fees, as a percentage of the
the direction of the Board, has prepared     one, three and five calendar years           Fund's net assets, have decreased as net
such an independent written evaluation.      against the performance of the Lipper        assets increased because the Advisory
Such written evaluation also considered      Multi-Cap Core Index. The Board noted        Agreement includes a breakpoint. The
certain of the factors discussed below.      that the Fund's performance was above the    Board noted that AIM has contractually
In addition, as discussed below, the         performance of such Index for the one        agreed to waive advisory fees of the Fund
Senior Officer made certain                  year period and below such Index for the     through June 30, 2006 to the extent
recommendations to the Board in              three and five year periods. Based on        necessary so that the advisory fees
connection with such written evaluation.     this review, the Board concluded that no     payable by the Fund do not exceed a
                                             changes should be made to the Fund and       specified maximum advisory fee rate,
    The discussion below serves as a         that it was not necessary to change the      which maximum rate includes breakpoints
summary of the Senior Officer's              Fund's portfolio management team at this     and is based on net asset levels. The
independent written evaluation and           time.                                        Board concluded that the Fund's fee
recommendations to the Board in                                                           levels under the Advisory Agreement
connection therewith, as well as a           o Meeting with the Fund's portfolio          therefore reflect economies of scale and
discussion of the material factors and       managers and investment personnel. With      that it was not necessary to change the
the conclusions with respect thereto that    respect to the Fund, the Board is meeting    advisory fee breakpoints in the Fund's
formed the basis for the Board's approval    periodically with such Fund's portfolio      advisory fee schedule.
of the Advisory Agreement. After             managers and/or other investment
consideration of all of the factors below    personnel and believes that such             o Investments in affiliated money market
and based on its informed business           individuals are competent and able to        funds. The Board also took into account
judgment, the Board determined that the      continue to carry out their                  the fact that uninvested cash and cash
Advisory Agreement is in the best            responsibilities under the Advisory          collateral from securities lending
interests of the Fund and its                Agreement.                                   arrangements (collectively, "cash
shareholders and that the compensation to                                                 balances") of the Fund may be invested in
AIM under the Advisory Agreement is fair     o Overall performance of AIM. The Board      money market funds advised by AIM
and reasonable and would have been           considered the overall performance of AIM    pursuant to the terms of an SEC exemptive
obtained through arm's length                in providing investment advisory and         order. The Board found that the Fund may
negotiations.                                portfolio administrative services to the     realize certain benefits upon investing
                                             Fund and concluded that such performance     cash balances in AIM advised money market
o The nature and extent of the advisory      was satisfactory.                            funds, including a higher net return,
services to be provided by AIM. The Board                                                 increased liquidity, increased
reviewed the services to be provided by      o Fees relative to those of clients of       diversification or decreased transaction
AIM under the Advisory Agreement. Based      AIM with comparable investment               costs. The Board also found that the Fund
on such review, the Board concluded that     strategies. The Board noted that AIM does    will not receive reduced services if it
the range of services to be provided by      not serve as an advisor to other mutual      invests its cash balances in such money
AIM under the Advisory Agreement was         funds or other clients with investment       market funds. The Board noted that, to
appropriate and that AIM currently is        strategies comparable to those of the        the extent the Fund invests in
providing services in accordance with the    Fund.
terms of the Advisory Agreement.

                                                                                                                         (continued)

AIM SELECT EQUITY FUND


affiliated money market funds, AIM has       o AIM's financial soundness in light of
voluntarily agreed to waive a portion of     the Fund's needs. The Board considered
the advisory fees it receives from the       whether AIM is financially sound and has
Fund attributable to such investment. The    the resources necessary to perform its
Board further determined that the            obligations under the Advisory Agreement,
proposed securities lending program and      and concluded that AIM has the financial
related procedures with respect to the       resources necessary to fulfill its
lending Fund is in the best interests of     obligations under the Advisory Agreement.
the lending Fund and its respective
shareholders. The Board therefore            o Historical relationship between the
concluded that the investment of cash        Fund and AIM. In determining whether to
collateral received in connection with       continue the Advisory Agreement for the
the securities lending program in the        Fund, the Board also considered the prior
money market funds according to the          relationship between AIM and the Fund, as
procedures is in the best interests of       well as the Board's knowledge of AIM's
the lending Fund and its respective          operations, and concluded that it was
shareholders.                                beneficial to maintain the current
                                             relationship, in part, because of such
o Independent written evaluation and         knowledge. The Board also reviewed the
recommendations of the Fund's Senior         general nature of the non-investment
Officer. The Board noted that, upon their    advisory services currently performed by
direction, the Senior Officer of the         AIM and its affiliates, such as
Fund, who is independent of AIM and AIM's    administrative, transfer agency and
affiliates, had prepared an independent      distribution services, and the fees
written evaluation in order to assist the    received by AIM and its affiliates for
Board in determining the reasonableness      performing such services. In addition to
of the proposed management fees of the       reviewing such services, the trustees
AIM Funds, including the Fund. The Board     also considered the organizational
noted that the Senior Officer's written      structure employed by AIM and its
evaluation had been relied upon by the       affiliates to provide those services.
Board in this regard in lieu of a            Based on the review of these and other
competitive bidding process. In              factors, the Board concluded that AIM and
determining whether to continue the          its affiliates were qualified to continue
Advisory Agreement for the Fund, the         to provide non-investment advisory
Board considered the Senior Officer's        services to the Fund, including
written evaluation and the recommendation    administrative, transfer agency and
made by the Senior Officer to the Board      distribution services, and that AIM and
that the Board consider implementing a       its affiliates currently are providing
process to assist them in more closely       satisfactory non-investment advisory
monitoring the performance of the AIM        services.
Funds. The Board concluded that it would
be advisable to implement such a process     o Other factors and current trends. In
as soon as reasonably practicable.           determining whether to continue the
                                             Advisory Agreement for the Fund, the
o Profitability of AIM and its               Board considered the fact that AIM, along
affiliates. The Board reviewed               with others in the mutual fund industry,
information concerning the profitability     is subject to regulatory inquiries and
of AIM's (and its affiliates') investment    litigation related to a wide range of
advisory and other activities and its        issues. The Board also considered the
financial condition. The Board considered    governance and compliance reforms being
the overall profitability of AIM, as well    undertaken by AIM and its affiliates,
as the profitability of AIM in connection    including maintaining an internal
with managing the Fund. The Board noted      controls committee and retaining an
that AIM's operations remain profitable,     independent compliance consultant, and
although increased expenses in recent        the fact that AIM has undertaken to cause
years have reduced AIM's profitability.      the Fund to operate in accordance with
Based on the review of the profitability     certain governance policies and
of AIM's and its affiliates' investment      practices. The Board concluded that these
advisory and other activities and its        actions indicated a good faith effort on
financial condition, the Board concluded     the part of AIM to adhere to the highest
that the compensation to be paid by the      ethical standards, and determined that
Fund to AIM under its Advisory Agreement     the current regulatory and litigation
was not excessive.                           environment to which AIM is subject
                                             should not prevent the Board from
o Benefits of soft dollars to AIM. The       continuing the Advisory Agreement for the
Board considered the benefits realized by    Fund.
AIM as a result of brokerage transactions
executed through "soft dollar"
arrangements. Under these arrangements,
brokerage commissions paid by the Fund
and/or other funds advised by AIM are
used to pay for research and execution
services. This research is used by AIM in
making investment decisions for the Fund.
The Board concluded that such
arrangements were appropriate.

AIM SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005

                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.17%

ADVERTISING-0.63%

Harte-Hanks, Inc.                                 92,900   $  2,451,631
=======================================================================

AEROSPACE & DEFENSE-1.37%

General Dynamics Corp.                            18,300      2,087,115
-----------------------------------------------------------------------
Lockheed Martin Corp.                              9,700        617,211
-----------------------------------------------------------------------
Precision Castparts Corp.                         13,600        704,616
-----------------------------------------------------------------------
Rockwell Collins, Inc.                            41,700      1,937,799
=======================================================================
                                                              5,346,741
=======================================================================

AIR FREIGHT & LOGISTICS-0.38%

EGL, Inc.(a)                                      17,700        664,989
-----------------------------------------------------------------------
Forward Air Corp.                                 22,300        817,295
=======================================================================
                                                              1,482,284
=======================================================================

AIRLINES-0.13%

World Air Holdings, Inc.(a)                       52,900        508,898
=======================================================================

APPAREL RETAIL-1.30%

Abercrombie & Fitch Co.-Class A                   10,200        664,836
-----------------------------------------------------------------------
Gap, Inc. (The)                                   60,900      1,074,276
-----------------------------------------------------------------------
Genesco Inc.(a)                                   16,800        651,672
-----------------------------------------------------------------------
Payless ShoeSource, Inc.(a)                       76,400      1,917,640
-----------------------------------------------------------------------
Stage Stores, Inc.                                25,650        763,857
=======================================================================
                                                              5,072,281
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.16%

Coach, Inc.(a)                                    40,400      1,346,936
-----------------------------------------------------------------------
V. F. Corp.                                       56,900      3,148,846
=======================================================================
                                                              4,495,782
=======================================================================

APPLICATION SOFTWARE-1.57%

Amdocs Ltd.(a)                                    35,200        968,000
-----------------------------------------------------------------------
ANSYS, Inc.(a)                                    32,500      1,387,425
-----------------------------------------------------------------------
Autodesk, Inc.                                    27,600      1,185,420
-----------------------------------------------------------------------
Epicor Software Corp.(a)                          71,300      1,007,469
-----------------------------------------------------------------------
Fair Isaac Corp.                                  35,300      1,559,201
=======================================================================
                                                              6,107,515
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-2.41%

Affiliated Managers Group, Inc.(a)                27,150      2,178,787
-----------------------------------------------------------------------
Ameriprise Financial, Inc.                         9,540        391,140
-----------------------------------------------------------------------
Bank of New York Co., Inc. (The)                 111,900      3,564,015
-----------------------------------------------------------------------
Franklin Resources, Inc.                          14,700      1,381,947
-----------------------------------------------------------------------

                                                SHARES        VALUE
-----------------------------------------------------------------------
ASSET MANAGEMENT & CUSTODY BANKS-(CONTINUED)

Nuveen Investments, Inc.-Class A                  27,200   $  1,159,264
-----------------------------------------------------------------------
State Street Corp.                                12,600        698,544
=======================================================================
                                                              9,373,697
=======================================================================

BIOTECHNOLOGY-0.66%

Amgen Inc.(a)                                     12,700      1,001,522
-----------------------------------------------------------------------
Techne Corp.(a)                                   27,900      1,566,585
=======================================================================
                                                              2,568,107
=======================================================================

BUILDING PRODUCTS-1.59%

American Standard Cos. Inc.                       19,100        763,045
-----------------------------------------------------------------------
Masco Corp.                                       86,100      2,599,359
-----------------------------------------------------------------------
USG Corp.(a)                                      43,500      2,827,500
=======================================================================
                                                              6,189,904
=======================================================================

CASINOS & GAMING-0.75%

GTECH Holdings Corp.                              56,800      1,802,832
-----------------------------------------------------------------------
Monarch Casino & Resort, Inc.(a)                  49,300      1,114,180
=======================================================================
                                                              2,917,012
=======================================================================

COMMERCIAL PRINTING-0.21%

Harland (John H.) Co.                             21,700        815,920
=======================================================================

COMMUNICATIONS EQUIPMENT-2.21%

ADTRAN, Inc.                                      23,500        698,890
-----------------------------------------------------------------------
Cisco Systems, Inc.(a)                           311,400      5,331,168
-----------------------------------------------------------------------
Harris Corp.                                      17,400        748,374
-----------------------------------------------------------------------
Motorola, Inc.                                    47,300      1,068,507
-----------------------------------------------------------------------
Scientific-Atlanta, Inc.                          17,100        736,497
=======================================================================
                                                              8,583,436
=======================================================================

COMPUTER HARDWARE-1.28%

Apple Computer, Inc.(a)                           17,600      1,265,264
-----------------------------------------------------------------------
Dell Inc.(a)                                     105,800      3,172,942
-----------------------------------------------------------------------
International Business Machines Corp.              6,800        558,960
=======================================================================
                                                              4,997,166
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.35%

Komag, Inc.(a)                                    20,500        710,530
-----------------------------------------------------------------------
Lexmark International, Inc.-Class A(a)            14,900        667,967
=======================================================================
                                                              1,378,497
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-0.53%

Caterpillar Inc.                                  14,700        849,219
-----------------------------------------------------------------------
Cummins Inc.                                      13,600      1,220,328
=======================================================================
                                                              2,069,547
=======================================================================

AIM SELECT EQUITY FUND

                                                SHARES        VALUE
-----------------------------------------------------------------------

CONSTRUCTION MATERIALS-0.22%

CEMEX, S.A. de C.V.-ADR (Mexico)                  14,300   $    848,419
=======================================================================

CONSUMER ELECTRONICS-0.45%

Koninklijke (Royal) Philips Electronics
  N.V.-New York Shares (Netherlands)              56,007      1,741,818
=======================================================================

CONSUMER FINANCE-0.69%

ASTA Funding, Inc.(b)                             30,600        836,604
-----------------------------------------------------------------------
First Cash Financial Services, Inc.(a)            63,100      1,839,996
=======================================================================
                                                              2,676,600
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-1.54%

Fiserv, Inc.(a)                                  100,700      4,357,289
-----------------------------------------------------------------------
Paychex, Inc.                                     42,800      1,631,536
=======================================================================
                                                              5,988,825
=======================================================================

DEPARTMENT STORES-1.00%

Nordstrom, Inc.                                  103,700      3,878,380
=======================================================================

DIVERSIFIED BANKS-5.09%

Bank of America Corp.                            277,400     12,802,010
-----------------------------------------------------------------------
Credicorp Ltd. (Peru)                             97,700      2,226,583
-----------------------------------------------------------------------
U.S. Bancorp                                     136,300      4,074,007
-----------------------------------------------------------------------
Unibanco-Uniao de Bancos Brasileiros S.A.-ADR
  (Brazil)                                        10,800        686,556
=======================================================================
                                                             19,789,156
=======================================================================

DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.73%

Cendant Corp.                                    163,600      2,822,100
=======================================================================

ELECTRONIC EQUIPMENT MANUFACTURERS-1.47%

Amphenol Corp.-Class A                            83,700      3,704,562
-----------------------------------------------------------------------
Mettler-Toledo International Inc.(a)              36,700      2,025,840
=======================================================================
                                                              5,730,402
=======================================================================

ELECTRONIC MANUFACTURING SERVICES-0.50%

Jabil Circuit, Inc.(a)                            26,100        968,049
-----------------------------------------------------------------------
Trimble Navigation Ltd.(a)                        27,100        961,779
=======================================================================
                                                              1,929,828
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-0.23%

Stericycle, Inc.(a)                               15,300        900,864
=======================================================================

FOOD RETAIL-0.72%

Kroger Co. (The)(a)                               23,500        443,680
-----------------------------------------------------------------------
Safeway Inc.                                      99,900      2,363,634
=======================================================================
                                                              2,807,314
=======================================================================

FOOTWEAR-0.73%

NIKE, Inc.-Class B                                32,500      2,820,675
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

GENERAL MERCHANDISE STORES-0.19%

Pantry, Inc. (The)(a)                             16,000   $    751,840
=======================================================================

HEALTH CARE DISTRIBUTORS-0.86%

Cardinal Health, Inc.                             25,500      1,753,125
-----------------------------------------------------------------------
McKesson Corp.                                    31,000      1,599,290
=======================================================================
                                                              3,352,415
=======================================================================

HEALTH CARE EQUIPMENT-1.31%

Bard (C.R.), Inc.                                 16,100      1,061,312
-----------------------------------------------------------------------
IDEXX Laboratories, Inc.(a)                       25,400      1,828,292
-----------------------------------------------------------------------
Varian Medical Systems, Inc.(a)                   20,200      1,016,868
-----------------------------------------------------------------------
Waters Corp.(a)                                   31,700      1,198,260
=======================================================================
                                                              5,104,732
=======================================================================

HEALTH CARE FACILITIES-1.57%

AmSurg Corp.(a)                                   47,500      1,085,850
-----------------------------------------------------------------------
Community Health Systems, Inc.(a)                 40,000      1,533,600
-----------------------------------------------------------------------
Universal Health Services, Inc.-Class B           22,600      1,056,324
-----------------------------------------------------------------------
VCA Antech, Inc.(a)                               86,500      2,439,300
=======================================================================
                                                              6,115,074
=======================================================================

HEALTH CARE SERVICES-2.44%

Caremark Rx, Inc.(a)                              51,500      2,667,185
-----------------------------------------------------------------------
Cerner Corp.(a)(b)                                 6,300        572,733
-----------------------------------------------------------------------
Express Scripts, Inc.(a)                          17,200      1,441,360
-----------------------------------------------------------------------
IMS Health Inc.                                   73,500      1,831,620
-----------------------------------------------------------------------
Lincare Holdings Inc.(a)                          34,400      1,441,704
-----------------------------------------------------------------------
Quest Diagnostics Inc.                            29,900      1,539,252
=======================================================================
                                                              9,493,854
=======================================================================

HEALTH CARE SUPPLIES-1.34%

Alcon Inc. (Switzerland)                          33,400      4,328,640
-----------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)                21,800        867,858
=======================================================================
                                                              5,196,498
=======================================================================

HOME IMPROVEMENT RETAIL-1.20%

Home Depot, Inc. (The)                            89,800      3,635,104
-----------------------------------------------------------------------
Sherwin-Williams Co. (The)                        22,900      1,040,118
=======================================================================
                                                              4,675,222
=======================================================================

HOMEBUILDING-0.55%

D.R. Horton, Inc.                                 42,200      1,507,806
-----------------------------------------------------------------------
NVR, Inc.(a)                                         900        631,800
=======================================================================
                                                              2,139,606
=======================================================================

HOMEFURNISHING RETAIL-0.19%

Bed Bath & Beyond Inc.(a)                         20,700        748,305
=======================================================================

HOTELS, RESORTS & CRUISE LINES-0.24%

Bluegreen Corp.(a)                                59,400        938,520
=======================================================================

AIM SELECT EQUITY FUND

                                                SHARES        VALUE
-----------------------------------------------------------------------

HOUSEHOLD APPLIANCES-0.49%

Black & Decker Corp. (The)                        22,100   $  1,921,816
=======================================================================

HOUSEHOLD PRODUCTS-0.68%

Kimberly-Clark Corp.                              10,200        608,430
-----------------------------------------------------------------------
Procter & Gamble Co. (The)                        34,900      2,020,012
=======================================================================
                                                              2,628,442
=======================================================================

INDUSTRIAL GASES-0.53%

Airgas, Inc.                                      63,200      2,079,280
=======================================================================

INDUSTRIAL MACHINERY-1.54%

Danaher Corp.                                     20,400      1,137,912
-----------------------------------------------------------------------
Ingersoll-Rand Co. Ltd.-Class A                   69,000      2,785,530
-----------------------------------------------------------------------
ITT Industries, Inc.                              19,900      2,046,118
=======================================================================
                                                              5,969,560
=======================================================================

INSURANCE BROKERS-1.48%

Aon Corp.(b)                                     159,800      5,744,810
=======================================================================

INTEGRATED OIL & GAS-3.52%

Chevron Corp.                                     29,600      1,680,392
-----------------------------------------------------------------------
ConocoPhillips                                    16,000        930,880
-----------------------------------------------------------------------
Exxon Mobil Corp.                                156,400      8,784,988
-----------------------------------------------------------------------
Occidental Petroleum Corp.                        28,500      2,276,580
=======================================================================
                                                             13,672,840
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.12%

TALK America Holdings, Inc.(a)                    55,500        478,965
=======================================================================

INVESTMENT BANKING & BROKERAGE-2.61%

Goldman Sachs Group, Inc. (The)                   15,500      1,979,505
-----------------------------------------------------------------------
Lehman Brothers Holdings Inc.                     28,900      3,704,113
-----------------------------------------------------------------------
Merrill Lynch & Co., Inc.                         33,700      2,282,501
-----------------------------------------------------------------------
Morgan Stanley                                    38,500      2,184,490
=======================================================================
                                                             10,150,609
=======================================================================

IT CONSULTING & OTHER SERVICES-0.41%

Accenture Ltd.-Class A                            55,800      1,610,946
=======================================================================

LEISURE PRODUCTS-0.52%

Brunswick Corp.                                   41,300      1,679,258
-----------------------------------------------------------------------
Marvel Entertainment, Inc.(a)                     22,000        360,360
=======================================================================
                                                              2,039,618
=======================================================================

LIFE & HEALTH INSURANCE-2.07%

Nationwide Financial Services, Inc.-Class A       96,900      4,263,600
-----------------------------------------------------------------------
Prudential Financial, Inc.                        51,900      3,798,561
=======================================================================
                                                              8,062,161
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

MANAGED HEALTH CARE-6.32%

Aetna Inc.                                        69,300   $  6,535,683
-----------------------------------------------------------------------
CIGNA Corp.                                       24,800      2,770,160
-----------------------------------------------------------------------
Coventry Health Care, Inc.(a)                     13,350        760,416
-----------------------------------------------------------------------
Sierra Health Services, Inc.(a)                   35,300      2,822,588
-----------------------------------------------------------------------
UnitedHealth Group Inc.                          130,000      8,078,200
-----------------------------------------------------------------------
WellPoint, Inc.(a)                                45,100      3,598,529
=======================================================================
                                                             24,565,576
=======================================================================

METAL & GLASS CONTAINERS-0.20%

Silgan Holdings Inc.                              22,000        794,640
=======================================================================

MOTORCYCLE MANUFACTURERS-0.41%

Harley-Davidson, Inc.                             31,100      1,601,339
=======================================================================

MULTI-LINE INSURANCE-1.82%

American Financial Group, Inc.                    65,200      2,497,812
-----------------------------------------------------------------------
Assurant, Inc.                                    22,800        991,572
-----------------------------------------------------------------------
Genworth Financial Inc.-Class A                   47,400      1,639,092
-----------------------------------------------------------------------
Hartford Financial Services Group, Inc. (The)     22,500      1,932,525
=======================================================================
                                                              7,061,001
=======================================================================

MULTI-UTILITIES-0.16%

PG&E Corp.                                        16,700        619,904
=======================================================================

OFFICE SERVICES & SUPPLIES-0.43%

Brady Corp.-Class A                               46,200      1,671,516
=======================================================================

OIL & GAS DRILLING-0.69%

Nabors Industries Ltd.(a)                         10,700        810,525
-----------------------------------------------------------------------
Pride International, Inc.(a)                      20,000        615,000
-----------------------------------------------------------------------
Todco-Class A                                     17,300        658,438
-----------------------------------------------------------------------
Unit Corp.(a)                                     10,600        583,318
=======================================================================
                                                              2,667,281
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-1.71%

BJ Services Co.                                   89,800      3,292,966
-----------------------------------------------------------------------
Cal Dive International, Inc.(a)                   60,600      2,174,934
-----------------------------------------------------------------------
Core Laboratories N.V. (Netherlands)(a)           16,800        627,648
-----------------------------------------------------------------------
Oceaneering International, Inc.(a)                11,100        552,558
=======================================================================
                                                              6,648,106
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.26%

Anadarko Petroleum Corp.                          14,300      1,354,925
-----------------------------------------------------------------------
Cimarex Energy Co.(a)                             15,500        666,655
-----------------------------------------------------------------------
Devon Energy Corp.                                16,500      1,031,910
-----------------------------------------------------------------------
Harvest Natural Resources, Inc.(a)                54,900        487,512
-----------------------------------------------------------------------
Noble Energy, Inc.                                15,800        636,740
-----------------------------------------------------------------------
Swift Energy Co.(a)                               16,200        730,134
=======================================================================
                                                              4,907,876
=======================================================================

AIM SELECT EQUITY FUND

                                                SHARES        VALUE
-----------------------------------------------------------------------

OIL & GAS REFINING & MARKETING-0.86%

Sunoco, Inc.                                      14,300   $  1,120,834
-----------------------------------------------------------------------
Valero Energy Corp.                               42,800      2,208,480
=======================================================================
                                                              3,329,314
=======================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.21%

Citigroup Inc.                                    96,700      4,692,851
=======================================================================

PACKAGED FOODS & MEATS-0.47%

Flowers Foods, Inc.                               66,150      1,823,094
=======================================================================

PHARMACEUTICALS-5.30%

AstraZeneca PLC-ADR (United Kingdom)              20,200        981,720
-----------------------------------------------------------------------
Barr Pharmaceuticals Inc.(a)                      10,300        641,587
-----------------------------------------------------------------------
Forest Laboratories, Inc.(a)                      15,500        630,540
-----------------------------------------------------------------------
Johnson & Johnson                                 79,500      4,777,950
-----------------------------------------------------------------------
King Pharmaceuticals, Inc.(a)                     78,800      1,333,296
-----------------------------------------------------------------------
Merck & Co. Inc.                                  76,200      2,423,922
-----------------------------------------------------------------------
Novartis A.G.-ADR (Switzerland)                   89,600      4,702,208
-----------------------------------------------------------------------
Pfizer Inc.                                      130,500      3,043,260
-----------------------------------------------------------------------
Wyeth                                             45,500      2,096,185
=======================================================================
                                                             20,630,668
=======================================================================

PROPERTY & CASUALTY INSURANCE-4.17%

American Physicians Capital, Inc.(a)              31,400      1,437,806
-----------------------------------------------------------------------
Chubb Corp. (The)                                  7,300        712,845
-----------------------------------------------------------------------
Fidelity National Financial, Inc.                 40,100      1,475,279
-----------------------------------------------------------------------
FPIC Insurance Group, Inc.(a)                     27,600        957,720
-----------------------------------------------------------------------
LandAmerica Financial Group, Inc.                 70,000      4,368,000
-----------------------------------------------------------------------
MBIA Inc.                                         26,700      1,606,272
-----------------------------------------------------------------------
Safeco Corp.                                      21,400      1,209,100
-----------------------------------------------------------------------
Selective Insurance Group, Inc.                   21,800      1,157,580
-----------------------------------------------------------------------
Stewart Information Services Corp.                30,100      1,464,967
-----------------------------------------------------------------------
United Fire & Casualty Co.                        24,000        970,320
-----------------------------------------------------------------------
W. R. Berkley Corp.                               17,600        838,112
=======================================================================
                                                             16,198,001
=======================================================================

PUBLISHING-0.46%

McGraw-Hill Cos., Inc. (The)                      34,600      1,786,398
=======================================================================

REGIONAL BANKS-2.78%

City National Corp.                               67,200      4,867,968
-----------------------------------------------------------------------
Cullen/Frost Bankers, Inc.                        33,800      1,814,384
-----------------------------------------------------------------------
KeyCorp                                           76,700      2,525,731
-----------------------------------------------------------------------
Nara Bancorp, Inc.                                44,200        785,876
-----------------------------------------------------------------------
Zions Bancorp                                     10,700        808,492
=======================================================================
                                                             10,802,451
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------

RESTAURANTS-2.90%

CEC Entertainment Inc.(a)                         47,600   $  1,620,304
-----------------------------------------------------------------------
Darden Restaurants, Inc.                          92,800      3,608,064
-----------------------------------------------------------------------
Papa John's International, Inc.(a)                12,400        735,444
-----------------------------------------------------------------------
YUM! Brands, Inc.                                113,400      5,316,192
=======================================================================
                                                             11,280,004
=======================================================================

SEMICONDUCTORS-2.71%

Broadcom Corp.-Class A(a)                         13,600        641,240
-----------------------------------------------------------------------
Intel Corp.                                      239,200      5,970,432
-----------------------------------------------------------------------
Microchip Technology Inc.                         22,100        710,515
-----------------------------------------------------------------------
National Semiconductor Corp.                      52,500      1,363,950
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                               82,000        812,620
-----------------------------------------------------------------------
Texas Instruments Inc.                            32,900      1,055,103
=======================================================================
                                                             10,553,860
=======================================================================

SOFT DRINKS-1.62%

PepsiCo, Inc.                                    106,700      6,303,836
=======================================================================

SPECIALIZED CONSUMER SERVICES-0.97%

H&R Block, Inc.                                   77,200      1,895,260
-----------------------------------------------------------------------
Jackson Hewitt Tax Service Inc.                   68,100      1,887,051
=======================================================================
                                                              3,782,311
=======================================================================

SPECIALTY STORES-0.90%

Michaels Stores, Inc.                             31,400      1,110,618
-----------------------------------------------------------------------
Staples, Inc.                                    105,700      2,400,447
=======================================================================
                                                              3,511,065
=======================================================================

STEEL-2.08%

IPSCO, Inc. (Canada)                              64,700      5,368,806
-----------------------------------------------------------------------
Nucor Corp.                                        8,800        587,136
-----------------------------------------------------------------------
Reliance Steel & Aluminum Co.                     34,700      2,120,864
=======================================================================
                                                              8,076,806
=======================================================================

SYSTEMS SOFTWARE-1.66%

Microsoft Corp.                                   87,400      2,285,510
-----------------------------------------------------------------------
Oracle Corp.(a)                                   89,600      1,094,016
-----------------------------------------------------------------------
Progress Software Corp.(a)                       108,500      3,079,230
=======================================================================
                                                              6,458,756
=======================================================================

TECHNOLOGY DISTRIBUTORS-0.28%

CDW Corp.                                         18,800      1,082,316
=======================================================================

THRIFTS & MORTGAGE FINANCE-1.62%

MGIC Investment Corp.                             29,100      1,915,362
-----------------------------------------------------------------------
Radian Group Inc.                                 64,900      3,802,491
-----------------------------------------------------------------------
Washington Mutual, Inc.                           13,216        574,896
=======================================================================
                                                              6,292,749
=======================================================================

AIM SELECT EQUITY FUND

                                                SHARES        VALUE
-----------------------------------------------------------------------

TOBACCO-0.10%

Vector Group Ltd.(b)                              20,895   $    379,662
=======================================================================

TRADING COMPANIES & DISTRIBUTORS-0.18%

MSC Industrial Direct Co., Inc.-Class A           17,000        683,740
=======================================================================

TRUCKING-0.14%

Yellow Roadway Corp.(a)                           11,800        526,398
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $316,156,848)                         377,899,431
=======================================================================

MONEY MARKET FUNDS-3.08%

Liquid Assets Portfolio-Institutional
  Class(c)                                     5,977,525      5,977,525
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(c)    5,977,525      5,977,525
=======================================================================
    Total Money Market Funds (Cost
      $11,955,050)                                           11,955,050
=======================================================================
TOTAL INVESTMENTS-100.25% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $328,111,898)               389,854,481
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-0.36%

Liquid Assets Portfolio-Institutional
  Class(c)(d)                                  1,402,365   $  1,402,365
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $1,402,365)                                       1,402,365
=======================================================================
TOTAL INVESTMENTS-100.61% (Cost $329,514,263)               391,256,846
=======================================================================
OTHER ASSETS LESS LIABILITIES-(0.61%)                        (2,354,476)
=======================================================================
NET ASSETS-100.00%                                         $388,902,370
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
(c) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(d) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $316,156,848)*     $ 377,899,431
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $13,357,415)                              13,357,415
============================================================
     Total investments (cost $329,514,263)       391,256,846
============================================================
Cash                                                   6,679
------------------------------------------------------------
Receivables for:
  Fund shares sold                                    59,019
------------------------------------------------------------
  Dividends                                          270,316
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                78,935
------------------------------------------------------------
Other assets                                          22,748
============================================================
     Total assets                                391,694,543
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Fund shares reacquired                             855,418
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                118,769
------------------------------------------------------------
  Collateral upon return of securities loaned      1,402,365
------------------------------------------------------------
Accrued distribution fees                            155,431
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                               136
------------------------------------------------------------
Accrued transfer agent fees                          166,980
------------------------------------------------------------
Accrued operating expenses                            93,074
============================================================
     Total liabilities                             2,792,173
============================================================
Net assets applicable to shares outstanding    $ 388,902,370
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 430,108,112
------------------------------------------------------------
Undistributed net investment income (loss)          (106,381)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies
  and option contracts                          (102,841,944)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      61,742,583
============================================================
                                               $ 388,902,370
____________________________________________________________
============================================================


NET ASSETS:

Class A                                        $ 259,945,744
____________________________________________________________
============================================================
Class B                                        $ 106,096,792
____________________________________________________________
============================================================
Class C                                        $  22,859,834
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           14,013,944
____________________________________________________________
============================================================
Class B                                            6,447,411
____________________________________________________________
============================================================
Class C                                            1,391,360
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $       18.55
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $18.55 divided by
       94.50%)                                 $       19.63
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                     $       16.46
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                     $       16.43
____________________________________________________________
============================================================

* At December 31, 2005, securities with an aggregate value of $1,373,490 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $12,300)         $  4,474,094
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $29,591, after compensation
  to counterparties of $111,616)                                   434,963
==========================================================================
    Total investment income                                      4,909,057
==========================================================================

EXPENSES:

Advisory fees                                                    2,866,180
--------------------------------------------------------------------------
Administrative services fees                                       115,815
--------------------------------------------------------------------------
Custodian fees                                                      41,204
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          672,000
--------------------------------------------------------------------------
  Class B                                                        1,222,895
--------------------------------------------------------------------------
  Class C                                                          254,994
--------------------------------------------------------------------------
Transfer agent fees                                              1,438,510
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           27,644
--------------------------------------------------------------------------
Other                                                              269,256
==========================================================================
    Total expenses                                               6,908,498
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                      (33,083)
==========================================================================
    Net expenses                                                 6,875,415
==========================================================================
Net investment income (loss)                                    (1,966,358)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES AND OPTION CONTRACTS:

Net realized gain (loss) from:
  Investment securities (includes gains from securities sold
    to affiliates of $877,464)                                  69,494,668
--------------------------------------------------------------------------
  Foreign currencies                                                  (549)
--------------------------------------------------------------------------
  Option contracts written                                         184,480
==========================================================================
                                                                69,678,599
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        (50,194,703)
--------------------------------------------------------------------------
  Option contracts written                                           8,225
==========================================================================
                                                               (50,186,478)
==========================================================================
Net gain from investment securities, foreign currencies and
  option contracts                                              19,492,121
==========================================================================
Net increase in net assets resulting from operations          $ 17,525,763
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (1,966,358)   $  (3,436,088)
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and option contracts                             69,678,599       44,009,278
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and option contracts                 (50,186,478)      19,628,835
===========================================================================================
    Net increase in net assets resulting from operations        17,525,763       60,202,025
===========================================================================================
Share transactions-net:
  Class A                                                      (45,443,426)     (33,113,988)
-------------------------------------------------------------------------------------------
  Class B                                                      (46,135,865)     (69,580,725)
-------------------------------------------------------------------------------------------
  Class C                                                       (7,734,281)      (7,526,304)
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (99,313,572)    (110,221,017)
===========================================================================================
    Net increase (decrease) in net assets                      (81,787,809)     (50,018,992)
===========================================================================================

NET ASSETS:

  Beginning of year                                            470,690,179      520,709,171
===========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(106,381) and $(114,811), respectively)        $388,902,370    $ 470,690,179
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SELECT EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Select Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

AIM SELECT EQUITY FUND


       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

G. COVERED CALL OPTIONS -- The Fund may write call options, on a covered basis; that is, the Fund will own the underlying security. When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

AIM SELECT EQUITY FUND

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $150 million                                            0.80%
--------------------------------------------------------------------
Over $150 million                                             0.625%
 ___________________________________________________________________
====================================================================


    Through June 30, 2006, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $250 million                                            0.695%
--------------------------------------------------------------------
Next $250 million                                             0.67%
--------------------------------------------------------------------
Next $500 million                                             0.645%
--------------------------------------------------------------------
Next $1.5 billion                                             0.62%
--------------------------------------------------------------------
Next $2.5 billion                                             0.595%
--------------------------------------------------------------------
Next $2.5 billion                                             0.57%
--------------------------------------------------------------------
Next $2.5 billion                                             0.545%
--------------------------------------------------------------------
Over $10 billion                                              0.52%
 ___________________________________________________________________
====================================================================


    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $15,623.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $4,198.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $115,815.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended December 31, 2005, the Fund paid AISI $1,438,510.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B or Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2005, the Class A, Class B and Class C shares paid $672,000, $1,222,895 and $254,994, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2005, ADI advised the Fund that it retained $33,228 in front-end sales commissions from the sale of Class A shares and $72, $39,286 and $2,407 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

AIM SELECT EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.

INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 7,878,327      $48,428,221       $ (50,329,023)        $   --         $ 5,977,525     $201,752       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             7,878,327       48,428,221         (50,329,023)            --           5,977,525      203,620           --
==================================================================================================================================
  Subtotal        $15,756,654      $96,856,442       $(100,658,046)        $   --         $11,955,050     $405,372       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $        --      $ 16,215,725      $ (14,813,360)        $   --         $ 1,402,365     $  5,131       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            10,195,750        22,693,485        (32,889,235)            --                  --       24,460           --
==================================================================================================================================
  Subtotal        $10,195,750      $ 38,909,210      $ (47,702,595)        $   --         $ 1,402,365     $ 29,591       $   --
==================================================================================================================================
  Total           $25,952,404      $135,765,652      $(148,360,641)        $   --         $13,357,415     $434,963       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $7,853,404 and sales of $5,000,387, which resulted in net realized gains of $877,464.

NOTE 5--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended December 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $13,262.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $5,538 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM SELECT EQUITY FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, securities with an aggregate value of $1,373,490 were on loan to brokers. The loans were secured by cash collateral of $1,402,365 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $29,591 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--OPTION CONTRACTS WRITTEN

                           TRANSACTIONS DURING THE PERIOD
------------------------------------------------------------------------------------
                                                              CALL OPTION CONTRACTS
                                                              ----------------------
                                                              NUMBER OF    PREMIUMS
                                                              CONTRACTS    RECEIVED
------------------------------------------------------------------------------------
Beginning of year                                                 694      $  61,920
------------------------------------------------------------------------------------
Written                                                         4,615        267,214
------------------------------------------------------------------------------------
Closed                                                           (760)       (48,258)
------------------------------------------------------------------------------------
Exercised                                                      (1,470)      (105,241)
------------------------------------------------------------------------------------
Expired                                                        (3,079)      (175,635)
====================================================================================
End of year                                                        --      $      --
____________________________________________________________________________________
====================================================================================

AIM SELECT EQUITY FUND

NOTE 10--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

There were no ordinary or long term capital distributions paid during the years ended December 31, 2005 and 2004.

TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Unrealized appreciation -- investments                        $ 61,694,573
--------------------------------------------------------------------------
Temporary book/tax differences                                    (106,381)
--------------------------------------------------------------------------
Capital loss carryforward                                     (102,793,934)
--------------------------------------------------------------------------
Shares of beneficial interest                                  430,108,112
==========================================================================
Total net assets                                              $388,902,370
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $67,444,692 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of December 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
December 31, 2010                                               $ 56,001,620
-----------------------------------------------------------------------------
December 31, 2011                                                 46,792,314
=============================================================================
Total capital loss carryforward                                 $102,793,934
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $368,180,472 and $465,175,855, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $67,480,785
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (5,786,212)
===============================================================================
Net unrealized appreciation of investment securities              $61,694,573
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $329,562,273.

AIM SELECT EQUITY FUND

NOTE 12--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of net operating losses and foreign currency transactions, on December 31, 2005, undistributed net investment income (loss) was increased by $1,974,788, undistributed net realized gain (loss) was increased by $549 and shares of beneficial interest decreased by $1,975,337. This reclassification had no effect on the net assets of the Fund.

NOTE 13--SHARE INFORMATION

The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
-----------------------------------------------------------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                              ---------------------------------------------------------
                                                                         2005                          2004
                                                              --------------------------    ---------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
-----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                        780,120    $ 13,761,890     1,604,107    $  25,910,160
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                        498,217       7,793,624       824,169       11,973,132
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                        193,899       3,028,919       400,935        5,803,543
=======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      1,121,759      19,623,817     2,267,898       36,759,445
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,259,304)    (19,623,817)   (2,527,551)     (36,759,445)
=======================================================================================================================
Reacquired:
  Class A                                                     (4,470,464)    (78,829,133)   (5,935,445)     (95,783,593)
-----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,192,148)    (34,305,672)   (3,094,338)     (44,794,412)
-----------------------------------------------------------------------------------------------------------------------
  Class C                                                       (688,802)    (10,763,200)     (924,673)     (13,329,847)
=======================================================================================================================
                                                              (6,016,723)   $(99,313,572)   (7,384,898)   $(110,221,017)
_______________________________________________________________________________________________________________________
=======================================================================================================================

AIM SELECT EQUITY FUND


NOTE 14--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                          CLASS A
                                              ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------
                                                2005          2004           2003           2002        2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  17.65      $  15.50       $  11.97       $  17.00    $  22.88
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.04)(a)     (0.06)(a)(b)    (0.09)(a)     (0.06)(a)    (0.08)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.94          2.21           3.62          (4.97)      (5.79)
==============================================================================================================
    Total from investment operations              0.90          2.15           3.53          (5.03)      (5.87)
==============================================================================================================
Less distributions from net realized gains          --            --             --             --       (0.01)
==============================================================================================================
Net asset value, end of period                $  18.55      $  17.65       $  15.50       $  11.97    $  17.00
______________________________________________________________________________________________________________
==============================================================================================================
Total return(c)                                   5.10%        13.87%         29.49%        (29.59)%    (25.64)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $259,946      $292,681       $288,976       $250,666    $396,779
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets           1.39%(d)      1.38%(e)       1.47%          1.32%       1.24%
==============================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.21)%(d)    (0.40)%(b)     (0.65)%        (0.45)%     (0.45)%
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                             91%           38%            69%            86%        117%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.08) and (0.51)%, respectively, for the year ended December 31, 2004.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $268,799,905.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.40%, for the year ended December 31, 2004.

AIM SELECT EQUITY FUND

                                                                             CLASS B
                                              ---------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                              ---------------------------------------------------------------------
                                                2005           2004            2003           2002           2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $  15.78       $  13.96        $  10.86       $  15.54       $  21.07
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                   (0.15)(a)      (0.17)(a)(b)    (0.17)(a)      (0.16)(a)      (0.20)(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                      0.83           1.99            3.27          (4.52)         (5.32)
===================================================================================================================
    Total from investment operations              0.68           1.82            3.10          (4.68)         (5.52)
===================================================================================================================
Less distributions from net realized gains          --             --              --             --          (0.01)
===================================================================================================================
Net asset value, end of period                $  16.46       $  15.78        $  13.96       $  10.86       $  15.54
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                   4.31%         13.04%          28.55%        (30.12)%       (26.19)%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $106,097       $148,300        $198,148       $214,709       $432,002
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets           2.14%(d)       2.13%(e)        2.22%          2.07%          2.00%
===================================================================================================================
Ratio of net investment income (loss) to
  average net assets                             (0.96)%(d)     (1.15)%(b)      (1.40)%        (1.20)%        (1.21)%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                             91%            38%             69%            86%           117%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively, for the year ended December 31, 2004.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $122,289,507.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%, for the year ended December 31, 2004.

AIM SELECT EQUITY FUND


                                                                          CLASS C
                                              ----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                              ----------------------------------------------------------------
                                               2005          2004           2003          2002          2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period          $ 15.75       $ 13.94        $ 10.84       $ 15.52       $ 21.05
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                  (0.15)(a)     (0.17)(a)(b)   (0.17)(a)     (0.16)(a)     (0.20)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                     0.83          1.98           3.27         (4.52)        (5.32)
==============================================================================================================
    Total from investment operations             0.68          1.81           3.10         (4.68)        (5.52)
==============================================================================================================
Less distributions from net realized gains         --            --             --            --         (0.01)
==============================================================================================================
Net asset value, end of period                $ 16.43       $ 15.75        $ 13.94       $ 10.84       $ 15.52
______________________________________________________________________________________________________________
==============================================================================================================
Total return(c)                                  4.32%        12.98%         28.60%       (30.15)%      (26.21)%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $22,860       $29,710        $33,585       $32,558       $59,112
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets          2.14%(d)      2.13%(e)       2.22%         2.07%         2.00%
==============================================================================================================
Ratio of net investment income (loss) to
  average net assets                            (0.96)%(d)    (1.15)%(b)     (1.40)%       (1.20)%       (1.21)%
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                            91%           38%            69%           86%          117%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets include a special cash dividend received of $3.00 per share owned of Microsoft Corp. on December 2, 2004. Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets excluding the special dividend are $(0.19) and (1.26)%, respectively, for the year ended December 31, 2004.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $25,499,374.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 2.15%, for the year ended December 31, 2004.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

AIM SELECT EQUITY FUND

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to
Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect

AIM SELECT EQUITY FUND
to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM SELECT EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Select Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Select Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM SELECT EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2005

AIM SELECT EQUITY FUND



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDER


The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005, and December 31, 2005, are 5.75%, 5.95%, 6.86% and 9.91%, respectively.

      DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY AIM                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                    AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(1)          AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                      AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                       AIM Money Market Fund
AIM Dynamics Fund                            AIM International Core Equity Fund          AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund               AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(1)     Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                            Premier U.S. Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                                    SECTOR EQUITY                 TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund          AIM High Income Municipal Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund                             AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund                 AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund                       AIM Global Health Care Fund                 AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                 Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund                    AIM Gold & Precious Metals Fund
AIM Small Cap Growth Fund(1)                 AIM Leisure Fund                                     AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund                AIM Multi-Sector Fund
AIM Summit Fund                              AIM Real Estate Fund(1)                     AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    AIM Technology Fund                         AIM Growth Allocation Fund(2)
AIM Trimark Small Companies Fund             AIM Utilities Fund                          AIM Moderate Allocation Fund
AIM Weingarten Fund                                                                      AIM Moderate Growth Allocation Fund
                                                                                         AIM Moderately Conservative Allocation Fund


                                                                                         DIVERSIFIED PORTFOLIOS

                                                                                         AIM Income Allocation Fund
                                                                                         AIM International Allocation Fund

                                             =======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR THIS
                                             AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL ADVISOR
                                             AND READ IT CAREFULLY BEFORE INVESTING.
                                             =======================================================================================


*Domestic equity and income fund

(1) This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

    If used after April 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $128 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $386 billion in assets under management. Data as of December 31, 2005.

AIMinvestments.com                  SEQ-AR-1            A I M Distributors, Inc.

                                YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
--------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College    Separately   Offshore    Cash             [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings    Managed      Products    Management             --Registered Trademark--
                                  Plans      Accounts
--------------------------------------------------------------------------------

                                                       AIM SMALL CAP EQUITY FUND

                               Annual Report to Shareholders o December 31, 2005

                                  [COVER IMAGE]

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

AIM SMALL CAP EQUITY FUND SEEKS LONG-TERM GROWTH OF CAPITAL.


o Unless otherwise stated, information presented in this report is as of December 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          ments in initial public offerings             Inc. and Standard & Poor's.
                                             (IPOs), there can be no assurance that
o Class B shares are not available as an     the Fund will have favorable IPO              o The returns shown in the Management's
investment for retirement plans              investment opportunities in the future.       Discussion of Fund Performance are based
maintained pursuant to Section 401 of                                                      on net asset values calculated for
the Internal Revenue Code, including         ABOUT INDEXES USED IN THIS REPORT             shareholder transactions. Generally
401(k) plans, money purchase pension                                                       accepted accounting principles require
plans and profit sharing plans. Plans        o The unmanaged Standard & Poor's             adjustments to be made to the net assets
that had existing accounts invested in       Composite Index of 500 Stocks (the S&P        of the fund at period end for financial
Class B shares prior to September 30,        500--Registered Trademark-- Index) is an      reporting purposes, and as such, the net
2003, will continue to be allowed to         index of common stocks frequently used        asset values for shareholder
make additional purchases.                   as a general measure of U.S. stock            transactions and the returns based on
                                             market performance.                           those net asset values may differ from
o Class R shares are available only to                                                     the net asset values and returns
certain retirement plans. Please see the     o The unmanaged Russell 2000--Registered      reported in the Financial Highlights.
prospectus for more information.             Trademark-- Index represents the
                                             performance of the stocks of                  o The Conference Board is a
PRINCIPAL RISKS OF INVESTING IN THE FUND     small-capitalization companies.               not-for-profit organization that
                                                                                           conducts research and publishes
o Investing in smaller companies             o The unmanaged Lipper Small-Cap Core         information and analysis to help
involves greater risk than investing in      Fund Index represents an average of the       businesses strengthen their performance.
more established companies, such as          performance of the 30 largest
business risk, significant stock price       small-capitalization core equity funds        The Fund provides a complete list of its
fluctuations and illiquidity.                tracked by Lipper, Inc., an independent       holdings four times in each fiscal year,
                                             mutual fund performance monitor.              at the quarter-ends. For the second and
o The Fund may invest a portion of its                                                     fourth quarters, the lists appear in the
assets in synthetic instruments, such as     o The unmanaged MSCI World Index is a         Fund's semiannual and annual reports
warrants, futures, options, exchange         group of global securities tracked by         to shareholders. For the first and third
traded funds and American Depositary         Morgan Stanley Capital International.         quarters, the Fund files the lists with
Receipts, the value of which may not                                                       the Securities and Exchange Commission
correlate perfectly with the overall         o A direct investment cannot be made in       (SEC) on Form N-Q. The most recent list
securities market. Risks associated with     an index. Unless otherwise indicated,         of portfolio holdings is available at
synthetic instruments may include            index results include reinvested              AIMinvestments.com. From our home page,
counter party risk and sensitivity to        dividends, and they do not reflect sales      click on Products & Performance, then
interest rate changes and market price       charges. Performance of an index of           Mutual Funds, then Fund Overview. Select
fluctuations. See the prospectus for         funds reflects fund expenses;                 your Fund from the drop-down menu and
more details.                                performance of a market index does not.       click on Complete Quarterly Holdings.
                                                                                           Shareholders can also look up the Fund's
o The Fund may invest up to 25% of its       o The Fund is not managed to track the        Forms N-Q on the SEC's Web site at
assets in the securities of non-U.S.         performance of any particular index,          sec.gov. Copies of the Fund's Forms N-Q
issuers. International investing             including the indexes defined here, and       may be reviewed and copied at the SEC's
presents certain risks not associated        consequently, the performance of the          Public Reference Room at 450 Fifth
with investing solely in the United          Fund may deviate significantly from the       Street, N.W., Washington, D.C.
States. These include risks relating to      performance of the indexes.                   20549-0102. You can obtain information
fluctuations in the value of the U.S.                                                      on the operation of the Public Reference
dollar relative to the values of other       OTHER INFORMATION                             Room, including information about
currencies, the custody arrangements                                                       duplicating fee charges, by calling
made for the Fund's foreign holdings,        o Industry classifications used in this       202-942-8090 or 800-732-0330, or by
differences in accounting, political         report are generally according to the         electronic request at the following
risks and the lesser degree of public        Global Industry Classification Standard,      e-mail address: publicinfo@sec.gov. The
information required to be provided by       which was developed by and is the             SEC file numbers for the Fund are
non-U.S. companies.                          exclusive property and a service mark of      811-01540 and 2-27334.
                                             Morgan Stanley Capital International
o Although the Fund's return during                                                        A description of the policies and
certain periods was positively impacted                                                    procedures that the Fund uses to
by its invest                                                                              determine how to vote proxies relating
                                                                                           to portfolio securities is available
                                                                                           without charge, upon request, from our
                                                                                           Client Services department at
                                                                                           800-959-4246 or on the AIM Web site,
                                                                                           AIMinvestments.com. On the home page,
                                                                                           scroll down and click on AIM Funds Proxy
                                                                                           Policy. The information is also
                                                                                           available on the SEC's Web site,
                                                                                           sec.gov.

                                                                                           Continued on Page 7

                                                                                           ========================================

                                                                                           FUND NASDAQ SYMBOLS

                                                                                           Class A Shares                    SMEAX
                                                                                           Class B Shares                    SMEBX
                                                                                           Class C Shares                    SMECX
                                                                                           Class R Shares                    SMERX

                                                                                           ========================================

==========================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
==========================================================================


NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM SMALL CAP EQUITY FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

[GRAHAM             Although many concerns weighed on investors' minds during
PHOTO]              the year covered by this report, stocks posted gains for the period. Domestically, the broad-based S&P 500 Index returned
                    4.91%. Internationally, Morgan Stanley's MSCI World Index rose 9.49%. Concern about the inflationary potential of rising energy costs was frequently cited as a major cause of market restraint.

                         Within the indexes, there was considerable variability
ROBERT H. GRAHAM    in the performance of different sectors and markets.
                    Domestically, energy sector performance far outpaced all other sectors in the S&P 500 Index, reflecting rising oil and gas prices. Overseas, emerging markets produced more attractive results than developed markets, partially because emerging markets tend to be more closely tied to the performance of natural resources and commodities.

                         One could make a strong argument for global
                    diversification of a stock portfolio using the performance data for the year ended December 31, 2005. Of course, your financial advisor is the person most qualified to help you decide whether such diversification is appropriate for you.

[WILLIAMSON              A number of key developments affected markets and the
PHOTO]              economy in 2005:

                         o Hurricane Katrina, which devastated New Orleans in
                           August, had numerous economic repercussions and dealt
                           a short-term setback to consumer confidence. However,
                           consumer confidence rebounded toward the end of the
MARK H. WILLIAMSON         year, with the Conference Board crediting the
                           resiliency of the economy, falling gas prices and job growth for this trend.

                         o The nation's gross domestic product (GDP), the
                           broadest measure of economic activity, increased at a healthy rate throughout much of the year. The Bureau of Economic Analysis of the U.S. Department of Commerce reported that the nation's GDP grew at annualized rates of 3.8%, 3.3% and 4.1% for the first, second and third quarters of the year, respectively.

                         o For the second straight year, the economy created 2
                           million new jobs, although job growth was uneven and sometimes did not meet analysts' expectations on a monthly basis.

                         o The Federal Reserve Board (the Fed) continued its
                           tightening policy, raising the key federal funds target rate to 4.25% by the end of the year. Many analysts believed that the central bank was near the end of its tightening policy as Ben Bernanke succeeded the retiring Alan Greenspan as Fed chairman early in 2006.

                         o Gasoline prices, which soared to a nationwide average
                           of slightly more than $3.08 per gallon on September 5 following Hurricane Katrina, had dropped by more than 80 cents by mid-December, according to the U.S. Energy Information Administration.

                         For a discussion of the specific market conditions that
                    affected your Fund and how your Fund was managed during the year, please turn to Page 3.

                    YOUR FUND

                    Further information about the markets, your Fund, and investing in general is always available on our comprehensive Web site, AIMinvestments.com. We invite you to visit it frequently.

                         We at AIM remain committed to building solutions to
                    help you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are pleased to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON

                    Robert H. Graham                    Mark H. Williamson
                    President & Vice Chair,             President,
                    AIM Funds                           A I M Advisors, Inc.

                    February 9, 2006

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors. A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM SMALL CAP EQUITY FUND

                    DEAR FELLOW AIM FUND SHAREHOLDERS:

                    Having completed a year of transition and change at AIM
                    Funds--as well as my first full year as your board's
                    independent chair--I can assure you that shareholder
                    interests are at the forefront of every decision your board
    [CROCKETT       makes. While regulators and fund companies debate the value
     PHOTO]         of an independent board chair, this structure is working for you.

BRUCE L. CROCKETT   An independent chair can help lead to unbiased decisions and eliminate potential conflicts.

                         Some highlights of 2005 board activity:

                         o Board approval of voluntary fee reductions, which are
                           saving shareholders more than $20 million annually, based on asset levels of March 31, 2005.

                         o Board approval for the merger of 14 funds into other
                           AIM funds with similar investment objectives. Eight of these mergers were approved by shareholders of the target funds during 2005. The remaining six are being voted on by shareholders in early 2006. In each case, the goal is for the resulting merged fund to benefit from strengthened management and greater efficiency.

                         o Board approval for portfolio management changes at 11
                           funds, consistent with the goal of organizing management teams around common processes and shared investment views. Again, we hope that these changes will improve fund performance and efficiency.

                        In 2006, your board will continue to focus on reducing
                    costs and shareholder fees and improving portfolio performance, which is not yet as strong as we expect to see it. Eight in-person board meetings and several additional telephone and committee meetings are scheduled to take place this year. I'll inform you of our progress in my next semiannual letter to shareholders.

                        The AIM Funds board is pleased to welcome our newest
                    independent member, Raymond Stickel, Jr., a former partner with the international auditing firm of Deloitte & Touche. We also send our thanks and best wishes to Gerald J. Lewis, who retired from your board in December 2005, and to Edward
                    K. Dunn, Jr., who is retiring this year.

                        Your board welcomes your views. Please mail them to me
                    at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston TX 77046.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    February 9, 2006

AIM SMALL CAP EQUITY FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE                                                   We consider selling or trimming a
                                                                                           stock when:
======================================================================================
                                                                                           o the company's fundamental business
PERFORMANCE SUMMARY                          ========================================      prospects deteriorate

Careful stock selection helped your Fund     FUND VS. INDEXES                              o a stock hits our target price
record positive returns for the year, as
illustrated by the accompanying table.       TOTAL RETURNS, 12/31/04-12/31/05,             o the company's technical profile
                                             EXCLUDING APPLICABLE SALES CHARGES. IF        deteriorates
   The Fund outperformed both the S&P        SALES CHARGES WERE INCLUDED, RETURNS
500 Index and the Russell 2000 Index         WOULD BE LOWER.                               MARKET CONDITIONS AND YOUR FUND
largely due to strong returns by
holdings in the consumer discretionary,      Class A Shares                   6.58%        The U.S. economy continued to expand
industrials and financials sectors.                                                        throughout the year, with corporate
Positive performance was broad-based, as     Class B Shares                   5.89         profits generally improving. However,
significant detractors were concentrated                                                   rising short-term interest rates, record

in the information technology sector.        Class C Shares                   5.81         high oil and natural gas prices, two
                                                                                           Gulf Coast hurricanes and other concerns
   For long-term performance, see Pages 6    Class R Shares                   6.48         restrained stock market performance.
and 7.
                                             S&P 500 Index                                    In this environment, consumer
                                             (Broad Market Index)             4.91         discretionary, energy, industrials and
                                                                                           financials were the top-performing
                                             Russell 2000 Index                            sectors for the Fund while information
                                             (Style-specific Index)           4.55         technology and materials holdings
                                                                                           generally detracted from Fund
                                             Lipper Small-Cap Core Fund                    performance during the reporting period.
                                             Index (Peer Group Index)         7.56
                                                                                              Consumer discretionary, which
                                             SOURCE: LIPPER, INC.                          includes many retailers, was our
                                                                                           best-performing sector. While we were
                                             ========================================      generally pleased with the performance
                                                                                           of our consumer discretionary holdings,
======================================================================================     we reduced our exposure to this sector.
                                                                                           We were concerned that rising fuel costs
HOW WE INVEST                                   1. Fundamental analysis--Building          might ultimately affect consumer
                                             financial models and conducting in-depth      spending, which was solid for most of
We focus on small-cap companies with         interviews with company management.           the year. The stock that contributed the
visible and long-term growth                                                               most to Fund performance was Guess?, a
opportunities demonstrated by consistent        2. Valuation analysis--Identifying         company that markets upscale apparel and
and accelerating earnings growth. We         attractively valued stocks given their        accessories for men, women and children.
align the Fund with the benchmark we         growth potential over a one- to two-year      Best known for its designer jeans, the
believe represents the small-cap-core        horizon.                                      company reported record third quarter
asset class.                                                                               earnings, largely because of the
                                                3. Technical analysis--Identifying
   We seek to control risk by                the "timeliness" of a stock purchase. We                                    (continued)
keeping the Fund's sector weightings in      review trading volume characteristics
line with the benchmark by staying fully     and trend analysis to make sure there
diversified in all those sectors.            are no signs of the stock deterioration.
                                             This also serves as a risk management
   We select stocks based on analysis of     measure that helps us confirm our high
individual companies. Our three-step         conviction candidates.
selection process includes:

=======================================    =======================================     =========================================

PORTFOLIO COMPOSITION                      TOP 5 INDUSTRIES*                           TOP 10 EQUITY HOLDINGS*

By sector                                  1. Regional Banks                  6.5%      1. Warren Resources Inc.            1.8%

Financials                        20.2%    2. Oil & Gas Exploration &                   2. Penn Virginia Corp.              1.7
                                              Production                      5.5
Information Technology            19.2                                                  3. Assured Guaranty Ltd.            1.4
                                           3. Health Care Supplies            5.2
Industrials                       16.8                                                  4. Jones Lang Lasalle Inc.          1.4
                                           4. Property & Casualty
Health Care                       12.3        Insurance                       4.8       5. Oceaneering International,
                                                                                           Inc.                             1.4
Consumer Discretionary            11.2     5. Apparel Retail                  4.3
                                                                                        6. Haemonetics Corp.                1.4
Energy                             8.1     TOTAL NET ASSETS        $428.0 MILLION
                                                                                        7. Philadelphia Consolidated
Materials                          3.6     TOTAL NUMBER OF HOLDINGS*          105          Holding Corp.                    1.4

Consumer Staples                   3.6                                                  8. Pinnacle Entertainment, Inc.     1.4

Utilities                          2.2                                                  9. United Online, Inc.              1.3

Money Market Funds Plus Other                                                          10. UTI Worldwide, Inc.              1.3
Assets Less Liabilities            2.8


The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

=======================================    =======================================     =========================================

AIM SMALL CAP EQUITY FUND

success of its European business. The        Additionally, several of the Fund's           THE VIEWS AND OPINIONS EXPRESSED IN
firm also reported strong sales at its       insurance stocks contributed to               MANAGEMENT'S DISCUSSION OF FUND
U.S. stores in December. Despite the         performance as they benefited from            PERFORMANCE ARE THOSE OF A I M ADVISORS,
success, we believe Guess still has          improved pricing power in the wake of         INC. THESE VIEWS AND OPINIONS ARE
upside potential. MEN'S WEARHOUSE, which     the two major hurricanes.                     SUBJECT TO CHANGE AT ANY TIME BASED ON
sells business clothing at more than 700                                                   FACTORS SUCH AS MARKET AND ECONOMIC
stores in the U.S. and Canada, also             Holdings in the information                CONDITIONS. THESE VIEWS AND OPINIONS MAY
contributed significantly to our             technology sector detracted from Fund         NOT BE RELIED UPON AS INVESTMENT ADVICE
performance. The company benefited from      performance, largely because many of the      OR RECOMMENDATIONS, OR AS AN OFFER FOR A
improved merchandising and increased         Fund's technology hardware holdings           PARTICULAR SECURITY. THE INFORMATION IS
suit sales, stemming from the trend away     underperformed. One of the most               NOT A COMPLETE ANALYSIS OF EVERY ASPECT
from a less causal work environment. We      significant detractors was PACKETEER, a       OF ANY MARKET, COUNTRY, INDUSTRY,
sold the stock when it reached our           company that develops bandwidth               SECURITY OR THE FUND. STATEMENTS OF FACT
valuation target.                            management systems. The stock price of        ARE FROM SOURCES CONSIDERED RELIABLE,
                                             this holding fell as investors became         BUT A I M ADVISORS, INC. MAKES NO
   Higher energy prices and improved         concerned that Packeteer would face           REPRESENTATION OR WARRANTY AS TO THEIR
earnings prospects led to significant        competitive pressure and eventually miss      COMPLETENESS OR ACCURACY. ALTHOUGH
stock price increases in many of our         earnings expectations because a number        HISTORICAL PERFORMANCE IS NO GUARANTEE
investments in the energy sector. Our        of large technology companies had             OF FUTURE RESULTS, THESE INSIGHTS MAY
top holding, WARREN RESOURCES, a leading     recently made acquisitions of several         HELP YOU UNDERSTAND OUR INVESTMENT
developer of coal bed methane natural        competitors. We continue to own the           MANAGEMENT PHILOSOPHY.
gas, was an energy stock that boosted        holding as we see upside potential based
our performance. We believe the company      on our earnings forecast for the                   See important Fund and index
has a strong management team and solid       company.                                          disclosures inside front cover.
business fundamentals. The company
reported a 23% increase in revenue and          The Fund's materials holdings,                             JULIET ELLIS,
43% increase in oil and gas production       including WAUSAU PAPER, also detracted            [ELLIS      Chartered Financial
for the third quarter of 2005 compared       from Fund returns. Wausau Paper, which            PHOTO]      Analyst and senior
to the same period for the previous          produces paper for printing and writing                       portfolio manager, is
year. Other key contributors in the          and for disposable towels and tissues,                        lead portfolio manager
sector included PENN VIRGINIA CORP. and      reported second and third quarter                             of AIM Small Cap Equity
PLAINS EXPLORATION.                          losses. We subsequently sold the stock        Fund. Ms. Ellis joined AIM in 2004. She
                                             due to a weak outlook. At the close of        previously served as Senior Portfolio
   A number of the Fund's capital goods      the year, we further reduced the Fund's       Manager of two small-cap funds for
holdings in the industrials sector also      weighting in materials by selling two         another company and was responsible for
enhanced Fund performance. One example       long-term specialty-chemicals holdings,       the management of more than $2 billion
is WATSCO, a company that distributes        MINERALS TECHNOLOGIES and ALBEMARLE           in assets. Ms. Ellis began her
air conditioning and heating units.          CORP, as we believe the companies will        investment career in 1981 as a financial
Watsco reported record earnings for the      be negatively affected by reduced             consultant. She is a Cum Laude and Phi
third quarter of 2005, as the company        pricing power.                                Beta Kappa graduate of Indiana
continued to expand its distribution                                                       University with a B.A. in economics and
network. While we continue to own            IN CLOSING                                    political science.
Watsco, we reduced the Fund's
industrials holdings over the year as we     We are pleased to have provided positive                   MICHAEL CHAPMAN,
were concerned that rising fuel costs        returns for our investors. We remain            [CHAPMAN   Chartered Financial Analyst
might adversely affect corporate profits     committed to our bottom-up investment            PHOTO]    and portfolio manager, is a
in this sector.                              process of identifying the attractively                    portfolio manager of AIM
                                             valued stocks of small-cap companies                       Small Cap Equity Fund. He
   The financials sector was another         with visible and long-term growth                          joined AIM in 2001 and was
area of strength for the Fund. For           potential while striving to avoid             promoted to his current position as
sometime, we have maintained an              high-risk stocks. As always, we thank         portfolio manager in 2002. Mr. Chapman
underweight position in bank stocks          you for your continuing investment in         has a B.S. in petroleum engineering and
because a flat or inverted yield curve       AIM Small Cap Equity Fund.                    an M.A. in energy and mineral resources
tends to squeeze profitability margins                                                     from The University of Texas.
for banks that derive a large portion of
their revenues from lending activities.
In this environment, we have selected                                                      Assisted by the Small Cap Growth/Core
bank stocks that focus on other areas                                                      Team
such as investment management. An
example is BOSTON PRIVATE FINANCIAL                                                                [RIGHT ARROW GRAPHIC]
HOLDING, a bank stock that has benefited
from strong demand for investment                                                          FOR A PRESENTATION OF YOUR FUND'S
management services as well as rapid                                                       LONG-TERM PERFORMANCE, PLEASE SEE
geographic expansion.                                                                      PAGES 6 AND 7.

AIM SMALL CAP EQUITY FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested,           The hypothetical account values and
                                             to estimate the expenses that you paid        expenses may not be used to estimate the
As a shareholder of the Fund, you incur      over the period. Simply divide your           actual ending account balance or
two types of costs: (1) transaction          account value by $1,000 (for example, an      expenses you paid for the period. You
costs, which may include sales charges       $8,600 account value divided by $1,000 =      may use this information to compare the
(loads) on purchase payments; contingent     8.6), then multiply the result by the         ongoing costs of investing in the Fund
deferred sales charges on redemptions;       number in the table under the heading         and other funds. To do so, compare this
and redemption fees, if any; and (2)         entitled "Actual Expenses Paid During         5% hypothetical example with the 5%
ongoing costs, including management          Period" to estimate the expenses you          hypothetical examples that appear in the
fees; distribution and/or service fees       paid on your account during this period.      shareholder reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR COMPARISON              Please note that the expenses shown
understand your ongoing costs (in            PURPOSES                                      in the table are meant to highlight your
dollars) of investing in the Fund and to                                                   ongoing costs only and do not reflect
compare these costs with ongoing costs          The table below also provides              any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account        charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based        contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and        redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year      any. Therefore, the hypothetical
July 1, 2005, through December 31, 2005.     before expenses, which is not the Fund's      information is useful in comparing
                                             actual return. The Fund's actual              ongoing costs only, and will not help
ACTUAL EXPENSES                              cumulative total returns at net asset         you determine the relative total costs
                                             value after expenses for the six months       of owning different funds. In addition,
The table below provides information         ended December 31, 2005, appear in the        if these transactional costs were
about actual account values and actual       table "Cumulative Total Returns" on Page      included, your costs would have been
expenses. You may use the information in     7.                                            higher.
this table,

====================================================================================================================================

                                                   ACTUAL                           HYPOTHETICAL
                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING             ENDING             EXPENSES         ENDING            EXPENSES        ANNUALIZED
  SHARE          ACCOUNT VALUE        ACCOUNT VALUE        PAID DURING     ACCOUNT VALUE      PAID DURING       EXPENSE
  CLASS            (7/1/05)           (12/31/05)(1)         PERIOD(2)       (12/31/05)         PERIOD(2)         RATIO
    A             $1,000.00             $1,072.50            $ 7.73         $1,017.74            $ 7.53           1.48%
    B              1,000.00              1,068.40             11.63          1,013.96             11.32           2.23
    C              1,000.00              1,068.50             11.63          1,013.96             11.32           2.23
    R              1,000.00              1,071.50              9.03          1,016.48              8.79           1.73


(1) The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended December 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

====================================================================================================================================


                                                                                               [ARROW
                                                                                                BUTTON   For More Information Visit
                                                                                                IMAGE]   AIMinvestments.com

AIM SMALL CAP EQUITY FUND

YOUR FUND'S LONG-TERM PERFORMANCE

RESULTS OF A $10,000 INVESTMENT

FUND AND INDEX DATA FROM 8/31/00

==================================================================================================================

                                                  [MOUNTAIN CHART]

DATE         AIM SMALL CAP     AIM SMALL CAP      AIM SMALL CAP      S&P 500     RUSSELL 2000     LIPPER SMALL-CAP
             EQUITY FUND-       EQUITY FUND-        EQUITY FUND-      INDEX          INDEX        CORE FUND INDEX
            CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
8/31/00       $  9450             $10000             $10000          $10000         $10000             $10000
   9/00          9308               9850               9850            9472           9706               9743
  10/00          9233               9760               9760            9432           9273               9450
  11/00          8193               8660               8660            8689           8321               8509
  12/00          8845               9340               9340            8732           9036               9335
   1/01          9280               9790               9790            9041           9506               9668
   2/01          8410               8870               8870            8217           8882               9054
   3/01          7985               8420               8420            7697           8448               8625
   4/01          8722               9191               9191            8295           9109               9313
   5/01          9251               9740               9740            8350           9333               9652
   6/01          9648              10160              10160            8147           9655               9951
   7/01          9384               9871               9871            8067           9132               9720
   8/01          9072               9541               9541            7562           8837               9448
   9/01          7985               8391               8391            6952           7648               8210
  10/01          8288               8702               8702            7084           8095               8698
  11/01          8883               9322               9322            7628           8722               9344
  12/01          9634              10113              10103            7695           9260              10000
   1/02          9530               9992               9992            7582           9164               9882
   2/02          9426               9883               9883            7436           8913               9618
   3/02         10325              10812              10812            7716           9629              10357
   4/02         10429              10913              10913            7248           9717              10408
   5/02         10211              10683              10683            7195           9286              10020
   6/02          9634              10073              10073            6683           8825               9459
   7/02          8046               8413               8403            6162           7492               8173
   8/02          8140               8503               8503            6202           7473               8217
   9/02          7374               7692               7692            5529           6936               7635
  10/02          7573               7902               7902            6015           7159               7906
  11/02          8036               8383               8383            6369           7798               8490
  12/02          7781               8113               8113            5995           7363               8077
   1/03          7573               7883               7883            5838           7160               7841
   2/03          7299               7593               7592            5750           6943               7596
   3/03          7497               7803               7803            5806           7033               7660
   4/03          8093               8413               8413            6284           7699               8298
   5/03          8783               9133               9133            6615           8526               9027
   6/03          9019               9373               9363            6699           8680               9235
   7/03          9596               9964               9963            6817           9223               9709
   8/03          9964              10345              10334            6950           9646              10129
   9/03          9785              10154              10154            6876           9468               9909
  10/03         10588              10985              10975            7265          10263              10688
  11/03         10928              11335              11325            7329          10627              11073
  12/03         11373              11775              11776            7713          10843              11381
   1/04         11694              12105              12096            7855          11314              11742
   2/04         11979              12395              12386            7964          11415              11946
   3/04         12083              12496              12486            7844          11522              12075
   4/04         11563              11946              11946            7721          10934              11660
   5/04         11724              12106              12096            7827          11108              11762
   6/04         12036              12427              12417            7979          11576              12264
   7/04         11156              11506              11507            7715          10797              11618
   8/04         10702              11026              11027            7746          10741              11516
   9/04         11128              11456              11457            7829          11245              12089
  10/04         11402              11737              11738            7949          11467              12287
  11/04         12205              12557              12547            8271          12461              13257
  12/04         12448              12795              12795            8552          12830              13471
   1/05         12030              12362              12362            8343          12295              13081
   2/05         12390              12733              12723            8519          12503              13386
   3/05         12127              12455              12445            8368          12145              13049
   4/05         11378              11672              11672            8210          11450              12345
   5/05         12088              12393              12383            8471          12199              13006
   6/05         12369              12682              12671            8483          12670              13450
   7/05         12933              13249              13237            8798          13472              14249
   8/05         12748              13053              13052            8718          13223              14117
   9/05         12923              13228              13217            8788          13264              14252
  10/05         12680              12970              12959            8642          12852              13814
  11/05         13351              13649              13639            8968          13476              14446
  12/05         13271              13440              13530            8972          13415              14490

==================================================================================================================

                                                                                              SOURCE: LIPPER, INC.


Past performance cannot guarantee               This chart, which is a logarithmic
comparable future results.                   chart, presents the fluctuations in the
                                             value of the Fund and its indexes. We
   The data shown in the chart include       believe that a logarithmic chart is more
reinvested distributions, applicable         effective than other types of charts in
sales charges, Fund expenses and             illustrating changes in value during the
management fees. Results for Class B         early years shown in the chart. The
shares are calculated as if a                vertical axis, the one that indicates
hypothetical shareholder had liquidated      the dollar value of an investment, is
his entire investment in the Fund at the     constructed with each segment
close of the reporting period and paid       representing a percent change in the
the applicable contingent deferred sales     value of the investment. In this chart,
charges. Index results include               each segment represents a doubling, or
reinvested dividends, but they do not        100% change, in the value of the
reflect sales charges. Performance of an     investment. In other words, the space
index of funds reflects fund expenses        between $5,000 and $10,000 is the same
and management fees; performance of a        size as the space between $10,000 and
market index does not. Performance shown     $20,000, and so on.
in the chart and table does not reflect
deduction of taxes a shareholder would
pay on Fund distributions or sale of
Fund shares. Performance of the indexes
does not reflect the effects of taxes.

AIM SMALL CAP EQUITY FUND

=======================================    =======================================

AVERAGE ANNUAL TOTAL RETURNS               CUMULATIVE TOTAL RETURNS

As of 12/31/05, including applicable       6 months ended 12/31/05, excluding
sales charges                              applicable sales charges

CLASS A SHARES                             Class A Shares                     7.25%
Inception (8/31/00)               5.45%    Class B Shares                     6.84
 5 Years                          7.24     Class C Shares                     6.85
 1 Year                           0.76     Class R Shares                     7.15

CLASS B SHARES                             =======================================
Inception (8/31/00)               5.70%
 5 Years                          7.41
 1 Year                           1.15

CLASS C SHARES
Inception (8/31/00)               5.83%
 5 Years                          7.69
 1 Year                           4.86

CLASS R SHARES
Inception                         6.36%
 5 Years                          8.23
 1 Year                           6.48


=======================================

CLASS R SHARES' INCEPTION DATE IS JUNE       BE LOWER OR HIGHER. PLEASE VISIT              THE CDSC ON CLASS B SHARES DECLINES FROM
3, 2002. RETURNS SINCE THAT DATE ARE         AIMinvestments.com FOR THE MOST RECENT        5% BEGINNING AT THE TIME OF PURCHASE
HISTORICAL RETURNS. ALL OTHER RETURNS        MONTH-END PERFORMANCE. PERFORMANCE            TO 0% AT THE BEGINNING OF THE SEVENTH
ARE BLENDED RETURNS OF HISTORICAL CLASS      FIGURES REFLECT REINVESTED                    YEAR. THE CDSC ON CLASS C SHARES IS 1%
R SHARE PERFORMANCE AND RESTATED CLASS A     DISTRIBUTIONS, CHANGES IN NET ASSET           FOR THE FIRST YEAR AFTER PURCHASE. CLASS
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      VALUE AND THE EFFECT OF THE MAXIMUM           R SHARES DO NOT HAVE A FRONT-END SALES
THE INCEPTION DATE OF CLASS R SHARES) AT     SALES CHARGE UNLESS OTHERWISE STATED.         CHARGE; RETURNS SHOWN ARE AT NET ASSET
NET ASSET VALUE, ADJUSTED TO REFLECT THE     INVESTMENT RETURN AND PRINCIPAL VALUE         VALUE AND DO NOT REFLECT A 0.75% CDSC
HIGHER RULE 12b-1 FEES APPLICABLE TO         WILL FLUCTUATE SO THAT YOU MAY HAVE A         THAT MAY BE IMPOSED ON A TOTAL
CLASS R SHARES. CLASS A SHARES'              GAIN OR LOSS WHEN YOU SELL SHARES.            REDEMPTION OF RETIREMENT PLAN ASSETS
INCEPTION DATE IS AUGUST 31, 2000.                                                         WITHIN THE FIRST YEAR.
                                                CLASS A SHARE PERFORMANCE
   THE PERFORMANCE DATA QUOTED               REFLECTS THE MAXIMUM 5.50% SALES                 THE PERFORMANCE OF THE FUND'S SHARE
REPRESENT PAST PERFORMANCE AND               CHARGE, AND CLASS B AND CLASS C               CLASSES WILL DIFFER DUE TO DIFFERENT
CANNOT GUARANTEE COMPARABLE FUTURE           SHARE PERFORMANCE REFLECTS THE                SALES CHARGE STRUCTURES AND CLASS
RESULTS; CURRENT PERFORMANCE MAY             APPLICABLE CONTINGENT DEFERRED                EXPENSES.
                                             SALES CHARGE (CDSC) FOR THE PERIOD
                                             INVOLVED.


                                                                                           Continued from inside front cover

                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30,2005, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC's Web site, sec.gov.


AIM SMALL CAP EQUITY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Funds Group     o The quality of services to be provided      o Overall performance of AIM. The Board
(the "Board") oversees the management of     by AIM. The Board reviewed the                considered the overall performance of
AIM Small Cap Equity Fund (the "Fund")       credentials and experience of the             AIM in providing investment advisory and
and, as required by law, determines          officers and employees of AIM who will        portfolio administrative services to the
annually whether to approve the              provide investment advisory services to       Fund and concluded that such performance
continuance of the Fund's advisory           the Fund. In reviewing the                    was satisfactory.
agreement with A I M Advisors, Inc.          qualifications of AIM to provide
("AIM"). Based upon the recommendation       investment advisory services, the Board       o Fees relative to those of clients of
of the Investments Committee of the          reviewed the qualifications of AIM's          AIM with comparable investment
Board, which is comprised solely of          investment personnel and considered such      strategies. The Board reviewed the
independent trustees, at a meeting held      issues as AIM's portfolio and product         advisory fee rate for the Fund under the
on June 30, 2005, the Board, including       review process, various back office           Advisory Agreement. The Board noted that
all of the independent trustees,             support functions provided by AIM and         this rate was the same as the advisory
approved the continuance of the advisory     AIM's equity and fixed income trading         fee rates for a variable insurance fund
agreement (the "Advisory Agreement")         operations. Based on the review of these      advised by AIM and offered to insurance
between the Fund and AIM for another         and other factors, the Board concluded        company separate accounts with
year, effective July 1, 2005.                that the quality of services to be            investment strategies comparable to
                                             provided by AIM was appropriate and that      those of the Fund. The Board noted that
   The Board considered the factors          AIM currently is providing satisfactory       AIM has agreed to waive advisory fees of
discussed below in evaluating the            services in accordance with the terms of      the Fund, as discussed below. Based on
fairness and reasonableness of the           the Advisory Agreement.                       this review, the Board concluded that
Advisory Agreement at the meeting on                                                       the advisory fee rate for the Fund under
June 30, 2005 and as part of the Board's     o The performance of the Fund relative        the Advisory Agreement was fair and
ongoing oversight of the Fund. In their      to comparable funds. The Board reviewed       reasonable.
deliberations, the Board and the             the performance of the Fund during the
independent trustees did not identify        past one and three calendar years             o Fees relative to those of comparable
any particular factor that was               against the performance of funds advised      funds with other advisors. The Board
controlling, and each trustee attributed     by other advisors with investment             reviewed the advisory fee rate for the
different weights to the various             strategies comparable to those of the         Fund under the Advisory Agreement. The
factors.                                     Fund. The Board noted that the Fund's         Board compared effective contractual
                                             performance in such periods was below         advisory fee rates at a common asset
   One of the responsibilities of the        the median performance of such                level and noted that the Fund's rate was
Senior Officer of the Fund, who is           comparable funds. The Board noted that        below the median rate of the funds
independent of AIM and AIM's affiliates,     AIM has recently made changes to the          advised by other advisors with
is to manage the process by which the        Fund's portfolio management team, which       investment strategies comparable to
Fund's proposed management fees are          appear to be producing encouraging early      those of the Fund that the Board
negotiated to ensure that they are           results but need more time to be              reviewed. The Board noted that AIM has
negotiated in a manner which is at arm's     evaluated before a conclusion can be          agreed to waive advisory fees of the
length and reasonable. To that end, the      made that the changes have addressed the      Fund, as discussed below. Based on this
Senior Officer must either supervise a       Fund's under-performance. Based on this       review, the Board concluded that the
competitive bidding process or prepare       review, the Board concluded that no           advisory fee rate for the Fund under the
an independent written evaluation. The       changes should be made to the Fund and        Advisory Agreement was fair and
Senior Officer has recommended an            that it was not necessary to change the       reasonable.
independent written evaluation in lieu       Fund's portfolio management team at this
of a competitive bidding process and,        time.                                         o Expense limitations and fee waivers.
upon the direction of the Board, has                                                       The Board noted that AIM has
prepared such an independent written         o The performance of the Fund relative        contractually agreed to waive advisory
evaluation. Such written evaluation also     to indices. The Board reviewed the            fees of the Fund through June 30, 2006
considered certain of the factors            performance of the Fund during the past       to the extent necessary so that the
discussed below. In addition, as             one and three calendar years against the      advisory fees payable by the Fund do not
discussed below, the Senior Officer made     performance of the Lipper Small-Cap Core      exceed a specified maximum advisory fee
certain recommendations to the Board in      Index. The Board noted that the Fund's        rate, which maximum rate includes
connection with such written evaluation.     performance in such periods was below         breakpoints and is based on net asset
                                             the performance of such Index. The Board      levels. The Board considered the
   The discussion below serves as a          noted that AIM has recently made changes      contractual nature of this fee waiver
summary of the Senior Officer's              to the Fund's portfolio management team,      and noted that it remains in effect
independent written evaluation and           which appear to be producing encouraging      until June 30, 2006. The Board
recommendations to the Board in              early results but need more time to be        considered the effect this fee waiver
connection therewith, as well as a           evaluated before a conclusion can be          would have on the Fund's estimated
discussion of the material factors and       made that the changes have addressed the      expenses and concluded that the levels
the conclusions with respect thereto         Fund's under-performance. Based on this       of fee waivers/expense limitations for
that formed the basis for the Board's        review, the Board concluded that no           the Fund were fair and reasonable.
approval of the Advisory Agreement.          changes should be made to the Fund and
After consideration of all of the            that it was not necessary to change the       o Breakpoints and economies of scale.
factors below and based on its informed      Fund's portfolio management team at this      The Board reviewed the structure of the
business judgment, the Board determined      time.                                         Fund's advisory fee under the Advisory
that the Advisory Agreement is in the                                                      Agreement, noting that it does not
best interests of the Fund and its           o Meeting with the Fund's portfolio           include any breakpoints. The Board
shareholders and that the compensation       managers and investment personnel. With       considered whether it would be
to AIM under the Advisory Agreement is       respect to the Fund, the Board is             appropriate to add advisory fee
fair and reasonable and would have been      meeting periodically with such Fund's         breakpoints for the Fund or whether, due
obtained through arm's length                portfolio managers and/or other               to the nature of the Fund and the
negotiations.                                investment personnel and believes that        advisory fee structures of comparable
                                             such individuals are competent and able       funds, it was reasonable to structure
o The nature and extent of the advisory      to continue to carry out their                the advisory fee without breakpoints.
services to be provided by AIM. The          responsibilities under the Advisory           Based on this review, the Board
Board reviewed the services to be            Agreement.                                    concluded that it was not necessary to
provided by AIM under the Advisory                                                         add advisory fee breakpoints to the
Agreement. Based on such review, the                                                       Fund's advisory fee schedule. The Board
Board concluded that the range of                                                          reviewed the level of the Fund's
services to be provided by AIM under the                                                   advisory fees, and noted that such fees,
Advisory Agreement was appropriate and                                                     as a percentage of the Fund's net
that AIM currently is providing services                                                   assets, would remain constant
in accordance with the terms of the
Advisory Agreement.                                                                                                     (continued)

AIM SMALL CAP EQUITY FUND

under the Advisory Agreement because the     o Profitability of AIM and its                o Other factors and current trends. In
Advisory Agreement does not include any      affiliates. The Board reviewed                determining whether to continue the
breakpoints. The Board noted that AIM        information concerning the profitability      Advisory Agreement for the Fund, the
has contractually agreed to waive            of AIM's (and its affiliates')                Board considered the fact that AIM,
advisory fees of the Fund through June       investment advisory and other activities      along with others in the mutual fund
30, 2006 to the extent necessary so that     and its financial condition. The Board        industry, is subject to regulatory
the advisory fees payable by the Fund do     considered the overall profitability of       inquiries and litigation related to a
not exceed a specified maximum advisory      AIM, as well as the profitability of AIM      wide range of issues. The Board also
fee rate, which maximum rate includes        in connection with managing the Fund.         considered the governance and compliance
breakpoints and is based on net asset        The Board noted that AIM's operations         reforms being undertaken by AIM and its
levels. The Board concluded that the         remain profitable, although increased         affiliates, including maintaining an
Fund's fee levels under the Advisory         expenses in recent years have reduced         internal controls committee and
Agreement therefore would not reflect        AIM's profitability. Based on the review      retaining an independent compliance
economies of scale, although the             of the profitability of AIM's and its         consultant, and the fact that AIM has
advisory fee waiver reflects economies       affiliates' investment advisory and           undertaken to cause the Fund to operate
of scale.                                    other activities and its financial            in accordance with certain governance
                                             condition, the Board concluded that the       policies and practices. The Board
o Investments in affiliated money market     compensation to be paid by the Fund to        concluded that these actions indicated a
funds. The Board also took into account      AIM under its Advisory Agreement was not      good faith effort on the part of AIM to
the fact that uninvested cash and cash       excessive.                                    adhere to the highest ethical standards,
collateral from securities lending                                                         and determined that the current
arrangements (collectively, "cash            o Benefits of soft dollars to AIM. The        regulatory and litigation environment to
balances") of the Fund may be invested       Board considered the benefits realized        which AIM is subject should not prevent
in money market funds advised by AIM         by AIM as a result of brokerage               the Board from continuing the Advisory
pursuant to the terms of an SEC              transactions executed through "soft           Agreement for the Fund.
exemptive order. The Board found that        dollar" arrangements. Under these
the Fund may realize certain benefits        arrangements, brokerage commissions paid
upon investing cash balances in AIM          by the Fund and/or other funds advised
advised money market funds, including a      by AIM are used to pay for research and
higher net return, increased liquidity,      execution services. This research is
increased diversification or decreased       used by AIM in making investment
transaction costs. The Board also found      decisions for the Fund. The Board
that the Fund will not receive reduced       concluded that such arrangements were
services if it invests its cash balances     appropriate.
in such money market funds. The Board
noted that, to the extent the Fund           o AIM's financial soundness in light of
invests in affiliated money market           the Fund's needs. The Board considered
funds, AIM has voluntarily agreed to         whether AIM is financially sound and has
waive a portion of the advisory fees it      the resources necessary to perform its
receives from the Fund attributable to       obligations under the Advisory
such investment. The Board further           Agreement, and concluded that AIM has
determined that the proposed securities      the financial resources necessary to
lending program and related procedures       fulfill its obligations under the
with respect to the lending Fund is in       Advisory Agreement.
the best interests of the lending Fund
and its respective shareholders. The         o Historical relationship between the
Board therefore concluded that the           Fund and AIM. In determining whether to
investment of cash collateral received       continue the Advisory Agreement for the
in connection with the securities            Fund, the Board also considered the
lending program in the money market          prior relationship between AIM and the
funds according to the procedures is in      Fund, as well as the Board's knowledge
the best interests of the lending Fund       of AIM's operations, and concluded that
and its respective shareholders.             it was beneficial to maintain the
                                             current relationship, in part, because
o Independent written evaluation and         of such knowledge. The Board also
recommendations of the Fund's Senior         reviewed the general nature of the
Officer. The Board noted that, upon          non-investment advisory services
their direction, the Senior Officer of       currently performed by AIM and its
the Fund, who is independent of AIM and      affiliates, such as administrative,
AIM's affiliates, had prepared an            transfer agency and distribution
independent written evaluation in order      services, and the fees received by AIM
to assist the Board in determining the       and its affiliates for performing such
reasonableness of the proposed               services. In addition to reviewing such
management fees of the AIM Funds,            services, the trustees also considered
including the Fund. The Board noted that     the organizational structure employed by
the Senior Officer's written evaluation      AIM and its affiliates to provide those
had been relied upon by the Board in         services. Based on the review of these
this regard in lieu of a competitive         and other factors, the Board concluded
bidding process. In determining whether      that AIM and its affiliates were
to continue the Advisory Agreement for       qualified to continue to provide
the Fund, the Board considered the           non-investment advisory services to the
Senior Officer's written evaluation and      Fund, including administrative, transfer
the recommendation made by the Senior        agency and distribution services, and
Officer to the Board that the Board          that AIM and its affiliates currently
consider implementing a process to           are providing satisfactory
assist them in more closely monitoring       non-investment advisory services.
the performance of the AIM Funds. The
Board concluded that it would be
advisable to implement such a process as
soon as reasonably practicable.

SUPPLEMENT TO ANNUAL REPORT DATED 12/31/05


AIM SMALL CAP EQUITY FUND

                                             ========================================
INSTITUTIONAL CLASS SHARES
                                             AVERAGE ANNUAL TOTAL RETURNS
The following information has been           For periods ended 12/31/05                   PLEASE NOTE THAT PAST PERFORMANCE IS NOT
prepared to provide Institutional Class                                                   INDICATIVE OF FUTURE RESULTS. MORE
shareholders with a performance overview     Inception                        6.69%       RECENT RETURNS MAY BE MORE OR LESS THAN
specific to their holdings.                  5 Years                          8.58        THOSE SHOWN. ALL RETURNS ASSUME
Institutional Class shares are offered       1 Year                           7.23        REINVESTMENT OF DISTRIBUTIONS AT NAV.
exclusively to institutional investors,      6 Months*                        7.56        INVESTMENT RETURN AND PRINCIPAL VALUE
including defined contribution plans                                                      WILL FLUCTUATE SO YOUR SHARES, WHEN
that meet certain criteria.                  *Cumulative total return that has not        REDEEMED, MAY BE WORTH MORE OR LESS THAN
                                             been annualized                              THEIR ORIGINAL COST. SEE FULL REPORT FOR
                                                                                          INFORMATION ON COMPARATIVE BENCHMARKS.
                                             ========================================     PLEASE CONSULT YOUR FUND PROSPECTUS FOR
                                                                                          MORE INFORMATION. FOR THE MOST CURRENT
                                             INSTITUTIONAL CLASS SHARES' INCEPTION        MONTH-END PERFORMANCE, PLEASE CALL
                                             DATE IS APRIL 29, 2005. RETURNS SINCE        800-451-4246 OR VISIT
                                             THAT DATE ARE HISTORICAL RETURNS. ALL        AIMinvestments.com.
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS A SHARE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12b-1 FEES APPLICABLE TO
                                             CLASS A SHARES. THE INCEPTION DATE OF
                                             CLASS A SHARES IS AUGUST 31, 2000.

                                                INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE IS
                                             AT NET ASSET VALUE (NAV). PERFORMANCE OF
                                             INSTITUTIONAL CLASS SHARES WILL DIFFER
                                             FROM PERFORMANCE OF OTHER SHARE CLASSES
                                             DUE TO DIFFERING SALES CHARGES AND CLASS
                                             EXPENSES.
========================================

NASDAQ SYMBOL                    SMEIX

========================================



                                                                                       Over for information on your Fund's expenses.

================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

================================================================================

                                               FOR INSTITUTIONAL INVESTOR USE ONLY
This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.



                                                    [YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
                                                      --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com                 SCE-INS-1       A I M Distributors, Inc.

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      $1,000 (for example, an $8,600 account          THE HYPOTHETICAL ACCOUNT VALUES AND
                                             value divided by $1,000 = 8.6), then         EXPENSES MAY NOT BE USED TO ESTIMATE THE
As a shareholder of the Fund, you incur      multiply the result by the number in the     ACTUAL ENDING ACCOUNT BALANCE OR
ongoing costs, including management fees     table under the heading entitled "Actual     EXPENSES YOU PAID FOR THE PERIOD. YOU
and other Fund expenses. This example is     Expenses Paid During Period" to estimate     MAY USE THIS INFORMATION TO COMPARE THE
intended to help you understand your         the expenses you paid on your account        ONGOING COSTS OF INVESTING IN THE FUND
ongoing costs (in dollars) of investing      during this period.                          AND OTHER FUNDS. TO DO SO, COMPARE THIS
in the Fund and to compare these costs                                                    5% HYPOTHETICAL EXAMPLE WITH THE 5%
with ongoing costs of investing in other     HYPOTHETICAL EXAMPLE FOR COMPARISON          HYPOTHETICAL EXAMPLES THAT APPEAR IN THE
mutual funds. The example is based on an     PURPOSES                                     SHAREHOLDER REPORTS OF THE OTHER FUNDS.
investment of $1,000 invested at the
beginning of the period and held for the     The table below also provides                   Please note that the expenses shown
entire period July 1, 2005, through          information about hypothetical account       in the table are meant to highlight your
December 31, 2005.                           values and hypothetical expenses based       ongoing costs only. Therefore, the
                                             on the Fund's actual expense ratio and       hypothetical information is useful in
ACTUAL EXPENSES                              an assumed rate of return of 5% per year     comparing ongoing costs only, and will
                                             before expenses, which is not the Fund's     not help you determine the relative
The table below provides information         actual return. The Fund's actual             total costs of owning different funds.
about actual account values and actual       cumulative total return after expenses
expenses. You may use the information in     for the six months ended December 31,
this table, together with the amount you     2005, appears in the table on the front
invested, to estimate the expenses that      of this supplement.
you paid over the period. Simply divide
your account value by


====================================================================================================================================


                                                     ACTUAL                              HYPOTHETICAL
                                                                              (5% ANNUAL RETURN BEFORE EXPENSES)

                       BEGINNING           ENDING              EXPENSES           ENDING               EXPENSES         ANNUALIZED
   SHARE             ACCOUNT VALUE     ACCOUNT VALUE          PAID DURING     ACCOUNT VALUE          PAID DURING         EXPENSE
   CLASS               (7/1/05)         (12/31/05)(1)          PERIOD(2)        (12/31/05)            PERIOD(2)           RATIO
Institutional         $1,000.00         $1,075.60                $4.55          $1,020.82               $4.43             0.87%


(1)  The actual ending account value is based on the actual total return of the Fund for the period July 1, 2005, through December
     31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended December 31, 2005, appears in the table on the front of this supplement.

(2)  Expenses are equal to the Fund's annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

====================================================================================================================================


AIMinvestments.com                      SCE-INS-1       A I M Distributors, Inc.

AIM SMALL CAP EQUITY FUND

SCHEDULE OF INVESTMENTS

December 31, 2005


                                                SHARES        VALUE
-----------------------------------------------------------------------
COMMON STOCKS & OTHER EQUITY INTERESTS-97.19%

ADVERTISING-1.01%

R.H. Donnelley Corp.(a)                           70,400   $  4,338,048
=======================================================================

AEROSPACE & DEFENSE-2.07%

Alliant Techsystems Inc.(a)                       57,725      4,396,913
-----------------------------------------------------------------------
Curtiss-Wright Corp.                              81,400      4,444,440
=======================================================================
                                                              8,841,353
=======================================================================

AIR FREIGHT & LOGISTICS-1.27%

UTI Worldwide, Inc.                               58,554      5,436,153
=======================================================================

ALUMINUM-0.55%

Century Aluminum Co.(a)                           89,500      2,345,795
=======================================================================

APPAREL RETAIL-4.32%

Dress Barn, Inc. (The)(a)                        134,321      5,186,134
-----------------------------------------------------------------------
Genesco Inc.(a)                                   90,379      3,505,801
-----------------------------------------------------------------------
Guess?, Inc.(a)                                   80,816      2,877,050
-----------------------------------------------------------------------
Stage Stores, Inc.                               118,149      3,518,477
-----------------------------------------------------------------------
Too Inc.(a)                                      120,002      3,385,256
=======================================================================
                                                             18,472,718
=======================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-0.86%

Kenneth Cole Productions, Inc.-Class A           143,700      3,664,350
=======================================================================

APPLICATION SOFTWARE-3.94%

Epicor Software Corp.(a)                         340,300      4,808,439
-----------------------------------------------------------------------
FileNET Corp.(a)                                 120,500      3,114,925
-----------------------------------------------------------------------
Hyperion Solutions Corp.(a)                      132,900      4,760,478
-----------------------------------------------------------------------
Transaction Systems Architects, Inc.(a)          145,793      4,197,381
=======================================================================
                                                             16,881,223
=======================================================================

ASSET MANAGEMENT & CUSTODY BANKS-1.19%

Affiliated Managers Group, Inc.(a)                63,600      5,103,900
=======================================================================

BIOTECHNOLOGY-2.49%

CV Therapeutics, Inc.(a)                          76,059      1,880,939
-----------------------------------------------------------------------
DOV Pharmaceutical, Inc.(a)                      122,400      1,796,832
-----------------------------------------------------------------------
Neurocrine Biosciences, Inc.(a)                   71,000      4,453,830
-----------------------------------------------------------------------
ViroPharma Inc.(a)                               136,651      2,534,876
=======================================================================
                                                             10,666,477
=======================================================================

BUILDING PRODUCTS-0.70%

NCI Building Systems, Inc.(a)                     70,300      2,986,344
=======================================================================

CASINOS & GAMING-1.35%

Pinnacle Entertainment, Inc.(a)                  233,300      5,764,843
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


COMMERCIAL PRINTING-0.67%

Banta Corp.                                       57,700   $  2,873,460
=======================================================================

COMMUNICATIONS EQUIPMENT-2.32%

CommScope, Inc.(a)                               225,400      4,537,302
-----------------------------------------------------------------------
Packeteer, Inc.(a)                               290,200      2,254,854
-----------------------------------------------------------------------
SpectraLink Corp.                                266,100      3,158,607
=======================================================================
                                                              9,950,763
=======================================================================

COMPUTER HARDWARE-1.90%

Intergraph Corp.(a)                               86,500      4,308,565
-----------------------------------------------------------------------
Stratasys, Inc.(a)                               153,100      3,829,031
=======================================================================
                                                              8,137,596
=======================================================================

COMPUTER STORAGE & PERIPHERALS-0.74%

Emulex Corp.(a)                                  160,830      3,182,826
=======================================================================

CONSTRUCTION & ENGINEERING-0.83%

URS Corp.(a)                                      94,800      3,565,428
=======================================================================

CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.75%

Manitowoc Co., Inc. (The)                         79,383      3,986,614
-----------------------------------------------------------------------
Wabash National Corp.                            182,000      3,467,100
-----------------------------------------------------------------------
Wabtec Corp.                                     159,760      4,297,544
=======================================================================
                                                             11,751,258
=======================================================================

CONSUMER FINANCE-0.83%

World Acceptance Corp.(a)                        125,200      3,568,200
=======================================================================

DATA PROCESSING & OUTSOURCED SERVICES-2.22%

BISYS Group, Inc. (The)(a)                       313,000      4,385,130
-----------------------------------------------------------------------
Wright Express Corp.(a)                          233,200      5,130,400
=======================================================================
                                                              9,515,530
=======================================================================

DIVERSIFIED CHEMICALS-0.95%

FMC Corp.(a)                                      76,262      4,054,851
=======================================================================

DIVERSIFIED METALS & MINING-1.05%

Compass Minerals International, Inc.             183,700      4,507,998
=======================================================================

ELECTRICAL COMPONENTS & EQUIPMENT-1.06%

Genlyte Group Inc. (The)(a)                       84,988      4,552,807
=======================================================================

ENVIRONMENTAL & FACILITIES SERVICES-2.23%

Rollins, Inc.                                    220,228      4,340,694
-----------------------------------------------------------------------
Waste Connections, Inc.(a)                       151,600      5,224,136
=======================================================================
                                                              9,564,830
=======================================================================

AIM SMALL CAP EQUITY FUND


                                                SHARES        VALUE
-----------------------------------------------------------------------

FOOD RETAIL-0.88%

Ruddick Corp.                                    176,355   $  3,752,834
=======================================================================

GAS UTILITIES-1.65%

Energen Corp.                                    132,200      4,801,504
-----------------------------------------------------------------------
New Jersey Resources Corp.                        53,500      2,241,115
=======================================================================
                                                              7,042,619
=======================================================================

HEALTH CARE FACILITIES-1.97%

Kindred Healthcare, Inc.(a)                      144,300      3,717,168
-----------------------------------------------------------------------
VCA Antech, Inc.(a)                              167,381      4,720,144
=======================================================================
                                                              8,437,312
=======================================================================

HEALTH CARE SERVICES-0.82%

Apria Healthcare Group Inc.(a)                   145,100      3,498,361
=======================================================================

HEALTH CARE SUPPLIES-5.23%

Cynosure Inc.-Class A(a)                         139,212      2,922,060
-----------------------------------------------------------------------
DJ Orthopedics Inc.(a)                           186,800      5,151,944
-----------------------------------------------------------------------
Haemonetics Corp.(a)                             122,200      5,970,692
-----------------------------------------------------------------------
ICU Medical, Inc.(a)                             110,568      4,335,371
-----------------------------------------------------------------------
Sybron Dental Specialties, Inc.(a)               100,727      4,009,942
=======================================================================
                                                             22,390,009
=======================================================================

HOUSEHOLD APPLIANCES-1.08%

Snap-on Inc.                                     122,600      4,604,856
=======================================================================

HOUSEHOLD PRODUCTS-0.91%

Central Garden & Pet Co.(a)                       84,756      3,893,691
=======================================================================

INDUSTRIAL MACHINERY-1.14%

Middleby Corp. (The)(a)                           56,505      4,887,683
=======================================================================

INSURANCE BROKERS-0.91%

Hilb Rogal and Hobbs Co.                         100,800      3,881,808
=======================================================================

INTERNET SOFTWARE & SERVICES-1.72%

DealerTrack Holdings Inc.(a)                      90,999      1,909,159
-----------------------------------------------------------------------
United Online, Inc.(a)                           383,400      5,451,948
=======================================================================
                                                              7,361,107
=======================================================================

INVESTMENT BANKING & BROKERAGE-0.38%

CMET Finance Holdings, Inc. (Acquired
  12/08/03; Cost $4,480,000)(a)(b)(c)             44,800      1,636,544
=======================================================================

INVESTMENT COMPANIES-EXCHANGE TRADED
  FUNDS-0.59%

iShares Nasdaq Biotechnology Index Fund(a)(d)     32,900      2,543,170
=======================================================================

MANAGED HEALTH CARE-1.06%

Sierra Health Services, Inc.(a)                   56,700      4,533,732
=======================================================================

METAL & GLASS CONTAINERS-1.09%

AptarGroup, Inc.                                  89,107      4,651,385
=======================================================================

MULTI-UTILITIES-0.51%

Avista Corp.                                     124,300      2,201,353
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


OFFICE SERVICES & SUPPLIES-0.81%

Brady Corp.-Class A                               95,500   $  3,455,190
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.60%

FMC Technologies, Inc.(a)                        118,700      5,094,604
-----------------------------------------------------------------------
Oceaneering International, Inc.(a)               120,900      6,018,402
=======================================================================
                                                             11,113,006
=======================================================================

OIL & GAS EXPLORATION & PRODUCTION-5.49%

Comstock Resources, Inc.(a)                      139,300      4,250,043
-----------------------------------------------------------------------
Penn Virginia Corp.                              127,300      7,307,020
-----------------------------------------------------------------------
Plains Exploration & Production Co.(a)           109,696      4,358,222
-----------------------------------------------------------------------
Warren Resources Inc.(a)(d)                      478,500      7,569,870
=======================================================================
                                                             23,485,155
=======================================================================

PACKAGED FOODS & MEATS-1.75%

Flowers Foods, Inc.                              177,700      4,897,412
-----------------------------------------------------------------------
TreeHouse Foods, Inc.(a)                         138,500      2,592,720
=======================================================================
                                                              7,490,132
=======================================================================

PHARMACEUTICALS-0.75%

Aspreva Pharmaceuticals Corp. (Canada)(a)(d)     203,000      3,191,160
=======================================================================

PROPERTY & CASUALTY INSURANCE-4.83%

Assured Guaranty Ltd.                            243,300      6,177,387
-----------------------------------------------------------------------
FPIC Insurance Group, Inc.(a)                    121,150      4,203,905
-----------------------------------------------------------------------
Ohio Casualty Corp.                              159,745      4,523,978
-----------------------------------------------------------------------
Philadelphia Consolidated Holding Corp.(a)        59,900      5,791,731
=======================================================================
                                                             20,697,001
=======================================================================

REAL ESTATE-3.53%

Alexandria Real Estate Equities, Inc.(d)          35,100      2,825,550
-----------------------------------------------------------------------
Global Signal Inc.(d)                            102,500      4,423,900
-----------------------------------------------------------------------
LaSalle Hotel Properties(d)                      139,000      5,104,080
-----------------------------------------------------------------------
Universal Health Realty Income Trust(d)           88,400      2,770,456
=======================================================================
                                                             15,123,986
=======================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-1.43%

Jones Lang LaSalle Inc.                          121,550      6,120,043
=======================================================================

REGIONAL BANKS-6.47%

Alabama National BanCorp.                         55,300      3,581,228
-----------------------------------------------------------------------
Boston Private Financial Holdings, Inc.           51,523      1,567,330
-----------------------------------------------------------------------
Columbia Banking System, Inc.                     89,900      2,566,645
-----------------------------------------------------------------------
CVB Financial Corp.                              128,150      2,602,727
-----------------------------------------------------------------------
Hancock Holding Co.                               69,700      2,635,357
-----------------------------------------------------------------------
MB Financial, Inc.                                84,900      3,005,460
-----------------------------------------------------------------------
Signature Bank(a)                                103,500      2,905,245
-----------------------------------------------------------------------

AIM SMALL CAP EQUITY FUND


                                                SHARES        VALUE
-----------------------------------------------------------------------
REGIONAL BANKS-(CONTINUED)

Sterling Bancshares, Inc.                        152,900   $  2,360,776
-----------------------------------------------------------------------
Sterling Financial Corp.                          98,400      2,458,032
-----------------------------------------------------------------------
United Community Banks, Inc.                     149,900      3,996,334
=======================================================================
                                                             27,679,134
=======================================================================

RESTAURANTS-2.11%

Papa John's International, Inc.(a)                89,080      5,283,335
-----------------------------------------------------------------------
Steak n Shake Co. (The)(a)                       220,048      3,729,814
=======================================================================
                                                              9,013,149
=======================================================================

SEMICONDUCTOR EQUIPMENT-2.18%

ATMI, Inc.(a)                                    173,600      4,855,592
-----------------------------------------------------------------------
Varian Semiconductor Equipment Associates,
  Inc.(a)                                        101,700      4,467,681
=======================================================================
                                                              9,323,273
=======================================================================

SEMICONDUCTORS-3.23%

DSP Group, Inc.(a)                               201,500      5,049,590
-----------------------------------------------------------------------
Micrel, Inc.(a)                                  359,200      4,166,720
-----------------------------------------------------------------------
Semtech Corp.(a)                                 122,800      2,242,328
-----------------------------------------------------------------------
Silicon Laboratories Inc.(a)                      65,000      2,382,900
=======================================================================
                                                             13,841,538
=======================================================================

SYSTEMS SOFTWARE-0.98%

Progress Software Corp.(a)                       148,000      4,200,240
=======================================================================

TIRES & RUBBER-0.48%

Bandag, Inc.                                      48,600      2,073,762
=======================================================================

                                                SHARES        VALUE
-----------------------------------------------------------------------


TRADING COMPANIES & DISTRIBUTORS-2.08%

UAP Holding Corp.                                231,413   $  4,725,453
-----------------------------------------------------------------------
Watsco, Inc.                                      69,694      4,168,398
=======================================================================
                                                              8,893,851
=======================================================================

TRUCKING-1.23%

Landstar System, Inc.                            126,400      5,275,936
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $332,755,683)                         416,019,771
=======================================================================
MONEY MARKET FUNDS-2.11%

Liquid Assets Portfolio-Institutional
  Class(e)                                     4,513,597      4,513,597
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    4,513,597      4,513,597
=======================================================================
    Total Money Market Funds (Cost
      $9,027,194)                                             9,027,194
=======================================================================
TOTAL INVESTMENTS-99.30% (excluding
  investments purchased with cash collateral
  from securities loaned) (Cost $341,782,877)               425,046,965
=======================================================================

INVESTMENTS PURCHASED WITH CASH COLLATERAL
  FROM SECURITIES LOANED

MONEY MARKET FUNDS-3.01%

Liquid Assets Portfolio-Institutional
  Class(e)(f)                                  6,440,358      6,440,358
-----------------------------------------------------------------------
STIC Prime Portfolio-Institutional
  Class(e)(f)                                  6,440,359      6,440,359
=======================================================================
    Total Money Market Funds (purchased with
      cash collateral from securities loaned)
      (Cost $12,880,717)                                     12,880,717
=======================================================================
TOTAL INVESTMENTS-102.31% (Cost $354,663,594)               437,927,682
=======================================================================
OTHER ASSETS LESS LIABILITIES-(2.31%)                        (9,883,661)
=======================================================================
NET ASSETS-100.00%                                         $428,044,021
_______________________________________________________________________
=======================================================================

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The value of this security at December 31, 2005 represented 0.38% of the Fund's Net Assets. See Note 1A.
(c) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of this security. The value of this security at December 31, 2005 represented 0.38% of the Fund's Net Assets. This security is considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities at time of purchase.
(d) All or a portion of this security has been pledged as collateral for securities lending transactions at December 31, 2005.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
(f) The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned. See Note 8.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SMALL CAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2005

ASSETS:

Investments, at value (cost $332,755,683)*     $416,019,771
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $21,907,911)                             21,907,911
===========================================================
    Total investments (cost $354,663,594)       437,927,682
===========================================================
Receivables for:
  Investments sold                                3,582,282
-----------------------------------------------------------
  Fund shares sold                                  436,664
-----------------------------------------------------------
  Dividends                                         182,522
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               29,320
-----------------------------------------------------------
Other assets                                         30,354
===========================================================
    Total assets                                442,188,824
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                            741,804
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 48,075
-----------------------------------------------------------
  Collateral upon return of securities loaned    12,880,717
-----------------------------------------------------------
Accrued distribution fees                           230,865
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              139
-----------------------------------------------------------
Accrued transfer agent fees                         172,859
-----------------------------------------------------------
Accrued operating expenses                           70,344
===========================================================
    Total liabilities                            14,144,803
===========================================================
Net assets applicable to shares outstanding    $428,044,021
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $340,515,045
-----------------------------------------------------------
Undistributed net investment income (loss)         (997,583)
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      5,262,471
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     83,264,088
===========================================================
                                               $428,044,021
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $218,914,569
___________________________________________________________
===========================================================
Class B                                        $131,547,053
___________________________________________________________
===========================================================
Class C                                        $ 55,008,948
___________________________________________________________
===========================================================
Class R                                        $ 17,861,890
___________________________________________________________
===========================================================
Institutional Class                            $  4,711,561
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          17,856,234
___________________________________________________________
===========================================================
Class B                                          11,177,519
___________________________________________________________
===========================================================
Class C                                           4,676,522
___________________________________________________________
===========================================================
Class R                                           1,470,717
___________________________________________________________
===========================================================
Institutional Class                                 382,224
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      12.26
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.26 divided
      by 94.50%)                               $      12.97
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      11.77
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      11.76
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      12.15
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      12.33
___________________________________________________________
===========================================================

* At December 31, 2005, securities with an aggregate value of $12,672,656 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SMALL CAP EQUITY FUND

STATEMENT OF OPERATIONS

For the year ended December 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $1,373)          $  2,609,962
--------------------------------------------------------------------------
Dividends from affiliated money market funds (includes
  securities lending income of $44,148, after compensation
  to counterparties of $319,273)                                   312,494
==========================================================================
    Total investment income                                      2,922,456
==========================================================================

EXPENSES:

Advisory fees                                                    3,735,906
--------------------------------------------------------------------------
Administrative services fees                                       137,856
--------------------------------------------------------------------------
Custodian fees                                                      42,623
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                          678,339
--------------------------------------------------------------------------
  Class B                                                        1,383,549
--------------------------------------------------------------------------
  Class C                                                          589,989
--------------------------------------------------------------------------
  Class R                                                           75,527
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                             1,579,259
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                   234
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           28,215
--------------------------------------------------------------------------
Other                                                              289,178
==========================================================================
    Total expenses                                               8,540,675
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (513,257)
==========================================================================
    Net expenses                                                 8,027,418
==========================================================================
Net investment income (loss)                                    (5,104,962)
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities (includes gains from securities sold
    to affiliates of 1,129,348)                                 52,315,034
--------------------------------------------------------------------------
  Foreign currencies                                                  (227)
==========================================================================
                                                                52,314,807
==========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (22,003,409)
==========================================================================
Net gain from investment securities and foreign currencies      30,311,398
==========================================================================
Net increase in net assets resulting from operations          $ 25,206,436
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SMALL CAP EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

For the years ended December 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income (loss)                                $ (5,104,962)   $ (5,605,804)
------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies and futures contracts                            52,314,807      63,214,018
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                      (22,003,409)    (17,288,151)
==========================================================================================
    Net increase in net assets resulting from operations        25,206,436      40,320,063
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                      (22,592,351)     (6,812,723)
------------------------------------------------------------------------------------------
  Class B                                                      (14,170,518)     (4,459,412)
------------------------------------------------------------------------------------------
  Class C                                                       (5,917,343)     (1,866,092)
------------------------------------------------------------------------------------------
  Class R                                                       (1,804,074)       (312,412)
------------------------------------------------------------------------------------------
  Institutional Class                                             (448,570)             --
==========================================================================================
    Decrease in net assets resulting from distributions        (44,932,856)    (13,450,639)
==========================================================================================
Share transactions-net:
  Class A                                                      (19,909,085)    (33,241,596)
------------------------------------------------------------------------------------------
  Class B                                                      (17,778,977)    (29,808,487)
------------------------------------------------------------------------------------------
  Class C                                                       (7,879,427)    (13,451,247)
------------------------------------------------------------------------------------------
  Class R                                                        6,732,018       8,911,070
------------------------------------------------------------------------------------------
  Institutional Class                                            4,966,296              --
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (33,869,175)    (67,590,260)
==========================================================================================
    Net increase (decrease) in net assets                      (53,595,595)    (40,720,836)
==========================================================================================

NET ASSETS:

  Beginning of year                                            481,639,616     522,360,452
==========================================================================================
  End of year (including undistributed net investment income
    (loss) of $(997,583) and $(33,759), respectively)         $428,044,021    $481,639,616
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

AIM SMALL CAP EQUITY FUND

NOTES TO FINANCIAL STATEMENTS

December 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Small Cap Equity Fund (the "Fund") is a series portfolio of AIM Funds Group (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is long-term growth of capital.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are recorded at amortized cost which approximates value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

AIM SMALL CAP EQUITY FUND


       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C. COUNTRY DETERMINATION -- For the purposes of making investment selection decisions and presentation in the Schedule of Investments, AIM may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer's securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be United States of America unless otherwise noted.

D. DISTRIBUTIONS -- Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund

AIM SMALL CAP EQUITY FUND

     would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.85% of the Fund's average daily net assets.

    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                         RATE
------------------------------------------------
First $250 million                        0.745%
------------------------------------------------
Next $250 million                         0.73%
------------------------------------------------
Next $500 million                         0.715%
------------------------------------------------
Next $1.5 billion                         0.70%
------------------------------------------------
Next $2.5 billion                         0.685%
------------------------------------------------
Next $2.5 billion                         0.67%
------------------------------------------------
Next $2.5 billion                         0.655%
------------------------------------------------
Over $10 billion                          0.64%
 _______________________________________________
================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds (excluding investments made in affiliated money market funds with cash collateral from securities loaned by the fund). AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended December 31, 2005, AIM waived fees of $491,753.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended December 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $4,269.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended December 31, 2005, AIM was paid $137,856.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended December 31, 2005, the Fund paid AISI $1,579,259 for Class A, Class B, Class C and Class R share classes and $234 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended December 31, 2005, the Class A, Class B, Class C and Class R shares paid $678,339, $1,383,549, $589,989 and $75,527, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended December 31, 2005, ADI advised the Fund that it retained $82,687 in front-end sales commissions from the sale of Class A shares and $0, $41,584, $3,535 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

AIM SMALL CAP EQUITY FUND

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC"), to invest daily available cash balances and cash collateral from securities lending transactions in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The tables below show the transactions in and earnings from investments in affiliated money market funds for the year ended December 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 2,284,239      $ 92,882,733      $ (90,653,375)        $   --         $ 4,513,597     $133,710       $   --
----------------------------------------------------------------------------------------------------------------------------------
Prime
  Portfolio-
  Institutional
  Class             2,284,239        92,882,733        (90,653,375)            --           4,513,597      134,636           --
==================================================================================================================================
  Subtotal        $ 4,568,478      $185,765,466      $(181,306,750)        $   --         $ 9,027,194     $268,346       $   --
==================================================================================================================================


INVESTMENTS OF CASH COLLATERAL FROM SECURITIES LENDING TRANSACTIONS:

                                                                         CHANGE IN
                                                                         UNREALIZED
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               12/31/04          AT COST          FROM SALES       (DEPRECIATION)      12/31/05        INCOME*     GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $11,898,095      $ 26,078,189      $ (31,535,926)        $   --         $ 6,440,358     $ 21,890       $   --
----------------------------------------------------------------------------------------------------------------------------------
Prime
  Portfolio-
  Institutional
  Class            11,898,095        26,069,648        (31,527,384)            --           6,440,359       22,258           --
==================================================================================================================================
  Subtotal        $23,796,190      $ 52,147,837      $ (63,063,310)        $   --         $12,880,717     $ 44,148       $   --
==================================================================================================================================
  Total           $28,364,668      $237,913,303      $(244,370,060)        $   --         $21,907,911     $312,494       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

* Net of compensation to counterparties.

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2005, the Fund engaged in securities purchases of $6,650,998 and sales of $4,654,578, which resulted in net realized gains of $1,129,348.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended December 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $17,235.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended December 31, 2005, the Fund paid legal fees of $5,603 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

AIM SMALL CAP EQUITY FUND

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended December 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM, not to exceed the rate contractually agreed upon.

NOTE 8--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities having a market value up to one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Fund could also experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to a loss on the collateral invested.

    At December 31, 2005, securities with an aggregate value of $12,672,656 were on loan to brokers. The loans were secured by cash collateral of $12,880,717 received by the Fund and subsequently invested in affiliated money market funds. For the year ended December 31, 2005, the Fund received dividends on cash collateral of $44,148 for securities lending transactions, which are net of compensation to counterparties.

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended December 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $ 6,000,021    $        --
----------------------------------------------------------------------------------------
  Long-term capital gain                                       38,932,835     13,450,639
----------------------------------------------------------------------------------------
Total distributions                                           $44,932,856    $13,450,639
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of December 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $  1,711,942
----------------------------------------------------------------------------
Undistributed long-term gain                                       3,594,203
----------------------------------------------------------------------------
Unrealized appreciation -- investments                            82,262,253
----------------------------------------------------------------------------
Temporary book/tax differences                                       (39,422)
----------------------------------------------------------------------------
Shares of beneficial interest                                    340,515,045
============================================================================
Total net assets                                                $428,044,021
____________________________________________________________________________
============================================================================

AIM SMALL CAP EQUITY FUND


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, of losses on straddles and the recognition of unrealized gains on passive foreign investment companies.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    The Fund did not have a capital loss carryforward for the year ended December 31, 2005.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended December 31, 2005 was $226,315,832 and $318,312,296, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 96,553,268

------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (14,291,015)

==============================================================================
Net unrealized appreciation of investment securities             $ 82,262,253

______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $355,665,429.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on December 31, 2005, undistributed net investment income (loss) was increased by $4,141,138, undistributed net realized gain was decreased by $8,767,138 and shares of beneficial interest increased by $4,626,000. This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                              --------------------------------------------------------
                                                                         2005                          2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      3,901,303    $ 49,612,776     4,288,228    $ 52,758,227

----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,054,880      12,990,537     1,064,168      12,839,431

----------------------------------------------------------------------------------------------------------------------
  Class C                                                        673,437       8,227,460       867,391      10,449,258

----------------------------------------------------------------------------------------------------------------------
  Class R                                                        783,334       9,858,946       823,003      10,162,089

----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                         347,363       4,533,352            --              --

======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,730,830      21,427,679       481,426       6,080,413

----------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,132,537      13,465,872       327,877       4,019,765

----------------------------------------------------------------------------------------------------------------------
  Class C                                                        468,582       5,566,746       119,514       1,465,238

----------------------------------------------------------------------------------------------------------------------
  Class R                                                        147,151       1,804,074        24,270         304,591

----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          36,059         448,570            --              --

======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        468,795       5,954,632       622,034       7,675,039

----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (484,746)     (5,954,632)     (637,822)     (7,675,039)

======================================================================================================================
Reacquired:
  Class A                                                     (7,592,348)    (96,904,172)   (8,184,332)    (99,755,275)

----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (3,118,759)    (38,280,754)   (3,263,817)    (38,992,644)

----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,763,932)    (21,673,633)   (2,126,834)    (25,365,743)

----------------------------------------------------------------------------------------------------------------------
  Class R                                                       (389,299)     (4,931,002)     (126,430)     (1,555,610)

----------------------------------------------------------------------------------------------------------------------
  Institutional Class(a)                                          (1,198)        (15,626)           --              --

======================================================================================================================
                                                              (2,606,011)   $(33,869,175)   (5,721,324)   $(67,590,260)

______________________________________________________________________________________________________________________
======================================================================================================================

(a) Institutional Class shares commenced sales on April 29, 2005.

AIM SMALL CAP EQUITY FUND


NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                        CLASS A
                                          --------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                                          --------------------------------------------------------------------
                                            2005           2004           2003           2002           2001
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  12.80       $  12.03       $   8.23       $  10.19       $   9.36
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.10)         (0.09)(a)      (0.09)(a)      (0.05)(a)      (0.05)(a)
--------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.96           1.22           3.89          (1.91)          0.88
==============================================================================================================
    Total from investment operations          0.86           1.13           3.80          (1.96)          0.83
==============================================================================================================
Less distributions from net realized
  gains                                      (1.40)         (0.36)            --             --          (0.00)
==============================================================================================================
Net asset value, end of period            $  12.26       $  12.80       $  12.03       $   8.23       $  10.19
______________________________________________________________________________________________________________
==============================================================================================================
Total return(b)                               6.58%          9.45%         46.17%        (19.23)%         8.92%
______________________________________________________________________________________________________________
==============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $218,915       $247,581       $266,284       $140,652       $105,146
______________________________________________________________________________________________________________
==============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                            1.51%(c)       1.53%          1.77%          1.67%          1.78%
--------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                            1.62%(c)       1.64%          1.77%          1.67%          1.78%
==============================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (0.84)%(c)     (0.77)%        (0.89)%        (0.54)%        (0.57)%
______________________________________________________________________________________________________________
==============================================================================================================
Portfolio turnover rate                         52%           124%           112%           117%           123%
______________________________________________________________________________________________________________
==============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $225,723,379.

                                                                       CLASS B
                                          ------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                                          ------------------------------------------------------------------
                                            2005           2004           2003          2002          2001
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  12.42       $  11.77       $   8.11       $ 10.11       $  9.33
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)               (0.19)         (0.18)(a)      (0.15)(a)     (0.11)(a)     (0.11)(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                  0.94           1.19           3.81         (1.89)         0.89
============================================================================================================
    Total from investment operations          0.75           1.01           3.66         (2.00)         0.78
============================================================================================================
Less distributions from net realized
  gains                                      (1.40)         (0.36)            --            --            --
============================================================================================================
Net asset value, end of period            $  11.77       $  12.42       $  11.77       $  8.11       $ 10.11
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                               5.89%          8.64%         45.13%       (19.78)%        8.36%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $131,547       $156,450       $177,811       $99,551       $64,012
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                            2.21%(c)       2.27%          2.42%         2.32%         2.44%
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                            2.32%(c)       2.29%          2.42%         2.32%         2.44%
============================================================================================================
Ratio of net investment income (loss) to
  average net assets                         (1.54)%(c)     (1.51)%        (1.54)%       (1.19)%       (1.23)%
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate                         52%           124%           112%          117%          123%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $138,354,957.

AIM SMALL CAP EQUITY FUND

                                                                      CLASS C
                                          ---------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                                          ---------------------------------------------------------------
                                           2005          2004          2003          2002          2001
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 12.42       $ 11.77       $  8.11       $ 10.10       $  9.34
---------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.19)        (0.18)(a)     (0.15)(a)     (0.11)(a)     (0.11)(a)
---------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.93          1.19          3.81         (1.88)         0.87
=========================================================================================================
    Total from investment operations         0.74          1.01          3.66         (1.99)         0.76
=========================================================================================================
Less distributions from net realized
  gains                                     (1.40)        (0.36)           --            --            --
=========================================================================================================
Net asset value, end of period            $ 11.76       $ 12.42       $ 11.77       $  8.11       $ 10.10
_________________________________________________________________________________________________________
=========================================================================================================
Total return(b)                              5.81%         8.64%        45.13%       (19.70)%        8.14%
_________________________________________________________________________________________________________
=========================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $55,009       $65,792       $75,763       $41,132       $29,548
_________________________________________________________________________________________________________
=========================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                           2.21%(c)      2.27%         2.42%         2.32%         2.44%
---------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           2.32%(c)      2.29%         2.42%         2.32%         2.44%
=========================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (1.54)%(c)    (1.51)%       (1.54)%       (1.19)%       (1.23)%
_________________________________________________________________________________________________________
=========================================================================================================
Portfolio turnover rate                        52%          124%          112%          117%          123%
_________________________________________________________________________________________________________
=========================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $58,998,908.

                                                                 CLASS R
                                          ------------------------------------------------------
                                                                                   JUNE 3, 2002
                                                                                    (DATE SALES
                                               YEAR ENDED DECEMBER 31,             COMMENCED) TO
                                          ----------------------------------       DECEMBER 31,
                                           2005          2004          2003            2002
------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $ 12.71       $ 11.99       $ 8.22          $ 10.58
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)              (0.10)        (0.12)(a)    (0.11)(a)        (0.04)(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                 0.94          1.20         3.88            (2.32)
================================================================================================
    Total from investment operations         0.84          1.08         3.77            (2.36)
================================================================================================
Less distributions from net realized
  gains                                     (1.40)        (0.36)          --               --
================================================================================================
Net asset value, end of period            $ 12.15       $ 12.71       $11.99          $  8.22
________________________________________________________________________________________________
================================================================================================
Total return(b)                              6.48%         9.06%       45.86%          (22.31)%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)  $17,862       $11,817       $2,502          $    55
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense
    reimbursements                           1.71%(c)      1.77%        1.92%            1.92%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense
    reimbursements                           1.82%(c)      1.79%        1.92%            1.92%(d)
================================================================================================
Ratio of net investment income (loss) to
  average net assets                        (1.04)%(c)    (1.01)%      (1.04)%          (0.78)%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate                        52%          124%         112%             117%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $15,105,357.
(d)  Annualized.

AIM SMALL CAP EQUITY FUND

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 29, 2005
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                   DECEMBER 31,
                                                                       2005
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $11.69
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                         (0.01)
-----------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)                2.05
===================================================================================
    Total from investment operations                                    2.04
===================================================================================
Less distributions from net realized gains                             (1.40)
===================================================================================
Net asset value, end of period                                        $12.33
___________________________________________________________________________________
===================================================================================
Total return(a)                                                        17.31%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $4,712
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                        0.87%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.98%(b)
===================================================================================
Ratio of net investment income (loss) to average net assets            (0.20)%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate                                                   52%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $1,973,807.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.


PENDING LITIGATION AND REGULATORY INQUIRIES

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants.

AIM SMALL CAP EQUITY FUND

  If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted.

  On October 19, 2005, this lawsuit was transferred for pretrial purposes to the MDL Court (as defined below). On July 7, 2005, the Supreme Court of West Virginia ruled in an unrelated lawsuit that is similar to this action that the WVAG does not have authority to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor -Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. Initial research indicates that these damages could be limited or capped by statute. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:


  - that the defendants permitted improper market timing and related activity in the AIM Funds;


  - that certain AIM Funds inadequately employed fair value pricing;


  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans; and


  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions.

  These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland (the "MDL Court"). Pursuant to an Order of the MDL Court, plaintiffs in these lawsuits consolidated their claims for pre-trial purposes into three amended complaints against various AIM- and IFG-related parties: (i) a Consolidated Amended Class Action Complaint purportedly brought on behalf of shareholders of the AIM Funds; (ii) a Consolidated Amended Fund Derivative Complaint purportedly brought on behalf of the AIM Funds and fund registrants; and (iii) an Amended Class Action Complaint for Violations of the Employee Retirement Income Securities Act ("ERISA") purportedly brought on behalf of participants in AMVESCAP's 401(k) plan.

  On August 25, 2005, the MDL Court issued rulings on the common issues of law presented in motions to dismiss shareholder class action and derivative complaints that were filed in unrelated lawsuits. On November 3, 2005, the MDL Court issued short opinions for the most part applying these rulings to the AIM and IFG lawsuits. The MDL Court dismissed all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"). The Court dismissed all claims asserted in the class action complaint but three: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, (ii) the excessive fee claim under
Section 36(b) of the 1940 Act (which survived only insofar as plaintiffs seek recovery of fees associated with the assets involved in market timing); and
(iii) the MDL Court deferred ruling on the "control person liability" claim under Section 48 of the 1940 Act. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date.

  At the MDL Court's request, the parties submitted proposed orders implementing these rulings in the AIM and IFG lawsuits. The MDL Court has not entered any orders on the motions to dismiss in these lawsuits and it is possible the orders may differ in some respects from the rulings described above. Based on the MDL Court's opinion and both parties' proposed orders, however, all claims asserted against the Funds that have been transferred to the MDL Court will be dismissed, although certain Funds will remain nominal defendants in the derivative lawsuit.

  On December 6, 2005, the MDL Court issued rulings on the common issues of law presented in defendants' omnibus motion to dismiss the ERISA complaints. The ruling was issued in unrelated lawsuits that are similar to the ERISA lawsuits brought against AIM and IFG and related entities. The MDL Court: (i) denied the motion to dismiss on the grounds that the plaintiffs lack standing or that the defendants' investments in company stock are entitled to a presumption of prudence; (ii) granted the motion to dismiss as to defendants not named in the employee benefit plan documents as fiduciaries but gave plaintiffs leave to replead facts sufficient to show that such defendants acted as de facto fiduciaries; and (iii) confirmed plaintiffs' withdrawal of their prohibited transactions and misrepresentations claims.

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, among others, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices,

AIM SMALL CAP EQUITY FUND
including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Pending Litigation and Regulatory Inquiries described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *


As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

AIM SMALL CAP EQUITY FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM Funds Group and Shareholders of AIM Small Cap Equity Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Small Cap Equity Fund (one of the funds constituting AIM Funds Group hereafter referred to as the "Fund") at December 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

February 17, 2006
Houston, Texas

AIM SMALL CAP EQUITY FUND

TRUSTEES AND OFFICERS

As of December 31, 2005



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1992           Director and Chairman, A I M Management    None
   Trustee, Vice Chair,                           Group Inc. (financial services holding
   Principal Executive Officer                    company); Director and Vice Chairman,
   and President                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director and President, A I M Advisors,
                                                  Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc.; Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products; and Chairman,
                                                  AIM Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett -- 1944       1987           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market); and
                                                  Homeowners of America Holding
                                                  Corporation
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company); and Owner, Dos Angelos Ranch,
                                                  L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1993           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.

As of December 31, 2005

AIM SMALL CAP EQUITY FUND



The address of each trustee and officer of AIM Funds Group (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1992           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Raymond Stickel, Jr. -- 1944    2005           Retired                                    None
   Trustee
                                                  Formerly: Partner, Deloitte & Touche
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley -- 1959        2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk -- 1958         2005           Formerly: Director of Compliance and       N/A
   Senior Vice President and                      Assistant General Counsel, ICON
   Senior Officer                                 Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; Senior Vice President
                                                  and General Counsel, Liberty Funds
                                                  Group, LLC; Vice President, A I M
                                                  Distributors, Inc.; and Director and
                                                  General Counsel, Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President, Principal                      Advisors, Inc.
   Financial Officer and
   Treasurer                                      Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson -- 1945      2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; and
                                                  Chief Equity Officer, and Senior
                                                  Investment Officer, A I M Capital
                                                  Management, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

TAX DISCLOSURES

REQUIRED FEDERAL TAX INFORMATION OF ORDINARY DIVIDENDS PAID

Of ordinary dividends paid to shareholders during the Fund's tax year ended December 31, 2005, 61% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $43,558,836 for the Fund's tax year ended December 31, 2005.

For its tax year ended December 31, 2005, the Fund designates 60%, or the maximum allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in your Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

TAX INFORMATION FOR NON-RESIDENT ALIEN SHAREHOLDERS

For its tax year ended December 31, 2005, the Fund designates 0%, or the maximum amount of allowable of its dividend distributions as qualified interest income exempt from U.S. income tax for non-resident alien shareholders. Your actual amount of qualified interest income for the calendar year will be reported in your Form 1042-S mailing. You should consult your tax advisor regarding treatment of the amounts.

The Fund designates qualified short-term capital gain distributions exempt from U.S. income tax for non-resident alien shareholders of $3,950,847 for the Fund's tax year ended December 31, 2005.

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended March 31, 2005, June 30, 2005, September 30, 2005 and December 31, 2005 are 4.62%, 1.97%, 1.53% and 2.85%, respectively.

        DOMESTIC EQUITY                             INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                      AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(1)            AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                        AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                         AIM Money Market Fund
AIM Dynamics Fund                            AIM International Core Equity Fund            AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(1)       Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                              Premier U.S. Government Money Portfolio
AIM Mid Cap Core Equity Fund(1)
AIM Mid Cap Growth Fund                                  SECTOR EQUITY                     TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund            AIM High Income Municipal Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund                               AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund                   AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund                       AIM Global Health Care Fund                   AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                   Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund                    AIM Gold & Precious Metals Fund
AIM Small Cap Growth Fund(1)                 AIM Leisure Fund                                    AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund                AIM Multi-Sector Fund
AIM Summit Fund                              AIM Real Estate Fund(1)                       AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    AIM Technology Fund                           AIM Growth Allocation Fund(2)
AIM Trimark Small Companies Fund             AIM Utilities Fund                            AIM Moderate Allocation Fund
AIM Weingarten Fund                                                                        AIM Moderate Growth Allocation Fund
                                                                                           AIM Moderately Conservative Allocation
                                                                                           Fund

                                                                                                 DIVERSIFIED PORTFOLIOS

                                                                                           AIM Income Allocation Fund
                                                                                           AIM International Allocation Fund

                                             ================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
                                             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
                                             FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ================================================================================

*Domestic equity and income fund


(1) This Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please see the appropriate prospectus.

(2) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after April 20, 2006, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $128 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $386 billion in assets under management. Data as of December 31, 2005.


AIMinvestments.com                 SCE-AR-1            A I M Distributors, Inc.

                        YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management            --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

ITEM 2.  CODE OF ETHICS.

         As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee.

         On the date of the reporting period, October 31, 2005, the Registrant's audit committee financial expert was Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.

         On October 27, 2005, the Board of Trustees determined that Raymond Stickel, Jr. is an audit committee financial expert. Mr. Stickel was appointed to the Registrant's Audit Committee effective as of October 1, 2005. Mr. Stickel is "independent" within the meaning of that term as used in Form N-CSR.


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

FEES BILLED BY PWC RELATED TO THE REGISTRANT

         PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

                                                      Percentage of Fees                                   Percentage of Fees
                                                     Billed Applicable to                                 Billed Applicable to
                                                      Non-Audit Services                                   Non-Audit Services
                                                      Provided for fiscal                                  Provided for fiscal
                             Fees Billed for             year end 2005            Fees Billed for            year end 2004
                           Services Rendered to      Pursuant to Waiver of      Services Rendered to      Pursuant to Waiver of
                            the Registrant for            Pre-Approval           the Registrant for           Pre-Approval
                           fiscal year end 2005          Requirement(1)         fiscal year end 2004         Requirement(1)
                           --------------------      ---------------------      --------------------      ---------------------
Audit Fees                       $298,561                    N/A                      $338,330                    N/A
Audit-Related Fees (2)           $ 19,250                     0%                      $      0                     0%
Tax Fees(3)                      $ 76,216                     0%                      $ 67,118                     0%
All Other Fees                   $      0                     0%                      $      0                     0%
                           --------------------                                 --------------------
Total Fees                       $394,027                     0%                      $405,448                     0%


PWC billed the Registrant aggregate non-audit fees of $95,466 for the fiscal year ended 2005, and $67,118 for the fiscal year ended 2004, for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Audit-Related fees for the fiscal year ended December 31, 2005 includes fees billed for performing agreed upon procedures related to reorganization transactions.

(3) Tax fees for the fiscal year end December 31, 2005 includes fees billed for reviewing tax returns and consultation services. Tax fees for the fiscal year end December 31, 2004 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PWC RELATED TO AIM AND AIM AFFILIATES

         PWC billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates for the last two fiscal years as follows:

                          Fees Billed for Non-                                  Fees Billed for Non-
                             Audit Services           Percentage of Fees           Audit Services           Percentage of Fees
                          Rendered to AIM and        Billed Applicable to       Rendered to AIM and        Billed Applicable to
                           AIM Affiliates for         Non-Audit Services         AIM Affiliates for         Non-Audit Services
                          fiscal year end 2005     Provided for fiscal year     fiscal year end 2004     Provided for fiscal year
                           That Were Required        end 2005 Pursuant to        That Were Required        end 2004 Pursuant to
                           to be Pre-Approved           Waiver of Pre-           to be Pre-Approved           Waiver of Pre-
                           by the Registrant's             Approval              by the Registrant's             Approval
                             Audit Committee            Requirement(1)             Audit Committee            Requirement(1)
                          --------------------     ------------------------     --------------------     ------------------------
Audit-Related Fees                 $0                         0%                         $0                         0%
Tax Fees                           $0                         0%                         $0                         0%
All Other Fees                     $0                         0%                         $0                         0%
                          --------------------                                  --------------------
Total Fees(2)                      $0                         0%                         $0                         0%


--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates to PWC during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and $0 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC's independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.


                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 13, 2005


I.       STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.      DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.     AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.      NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.       PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.      PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

         o Bookkeeping or other services related to the accounting records or financial statements of the audit client

         o        Financial information systems design and implementation

         o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

         o        Actuarial services

         o        Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

         o        Management functions

         o        Human resources

         o Broker-dealer, investment adviser, or investment banking services

         o        Legal services

         o        Expert services unrelated to the audit

         o Any other service that the Public Company Oversight Board determines by regulation is impermissible.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

                  Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

                     Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                     Not applicable.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                     None

ITEM 11.    CONTROLS AND PROCEDURES.

(a) As of December 15, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of December 16, 2004, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

12(a) (1)   Code of Ethics.

12(a) (2)   Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment
            Company Act of 1940.

12(a) (3)   Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:     AIM Funds Group

By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    March 10, 2006


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    March 10, 2006


By:      /s/ SIDNEY M. DILGREN
         -----------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    March 10, 2006

                                  EXHIBIT INDEX


12(a)(1) Code of Ethics.

12(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3) Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.